                           SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                         [_] Confidential, for Use of the
[_] Preliminary Proxy Statement             Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  BEC ENERGY

       (Name of Registrants as Specified In Their Declarations of Trust)

           -------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

[_] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transactions applies:

  2) Aggregate number of securities to which transactions applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined).

  4) Proposed maximum aggregate value of transactions:

  5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid: _________________________________________________

  2) Form, Schedule or Registration Statement No.: ___________________________

  3) Filing Party: ___________________________________________________________

  4) Date Filed: _____________________________________________________________

                                   BEC Energy
                              800 Boylston Street
                                Boston, MA 02199

                                                                    May 14, 1999

Dear Shareholder:

   The boards of trustees of BEC Energy and Commonwealth Energy System, referred to below as COM/Energy, have agreed to a merger transaction that will result in the ownership of their combined businesses by a new holding company, NSTAR. As a result of the merger, shareholders will have a stake in a company with a broader and more diversified customer base, including approximately 1,040,000 electric customers in 81 communities and 240,000 gas customers in 51 communities. We expect that the combination of the two businesses will better enable us to provide improvements in service, increase revenues and reduce costs.

   If shareholders of both companies approve the merger, you will be able to elect to exchange each of your BEC Energy common shares for either $44.10 in cash or one NSTAR common share. COM/Energy shareholders will be able to elect to exchange each of their COM/Energy common shares for either $44.10 in cash or
1.05 NSTAR common shares. Your election will be subject to limitations on the amounts of cash and NSTAR common shares issuable in the merger, which are described more fully in the joint proxy statement/prospectus.

   NSTAR will issue approximately 63,000,000 common shares, par value $1.00, in the merger. The BEC Energy common shares outstanding before the merger will represent approximately 68% of the NSTAR common shares outstanding after the merger. The COM/Energy common shares held before the merger will represent approximately 32% of the NSTAR common shares outstanding after the merger. The NSTAR shares will be traded on the New York Stock Exchange and on the Boston Stock Exchange under the symbol "NST."

   You will be asked to vote on the merger, and to vote on the election of BEC Energy trustees, as described in the following notice, at our annual meeting, on June 24, 1999, at the John B. Hynes Veterans Memorial Convention Center, Ballroom A, 900 Boylston Street, Boston, Massachusetts 02115. We cannot complete the merger unless holders of two-thirds of the 45,881,873 outstanding BEC Energy common shares and holders of two-thirds of the 21,575,437 outstanding COM/Energy common shares approve the merger.

   Neither the SEC nor any state securities regulators have approved or disapproved the NSTAR common shares to be issued in the merger or determined if this prospectus is accurate or adequate. Anyone who tells you otherwise is committing a crime.

   The securities offered by this prospectus are subject to investment risks, which are discussed beginning on page 21.

   The joint proxy statement/prospectus is dated May 14, 1999 and is first being mailed to shareholders on or about May 14, 1999.

                                   BEC ENERGY
                              800 Boylston Street
                          Boston, Massachusetts 02199

                    Notice of Annual Meeting of Shareholders
                          to be held on June 24, 1999

To the Holders of Common Shares of
 BEC Energy:

   The board of trustees is pleased to provide you with notice of and invites you to attend in person or by proxy the annual meeting of shareholders of BEC Energy, which will be held at the John B. Hynes Veterans Memorial Convention Center, Ballroom A, 900 Boylston Street, Boston, Massachusetts 02115, on June 24, 1999 at 2:00 p.m., for the following purposes:

     1. To consider and vote on the merger of BEC Energy and Commonwealth Energy System and to adopt the Agreement and Plan of Merger dated as of December 5, 1998, as amended.

     2. To elect four Class II directors to serve until the annual meeting to be held in the year 2002; and

     3. To transact any other business which may properly come before the annual meeting or any postponements or adjournments thereof.

Further information on these proposals may be found in the accompanying joint proxy statement/prospectus.

   Only the holders of common shares of BEC Energy as of the close of business on May 3, 1999 are entitled to notice of and to vote at the annual meeting or any postponements or adjournments thereof.

   The board of trustees of BEC Energy has determined that the merger is in the best interests of the BEC Energy shareholders and unanimously recommends that shareholders vote to adopt the merger agreement and approve the merger at the annual meeting.

   Please sign, date and return the accompanying proxy in the enclosed addressed envelope, which requires no postage if mailed in the United States. Your proxy may be revoked at any time before the vote is taken by delivering to the clerk a written revocation or a proxy bearing a later date or by oral revocation in person to the clerk at the annual meeting.

                                          By Order of the Board of Trustees,

                                          Theodora S. Convisser
                                          Clerk

Boston, Massachusetts
May 14, 1999

It is important that the enclosed proxy card be signed, dated and promptly returned in the enclosed envelope so that your shares will be represented whether or not you plan to attend the annual meeting. Failure to secure a quorum on the date set for the annual meeting would require an adjournment that would cause BEC Energy considerable additional expense.

          Please do NOT send share certificates with your proxy card.

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE BEC ENERGY/COMMONWEALTH ENERGY SYSTEM
 COMBINATION...............................................................   4

SUMMARY....................................................................   8
  BEC ENERGY SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA...............  15
  COM/ENERGY SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA...............  16
  NSTAR UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION.......  17

UNAUDITED COMPARATIVE PER SHARE DATA.......................................  18

COMPARATIVE DIVIDENDS AND MARKET PRICES....................................  19
  BEC Energy...............................................................  19
  COM/Energy...............................................................  19

HISTORICAL AND EQUIVALENT PER SHARE MARKET VALUES..........................  20

RISK FACTORS...............................................................  21

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE............................  22

THE ANNUAL MEETINGS........................................................  23
  Purpose, Time and Place..................................................  23
  Record Date; Voting Power................................................  23
  Votes Required...........................................................  24
  Share Ownership of Management and Their Affiliates.......................  25
  Voting of Proxies........................................................  25
  Revocability of Proxies..................................................  25
  Solicitation of Proxies..................................................  26

THE MERGER.................................................................  27
  Background of the Merger.................................................  27
  Reasons for the Merger...................................................  33
  Potential Cost Savings and Cost Avoidances Resulting From the Merger.....  34
  Recommendation of the BEC Energy Trustees................................  35
  Recommendation of the COM/Energy Trustees................................  37
  Opinion of BEC Energy's Financial Advisor................................  38
  Opinion of COM/Energy's Financial Advisor................................  45
  Interests of Trustees and Executive Officers of BEC Energy and COM/Energy
   in the Merger...........................................................  52
  Material Federal Income Tax Consequences of the Merger...................  56
  Arrangements Regarding the Trustees and Management of NSTAR Following the
   Merger..................................................................  59
  Regulatory Matters.......................................................  60
  Accounting Treatment.....................................................  62
  Effect on Employee Benefit Plans.........................................  63
  Listing of NSTAR Common Stock............................................  63

THE MERGER AGREEMENT.......................................................  64
  Terms of the Merger......................................................  64
  What You Will Receive for Your BEC Energy Common Shares or Your
   COM/Energy Common Shares................................................  64
  Limits on Cash and NSTAR Common Shares That Shareholders Will Receive....  65
  Exchange of Share Certificates...........................................  66
  Representations and Warranties...........................................  68
  Conduct of Business Price to the Merger..................................  68
  Additional Agreements....................................................  69

  Workforce and Employee Benefit Matters...................................  70
  Conditions to Completion of the Merger...................................  70
  Termination of the Merger Agreement and Termination Fees and Expenses....  72
  Amendment and Waiver.....................................................  73

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION.........................  74
  SHARE OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERS OF BEC ENERGY..  83
  SHARE OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERS OF COM/ENERGY..  84

DESCRIPTION OF NSTAR SHARES................................................  85
  Authorized Capital.......................................................  85
  Preferred Shares.........................................................  85
  Common Shares............................................................  85
  Company Issuances........................................................  85
  Massachusetts Anti-Takeover Laws and Various Provisions of NSTAR's
   Organizational Documents................................................  86
  Transfer Agent and Registrar.............................................  86

COMPARISON OF RIGHTS OF SHAREHOLDERS OF BEC ENERGY AND NSTAR...............  87
  Boards of Trustees.......................................................  87
  Quorum for Board Action; Action Without a Meeting........................  87
  Appraisal Rights.........................................................  87

COMPARISON OF RIGHTS OF SHAREHOLDERS OF COM/ENERGY AND STOCKHOLDERS OF
 NSTAR.....................................................................  89
  Board of Trustees........................................................  89
  Trustee Removal..........................................................  89
  Indemnification of Officers and Trustees.................................  89
  Limitations on Officer and Trustee Liability.............................  90
  Special Meeting of Shareholders..........................................  90
  Interested Business Transactions.........................................  91
  Merger; Sale of Business.................................................  91
  Termination..............................................................  91
  Amendments of Organizational Documents...................................  92
  Anti-Takeover Statutes...................................................  92
  Pre-Emptive Rights.......................................................  93
  Preferred Shares.........................................................  93

LEGAL MATTERS..............................................................  93

EXPERTS....................................................................  93

OTHER MATTERS..............................................................  94

WHERE YOU CAN FIND MORE INFORMATION........................................  96

THE BEC ENERGY ANNUAL MEETING--ADDITIONAL MATTERS..........................  99
  ELECTION OF TRUSTEES.....................................................  99
    Information about Nominees and Incumbent Trustees......................  99
  EXECUTIVE COMPENSATION................................................... 103
    Trustee Compensation................................................... 103
    Report of the Executive Personnel Committee............................ 104
    Executive Compensation Tables.......................................... 108
    Summary Compensation Table............................................. 108
    Pension Plan Table..................................................... 110
    Change of Control Agreements........................................... 110
  STOCK PERFORMANCE GRAPH.................................................. 112

ANNEX A
  Agreement and Plan of Merger, as Amended.................................. A-1

ANNEX B
  Opinion of Goldman, Sachs & Co............................................ B-1

ANNEX C
  Opinion of SG Barr Devlin................................................. C-1

ANNEX D
  NSTAR Declaration of Trust................................................ D-1

ANNEX E
  NSTAR Bylaws ............................................................. E-1

         QUESTIONS AND ANSWERS ABOUT THE BEC ENERGY/COMMONWEALTH ENERGY
                                 SYSTEM MERGER

   This question and answer discussion and the summary that follows highlight selected information from this joint proxy statement/prospectus and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms, you should read carefully this entire document and the other documents that we have referred you to. See "WHERE YOU CAN FIND MORE INFORMATION." BEC Energy and COM/Energy shareholders will also be asked to approve other proposals in connection with their annual meetings. Shareholders of BEC Energy should read carefully "THE BEC ENERGY ANNUAL MEETING--ADDITIONAL MATTERS." Shareholders of COM/Energy should read carefully "THE COM/ENERGY ANNUAL MEETING--ADDITIONAL MATTERS." "We" as used in this document refers to BEC Energy and COM/Energy; "COM/Energy" refers to Commonwealth Energy System.

                             QUESTIONS AND ANSWERS
Q. When and where is the annual meeting?

BEC Energy

We will be holding the BEC Energy annual meeting on Thursday, June 24, 1999, at 2:00 p.m. at the John B. Hynes Veterans Memorial Convention Center, Ballroom A, 900 Boylston Street, Boston, Massachusetts 02115.

COM/Energy

We will be holding the COM/Energy annual meeting on Thursday, June 24, 1999, at 10:30 a.m. at COM/Energy's offices at One Main Street, Cambridge, MA 02142-9150.

Q. What am I being asked to vote on at the annual meeting?

BEC Energy

We are asking you to vote on two matters at the meeting:

  . We are asking you to vote on the proposed merger in which BEC Energy and COM/Energy will become subsidiaries of a new holding company, NSTAR.

  . We are also asking you to elect four trustees to hold office for a three-year term.

COM/Energy

We are asking you to vote on three matters at the meeting:
  . We are asking you to vote on the proposed merger in which BEC Energy and COM/Energy will become subsidiaries of a new holding company, NSTAR.

  . We are also asking you to elect three trustees to hold office for a three-year term.

  . Finally, we are asking you to vote on a shareholder proposal to declassify the board of trustees which may be presented at the meeting.

Q. How does the board of trustees recommend I vote on these proposals?

BEC Energy

The BEC Energy trustees believe that the merger is fair to you and in your best interests, and have unanimously approved the merger and recommend that you vote FOR the merger. The BEC Energy trustees also recommend that you vote FOR the proposed trustees.

COM/Energy

The COM/Energy trustees believe that the merger is fair to you and in your best interests, and have unanimously approved the merger and recommend that you vote FOR the merger. The COM/Energy trustees also recommend that you vote FOR the proposed trustees and AGAINST the shareholder proposal.

Q. Who is entitled to vote at the meeting?

BEC Energy

You are entitled to vote at the meeting if you owned shares on May 3, 1999, the record date for the meeting. On the record date there were 45,881,873 common shares of BEC Energy outstanding.

COM/Energy

You are entitled to vote at the meeting if you owned shares on May 3, 1999, the record date for the meeting. On the record date there were 21,575,437 common shares of COM/Energy outstanding.

Q. What vote of the shareholders is needed to approve the merger?

BEC Energy

We need approval of the holders of two-thirds of the BEC Energy common shares. Two-thirds of the holders of the COM/Energy common shares must also approve the merger.

COM/Energy

We need approval of the holders of two-thirds of the COM/Energy common shares. Two-thirds of the holders of the BEC Energy common shares must also approve the merger.

Q. Am I entitled to appraisal rights?

No. Neither BEC Energy nor COM/Energy shareholders have the right to vote against the merger and obtain payment of the fair value of their shares in cash, sometimes referred to as appraisal rights.

Q. What do I need to do now?

Please carefully read this proxy statement, and then complete, sign and mail your proxy card in the enclosed return envelope as soon as possible. If you sign and send in your proxy card and do not mark how you want to vote, your proxy will be counted as a vote in favor of the merger. The merger cannot be completed unless the holders of two-thirds of the shares of both companies approve it. Your vote is very important.

If you would prefer, you can attend the meeting and vote your shares in person rather than by mailing back your proxy card.

Q. What do I do if my shares are held in "street name" by my broker?

If your shares are held in street name by a broker as your nominee, your broker will send you a proxy card.

Q. What happens if I do not instruct my broker how to vote on the merger or if I mark "abstain" on the proxy card?

Unless the holders of two-thirds of the shares of each company approve the merger it cannot be completed. If your shares are held in street name by a broker, your broker will not be able to vote your shares without instructions from you.

If you mark your proxy "abstain" or do not instruct your broker how to vote, your shares will have the effect of a vote against the merger.

Q. Can I change my vote after I have mailed in my signed proxy card?

BEC Energy

Yes. There are two ways you may withdraw your proxy at any time before the vote takes place. You may tell Theodora S. Convisser, the clerk of BEC Energy, at the annual meeting that you wish to withdraw your proxy. If you would prefer, you can withdraw your proxy in writing by delivering to the clerk a written revocation or a proxy bearing a later date. These should be sent to: BEC Energy, 800 Boylston Street, Boston, Massachusetts 02199, Attention: Clerk.

COM/Energy

Yes. There are two ways you may withdraw your proxy at any time before the vote takes place. You may tell Michael P. Sullivan, the secretary of COM/Energy, at the annual meeting that you wish to withdraw your proxy. If you would prefer you can withdraw your proxy in writing by delivering to the secretary a written revocation or a proxy bearing a later date. These should be sent to: COM/Energy, P.O. Box 9150, Cambridge, Massachusetts 02142-9150, Attention: Secretary.

Q. What should I do if I hold shares in BEC Energy's or COM/Energy's dividend reinvestment, share purchase or other share benefit plans?

If you participate in either BEC Energy's or COM/Energy's dividend reinvestment, share purchase or other share benefit plans, you will be treated like all other shareholders of BEC Energy or COM/Energy, as appropriate.

Q. What will happen to outstanding preferred shares?

COM/Energy

COM/Energy has redeemed all outstanding COM/Energy preferred shares.

BEC Energy

The merger will have no effect on the outstanding preferred stock of Boston Edison Company, a subsidiary of BEC Energy.

Q. What happens to my dividends?

We expect no changes in our dividend policies before the merger. After the merger, we expect the initial annual dividend rate to be $1.94 for each common share of NSTAR. The annual rate of $1.94 per share is equal to the current annual dividend rate paid to BEC Energy shareholders. The expected dividend policy after the merger would result in a 23% dividend increase for current COM/Energy shareholders, assuming receipt of 1.05 NSTAR common shares for each COM/Energy common share, from a current annual dividend rate of $1.66 per share.

Please understand that no dividends have been declared on NSTAR's common shares, and we cannot assure you that the anticipated dividend rate will ever be in effect or will remain unchanged. NSTAR reserves the right to increase or decrease its dividend as required by law or contract or as its board of trustees may decide.

Q. Where will my NSTAR common shares be traded?

Like BEC Energy and COM/Energy's common shares, the NSTAR common shares will be listed and traded on the New York Stock Exchange. NSTAR common shares will also be traded on the Boston Stock Exchange. NSTAR common shares will be listed under the symbol "NST."

Q: Should I send in my share certificates now?

No. You should continue to hold your share certificates. After the merger is completed we will mail you written instructions for exchanging your share certificates. At that time, you should send in your certificates.

Q. When do you expect the merger to be completed?

Because we must obtain a number of regulatory approvals for the merger, we cannot be sure exactly when the merger will be completed. We are working to complete all aspects of the merger as quickly as possible. We currently expect to complete the merger during the second half of 1999.

Q. Who should I call if I have any additional questions?

BEC Energy

You may call BEC Energy Investor Relations at (617) 424-2658 or, with respect to questions regarding voting, D.F. King & Co., Inc., BEC Energy's proxy solicitor, at (800) 549-6650.

COM/Energy

You may call COM/Energy Shareholder Services at (800) 336-3773 (in Massachusetts) or (800) 447-1183 (outside of Massachusetts) or, with respect to questions regarding voting, D.F. King & Co., Inc., COM/Energy's proxy solicitor, at (800) 714-3310.

                                    SUMMARY

The Companies

   BEC Energy
   800 Boylston Street
   Boston, Massachusetts 02199
   (617) 424-2000

   BEC Energy is organized as a Massachusetts business trust, an unincorporated business organization with transferable shares. BEC Energy conducts its business through its operating subsidiaries.

   BEC Energy's principal subsidiaries are Boston Edison Company, a regulated utility company, and Boston Energy Technology Group, Inc. Through Boston Edison, BEC Energy provides electricity to approximately 663,000 customers in the city of Boston and 39 other cities and towns in eastern Massachusetts. Through Boston Energy Technology Group and its subsidiaries, BEC Energy engages in a number of non-utility businesses, including telecommunications through its joint venture with RCN Corp. and provision of cooled water air conditioning.

   COM/Energy
   One Main Street
   Cambridge, MA 02142-9150
   (617) 225-4000

   COM/Energy is organized as a Massachusetts business trust, an unincorporated business organization with transferable shares. COM/Energy conducts its business through its operating subsidiaries.

   COM/Energy holds all of the stock of four operating public utility companies:

     --Cambridge Electric Light Company

     --Canal Electric Company

     --Commonwealth Electric Company and

     --Commonwealth Gas Company.

   COM/Energy also holds the stock of several subsidiaries engaged in other businesses, such as steam distribution, servicing and processing of liquefied natural gas, the sale of energy products and the operation of a steam, chilled water and electric generating facility serving several Boston area hospitals. Through its utility subsidiaries, COM/Energy serves the energy needs of approximately 600,000 customers in eastern Massachusetts.

   NSTAR
   c/o BEC Energy
   800 Boylston Street
   Boston, Massachusetts 02199
   (617) 424-2000

   NSTAR was organized on April 22, 1999 as a Massachusetts business trust with transferable shares. NSTAR was formed to be the new holding company for BEC Energy and COM/Energy and currently has no material assets, liabilities or operations. NSTAR has been formed as a Massachusetts business trust rather than a corporation to benefit from the potential Massachusetts income tax savings accorded trusts and the lower filing fees payable by a trust in connection with its authorized capital stock.

   Currently, BEC Energy and COM/Energy together own all of NSTAR's outstanding common shares. When the merger is completed, both BEC Energy and COM/Energy will become subsidiaries of NSTAR. NSTAR will be the new holding company for the combined business. The organization of the companies after the merger is illustrated below:

                               CURRENT STRUCTURE

                             [CHART APPEARS HERE]


                              MERGER TRANSACTION

                             [CHART APPEARS HERE]


                             POST-MERGER STRUCTURE

                             [CHART APPEARS HERE]

The Merger Agreement (page 64)

   In the merger, each of BEC Energy and COM/Energy will become subsidiaries of NSTAR. This will be accomplished by the merger of acquisition subsidiaries of NSTAR into each of BEC Energy and COM/Energy with BEC Energy and COM/Energy as the surviving companies. The shareholders of each of BEC Energy and COM/Energy will be able to elect to receive shares of NSTAR or cash for the shares of BEC Energy or COM/Energy they hold prior to the merger.

Reasons for the Merger (page 33)

   We believe that by combining BEC Energy and COM/Energy we will be able to improve our service, increase our revenues and reduce our costs. The merger will benefit shareholders by creating a holding company with a broader and more diversified customer base, and a sufficient size and scope, to be an effective competitor in the emerging and increasingly competitive markets for transporting and distributing energy and marketing energy services. We believe that the merger will allow us to benefit from cost savings and cost avoidances that could result in net savings of approximately $500 million over a ten-year period, and savings are expected to continue beyond the ten-year period. These savings will benefit customers through lower rates because BEC Energy's and COM/Energy's rates are based on their cost of service.

What You May Receive in the Merger (page 64)

   In the merger, shareholders of both BEC Energy and COM/Energy will have the option to elect to receive either cash or NSTAR common shares.

   BEC Energy. If you are a shareholder of BEC Energy you will have the option of electing to receive either $44.10 in cash or 1.00 NSTAR common share for each BEC Energy common share that you currently hold. The cash portion of the consideration to be paid to BEC Energy shareholders represents a payment of 5% more than the closing price of BEC Energy common shares on December 4, 1998.

   COM/Energy. If you are a shareholder of COM/Energy you will have the option of electing to receive either $44.10 in cash or 1.05 NSTAR common shares for each COM/Energy common share that you currently hold. Either type of consideration offered to COM/Energy shareholders represents a payment of 17% more than the closing price of COM/Energy common shares on December 4, 1998.

   The Amount of Cash or NSTAR Shares You Actually Receive Could Vary from Your Election. Because the merger agreement requires that $200 million be paid in cash to the BEC Energy shareholders and $100 million be paid in cash to the COM/Energy shareholders, the exact mix of cash and NSTAR shares that you receive could vary from your election. If shareholders elect to receive either more cash or a greater number of shares than is available to your shareholders group, the companies may have to prorate the amount of cash or number of shares paid to shareholders.

   How Will the Allocation Work? If the shareholders of either BEC Energy or COM/Energy elect to receive more cash than the amount of cash allocated to be paid to them, we will allocate the available cash among the given shareholder group. Similarly, if either shareholder group elects to receive a greater number of NSTAR shares than the number available for issuance to it, we will allocate the available NSTAR shares among the holders in that shareholder group. If, however, one shareholder group elects more cash than has been allocated to it and the other shareholder group elects less cash than is allocated to it, the excess cash available from the under-electing shareholder group will be allocated to the over-electing shareholder group.

   Based on the number of BEC Energy shares currently outstanding, we expect that approximately 41,346,726 NSTAR common shares will be issued to BEC Energy shareholders, or two-thirds of the total number of NSTAR shares issued in the merger. A total of approximately $200 million will be paid in cash to BEC Energy shareholders, or two-thirds of the total cash paid. Based on the number of COM/Energy shares currently outstanding, we expect that approximately 20,273,256 NSTAR common shares will be issued to COM/Energy shareholders, or one-third of the total number of shares issued in the merger. A total of approximately $100 million will be paid in cash to COM/Energy shareholders, or one-third of the total cash paid.

   Please read the more detailed description of the cash and shares to be issued in the merger on pages 64 to 66.

   Fractional Shares. Except for fractional shares that will be issued in exchange for shares issued under BEC Energy's or COM/Energy's dividend reinvestment plans, NSTAR will not issue any fractional shares in the merger. Instead, you will receive cash for any fractional shares that you would otherwise have received.

   Odd-lots. Shareholders who hold fewer than 100 common shares of BEC Energy or COM/Energy, commonly known as odd-lots, and who elect cash with respect to any of these shares will be allocated cash prior to any other shareholders if the shareholders of BEC Energy or COM/Energy elect more cash than is available for distribution to them.

   When You Will Elect to Receive Cash or Shares. You do not need to make your election at this time. We will mail you election forms for this purpose promptly after the merger is completed. At that time, you will be able to elect to receive either cash or NSTAR common shares in exchange for each BEC Energy or COM/Energy common share you own or to indicate that you have no preference. You must return your election form prior to 5:00 p.m. on or before the twentieth business day following the date that the exchange agent mailed the form of election to you.

What Are the Funding Sources of the $300 Million in Cash Payable to BEC Energy and COM/Energy Shareholders?

   The cash consideration will be financed by BEC Energy through funds on hand at the time of the merger and short-term borrowings under its existing committed and uncommitted credit lines. COM/Energy has redeemed its outstanding preferred shares with internally generated funds.

Opinions of Financial Advisors (pages 38 to 52)

   In deciding to approve the merger, our boards considered opinions from our respective financial advisors as to the fairness of the transaction to BEC Energy and COM/Energy shareholders from a financial point of view. BEC Energy received an opinion from Goldman, Sachs & Co. and COM/Energy received an opinion from the SG Barr Devlin division of SG Cowen Securities Corporation. These opinions are attached as Annexes B and C to this joint proxy statement/prospectus. We encourage you to read these opinions.

Tax Consequences of the Merger (page 56)

   No gain or loss will be recognized by BEC Energy or COM/Energy because of the merger. No gain or loss will be recognized by BEC Energy or COM/Energy shareholders on their receipt of shares of NSTAR in the merger. In general, however, BEC Energy shareholders will recognize taxable gain or loss on their BEC Energy shares exchanged for cash and COM/Energy shareholders will recognize gain on their COM/Energy shares exchanged for cash or shares of NSTAR but not in excess of the amount of cash received in the merger.

   This statement of the material federal income tax consequences of the merger is the opinion of Ropes & Gray and LeBoeuf, Lamb, Greene & MacRae, L.L.P., tax counsels to BEC Energy and COM/Energy, and is subject to the qualifications and assumptions stated in "Material Federal Income Tax Consequences of the Merger."

Accounting Treatment (page 62)

   The merger of COM/Energy with an acquisition subsidiary of NSTAR will be treated as an acquisition of COM/Energy by BEC Energy and accounted for under the purchase method of accounting, in accordance with generally accepted accounting principles. Under the purchase method of accounting, the purchase price of COM/Energy, including direct costs of the acquisition, will be allocated to the tangible and intangible assets acquired and the liabilities assumed based upon their estimated fair values with the excess purchase consideration allocated to goodwill. The other portion of our transaction, the merger of BEC Energy with a separate acquisition subsidiary of NSTAR, will be treated as a reorganization with no change in the recorded amount of BEC Energy's assets and liabilities. After the merger, the results of NSTAR's operations will include the results of operations of COM/Energy.

Comparative Per Share Market Price Information

   On December 4, 1998, the last full day of trading before the public announcement of the merger, the BEC Energy common shares and COM/Energy common shares closed at $42 and $37 13/16, respectively, as reported on the New York Stock Exchange Composite Transactions. On May 10, 1999, the most recent practicable date before the printing of this joint proxy statement/prospectus, the BEC Energy and COM/Energy common shares closed at $43 3/16 and $41, respectively, as reported on the New York Stock Exchange Composite Transactions.

Share Ownership of Management and Their Affiliates (page 25)

   On the record date for the BEC Energy meeting, trustees and executive officers of BEC Energy and their affiliates beneficially owned approximately 338,788 BEC Energy common shares, or less than 1% of the voting power of the BEC Energy common shares outstanding on the record date and less than 1% of the two-thirds vote required to approve the merger. The trustees and executive officers of BEC Energy have indicated that they intend to vote their BEC Energy common shares FOR the merger.

   On the record date for the COM/Energy meeting, trustees and executive officers of COM/Energy and their affiliates beneficially owned 82,864 shares or less than 1% of the voting power of COM/Energy common shares outstanding on the record date and approximately 1% of the two-thirds vote required to approve the merger. The trustees and executive officers of COM/Energy have indicated that they intend to vote their COM/Energy common shares FOR the merger.

Interests of Trustees and Executive Officers of BEC Energy and COM/Energy in the Merger (page 52)

   Some members of BEC Energy and COM/Energy management have interests in the merger as employees and/or trustees that are different from, or in addition to, yours as a BEC Energy or COM/Energy shareholder. These interests include:

   Financial Interest of COM/Energy Officers and Trustees in COM/Energy Compensation Plans. If we complete the merger, restrictions on approximately 34,887 restricted COM/Energy common shares awarded to sixteen COM/Energy officers and trustees will lapse. In addition, eleven COM/Energy officers have entered into change in control agreements, and participate in various benefit plans, under which payments may be made if their employment is terminated following shareholder approval or closing of the merger.

   New Employment and Change of Control Arrangements for Mr. May and Mr. Wright. If we complete the merger, Thomas J. May, the chairman, chief executive officer and president of BEC Energy, will become chairman and chief executive officer of NSTAR. In addition, Russell D. Wright, the chief executive officer and president of COM/Energy, will become the president and chief operating officer of NSTAR. Both Mr. May and Mr. Wright have entered into five-year employment agreements with NSTAR that become effective when the merger is completed. In addition, Mr. May and Mr. Wright have entered into change in control agreements with NSTAR that will become effective when the merger is completed. Under these change in control agreements, Mr. May and Mr. Wright could receive significant payments and benefits if NSTAR terminates their employment following a later change in control of NSTAR.

   Trustees of BEC Energy and COM/Energy Will Continue Their Positions. All eleven members of BEC Energy's board of trustees and all nine members of COM/Energy's board of trustees will become trustees of NSTAR. The chairman of the board of COM/Energy will become the chairman of the executive committee of NSTAR's board of trustees.

   The boards of trustees of BEC Energy and COM/Energy recognized these interests and determined that they did not affect the benefits of the merger to the BEC Energy or COM/Energy shareholders.

Conditions to Completion of the Merger (page 70)

   A number of conditions must be satisfied before the parties are required to complete the merger. These conditions include:

  . approval of two-thirds of the holders of BEC Energy's and COM/Energy's common shares;

  . receipt of all required approvals of regulatory and governmental agencies; and

  . the sale of BEC Energy's Pilgrim nuclear facility or the making of other provisions for its disposition or shut-down.

   There are other conditions to the merger which may be found in Article 8 of the merger agreement.

Termination Fees and Expenses (page 72)

   If a party terminates the merger agreement because the other party materially breaches a representation, warranty, covenant or agreement under the merger agreement, the breaching party must pay to the party terminating the agreement all out-of-pocket expenses and fees incurred by the terminating party, up to $5 million.

   If a party terminates the merger agreement because its board of trustees is required to accept another acquisition proposal, the terminating party must pay to the non-terminating party all documented out-of-pocket expenses and fees incurred by the non-terminating party, up to $5 million.

   Additionally, if the merger agreement is terminated because one party's board of trustees determines that it is required under law to accept another acquisition proposal that is outstanding at the time of such termination and that party enters into a transaction with the third party making the alternate acquisition proposal within two years of the proposal, the party entering into the alternative proposal will be required to pay to the other party an additional termination fee of $35 million. This additional fee also will be payable if the merger agreement is terminated while another acquisition proposal is outstanding, because of a material breach of any representation, warranty, covenant or agreement made under the merger agreement, or because a party failed to seek or obtain the required shareholder approval, and the party receiving the alternative acquisition proposal enters into a transaction with the third party making the proposal within two years following termination of the merger agreement.

Comparison of Shareholder Rights (page 89)

   When the merger is completed, holders of BEC Energy and COM/Energy common shares receiving NSTAR common shares will become shareholders of NSTAR, and their rights will be governed by NSTAR's declaration of trust and bylaws. For your convenience, we have attached copies of these documents as Annexes D and
E. The rights of NSTAR shareholders are similar to the rights of BEC Energy and COM/Energy shareholders, although former BEC Energy shareholders will no longer have rights to vote against a merger transaction and demand payment for their shares, commonly known as appraisal rights.

           BEC ENERGY SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA
              (in thousands of dollars, except per share amounts)

   The annual financial information presented below has been derived from the audited financial statements of BEC Energy. You should read this information in connection with, and this information is qualified in its entirety by reference to, BEC Energy's financial statements and accompanying notes which are incorporated by reference into this joint proxy statement/prospectus. See "WHERE YOU CAN FIND MORE INFORMATION."

                                         Years Ended December 31,
                          ------------------------------------------------------
                             1998       1997       1996       1995       1994
                          ---------- ---------- ---------- ---------- ----------
Income Statement Data
Operating revenues......  $1,622,515 $1,776,233 $1,666,303 $1,628,503 $1,544,735
Earnings available for
 common shareholders....  $  132,281 $  131,493 $  126,181 $   96,739 $  109,257
Earnings per share-basic
 and diluted(1).........  $     2.76 $     2.71 $     2.61 $     2.08 $     2.41
Cash dividends declared
 per common share.......  $    1.895 $     1.88 $     1.88 $    1.835 $    1.775

                                               December 31,
                          ------------------------------------------------------
                             1998       1997       1996       1995       1994
                          ---------- ---------- ---------- ---------- ----------
Balance Sheet Data
Total assets............  $3,213,899 $3,622,347 $3,729,291 $3,637,170 $3,608,699
Long-term debt(2).......  $  956,230 $1,158,676 $1,160,244 $1,261,823 $1,237,217
Preferred Stock
  Mandatory redeemable..  $   49,040 $   80,093 $   83,465 $   86,837 $   88,837
  Non-mandatory
   redeemable...........  $   43,000 $   83,000 $  119,954 $  119,677 $  119,677
Book value per share....  $    22.29 $    22.13 $    21.37 $    20.61 $    20.11

--------
(1) Basic and diluted earnings per share were the same for all periods presented, except the year ended December 31, 1998, for which diluted earnings per share were $2.75.
(2) Includes current portion of long-term debt.

           COM/ENERGY SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA
              (in thousands of dollars, except per share amounts)

   The annual financial information presented below has been derived from the audited financial statements of COM/Energy. You should read this information in connection with, and this information is qualified in its entirety by reference to, COM/Energy's financial statements and accompanying notes which are incorporated by reference into this joint proxy statement/prospectus. See "WHERE YOU CAN FIND MORE INFORMATION."

                                         Years Ended December 31,
                          ------------------------------------------------------
                             1998       1997       1996       1995       1994
                          ---------- ---------- ---------- ---------- ----------
Income Statement Data
Operating revenues......  $  980,115 $1,041,744 $1,010,905 $  929,288 $  977,585
Earnings available for
 common shareholders....  $   53,474 $   48,913 $   58,125 $   50,286 $   47,798
Earnings per share-basic
 and diluted............  $     2.48 $     2.27 $     2.70 $     2.36 $     2.29
Cash dividends declared
 per common share.......  $     1.62 $     1.58 $     1.54 $     1.50 $     1.50

                                               December 31,
                          ------------------------------------------------------
                             1998       1997       1996       1995       1994
                          ---------- ---------- ---------- ---------- ----------
Balance Sheet Data
Total assets............  $1,762,888 $1,485,050 $1,428,955 $1,392,342 $1,345,032
Long-term debt(1).......  $  441,905 $  390,964 $  377,218 $  418,694 $  449,280
Preferred shares
  Mandatory redeemable..  $   12,200 $   13,020 $   13,840 $   14,660 $   15,480
  Non-mandatory
   redeemable...........         --         --         --         --         --
Book value per share....  $    20.87 $    20.01 $    19.31 $    18.15 $    17.24

--------
(1) Includes current portion of long-term debt.

       NSTAR UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
              (in thousands of dollars, except per share amounts)

   We have derived the summary unaudited pro forma combined condensed financial information of NSTAR from, or prepared it on a basis consistent with, the unaudited pro forma combined financial statements included elsewhere in this joint proxy statement/prospectus. We present this data for illustrative purposes only. It is not necessarily indicative of the combined results of operations or financial position that would have resulted if the merger had occurred at the beginning of the period presented or on the date indicated, nor is it necessarily indicative of the future operating results or financial position of NSTAR.

                                                                  Year Ended
                                                               December 31, 1998
                                                               -----------------
Pro Forma Combined Statement of Operations
  Operating revenues..........................................    $2,423,540
  Earnings available for common shareholders..................    $  150,439
  Earnings per share--basic(1)................................    $     2.36
  Earnings per share--diluted.................................    $     2.36
  Dividends per share(1)(2)...................................    $     1.94

                                                                     As of
                                                               December 31, 1998
                                                               -----------------
Pro Forma Combined Balance Sheet(1)
  Total assets................................................    $5,139,994
  Long-term debt..............................................    $1,398,135
  Mandatory redeemable preferred stock........................    $   49,040
  Non-mandatory redeemable preferred stock....................    $   43,000
  Book value per share........................................    $    27.28

--------
(1) Each common share of BEC Energy will be exchanged for one common share of NSTAR and each common share of COM/Energy will be exchanged for 1.05 common shares of NSTAR in the merger. Per share amounts are calculated for each common share of NSTAR that would have been outstanding had the merger occurred as of January 1, 1998.
(2) BEC Energy and COM/Energy expect to continue their respective current dividend policies until they complete the merger. It is anticipated that the initial annualized dividend rate paid to NSTAR common shareholders will be $1.94 per share.

                    UNAUDITED COMPARATIVE PER SHARE DATA(1)

   We present below the earnings per share, cash dividends declared and book value per common share data of BEC Energy and COM/Energy on both historical and unaudited pro forma combined bases and on a per share equivalent unaudited pro forma basis. We have derived the unaudited pro forma combined per share information from the unaudited pro forma combined information presented elsewhere in this document. You should read the information below in conjunction with the financial statements and accompanying notes of BEC Energy and COM/Energy that are incorporated by reference in this joint proxy statement/prospectus and with the unaudited pro forma combined data included under "UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION."

                                                               As of and for the
                                                                  Year Ended
                                                               December 31, 1998
                                                               -----------------
BEC Energy Historical:
  Earnings per share--basic...................................      $ 2.76
  Earnings per share--diluted.................................      $ 2.75
  Cash dividends declared.....................................      $1.895
  Book value..................................................      $22.29
COM/Energy Historical:
  Earnings per share--basic and diluted.......................      $ 2.48
  Cash dividends declared.....................................      $ 1.62
  Book value..................................................      $20.87
NSTAR--Pro Forma Combined(1)(2):
  Earnings per share--basic...................................      $ 2.36
  Earnings per share--diluted.................................      $ 2.36
  Cash dividends declared(3)..................................      $ 1.94
  Book value..................................................      $27.28
COM/Energy Per Share Equivalent(4):
  Earnings per share--basic...................................      $ 2.48
  Earnings per share--diluted.................................      $ 2.48
  Cash dividends declared.....................................      $ 2.04
  Book value..................................................      $28.64

--------
(1) BEC Energy's unaudited pro forma balance sheet as of December 31, 1998 and the pro forma results of operations for the year then ended have been combined with COM/Energy's unaudited balance sheet as of December 31, 1998 and the pro forma results of operations for the year then ended, from which the unaudited comparative per share information has been derived. BEC Energy's balance sheet and results of operations have been adjusted to give effect to the sale by Boston Edison of Pilgrim Nuclear Power Station to Entergy Nuclear Generating Company, which is expected to be completed during the first half of 1999. BEC Energy's results of operations have been adjusted to give effect to the sale of Boston Edison's fossil generating units to Sithe Energies, Inc., which was completed on May 15, 1998. COM/Energy's results of operations have been adjusted to give effect to the sale of substantially all of its fossil fuel generating plant assets to affiliates of Southern Energy New England, L.L.C., which occurred on December 30, 1998.
(2) The NSTAR pro forma combined financial results include adjustments related to the merger, including financing costs and the amortization of goodwill. No provision is made for the net impact of anticipated cost savings and cost avoidances resulting from the merger.
(3) BEC Energy and COM/Energy expect to continue their respective current dividend policies until completion of the merger. It is anticipated that the initial annualized dividend rate paid to NSTAR common shareholders will be $1.94 per common share.
(4) COM/Energy per share equivalents are 1.05 of NSTAR pro forma combined per share equivalents, while BEC Energy per share equivalents are the same as its historical.

                    COMPARATIVE DIVIDENDS AND MARKET PRICES

BEC Energy

   BEC Energy common shares are listed and principally traded on the New York Stock Exchange and the Boston Stock Exchange under the symbol "BSE." The table below sets forth the dividends declared and the high and low sales prices of BEC Energy common shares for the fiscal periods indicated as reported in The Wall Street Journal as New York Stock Exchange Composite Transactions.

                                                                 Price Range
                                                    Dividends ------------------
                                                    Declared    High      Low
                                                    --------- --------- --------
Year Ended December 31, 1997
  First Quarter....................................  $0.470   $27 3/8   $26
  Second Quarter...................................  $0.470   $26 5/8   $24 5/8
  Third Quarter....................................  $0.470   $30 7/8   $26 1/2
  Fourth Quarter...................................  $0.470   $38 3/8   $30 1/4
Year Ended December 31, 1998
  First Quarter....................................  $0.470   $41 15/16 $35 1/16
  Second Quarter...................................  $0.470   $42 5/8   $38 7/8
  Third Quarter....................................  $0.470   $44 5/16  $37 3/4
  Fourth Quarter...................................  $0.485   $44 15/16 $39 5/8
Year Ended December 31, 1999
  First Quarter....................................  $0.485   $41 3/16  $36 7/16
  Second Quarter (through May 10, 1999)............     --    $43 13/16 $37 3/16

COM/Energy

   COM/Energy common shares are listed and principally traded on the New York Stock Exchange and the Pacific Stock Exchange under the symbol "CES." The table below sets forth the dividends declared and the high and low sales price of COM/Energy common shares for the fiscal periods indicated as reported in The Wall Street Journal as New York Stock Exchange Composite Transactions.

                                                                 Price Range
                                                   Dividends -------------------
                                                   Declared    High       Low
                                                   --------- --------- ---------
Year Ended December 31, 1997
  First Quarter...................................  $0.395   $24 5/8   $20 7/8
  Second Quarter..................................  $0.395   $24 3/16  $18 7/8
  Third Quarter...................................  $0.395   $27       $23 7/16
  Fourth Quarter..................................  $0.395   $34 11/16 $25 5/16
Year Ended December 31, 1998
  First Quarter...................................  $0.405   $40       $34 1/2
  Second Quarter..................................  $0.405   $41       $34 1/8
  Third Quarter...................................  $0.405   $38 1/8   $28 13/16
  Fourth Quarter..................................  $0.405   $40 1/2   $31 9/16
Year Ended December 31, 1999
  First Quarter...................................  $0.415   $41 1/4   $35 7/16
  Second Quarter (through May 10, 1999)...........     --    $42       $38

               HISTORICAL AND EQUIVALENT PER SHARE MARKET VALUES

   The following table sets forth the market value of BEC Energy and COM/Energy common shares on a historical and an equivalent per share basis as of December 4, 1998, the last business day before the parties entered into the merger agreement.

                                BEC Energy                 COM/Energy            Equivalent      Equivalent
                         ------------------------- --------------------------- Per Share Value Per Share Value
          Date            High      Low    Closing  High      Low     Closing    BEC Energy      COM/Energy
          ----           ------- --------- ------- ------- --------- --------- --------------- ---------------
December 4, 1998........ $42 1/4 $41 13/16   $42   $38 3/8 $37 11/16 $37 13/16       $42           $44.10

   We encourage BEC Energy shareholders and COM/Energy shareholders to obtain current market quotations for BEC Energy common shares and COM/Energy common shares.

                                  RISK FACTORS

   In addition to the other information included or incorporated by reference in this joint proxy statement/prospectus, BEC Energy and COM/Energy shareholders should consider carefully the risk factors described below in determining whether to approve the merger agreement and the proposed merger.

   The value of your interest in BEC Energy or COM/Energy may change between the time that you vote on the merger and the time that you make your election for shares or cash, but the amount of cash or number of NSTAR common shares payable for each of your BEC Energy or COM/Energy common shares will not change.

   We currently anticipate that the period between the time you vote on the proposed merger and the time you make your elections for cash or NSTAR common shares may be as long as three to nine months. The cash price that we will pay for each BEC Energy and COM/Energy share is fixed at $44.10. Likewise, the share exchange ratios are fixed at 1.05 NSTAR common shares for a common share of COM/Energy and 1.00 NSTAR common share for a common share of BEC Energy. We will not make any adjustments to the cash price or exchange ratios for changes in the market prices of BEC Energy or COM/Energy common shares, which could be significant, or for any other factor.

   At the time you make your elections, the value of the share election may be higher or lower than the value of the cash election, but you may not receive all of the NSTAR common shares or cash that you elect since the total amounts of NSTAR common shares and cash that we will distribute are fixed, except for minor adjustments.

   At the election time, it is possible that the value of the NSTAR common shares that you can elect in the merger may be significantly higher or lower than $44.10, the value of the cash that you may elect to receive in exchange for your BEC Energy or COM/Energy common shares. The total number of COM/Energy common shares and the total number of BEC Energy common shares to be exchanged for cash are each fixed, however, subject to minor adjustments. As a consequence, if your shareholder group elects more cash or more NSTAR common shares than is available to it, you may not receive all of the cash or all of the NSTAR common shares that you elect. You should review "THE MERGER AGREEMENT--Limits on Cash and NSTAR Common Shares That Shareholders Will Receive" below for more information.

   We cannot assure you that we will be able to integrate the operations of BEC Energy and COM/Energy as successfully as we would like and consequently, we may not achieve the benefits of the merger.

   We have entered into the merger agreement with the expectation that the merger will result in benefits, including cost savings and avoidances of $500 million over a ten-year period, improved customer service levels and enhanced management resources. See "THE MERGER--Reasons for the Merger" below for more information. We will not be able to achieve the benefits of the merger unless we are able to integrate successfully and efficiently the businesses of BEC Energy and COM/Energy. We cannot assure you that this will occur. In addition, the consolidation of our operations will require substantial attention from management. Any diversion of management's attention and any difficulties encountered in the transition and integration process could prevent us from achieving the cost savings and other benefits of the merger referred to above.

                FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

   We have each made forward-looking statements in this document, and in documents that are incorporated by reference in this joint proxy statement/prospectus, about matters which are susceptible to risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of BEC Energy, COM/Energy or NSTAR. Also, when we use words such as "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. Shareholders should note that many factors, which we discuss elsewhere in this document and in the documents that we incorporate by reference, could affect the future financial results of BEC Energy, COM/Energy or NSTAR and could cause those results to differ materially from those expressed in our forward-looking statements contained or incorporated by reference in this document. These factors include the risk factors that appear in the section entitled "Risk Factors" on page 21.

                              THE ANNUAL MEETINGS

Purpose, Time and Place

   BEC Energy and COM/Energy are sending this joint proxy statement/prospectus to their shareholders as part of their boards of trustees' solicitation of proxies for the annual meetings of their shareholders. The BEC Energy annual meeting will be held on Thursday, June 24, 1999 at 2:00 p.m. at the John B. Hynes Veterans Memorial Convention Center, Ballroom A, 900 Boylston Street, Boston, MA 02115. The COM/Energy annual meeting will be held on June 24, 1999. It will begin at 10:30 a.m. and take place at COM/Energy's offices at One Main Street, Cambridge, MA 02142-9150.

   At the BEC Energy annual meeting, BEC Energy will ask holders of BEC Energy common shares to consider and vote upon a proposal to adopt the merger agreement and approve the merger. BEC Energy shareholders will also be asked to vote upon the election of four trustees to hold office for a three-year term and until the election and qualification of their successors.

   At the COM/Energy annual meeting, COM/Energy will ask holders of COM/Energy common shares to consider and vote upon a proposal to adopt the merger agreement and approve the merger. COM/Energy shareholders will also be asked to vote upon the election of three trustees to hold office for a three-year term and until the election and qualification of their successors, and to vote upon a shareholder proposal if presented at the COM/Energy annual meeting.

Record Date; Voting Power

   BEC Energy. The BEC Energy board of trustees has fixed the close of business, 5:00 p.m. eastern time, on May 3, 1999 as the record date for determining the holders of BEC Energy common shares who will receive notice of, and vote at, the BEC Energy annual meeting. Only holders of record of BEC Energy common shares at the close of business on the record date will receive notice of, and have the right to vote at, the BEC Energy annual meeting.

   At the close of business on the record date, 45,881,873 BEC Energy common shares were issued and outstanding. Holders of record of BEC Energy common shares issued and outstanding on the record date will have one vote per share on any matter properly brought before the BEC Energy annual meeting. Shareholders may vote their shares at the BEC Energy annual meeting in person or by proxy. See "--Voting of Proxies."

   The presence at the BEC Energy annual meeting of the holders of a majority of the outstanding BEC Energy common shares with the right to vote, either in person or by proxy, is necessary to constitute a quorum. Abstentions will be considered present for the purpose of establishing a quorum. Shares held by brokers as nominees who lack discretionary authority to vote on matters without instructions from their beneficial owners will not be considered present for this purpose, however. Shareholders should note that under the rules of the New York Stock Exchange, brokers who hold BEC Energy common shares as nominees will not have discretionary authority to vote these shares for approval of the merger agreement and the merger in the absence of beneficial owner instruction. If a quorum is not present at the BEC Energy annual meeting, management will adjourn or postpone the meeting to solicit additional proxies.

   COM/Energy. The COM/Energy board of trustees has also fixed the close of business, 5:00 p.m. eastern time, on May 3, 1999 as the record date for determining the holders of COM/Energy common shares who will receive notice of, and vote at, the COM/Energy annual meeting. Only holders of record of COM/Energy common shares at the close of business on the record date will receive notice of, and have the right to vote at, the COM/Energy annual meeting. The term "record date" is used in this document to refer to the applicable record date for BEC Energy and COM/Energy.

   At the close of business on the record date, 21,575,437 COM/Energy common shares were issued and outstanding. Holders of record of COM/Energy common shares issued and outstanding on the record date will have one vote per share on any matter that may properly come before the COM/Energy annual meeting. Votes may be cast at the COM/Energy annual meeting in person or by proxy. See "--Voting of Proxies."

   The presence at the COM/Energy annual meeting, either in person or by proxy, of the holders of a majority of the outstanding COM/Energy common shares with the right to vote is necessary to constitute a quorum. As in the case of BEC Energy, abstentions will be considered present for the purpose of establishing a quorum, but shares represented by brokers lacking discretionary authority and beneficial owner instructions will not. Shareholders should note that under the NYSE rules, brokers holding COM/Energy common shares will lack the discretionary authority to vote these shares for the merger agreement and the merger. If a quorum is not present at the COM/Energy annual meeting, management will adjourn or postpone the meeting to solicit additional proxies.

Votes Required

   BEC Energy. Approval of the proposal to adopt the merger agreement and approve the merger will require the affirmative vote of at least two-thirds of the BEC Energy common shares outstanding on the record date. Because the NYSE rules state that uninstructed brokers who hold BEC Energy shares as nominees will not have discretionary authority to vote those shares in favor of the merger agreement or the merger, you should be sure to instruct your broker if you are in favor of the merger agreement and the merger. Any shares that a nominee-broker is unable to vote because he has not been given instructions, as well as any abstentions, will have the same effect as a vote "AGAINST" the approval of the merger agreement and the merger.

   Approval of the proposal to elect four trustees of BEC Energy to hold office for a three-year term and until the election and qualification of their successors will require the affirmative vote of a plurality of the votes properly cast at the BEC Energy annual meeting. Brokers who hold BEC Energy common shares as nominees will have discretionary authority to vote the shares to elect the four proposed trustees.

   COM/Energy. Approval of the proposal to adopt the merger agreement and approve the merger will require the affirmative vote of at least two-thirds of the COM/Energy common shares outstanding on the record date. Because the NYSE rules state that uninstructed brokers who hold COM/Energy shares as nominees will not have discretionary authority to vote those shares in favor of the merger agreement or the merger, you should be sure to instruct your broker if you are in favor of the merger agreement and the merger. Any shares that a nominee-broker is unable to vote because he has not received instructions, as well as any abstentions, will have the same effect as a vote "AGAINST" the approval of the merger agreement and the merger.

   Approval of the proposal to elect three trustees of COM/Energy to hold office for a three-year term and until the election and qualification of their successors will require the affirmative vote of a plurality of the votes properly cast at the COM/Energy annual meeting. Brokers who hold COM/Energy common shares as nominees will have discretionary authority to vote the shares to elect the three proposed trustees.

   Finally, the shareholder proposal will require the affirmative vote of at least a majority of the votes properly cast at the COM/Energy annual meeting. Under the NYSE rules, brokers who hold COM/Energy common shares as nominees will not have discretionary authority to vote the shares for or against the shareholder proposal in the absence of instructions from the beneficial owners.

Share Ownership of Management and Their Affiliates

   BEC Energy. As of the close of business on the record date, BEC Energy's trustees and executive officers and their affiliates beneficially owned approximately 338,788 outstanding shares of BEC Energy common shares. Collectively, these shareholders represent less than 1% of the voting power of the BEC Energy common shares and less than 1% of the two-thirds common share vote required to approve the merger agreement and the merger. The executive officers and trustees of BEC Energy have indicated that they will vote "FOR" the approval of the merger agreement and the merger.

   COM/Energy. As of the close of business on the record date, COM/Energy's trustees and executive officers and their affiliates beneficially owned 82,864 outstanding shares of COM/Energy common shares. Collectively, these shareholders represent less than 1% of the voting power of the COM/Energy common shares and approximately 1% of the two-thirds common share vote required to approve the merger agreement and the merger. The executive officers and trustees of COM/Energy have indicated that they will vote "FOR" the approval of the merger agreement and the merger.

Voting of Proxies

   Shares represented by properly executed proxies received in time for the BEC Energy annual meeting or the COM/Energy annual meeting, as appropriate, will be voted in the manner specified by the proxies. You should be aware that, if your proxy is properly executed but does not contain voting instructions, your proxy will be voted;

  . ""FOR'' approval of the merger agreement and the merger;

  . ""FOR'' the election of all nominees for trustee specified in "THE BEC
    ENERGY ANNUAL MEETING--ADDITIONAL MATTERS--Election of Trustees", or in "THE COM/ENERGY ANNUAL MEETING--ADDITIONAL MATTERS--Election of Trustees", as appropriate; and

  . in the case of COM/Energy, "AGAINST" the COM/Energy shareholder proposal.

   We do not expect that any matter other than those described in this document will be brought before our annual meetings. If a shareholder of either company does properly present other matters before the annual meetings, the persons named in that company's proxy will have discretionary authority to vote on these other matters, including any proposal to adjourn or postpone the meeting.

Revocability of Proxies

   The grant of a proxy on the enclosed BEC Energy or COM/Energy proxy card does not preclude a shareholder from voting in person. A BEC Energy shareholder may revoke a proxy at any time before its exercise by:

  . delivering a written revocation dated later than his or her proxy to Theodora S. Convisser, Esq., clerk, BEC Energy, 800 Boylston Street, Boston, Massachusetts 02199, before the BEC Energy annual meeting; or

  . attending the BEC Energy annual meeting and orally revoking his or her proxy with the clerk of the meeting.

   A shareholder of COM/Energy may revoke a proxy at any time before its exercise by:

  . delivering a written revocation dated later than his or her proxy to Michael P. Sullivan, vice president, secretary and general counsel, Commonwealth Energy System, P.O. Box 9150, Cambridge, Massachusetts 02142-9150, before the COM/Energy annual meeting; or

  . attending the COM/Energy annual meeting and orally revoking his or her proxy with the secretary of the meeting.

   You will not have revoked your proxy solely by attending the meeting.

   Neither BEC Energy nor COM/Energy expects to adjourn its annual meeting for a period of time long enough to require a new record date for the later meeting. If any adjournment occurs, it will have no effect on the ability of either the BEC Energy or COM/Energy shareholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.

Solicitation of Proxies

   Each of BEC Energy and COM/Energy will bear the cost of soliciting proxies from its own shareholders except that the parties will share the costs of preparing and filing this joint proxy statement/prospectus. In addition to solicitation by mail, the trustees, officers and employees of each of BEC Energy and COM/Energy and their respective subsidiaries may solicit proxies from shareholders by telephone or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares they hold of record. BEC Energy and COM/Energy will reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

   BEC Energy has retained D.F. King & Co., Inc. to help it solicit proxies. D.F. King will receive a fee that BEC Energy does not expect to exceed $10,000 as compensation for its services plus D.F. King's out-of-pocket expenses. BEC Energy has agreed to indemnify D.F. King against various liabilities arising out of its engagement.

   COM/Energy has also retained D.F. King to help it solicit proxies. D.F. King will receive a fee that COM/Energy does not expect to exceed $5,500 as compensation for its services plus D.F. Kings's out-of-pocket expenses. COM/Energy has agreed to indemnify D.F. King against various liabilities arising out of its engagement.

   Shareholders should NOT send share certificates with their proxy cards.

                                   THE MERGER

   This section of the joint proxy statement/prospectus, as well as the next section entitled "The Merger Agreement," describe the proposed merger. These sections highlight key information about the merger and the merger agreement but they may not include all the information that a shareholder would like to know. The merger agreement is attached as Annex A to this joint proxy statement/prospectus. We urge shareholders to read the merger agreement in its entirety.


   Under the terms of the merger agreement, BEC Energy will merge with one acquisition subsidiary of NSTAR, and COM/Energy will merge with another acquisition subsidiary of NSTAR. As a result of these mergers, BEC Energy and COM/Energy will become subsidiaries of NSTAR. NSTAR will be the holding company through which the combined businesses of BEC Energy and COM/Energy will be operated. In this document, we refer to this entire transaction as the merger.

Background of the Merger

   Traditionally, electric utilities have operated within a monopoly regulatory framework under which consumers have been restricted to a single electricity provider, typically an electric utility engaged in the generation, transmission and distribution of electricity. The electric energy business has, however, become increasingly competitive in recent years as a result of industry restructuring and general economic trends. BEC Energy, and before BEC Energy's formation in May 1998, Boston Edison Company, and COM/Energy have been anticipating and responding to these changes. In 1998, guided by electric industry restructuring legislation adopted in Massachusetts, each company extended to its electricity customers the option of choosing their own suppliers, and each company sold substantially all of its fossil electric generating plants. In addition, Boston Edison, now a subsidiary of BEC Energy, has entered into an agreement to sell its Pilgrim Nuclear Power Station. As a result of these completed and anticipated sales, the core electric utility business of each company will mainly consist of the distribution and the transmission of electricity. Competition has also extended into some portions of the gas distribution industry in Massachusetts, and further efforts to extend competition in the natural gas industry are being spearheaded by the Massachusetts Gas Unbundling Collaborative, of which COM/Energy has been a key participant. Since 1996, all of Commonwealth Gas Company's commercial and industrial customers have had the opportunity to acquire gas from other suppliers and to have gas transported through Commonwealth Gas Company's distribution system.

   Responding to the inevitable consequences of deregulation and generation asset sales, the managements of BEC Energy and COM/Energy each undertook to explore strategic alternatives, including potential business combinations with other electric and gas delivery utilities in the New England area. From time to time, Thomas May, the chairman, chief executive officer and president of BEC Energy and Boston Edison Company, had conversations with chief executive officers and other senior officers of utilities in the region concerning industry restructuring, the strategic direction of the electric utility industry, and business combinations generally. In late 1996, COM/Energy undertook an examination of its strategic options, leading to preliminary discussions with other utilities in the region concerning the feasibility of a business combination. These included discussions between both William Poist, who was COM/Energy's president and chief executive officer through September 1, 1998, and Russell Wright, COM/Energy's vice chairman and chief executive officer of utility operations through September 1, 1998 and its president and chief executive officer thereafter, and chief executive officers and senior officers of other nearby utilities.

   Over several years, BEC Energy's senior management has continually reviewed public information concerning other utilities operating in the New England area to identify possible merger transactions. BEC Energy has worked with Goldman Sachs and Ropes & Gray, BEC Energy's legal counsel, and has been assisted by Deloitte Consulting LLC respecting that review. In December 1997, COM/Energy engaged the SG Barr Devlin division of SG Cowen Securities Corporation as a financial advisor to assist COM/Energy, together with its legal counsel, LeBoeuf, Lamb, Greene & MacRae, L.L.P., in evaluating its strategic options. In early 1998, COM/Energy senior management concluded that industry restructuring and economic forces were likely to exert great pressure on small- and medium-sized utilities, such as COM/Energy, making it difficult for them to compete with larger utilities. They concluded that a combination with another utility in the region would provide economies of scale, i.e., efficiency gains which often accompany a company's growth from sources such as increased buying power and costs which do not rise in proportion to the company's size, and enable COM/Energy to continue to provide high quality customer service.

   As Massachusetts utilities with overlapping service territories, BEC Energy and COM/Energy have had a variety of working relationships for some time on a wide range of matters, including not only industry restructuring and regulatory issues but also operational issues and community affairs. Mr. May had met with Messrs. Poist and Wright on numerous occasions at industry functions and had discussed a variety of issues over several years. On February 24, 1998, Mr. May had a preliminary meeting with Mr. Poist and presented the possibility of a strategic combination of the two companies into a new entity with board representation by both parties and a payment to COM/Energy shareholders above the market price of COM/Energy common shares. This was followed by a telephone call on March 3, 1998 by Mr. May to Mr. Wright in which the two discussed the February 24 meeting and agreed to discuss further the possibility of a merger.

   At a regularly scheduled meeting held on March 26, 1998, the COM/Energy board of trustees discussed COM/Energy's strategic goals. SG Barr Devlin was present at this meeting and made a presentation regarding possible regional strategic combination opportunities.

   On April 9, 1998, Messrs. May and Wright met and explained to one another their strategies and visions for the future of their respective companies and the potential benefits of a business combination. Mr. May proposed terms that might form the basis for a merger transaction. Mr. Wright agreed that the companies should establish a process for continuing the discussions to determine if there was a potential basis for a favorable business combination between them. Mr. May and Mr. Wright continued these discussions at an April 21 meeting.

   At a regularly scheduled strategic planning meeting of the BEC Energy board on April 10, 1998, the trustees discussed strategic goals, including growth through combinations with other utility companies. At that meeting, representatives of Goldman Sachs made a presentation to the trustees about possible regional strategic combination opportunities. Thereafter, the trustees had an in-depth discussion concerning mergers and acquisitions and expressed interest in continuing the exploration of a possible strategic combination with COM/Energy.

   At a regularly scheduled meeting of the COM/Energy board on April 23, 1998, Gerald Wilson, the chairperson of the board's strategic planning committee, updated the trustees about various strategic options considered earlier that day by the committee, including a possible combination with BEC Energy. The board authorized senior management to continue to explore alternatives and conduct due diligence regarding the various potential courses of action identified. That led to a later meeting, on April 30, between Messrs. May and Wright regarding a potential transaction.

   On May 11, 1998, Mr. May, together with James Judge, senior vice president and treasurer, and Douglas Horan, senior vice president and general counsel, of BEC Energy, met with Mr. Wright, James Rappoli, financial vice president and treasurer of COM/Energy, and Michael Sullivan, vice president, secretary and general counsel of COM/Energy, to determine whether there was a workable basis for combining the two companies. At this meeting, the parties discussed possible terms of a merger and agreed to begin exchanging confidential information so that they could better analyze whether this type of a transaction would be advantageous to both companies. On June 3, 1998, the companies signed a confidentiality agreement providing for an exchange of information.

   On June 19, 1998, Mr. Sullivan called Mr. Horan to determine whether BEC Energy remained interested in the exchange of documents and in establishing a process for doing so, and suggested that the companies jointly retain Deloitte Consulting to assist the companies in connection with an analysis by the companies' respective managements of the potential cost savings and cost avoidances that would result from a combination of the two companies. On June 22, 1998, Mr. May called Mr. Wright to confirm BEC Energy's continued interest in merger discussions. On July 15, 1998, Messrs. Judge, Horan, Rappoli and Sullivan met with Thomas Flaherty of Deloitte Consulting to discuss potential cost savings and cost avoidances arising out of a combination of BEC Energy and COM/Energy. The parties discussed the companies' analysis and the steps that the companies needed to take to identify and quantify potential cost savings and cost avoidances in the areas of labor, corporate and administrative programs, purchasing and energy sourcing, as well as to quantify the costs to achieve any identified savings. On August 17, 1998, Deloitte Consulting was formally retained by the parties to assist the companies' managements with their analysis.

   At a regular meeting held on July 23, 1998, the BEC Energy board considered the benefits of possible combinations with other energy companies in the New England area, including COM/Energy. The board expressed interest in continuing exploration of combinations with other regional utility companies including COM/Energy.

   At a regularly scheduled meeting of the COM/Energy board on July 23, 1998, Dr. Wilson summarized for the board an earlier meeting that day in which COM/Energy management had updated the strategic planning committee about discussions with BEC Energy management to date and on management's due diligence efforts. The board directed management to continue its examination of the potential for a merger with BEC Energy.

   On July 28, 1998, Messrs. May and Wright met again and discussed various preliminary governance and integration matters. At the end of the meeting it was decided that the parties would form working teams to consider in more detail not only these issues but regulatory issues as well, and to exchange and review internal financial projections and other operational information.

   Through the remainder of July and during August 1998, representatives of BEC Energy and COM/Energy met to work out the potential terms of a strategic combination. Representatives of Ropes & Gray, legal counsel to BEC Energy, and LeBoeuf, legal counsel to COM/Energy, participated in several of these meetings. The parties discussed possible transaction structures and related regulatory issues. On August 18, Messrs. Wright, Sullivan and Rappoli met with Mr. Flaherty to review the analysis prepared by the managements of BEC Energy and COM/Energy of potential cost savings and cost avoidances which might be expected from this strategic combination. Later in the month, financial and accounting representatives of the two companies exchanged additional financial information to enable each team to complete its financial and operational review.

   On September 3, 1998, Messrs. May and Wright met to discuss the state of the potential transaction and determined to convene a meeting of each company's transaction teams. On September 9, 1998, representatives of both companies and their financial and legal advisors met to discuss a schedule and work plan for negotiation of the terms of a potential merger transaction. The parties scheduled a series of meetings to continue discussions relating to due diligence, transaction structure, and outstanding financial, regulatory and integration issues. The transaction teams met during the remainder of September 1998 to conduct due diligence examinations about various legal, financial and operational aspects of each company's business and to continue discussion and consideration of significant issues. On September 23, the transaction teams held a joint meeting to discuss selected due diligence items, including, among other issues, the parties' generation divestiture projects and, regulatory treatment of stranded costs, i.e., costs reflecting investments made unprofitable or unsustainable due to industry restructuring and the related rate recovery of these costs. The diligence discussions also covered topics such as the supply arrangements the parties have made to meet their respective obligations to supply electric service to customers who do not choose an alternative supplier, and environmental exposure.

   At the regularly scheduled meeting of the BEC Energy board on September 24, 1998, Messrs. May, Judge and Horan reported to the BEC Energy board on the status of discussions with COM/Energy. Mr. May reported that Goldman Sachs had been specifically engaged to provide financial advice to BEC Energy with respect to negotiation of a strategic combination with COM/Energy. Mr. May also reported that the BEC Energy transaction team was continuing its analysis of the financial, operational and strategic benefits of a combination of the companies, including possible cost savings and cost avoidances, as well as governance and integration issues. The board of trustees engaged in an in-depth discussion of the potential combination and posed questions to Messrs. May, Judge and Horan.

   On the same day, the COM/Energy board held a regularly scheduled meeting at which representatives of SG Barr Devlin and LeBoeuf provided an overview of issues associated with the strategic alternatives under review, including a potential combination with BEC Energy. SG Barr Devlin provided financial advice, and LeBoeuf advised the board concerning its legal obligations to the shareholders of COM/Energy. Management provided the board with an update on discussions with BEC Energy management and management's analysis of the benefits of combining the two companies, and answered questions from the board.

   On September 25, 1998, the transaction teams met to discuss the two companies' internal financial forecasts and potential rate plans for a combined company. On September 29, 1998, Messrs. May and Wright met separately to continue discussions of governance issues. The meeting also included discussion of executive compensation issues and strategies for utilizing the management resources of both companies most effectively.

   On October 1, 1998, the parties' transaction teams and legal, financial and consulting representatives met to review and discuss the BEC Energy and COM/Energy preliminary synergy analysis. On October 7, 1998, Messrs. May, Judge and Horan met with Messrs. Wright, Rappoli and Sullivan, with their respective outside counsel in attendance, to discuss the process for continuing merger discussions. It was agreed that Messrs. May and Wright should make presentations to one another's board of trustees. Members of the transaction teams, including Messrs. May and Wright, met again the following day with their outside counsel present to discuss regulatory matters and possible legal structures for a strategic combination between the companies. Over the next several weeks, Messrs. May and Wright held a number of coordinating meetings.

   On October 22, 1998, at a regularly scheduled meeting of the BEC Energy board, Mr. May apprised the board of the status of discussions concerning the proposed combination with COM/Energy and gave a review of the ongoing due diligence examination of COM/Energy's financial condition. A representative of Goldman Sachs made a presentation respecting transactions comparable to the proposed combination with COM/Energy and discussed a proposed structure for the combination. In the course of the board's discussions, a representative of Ropes & Gray made a presentation to the board respecting its legal obligations to BEC Energy and its shareholders, including the duty to act with due care and loyalty. The board then went into executive session and Mr. Wright joined the meeting and was introduced to the BEC Energy trustees. Mr. Wright presented to the trustees his vision of establishing a premier electric and gas distribution company within the region. The BEC Energy board questioned Mr. Wright and an extensive discussion followed.

   At the COM/Energy board meeting on October 22, 1998, the board of trustees discussed the status of the possible combination with BEC Energy. Mr. May appeared before the COM/Energy board, shared his vision of BEC Energy's business and responded to questions from the COM/Energy board. Following his presentation, Mr. May left the meeting. Representatives of SG Barr Devlin and LeBoeuf then entered and provided further financial and legal guidance to the board.

   On October 29, 1998, representatives of Goldman Sachs and SG Barr Devlin met to discuss the respective internal financial forecasts of the companies. Later that same day, a draft merger agreement was circulated. In addition, Mr. May and Mr. Wright met to discuss financial terms. Mr. May indicated a possible exchange ratio of one BEC Energy common share for each COM/Energy common share. He noted that the BEC Energy board wanted the merger consideration to include a cash component so that the transaction would be accretive to earnings, i.e., so that the transaction would not increase the number of outstanding shares of the combined company such that the combined company could not achieve an increase in earnings per share, following the merger. Mr. Wright did not object to the cash proposal but expressed concern with the proposed exchange ratio in view of the current trading ratios of BEC Energy's and COM/Energy's common shares. On November 3, 1998, following a meeting between the transaction teams to discuss regulatory issues, Mr. Wright and Mr. May met separately in an effort to determine whether an agreeable exchange ratio could be established. Mr. Wright agreed that the parties should not focus exclusively on the current trading ratios of BEC Energy's and COM/Energy's common shares but indicated that the COM/Energy board had been expecting a higher exchange ratio.

   On November 5, 1998, Mr. Wright met with Mr. May to apprise Mr. May that the COM/Energy board of trustees planned to discuss the proposed transaction at a special meeting on November 7. At that meeting, with representatives of SG Barr Devlin and LeBoeuf present, management apprised the trustees of the status of negotiations. The board indicated an unwillingness to accept the terms proposed by Mr. May in the October 29 meeting. Following the special meeting, Mr. Wright informed Mr. May that the COM/Energy board proposed an exchange ratio of 1.1 BEC Energy common shares for each COM/Energy common share.

   The BEC Energy board met again on November 12, 1998. The board discussed the general status of the proposed transaction. Mr. May apprised the trustees of the discussions between himself and Mr. Wright. Mr. May reviewed with the board projected financial information regarding the proposed transaction. Representatives of Goldman Sachs analyzed the transaction under several different financial structures and compared it to recent similar transactions. The BEC Energy board posed a number of questions to Mr. May and Goldman Sachs and extensive discussion ensued. The board also agreed that Mr. May should discuss revised governance alternatives with Mr. Wright.

   On November 13, 1998, Mr. May spoke to Mr. Wright by telephone to apprise him of the results of the BEC Energy board meeting. Mr. May offered to increase the number of COM/Energy-appointed representatives on the initial board of the combined company so that BEC Energy would appoint 11 members and COM/Energy would appoint 9 members. Mr. May also reported that the BEC Energy board would not proceed with a transaction on the basis of the exchange ratio proposed by COM/Energy. Mr. Wright in turn reported that the COM/Energy trustees would not proceed with the negotiations absent an increase in the exchange ratio proposed by BEC Energy.

   On November 20, 1998, Mr. May met again with Mr. Wright to resume discussion of the transaction. They considered the viewpoint of each company's board of trustees and agreed that, although there could be no assurances of agreement, each would propose to his board an exchange ratio of 1.05 shares of the common stock of the combined company for each COM/Energy common share. Messrs. May and Wright each agreed as well to recommend that his board approve the board composition proposal introduced during the November 13 meeting.

   On November 23, 1998, the COM/Energy board authorized Mr. Wright to proceed with negotiations on the proposed transaction on the basis that Messrs. May and Wright had previously introduced with the additional understanding that Mr. Buckler serve as chair of the combined company's executive committee. On the same day, Mr. Wright communicated these points to Mr. May. Mr. Wright proposed a meeting of representatives of the two companies' boards of trustees to reach a common understanding of how the key terms of the transaction might be resolved. Separately, Messrs. Horan and Sullivan, together with Ropes & Gray and LeBoeuf, engaged in extensive negotiations concerning the terms of a merger agreement and related agreements, including proposed employment agreements for Messrs. May and Wright.

   On December 1, 1998, Mr. May and Messrs. Gary Countryman and Charles Gifford, trustees of BEC Energy, met with Messrs. Wright, Buckler and Ruettgers, a trustee of COM/Energy, to revisit matters previously discussed. The participants in the meeting determined that, while they appeared to have reached a common understanding on these terms, the companies' financial and legal advisors should attempt to agree on the form and the remaining terms of a merger agreement and related documentation that could be submitted for review by the companies' respective boards of trustees.

   The parties and their representatives continued to work through remaining issues over the next several days, and a final set of documents was agreed upon on the evening of December 4, 1998. A special meeting of COM/Energy's board was held on December 5, 1998. Representatives of SG Barr Devlin reviewed the financial and other information and rendered to the board its opinion that the merger consideration provided for the COM/Energy common shareholders in the merger agreement was fair from a financial point of view to the holders of COM/Energy common shares. Counsel to COM/Energy reviewed in detail for the board the proposed transaction terms. Following the rendering of the SG Barr Devlin opinion, the COM/Energy board discussed with SG Barr Devlin and counsel the information and advice it had received and the potential benefits of the transaction to COM/Energy's shareholders and customers. Following further extensive discussion by the COM/Energy board, the COM/Energy board unanimously approved the proposed transaction and authorized the execution of the transaction documents.

   Later that same day, the BEC Energy board met to consider the proposed transaction with COM/Energy. Representatives of BEC Energy's senior management made presentations respecting the combined business, the due diligence process and the terms of the merger agreement and related transaction documents. Mr. Judge reported that the parties expected the transaction to be accretive to earnings for the combined company during the first full year following the transaction. Representatives of Goldman Sachs and Ropes & Gray attended and participated in the meeting. Goldman Sachs made presentations respecting financial aspects of the transaction, including but not limited to the transaction structure, the transaction rationale and various financial characteristics of COM/Energy. Goldman Sachs then rendered an oral opinion, confirmed by a subsequent written opinion dated December 5, 1998, that, as of the date of the opinion, the cash and stock to be received by the BEC Energy shareholders in the merger was fair to the BEC Energy shareholders from a financial point of view. Mr. Horan made a presentation with respect to the transaction teams' due diligence investigation and regulatory aspects of the proposed transaction. Mr. Horan also reviewed the final terms and conditions of the merger agreement and related agreements, including the proposed form and terms of the employment agreements between NSTAR and each of Mr. May and Mr. Wright. After in-depth discussion and consideration, the board of trustees of BEC Energy authorized the merger and the execution and delivery of the merger agreement and recommended the approval of the merger agreement and the merger to the shareholders of BEC Energy.

   Shortly after the meetings of the COM/Energy board and BEC Energy board, the merger agreement and related transaction documents were executed. On December 7, 1998, the parties issued a joint press release announcing the merger and the execution of the merger agreement.

Reasons for the Merger

   As previously described, as a result of industry restructuring and the generation asset sales by BEC Energy and COM/Energy, the respective managements and boards of trustees of BEC Energy and COM/Energy decided to focus on their electricity distribution business, and gas distribution in the case of COM/Energy, and to geographically expand, particularly in the New England area, through combinations with other electric and gas delivery utilities. The boards of trustees and managements of BEC Energy and COM/Energy each believe that the combination of BEC Energy's electric distribution business with COM/Energy's electric and gas distribution business will provide a basis for NSTAR to become one of the premier electric and gas distribution businesses in the New England region. They believe the combination of these businesses will enable strategic financial opportunities for both BEC Energy and COM/Energy and for their shareholders as well as benefits to their customers and employees, including:

  . Customer Service--BEC Energy and COM/Energy expect that the combined enterprise will be in a better position to offer improved service levels to customers. We believe that NSTAR's broader customer base, enhanced financial resources and collective experience in serving the energy needs of communities in eastern and southern Massachusetts will allow it to invest more efficiently in technology and infrastructure.

  . Potential Cost Savings and Cost Avoidances Resulting from the Merger--BEC
    Energy and COM/Energy believe that the merger will result in net cost savings and cost avoidances estimated at $500 million in the aggregate over a ten-year period. These savings, offset in part by annual amortization of approximately $20 million of the estimated acquisition premium, will benefit customers because BEC Energy's and COM/Energy's rates are based on their costs of service. See "Potential Cost Savings and Cost Avoidances Resulting From the Merger" below.

  . Competitive and Strategic Position--NSTAR will have a broader and more diversified customer base, including approximately 1,040,000 electric customers in 81 communities and

   240,000 gas customers in 51 communities. As a result, it will have the size and scope to be an effective competitor in the emerging and increasingly competitive markets for transporting and distributing energy and marketing energy services.

  . Expanded Management Resources--NSTAR will be able to draw on a larger and more diverse pool of management for leadership in an increasingly competitive environment.

Potential Cost Savings and Cost Avoidances Resulting From the Merger

   As noted above, one of the more important potential benefits of the merger is the cost savings expected to result from combining our operations. Unlike some of the other benefits mentioned above, estimates of potential costs savings may be quantified and the managements of BEC Energy and COM/Energy developed analyses of potential cost savings as described below.

   BEC Energy's and COM/Energy's respective managements have limited estimated potential cost savings and avoidances that we expect to achieve after the merger to quantifiable amounts. Recognition has been given to those costs to be incurred in achieving these potential savings and avoidances and to the time required to implement plans designed to integrate operations. Operating synergies from the merger are estimated to generate net cost savings and cost avoidances of $500 million over a ten-year period, excluding the annual amortization of approximately $20 million of the estimated acquisition premium. The major components of the anticipated cost savings and cost avoidances identified by the managements of BEC Energy and COM/Energy are described below.

  . Integration of corporate functions--The combined company will have the ability to eliminate redundant functions in a variety of areas, including accounting and finance, human resources, information services, external relations, legal, executive management, retail marketing, and administrative support. The staffing levels for these functions are relatively fixed and do not vary directly with changes in the number of employees or customers. The estimated cost savings of this component over the ten-year period totals approximately $322 million.

  . Integration of corporate programs--The combined company will have the ability to integrate various corporate and administrative functions, thereby reducing non-labor costs in the areas of advertising and public relations, benefits plan administration, insurance, professional services, facilities, vehicles, association dues, and credit facilities. In addition, future expenditures in the area of information systems that would be made by each company on a stand-alone basis will be reduced for the combined company. Additional expenditures will be reduced through the more efficient management of investment in other technology areas, including personal computers, other hardware and related software, and data center requirements. The estimated cost savings of this component over the ten-year period totals approximately $211 million.

  . Integration of customer support functions--The combined company will have the ability to integrate customer support functions in the areas of customer service, marketing and sales, and other support services, such as purchasing and materials management. The estimated cost savings of this component over the ten-year period totals approximately $81 million.

  . Streamlining of inventories and purchasing economies--The combined company will have the ability to centralize some purchasing and inventory functions. Inventory may be shared across locations. We expect purchasing power of the combined company to lead to materials and services volume discounts. The estimated cost savings of this component over the ten-year period totals approximately $53 million.

   BEC Energy and COM/Energy will jointly develop an integration management plan that will examine the manner in which to best organize and manage the businesses of BEC Energy and COM/Energy following the completion of the proposed merger and to identify duplicative positions in corporate and administrative functions. We are committed to achieving cost savings and avoidances resulting from personnel reductions through attrition, strictly controlled hiring, reassignment, retraining, and voluntary separation programs.

   The estimated costs savings and cost avoidances described above total approximately $667 million for the ten-year estimation period, and are expected to continue beyond the ten-year period following the merger. Estimated costs to achieve the merger total approximately $111 million, over the ten-year period. There are several categories of costs included in the approximate total cost of $111 million that we will incur to achieve the identified savings that we expect from the merger. They include separation costs, employee retention costs, system integration costs, relocation costs, regulatory process costs, transaction costs, and transition costs. Of the approximately $111 million of estimated costs to achieve the merger, approximately $69 million will be incurred in 1999 and 2000.

   In addition, the combined company will incur the acquisition premium, which is currently estimated to be approximately $516 million, over forty years. The acquisition premium is the amount paid to COM/Energy shareholders in the merger above the net book value of COM/Energy's assets and liabilities. See "Regulatory Matters--Massachusetts Department of Telecommunications and Energy."

   Cost savings initiatives that BEC Energy or COM/Energy already planned prior to the merger were subtracted from the gross savings estimated to result from the merger because there is likely to be some overlap between these initiatives and identified cost savings resulting from the merger. These ongoing or future initiatives will contribute to lower total costs to customers and we estimated them to total $24 million over the ten-year period.

   The analyses employed by the managements of BEC Energy and COM/Energy in order to develop estimates of potential savings as a result of the merger were necessarily based upon various assumptions that involve judgments with respect to, among other things, future national and regional economic and competitive conditions, inflation rates, regulatory treatment, weather conditions, financial markets and other uncertainties, all of which are difficult to predict and are beyond the control of BEC Energy and COM/Energy. Accordingly, while BEC Energy and COM/Energy believe that such assumptions are reasonable for purposes of developing estimates of potential cost savings and cost avoidances, there can be no assurance that such assumptions will approximate actual experience or that such cost savings and cost avoidances will be realized.

Recommendation of the BEC Energy Trustees

   The BEC Energy trustees believe that the merger is advisable and in the best interests of BEC Energy and its shareholders, customers and employees. They believe the merger offers BEC Energy better prospects for the future than those available to BEC Energy as a stand-alone entity.

   In addition to the reasons for the merger described above under "Reasons for the Merger," the trustees of BEC Energy also took into account the following factors in considering the merger:

     (1) BEC Energy's and COM/Energy's respective businesses, operations, service territories, assets, management and prospects, and the potential cost savings which could be realized through their consolidation;

     (2) current industry deregulation and economic, market and regulatory conditions and trends which encourage consolidation to create new business strategies and earnings potential;

     (3) the competitive advantages of being able to offer both electric and gas distribution services as a result of the merger;

     (4) the expanded management resources of the combined entity;

     (5) BEC Energy's and COM/Energy's strategic fit and shared visions of the future of the electric and gas distribution business;

     (6) the current and historical market prices and dividends of the BEC Energy and COM/Energy common shares;

     (7) the opportunity for BEC Energy shareholders to elect to receive (a) $44.10 in cash for their BEC Energy common shares, which represents a payment of 5% more than the closing price of BEC Energy common shares on the New York Stock Exchange on the last trading day before announcement of the merger, or (b) NSTAR common shares so that they may participate in the anticipated benefits of ownership of the combined enterprise;

     (8) the fact that the merger will be tax free to holders of BEC Energy common shares who receive NSTAR common shares;

     (9) the projected pro forma ownership, approximately 68%, of NSTAR by the BEC Energy shareholders implied by the BEC Energy exchange ratio and the COM/Energy exchange ratio;

     (10) the terms of the merger agreement described under "The Merger Agreement";

     (11) the composition of the board of trustees and board committees of NSTAR;

     (12) the employment agreements of both Mr. May and Mr. Wright, which provide that Mr. May will serve as the chairman and chief executive officer, and Mr. Wright will serve as the president and chief operating officer, of NSTAR;

     (13) the regulatory treatment to be requested by the parties in connection with the merger and the likelihood of obtaining timely and satisfactory regulatory approvals of the merger and a rate plan for NSTAR's utility subsidiaries;

     (14) the favorable results of BEC Energy's due diligence review of COM/Energy and its subsidiaries; and

     (15) the opinion of Goldman Sachs, BEC Energy's financial advisor, that the cash and NSTAR common shares to be received by the BEC Energy shareholders in the merger is fair to the BEC Energy shareholders from a financial point of view;

   The BEC Energy trustees also considered the following factors:

     (1) the risk of unfavorable regulatory treatment;

     (2) the potential difficulties in integrating BEC Energy and COM/Energy and achieving estimated cost savings and cost avoidances; and

     (3) the possibility of market fluctuations in the price of BEC Energy common shares and COM/Energy common shares following shareholder approval and before the closing of the merger.

   These risk factors are discussed in more detail under "Risk Factors."

   The foregoing discussion of the information and factors discussed by the BEC Energy board is not meant to be exhaustive, but includes all material factors considered by the BEC Energy board. While the BEC Energy board considered such factors, it did not quantify or attach any particular weight to the separate factors. Further, individual members of the BEC Energy board may have placed different emphasis on particular positive or negative factors in reaching their determination that the merger is in the best interests of BEC Energy and its shareholders.

   The BEC Energy board has determined that the merger agreement and the merger are advisable and fair to and in the best interests of BEC Energy and its shareholders and has approved the merger agreement and the merger. Accordingly, the BEC Energy board recommends that shareholders vote "FOR" approval and adoption of the merger agreement and the merger.

   In considering the recommendation of the BEC Energy board to approve the merger agreement and the merger, holders of BEC Energy common shares should be aware that some members of the BEC Energy board have interests in the merger that are in addition to, and may conflict with, their interests as shareholders and the interests of other BEC Energy shareholders. See "--Interests of Trustees and Executive Officers of BEC Energy and COM/Energy in the Merger." The BEC Energy trustees were aware of these interests and considered them, among other matters, in approving the merger agreement and the merger.

Recommendation of the COM/Energy Trustees

   The COM/Energy board has determined that the terms of the merger are fair and in the best interests of COM/Energy shareholders. Accordingly, the COM/Energy board has unanimously approved the merger agreement and unanimously recommends that the holders of COM/Energy common shares vote FOR approval of the merger agreement and the merger.

   In its deliberations concerning the merger, the COM/Energy board considered COM/Energy's and BEC Energy's respective businesses, operations, assets, management, geographic location and prospects, particularly the proximity of the respective service territories. Also, the COM/Energy board considered the financial condition and results of operations of COM/Energy and BEC Energy both on a historical and on a prospective basis. Other factors considered by the COM/Energy board include:

     (1) current industry deregulation and economic, market and regulatory conditions and trends which encourage consolidation to create new business strategies and earnings potential;

     (2) the expanded management resources of the combined entity;

     (3) the current and historical prices, trading information and dividend payments with respect to the COM/Energy and BEC Energy common shares;

     (4) BEC Energy's and COM/Energy's strategic fit and shared visions of the future of the electric and gas distribution business;

     (5) the fact that the merger will be tax-free to holders of COM/Energy common shares who receive NSTAR common shares;

     (6) the opportunity for COM/Energy common shareholders to elect to receive (a) $44.10 cash for their COM/Energy common shares, which represents a payment of 17% more than closing price of COM/Energy common shares on the New York Stock Exchange on the last trading day before announcement of the merger, or (b) NSTAR common shares so that they may participate in the anticipated benefits of ownership of the combined enterprise;

     (7) the presentations of management, including COM/Energy's analysis of the potential operating and financial synergies anticipated from the merger prepared with the assistance of Deloitte Consulting, which estimated savings of $500 million, net of costs to achieve, over a ten-year period;

     (8) the terms of the merger agreement, which provide for substantially reciprocal representations and warranties, conditions to closing and rights relating to termination;

     (9) the composition of the board of trustees and board committees of NSTAR;

     (10) current industry deregulation and economic, market and regulatory conditions encouraging consolidation;

     (11) the employment agreements of both Mr. May and Mr. Wright, which provide that Mr. May will serve as the chairman and chief executive officer, and Mr. Wright will serve as the president and chief operating officer, of NSTAR;

     (12) the regulatory treatment to be requested by the parties in connection with the merger and the likelihood of obtaining timely and satisfactory regulatory approvals of the merger and a rate plan for NSTAR's utility subsidiaries;

     (13) the favorable results of COM/Energy's due diligence review of BEC Energy and its subsidiaries; and

     (14) the opinion of COM/Energy's financial advisor, SG Barr Devlin, that the cash and NSTAR common shares to be provided to the holders of COM/Energy common shares in the merger is fair from a financial point of view.

   The above factors were considered as a whole and no one factor was assigned a particular weight by the COM/Energy board of trustees relative to any other.

   In considering the recommendation of the COM/Energy board to approve the merger agreement and the merger, holders of COM/Energy common shares should be aware that some members of the COM/Energy board have interests in the merger that are in addition to, and may conflict with, their interests as shareholders and the interests of other COM/Energy shareholders. See "--Interests of Trustees and Executive Officers of BEC Energy and COM/Energy in the Merger." The COM/Energy trustees were aware of these interests and considered them, among other matters, in approving the merger agreement and the merger.

   In addition, in considering the merger, the COM/Energy board was aware of and considered the risks to COM/Energy and its shareholders presented by the merger including, among others, difficulties in integration, the potential for unfavorable regulatory treatment, and market fluctuations in BEC Energy's and COM/Energy's common shares following shareholder approval and before the closing of the merger.

Opinion of BEC Energy's Financial Advisor

   Goldman Sachs delivered its written opinion, dated December 5, 1998, to the BEC Energy board that, as of the date of the opinion, the one fully paid and non-assessable NSTAR common share and the $44.10 in cash, in each case per BEC Energy common share, to be received pursuant to the merger agreement by the holders of BEC Energy common shares, taken as a unitary transaction, are fair from a financial point of view to the holders of BEC Energy common shares receiving such NSTAR common shares and cash.

   The full text of the written opinion of Goldman Sachs dated December 5, 1998, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this document. The following summary describes the material assumptions made and material matters considered in, and the material limitations on, Goldman Sachs' review that was undertaken in providing its opinion. However, it does not purport to be a complete description of the opinion. Accordingly, the following summary of the opinion is qualified in its entirety by reference to the full text of the opinion. Shareholders of BEC Energy are urged to, and should, read such opinion in its entirety.

   In connection with its opinion, Goldman Sachs reviewed, among other things:

  . the merger agreement;

  . Annual Reports to Stockholders and Annual Reports on Form 10-K of Boston
    Edison Company, BEC Energy's predecessor, and of COM/Energy for the five years ended December 31, 1997;

  . recent interim reports to shareholders and Quarterly Reports on Form 10-Q of BEC Energy or Boston Edison Company, as the case may be;

  . other recent communications from BEC Energy and COM/Energy to their respective shareholders;

  . internal financial analyses and forecasts for BEC Energy and COM/Energy prepared by their respective managements;

  . internal financial analyses and forecasts for COM/Energy prepared by BEC
    Energy's management; and

  . cost savings and operating synergies estimated to result from the transactions contemplated by the merger agreement prepared by the managements of BEC Energy and COM/Energy with the assistance of Deloitte Consulting.

   Goldman Sachs also held discussions with members of the senior management of BEC Energy and COM/Energy regarding the strategic rationale for, and the potential benefits of, the transactions contemplated by the merger agreement and the past and current business operations, financial condition, and future prospects of their respective companies. In addition, Goldman Sachs reviewed the reported price and trading activity for the BEC Energy common shares and the COM/Energy common shares, compared financial and stock market information deemed by Goldman Sachs to be relevant for BEC Energy and COM/Energy with similar information for other companies deemed by Goldman Sachs to be relevant whose securities are publicly traded, reviewed the financial terms of recent business combinations deemed by Goldman Sachs to be relevant in the electric and gas utility industry specifically and in other industries generally, and performed such other studies and analyses as it considered appropriate.

   Goldman Sachs relied upon the accuracy and completeness of all of the financial and other information reviewed by it and assumed this accuracy and completeness for purposes of rendering its opinion. In that regard, Goldman Sachs assumed, with the consent of BEC Energy, that the cost savings and operating synergies estimated to result from the transactions contemplated by the merger agreement had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of BEC Energy and COM/Energy. Goldman Sachs also assumed, with the consent of BEC Energy, that such cost savings and synergies would be realized in the amounts and time periods contemplated by BEC Energy and COM/Energy. Goldman Sachs did not perform any independent analysis of the cost savings or operating synergies estimated to result from the transactions contemplated by the merger agreement that were prepared by the managements of BEC Energy and COM/Energy with the assistance of Deloitte Consulting. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of BEC Energy or COM/Energy or any of their subsidiaries. Goldman Sachs has not been furnished with any such evaluation or appraisal, other than some third party appraisals of BEC Energy's investment in a joint venture with RCN Corp., as to which appraisals Goldman Sachs has expressed no opinion. Goldman Sachs' advisory services and the opinion of Goldman Sachs were provided for the information and assistance of the BEC Energy board in connection with its consideration of the merger and the transactions contemplated by the merger agreement. Goldman Sachs' opinion does not constitute a recommendation as to how any holder of BEC Energy common shares should vote with respect to the merger agreement and the merger.

   The following summarizes the material financial analyses used by Goldman Sachs in connection with providing its written opinion to the BEC Energy board. Although the summary does not purport to be a complete description of the analyses performed or factors considered by Goldman Sachs, it summarizes the material analyses performed and factors considered by Goldman Sachs in providing its written opinion to the BEC Energy board.

     (a) Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for BEC Energy common shares and COM/Energy common shares for the period from December 6, 1993 to December 4, 1998. Goldman Sachs also reviewed historical ratios for the exchange of BEC Energy common shares for COM/Energy common shares, for the period from December 6, 1993 through December 4, 1998. These ratios were based on the daily closing prices of the BEC Energy common shares and COM/Energy common shares during such period. This analysis showed exchange ratios ranging from approximately 0.66 to approximately 1.12 and an exchange ratio of approximately 0.90 at December 4, 1998. Under the merger agreement, holders of BEC Energy common shares are entitled to receive one common share of NSTAR for each BEC Energy common share. Holders of COM/Energy common shares are entitled to receive 1.05 common shares of NSTAR for each COM/Energy common share.

     (b) Selected Companies Analysis. Goldman Sachs reviewed market valuation information for 10 publicly traded corporations:

     . Conectiv                            . Energy East Corporation


     . Central Maine Power Company         . New England Electric System


     . Eastern Utilities Associates        . Potomac Electric Power Company


     . GPU, Inc.                           . Puget Sound Energy, Inc.


     . Ipalco Enterprises, Inc.            . The United Illuminating Company


     These 10 corporations were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to BEC Energy and COM/Energy. We refer to these 10 companies as the comparison companies. Goldman Sachs calculated and compared the price-to-earnings per share multiples of BEC Energy, COM/Energy and the comparison companies for the calendar years 1998 and 1999. The multiples of BEC Energy were calculated using a price of $42.00 per BEC Energy common share. This price was the per share price of BEC Energy common shares on December 4, 1998. The multiples of COM/Energy were calculated using a price of $37.81 per COM/Energy common share. This price was the per share price of COM/Energy common shares on December 4, 1998. The multiples and ratios for BEC Energy and COM/Energy were based on information provided by BEC Energy's management, and the multiples for each of the comparison companies were based on the most recent publicly available information. The estimates of 1998 and 1999 earnings per share were based on the latest estimates provided by the Institutional Brokers Estimate Service, a data service that monitors and publishes a compilation of earnings estimates produced by selected research analysts on publicly traded companies.

     The following table lists the low, median average and high price-to-earnings per share multiples for the comparison companies, as compared to the price-to-earnings per share multiples for BEC Energy and COM/Energy. Price-to-earnings multiples are presented based on both 1998 and 1999 earnings estimates.

         Price-to-Earnings Per Share Multiples of Comparison Companies

                                                                     1998  1999
                                                                     ----- -----
     Low............................................................ 13.7x 10.9x
     Median Average................................................. 14.3x 13.8x
     High........................................................... 19.5x 18.4x


       Price-to-Earnings Per Share Multiples of BEC Energy and COM/Energy

                                                                     1998  1999
                                                                     ----- -----
     BEC Energy..................................................... 15.6x 14.4x
     COM/Energy..................................................... 15.4x 14.0x

     Goldman Sachs also considered the five-year earnings per share growth rate estimates provided by the Institutional Brokers Estimate Service for the comparison companies. The following table lists the low, median average and high five-year earnings per share growth rate estimates for the comparison companies as compared to the growth rate for BEC Energy and COM/Energy.

       Five-Year Earnings per Share Growth Rates for Comparison Companies

     Low........................................................................ 2.0%
     Median Average............................................................. 3.0%
     High....................................................................... 6.0%
     BEC Energy................................................................. 3.0%
     COM/Energy................................................................. 2.8%

     (c) Comparison of Selected Transactions. Goldman Sachs reviewed publicly available information that it deemed relevant relating to 27 selected transactions involving electric and gas utility companies from 1987 to 1998. These transactions were selected because they were combinations of electric or electric and gas utility companies (or their holding companies) that possessed general business, operating and financial characteristics representative of companies in the industries in which BEC Energy and COM/Energy operate.

     Based on the announced equity value of each selected comparable transaction, Goldman Sachs calculated how such value compared as a measure of the earnings per share of the companies in question for the year immediately following the relevant transaction, or the multiple of next year's earnings per share. Goldman Sachs also calculated how such value compared as a measure of the book value of the companies in question, or the multiple of book value. In addition, Goldman Sachs compared these multiples to the corresponding data for COM/Energy, assuming the consummation of the merger with BEC Energy. The following table lists the low, mean average, median average and high of the multiples for the selected comparable transactions, as well as the corresponding COM/Energy multiples.

                                                        Selected Comparable
                                                            Transactions
                                                    ----------------------------
                                                    Multiple of Next
                                                    Year's Earnings  Multiple of
                                                       Per Share     Book Value
                                                    ---------------- -----------
       Low ........................................      11.8x          1.2x
       Mean Average ...............................      14.9x          1.8x
       Median Average .............................      14.6x          1.8x
       High .......................................      22.0x          2.8x
       COM/Energy Multiples .......................      21.2x          2.0x


     (d) Pro Forma Merger Analysis. Goldman Sachs performed a pro forma analysis of the financial impact of the merger on BEC Energy shareholders. Using earnings estimates for BEC Energy and COM/Energy prepared by their respective managements, as well as earnings estimates for COM/Energy prepared by BEC Energy's management, for the years 2000, 2001 and 2002, Goldman Sachs compared the earnings per share of BEC Energy common shares, on a stand-alone basis, with the earnings per share of the common shares of NSTAR on a pro forma basis. Goldman Sachs performed this analysis based on a price of $42.00 per BEC Energy common share and $37.81 per COM/Energy common share. These were the per share price of BEC Energy common shares and the per share price of COM/Energy common shares on December 4, 1998. Based on BEC Energy's management estimates of the net cost savings realized from the merger and based on a BEC Energy pro forma ownership of 67.8% of NSTAR, this analysis showed the following accretions over the estimated earnings per share of BEC Energy common shares on a stand-alone basis:

                      Accretions over Estimated
               Year      Earnings Per Share
               ----   -------------------------
               2000              0.1%
               2001              6.2%
               2002             10.2%

   Before giving effect to estimated cost savings resulting from the merger, this analysis showed the following dilutions in the estimated earnings per share of BEC Energy common shares on a stand-alone basis:

                       Dilutions in Estimated
               Year      Earnings Per Share
               ----   -------------------------
               2000              9.6%
               2001              8.5%
               2002              7.5%

     (e) Contribution Analysis. Goldman Sachs reviewed certain historical and estimated future operating and financial information for BEC Energy and COM/Energy and the relative contribution of BEC Energy and COM/Energy to NSTAR based on estimates provided by BEC Energy's management. The information that Goldman Sachs reviewed included, among other things:

    . revenues;

    . earnings before interest and taxes;

    . net income;

    . total assets; and

    . book value.

     The contribution analysis was based on BEC Energy management estimates. The statistics were compared to an implied ownership by the BEC Energy shareholders of 68% of the equity of NSTAR.

     The results of this analysis were as follows:

                     Contribution of BEC Energy to NSTAR's:

                                                            Earnings
                                                             Before
                                                            Interest                             Net
     Year                Revenues                           and Taxes                           Income
     ----                --------                           ---------                           ------
     1999                  63%                                 71%                               75%
     2000                  63%                                 71%                               73%
     2001                  61%                                 71%                               73%
     2002                  60%                                 71%                               72%

     (f) Discounted Cash Flow Analysis. Goldman Sachs performed a discounted cash flow analysis under the following scenario using BEC Energy management projections for BEC Energy and COM/Energy. A discounted cash flow analysis is an analysis of the present value of projected cash flows using discount rates and earnings before interest, taxes and depreciation ("EBITDA") multiples for the year that is used as the reference point. Goldman Sachs calculated the terminal values of BEC Energy and COM/Energy in the year 2002 based on a range of 5.0x EBITDA to 9.0x EBITDA, which was then discounted to present value using discount rates ranging from 5.0% to 9.0%. The terminal value is the value of cash flow that can reasonably be expected to extend beyond the horizon of projections. This analysis showed a value per BEC Energy common share in the following ranges:

                                      Discount Rate
                                      -------------
                                       5.0%   9.0%
                                      ------ ------
               Multiple of 2002  5.0x $31.61 $25.32
               EBITDA            9.0x $60.20 $49.94

   This analysis showed a value per COM/Energy common share in the following ranges:

                                      Discount Rate
                                      -------------
                                       5.0%   9.0%
                                      ------ ------
               Multiple of 2002  5.0x $28.30 $21.72
               EBITDA            9.0x $55.95 $45.49

     (g) Dividend Discount Analysis. Goldman Sachs performed an analysis of the present value at December 4, 1998 of the potential equity value per BEC Energy common share and COM/Energy common share using an indicated annual dividend of $1.88 per BEC Energy common share and $1.62 per COM/Energy common share, in each case as of December 4, 1998, and assuming that the holders of BEC Energy common shares and the holders of COM/Energy common shares will receive dividends at a rate based on dividend growth rates ranging from 1.5% to 3.0%. Goldman Sachs calculated the present value per BEC Energy common share and per COM/Energy common share applying discount rates ranging from 5.0% to 9.0%. This analysis indicated present values per BEC Energy common share in the following ranges:

                                     Discount Rate
                                     -------------
                                      5.0%   9.0%
                                     ------ ------
               Dividend Growth  1.5% $53.71 $25.07
               Rate             3.0% $94.00 $31.33

   This analysis indicated present values per COM/Energy common share in the following ranges:

                                     Discount Rate
                                     -------------
                                      5.0%   9.0%
                                     ------ ------
               Dividend Growth  1.5% $46.29 $21.60
               Rate             3.0% $81.00 $27.00

   The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its opinion, Goldman Sachs considered the results of all of its analyses as a whole. No company or transaction (other than the merger) used in the analyses referred to above is identical to BEC Energy or COM/Energy or the merger. In performing its analysis, Goldman Sachs made numerous assumptions with respect to industry performance and general business and economic conditions, many of which are beyond the control of BEC Energy and COM/Energy.

   Goldman Sachs prepared the analyses described above solely for purposes of providing its opinion to the BEC Energy board. The analyses do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. These analyses are inherently subject to uncertainty because they are based upon numerous factors or events beyond the control of BEC Energy or COM/Energy or their advisors. See "FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE."

   As described above, Goldman Sachs' opinion to the BEC Energy board was one of many factors the BEC Energy board considered in making its determination to approve the merger agreement and the merger.

   As part of its investment banking business, Goldman Sachs is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Goldman Sachs is familiar with

BEC Energy, having provided investment banking services to BEC Energy from time to time, including having acted as its financial advisor in connection with the sale of BEC Energy's fossil fuel generating assets to Sithe Energies, Inc. in May 1998, and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the merger agreement. Goldman Sachs also has provided investment banking services to COM/Energy from time to time, including having acted as its financial advisor in connection with the sale of some of COM/Energy's generating plants to an affiliate of Southern Energy, Inc. in December 1998.

   Pursuant to a letter agreement dated November 10, 1998, BEC Energy engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transactions. Pursuant to the terms of that letter agreement, BEC Energy has agreed to pay Goldman Sachs a transaction fee of $5,500,000 payable in installments in connection with the merger or another transaction involving the acquisition of 50% or more of the outstanding common shares or assets of COM/Energy. BEC Energy has also agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify Goldman Sachs and related persons against various liabilities in connection with its engagement, including some liabilities under the federal securities laws.

Opinion of COM/Energy's Financial Advisor

   On December 9, 1997, COM/Energy entered into an engagement letter with SG Barr Devlin retaining SG Barr Devlin to act as COM/Energy's financial and strategic advisor in developing and implementing future strategic and financial courses of action. SG Barr Devlin has delivered written opinions to the COM/Energy board, dated December 5, 1998 and the date of this joint proxy statement/prospectus, which state that, as of such dates and based upon the matters set forth in the opinions, the consideration NStar will issue to the holders of COM/Energy common shares pursuant to the merger agreement is fair, from a financial point of view, to the holders of COM/Energy common shares.

   A copy of the opinion of SG Barr Devlin, dated the date of this joint proxy statement/prospectus, is attached as Annex C to this document. The December 5, 1998 opinion is substantially identical to the opinion attached hereto. Holders of COM/Energy common shares should read the attached opinion carefully and in its entirety.

   In connection with rendering its opinion dated the date of this joint proxy statement/prospectus, SG Barr Devlin reviewed and relied upon, among other things, the following:

  . the Annual Reports, Forms 10-K and the related financial information for the three-year period ended December 31, 1998, for each of COM/Energy, BEC Energy and Boston Edison Company;

  . other filings with the SEC and other regulatory authorities made by COM/Energy, BEC Energy or Boston Edison Company, as the case may be, during the last three years, including proxy statements, FERC Forms 1 and 2, Forms 8-K and registration statements;

  . internal financial analyses and forecasts for COM/Energy and BEC Energy prepared by their respective managements;

  .  the merger agreement; and

  .  this joint proxy statement/prospectus.

   SG Barr Devlin also conducted discussions with members of senior management of COM/Energy and BEC Energy concerning their respective businesses, regulatory environments, prospects, strategic objectives and possible operating and administrative synergies and other benefits which might be realized for the benefit of the combined company following the merger. In addition, SG Barr Devlin compared financial and stock market information for COM/Energy and BEC Energy with similar information for other publicly traded companies deemed by SG Barr Devlin to be relevant, reviewed the financial terms of other business combinations deemed by SG Barr Devlin to be relevant and performed such other studies and analyses as it deemed appropriate.

   In preparing its opinions, SG Barr Devlin relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or otherwise furnished or made available to it by COM/Energy and BEC Energy, and upon the assurances of management of COM/Energy and BEC Energy that they were not aware of any facts that would make such information inaccurate or misleading. With respect to the financial projections of COM/Energy and BEC Energy and potential operating and administrative synergies, SG Barr Devlin relied upon assurances of management of COM/Energy and BEC Energy that such projections and synergies estimates were reasonably prepared and reflected the best currently available estimates and judgments of the respective managements of COM/Energy and BEC Energy as to the future financial performance of COM/Energy and BEC Energy, as the case may be, and as to the projected outcomes of legal, regulatory, and other contingencies. SG Barr Devlin did not prepare independent financial projections or estimates of synergies. SG Barr Devlin was not provided with and did not undertake an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of COM/Energy or BEC Energy, nor did it make any physical inspection of the properties or assets of COM/Energy or BEC Energy.

   In arriving at its opinions, SG Barr Devlin assumed that the transactions involved in the merger will be tax-free reorganizations under Section 351 of the Internal Revenue Code of 1986, as amended, and that holders of COM/Energy common shares and BEC Energy common shares who exchange their shares solely for the stock of the new parent company will recognize no gain or loss for federal income tax purposes as a result of the merger. In addition, SG Barr Devlin has assumed that the merger will be accounted for by the purchase method of accounting. COM/Energy did not authorize SG Barr Devlin to solicit, and it did not solicit, any indications of interest from any third party with respect to the purchase of all or a part of COM/Energy. SG Barr Devlin's opinions are necessarily based upon financial, stock market and other conditions and circumstances existing and disclosed to it as of the respective dates of the opinions. SG Barr Devlin's opinions are directed to the COM/Energy board and the fairness of the COM/Energy merger consideration to the holders of COM/Energy common shares from a financial point of view. The opinions do not address any other aspect of the mergers and do not constitute a recommendation to any holder of COM/Energy common shares as to how such holder should vote at the COM/Energy annual meeting. Although SG Barr Devlin evaluated the fairness of the COM/Energy merger consideration to the holders of COM/Energy common shares from a financial point of view, the specific consideration payable to COM/Energy shareholders in the merger was determined by COM/Energy and BEC Energy through arm's-length negotiations. COM/Energy did not place any limitations upon SG Barr Devlin with respect to the procedures followed or factors considered by SG Barr Devlin in rendering its opinions.

   SG Barr Devlin has advised COM/Energy that, in its view, the preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances, and that, therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its fairness opinions, SG Barr Devlin did not attribute any particular weight to any analysis or factor considered by it, nor did SG Barr Devlin ascribe a specific range of fair values to COM/Energy. Instead, SG Barr Devlin made its determination as to the fairness of the merger consideration payable to COM/Energy shareholders on the basis of qualitative judgments as to the significance and relevance of each of the financial and comparative analyses and factors described below. Accordingly, notwithstanding the separate factors summarized below, SG Barr Devlin believes that its analyses must be considered as a whole and that considering any portions of these analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the evaluation process underlying its opinions. In its analyses, SG Barr Devlin made many assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond COM/Energy's and BEC Energy's control. Any estimates in these analyses do not necessarily indicate actual values or predict future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

   In connection with rendering its fairness opinions and making its presentations to the COM/Energy board, SG Barr Devlin performed a variety of financial and comparative analyses and considered a variety of factors of which the material analyses and factors are summarized below. While this summary describes the material analyses performed and factors considered, it does not purport to be a complete description of the analyses performed or factors considered by SG Barr Devlin. The results of the analyses described in this summary were discussed with the COM/Energy board at its meeting on December 5, 1998. SG Barr Devlin derived implied exchange ratios based upon what these analyses, when considered in light of the judgment and experience of SG Barr Devlin, suggested about the relative value of COM/Energy common shares to BEC Energy common shares. SG Barr Devlin's opinions are based upon its consideration of the collective results of all such analyses, together with the other factors referred to in its opinions. In connection with its opinion of the same date as this document, SG Barr Devlin performed procedures deemed appropriate by it to update the analyses made for its December 5, 1998 opinion and reviewed with the management of COM/Energy and BEC Energy the assumptions upon which such analyses were based. The results of such analyses were substantially the same as those for the December 5, 1998 opinion of SG Barr Devlin.

   Share Trading History. SG Barr Devlin reviewed the historical prices and trading volumes of COM/Energy common shares and BEC Energy common shares and compared such prices to the Standard and Poor's Utility Index and the Standard and Poor's 500 Composite Index. This was done to provide perspective on the current and historical share price performance of COM/Energy and BEC Energy relative to one another and to the market indices. SG Barr Devlin also calculated the ratio of the weekly closing market price per share of COM/Energy to the weekly closing market price per share of BEC Energy for the period December 3, 1993 to December 4, 1998. This analysis showed that over this period COM/Energy common shares traded at a price as high as 1.12 times, as low as 0.69 times and at an average of 0.85 times the then-current market price per share of BEC Energy common shares. SG Barr Devlin also calculated the ratio of the daily closing market price per share of COM/Energy to the daily closing market price per share of BEC Energy for the period December 31, 1997 to December 4, 1998. This analysis showed that over this period COM/Energy common shares traded at a price as high as 0.99 times, as low as 0.66 times and at an average of

0.89 times the then-current market price per share of BEC Energy common shares. This analysis was utilized to provide historical background for the manner in which the public trading market had valued COM/Energy and BEC Energy in absolute terms and relative to each other.

   Discounted Cash Flow Analysis. SG Barr Devlin performed a discounted cash flow analysis for both COM/Energy and BEC Energy, assuming that COM/Energy and BEC Energy performed in accordance with the operating and financial projections provided by their respective managements for the period 1998 through 2002. As part of this analysis, SG Barr Devlin considered some variations of managements' "base case" projections by making certain adjustments deemed relevant by it. However, those variations were not independent projections or predictions of actual outcomes by SG Barr Devlin. They were merely variations on the base case provided by management. In this way, a somewhat broader range of possible outcomes was considered in the analysis. The purpose of the discounted cash flow analysis was to determine a range of estimated present values for COM/Energy and BEC Energy under managements' base case and the variations considered. Each estimate of such present values implied, in turn, an exchange ratio for the holders of COM/Energy common shares.

   To calculate the present value of COM/Energy and BEC Energy, SG Barr Devlin discounted to present value each company's projected cash flows for each year during the 1998-2002 projection period, as well as the estimated value of each company at the end of 2002. The present value of COM/Energy or BEC Energy as a whole was then calculated by adding together these separate present value calculations for the company in question. For these purposes, SG Barr Devlin estimated the value at year-end 2002 for each of COM/Energy and BEC Energy in four different ways. It applied various multiples to the following measures of financial performance for each company:

    . the company's projected earnings before interest and taxes ("EBIT") in 2002,

    . the company's projected earnings before interest, taxes, depreciation and amortization ("EBITDA") in 2002,

    . the company's projected book value of common equity as of year-end
     2002, and

    . the company's projected net income for 2002.

   In each case, the multiples used by SG Barr Devlin were based on the corresponding multiples of public companies deemed comparable to COM/Energy and BEC Energy by SG Barr Devlin. These were the same companies used by SG Barr Devlin in its "Publicly Traded Comparable Company Analysis" summarized below. For the purposes of the discounted cash flow analyses, the multiple ranges used for both COM/Energy and BEC Energy were as follows:

                                                      Multiple
              Measure of Financial Performance          Range
              --------------------------------       -----------
         EBIT....................................... 10.0x-11.0x
         EBITDA.....................................  6.5x-7.5x
         Book Value................................. 1.50x-1.80x
         Net Income................................. 14.5x-15.5x

   The cash flow streams and company values at year-end 2002 under the projections considered in the analysis were discounted to present value using discount rates that ranged from 6.5% to 7.5% for both COM/Energy and BEC Energy. This produced a range of values per share for COM/Energy and BEC Energy. The results are summarized in the following table, which shows the range of valuations produced for each of the four measures of the companies' value at the end of 2002.

                                    COM/Energy COM/Energy  BEC Energy BEC Energy
                                    Low End of High End of Low End of High End of
 Measure of Financial Performance     Range       Range      Range       Range
 --------------------------------   ---------- ----------- ---------- -----------
 EBIT.............................    $32.30     $51.33      $41.66     $60.44
 EBITDA...........................    $29.28     $46.88      $34.67     $54.30
 Price/Book Value.................    $29.68     $39.82      $31.27     $49.26
 Price/Earnings...................    $33.16     $46.69      $39.83     $56.31
 Average of Above.................    $31.11     $46.18      $36.85     $55.08

   As shown above, this analysis produced values of $31.11 to $46.18 per share in the case of COM/Energy and $36.85 to $55.08 per share in the case of BEC Energy. Implied exchange ratios were calculated by comparing the estimated present values per share of COM/Energy to the corresponding estimated present values per share of BEC Energy under the projections considered. These implied exchange ratios ranged from 0.80 to 0.88, with a midpoint value of 0.84.

   Comparable Transaction Analysis. SG Barr Devlin reviewed comparable transactions involving mergers between regulated electric or electric and gas utilities or holding companies for regulated electric or electric and gas utilities. The comparable transactions were selected because they were strategic combinations of electric, or electric and gas, utility companies (or their holding companies) which possessed general business, operating and financial characteristics representative of companies in the industries in which COM/Energy and BEC Energy operate. The comparable transactions included:

     . Central and South West Corporation/American Electric Power Company,
     Inc.,

     . KU Energy Corporation/LG&E Energy Corp.,

     . DQE, Inc./Allegheny Power System, Inc.,

     . PanEnergy Corp./Duke Power Company,

     . IES Industries Inc./Interstate Power Company/WPL Holdings, Inc.,

     . Washington Energy Company/Puget Sound Power & Light Company,

     . Potomac Electric Power Company/Baltimore Gas and Electric Company, and

     . CIPSCO Incorporated/Union Electric Company.

   SG Barr Devlin calculated the equity consideration to be received by the first company's shareholders for each of the comparable transactions as a multiple of various measures of financial performance for that company, including:

    . latest 12-month net income available to common stock, and estimated net income available to common stock for the current and the following fiscal years under the projections considered in the analysis,

    . latest 12-month cash flow, and

    . book value of common equity for the most recently available fiscal quarter preceding the transaction.

   In addition, SG Barr Devlin calculated the total consideration for each of the comparable transactions as a multiple of each company's latest 12-month EBIT and EBITDA. Total consideration is the sum of:

     (a) the equity consideration,

     (b) the liquidation value of preferred stock,

     (c) the principal amount of debt,

     (d) capitalized lease obligations, and

     (e) minority interests,

   less: (x) cash, and
     (y) option proceeds, if any.

   For each of the comparable transactions, SG Barr Devlin also calculated the percentage premium to be received by the first company's shareholders over their company's unaffected public market stock price.

   Applying such multiples and premiums to the corresponding data for COM/Energy produced a range of values for the shares of COM/Energy:

                                             Comparable  COM/Energy COM/Energy
                                             Transaction Low End of  High End
      Measure of Financial Performance        Multiples    Range     of Range
      --------------------------------       ----------- ---------- ----------
Net Income.................................. 14.5x-18.5x   $34.65     $41.58
Cash Flow...................................  7.0x-9.0x    $24.50     $31.50
Book Value.................................. 1.70x-2.10x   $35.27     $43.57
EBIT........................................ 10.5x-12.5x   $37.17     $49.78
EBITDA......................................  7.5x-8.5x    $38.45     $47.45
Premium to Market...........................   15%-30%     $43.48     $49.16
Weighted Average of Above, Excluding Highs
 and Lows...................................     --        $35.81     $44.15

   As shown above, this analysis produced values for COM/Energy of $35.81 to $44.15 per share. Comparing such values to the share price for BEC Energy of $42.00 as of December 4, 1998 resulted in an implied range of exchange ratios of 0.85 to 1.05, with a midpoint value of 0.95.

   Publicly Traded Comparable Company Analysis. Using publicly available information, SG Barr Devlin compared selected financial information and ratios for COM/Energy and BEC Energy with the corresponding financial information and ratios for a group of electric or electric and gas utilities (or their holding companies) deemed by SG Barr Devlin to be comparable to COM/Energy and BEC Energy. The comparable companies were selected on the basis of being companies which possessed general business, operating and financial characteristics representative of companies in the industries in which COM/Energy and BEC Energy operate. The comparable companies included:

     . Central Hudson Gas & Electric Corporation,

     . Eastern Utilities Associates,

     . Energy East Corporation,

     . GPU, Inc.,

     . New England Electric System, and

     . Puget Sound Energy, Inc.

   In evaluating the current market values of COM/Energy common shares and BEC Energy common shares, SG Barr Devlin determined ranges of multiples for selected measures of financial performance for the comparable companies, including the market value of outstanding common stock as a multiple of:

    . net income available to common stock for the latest 12-month period ended September 30, 1998, and projected net income available to common stock for the current and the following fiscal years under the projections considered in the analysis,

    . after-tax cash flow from operations for the latest 12-month period ended September 30, 1998, and

    . book value of common equity for the most recently available fiscal quarter ended September 30, 1998.

   SG Barr Devlin then applied such multiples to the corresponding data for COM/Energy and BEC Energy. This analysis produced a range of values per share for COM/Energy and BEC Energy. The results are summarized in the following table, which shows the range of valuations produced for each of the three measures of the companies' financial performance:

                         Comparable  COM/Energy COM/Energy BEC Energy BEC Energy
                           Company   Low End of  High End  Low End of High End of
  Measure of Financial    Multiples    Range     of Range    Range       Range
      Performance        ----------- ---------- ---------- ---------- -----------
Net Income.............. 14.0x-16.0x   $30.91     $35.93     $35.21     $39.68
Cash Flow...............  6.0x-7.5x    $21.00     $26.25     $30.02     $37.52
Book Value.............. 1.50x-1.80x   $31.12     $37.34     $34.02     $40.82
Weighted Average of
 Above, Excluding Highs
 and Lows...............     --        $30.98     $36.40     $34.81     $39.34

   As shown above, this analysis produced values of $30.98 to $36.40 per share in the case of COM/Energy and $34.81 to $39.34 per share in the case of BEC Energy. The implied range of exchange ratios resulting from these values was
0.89 to 0.93, with a midpoint value of 0.91.

   Contribution Analysis. SG Barr Devlin calculated the relative contribution of COM/Energy and BEC Energy to the combined company under the projections considered by SG Barr Devlin with respect to (a) net income available to common stock, (b) EBIT and (c) EBITDA for 2000 and 2002. The ranges of relative contributions produced by this analysis are summarized in the following table:

                                                                     COM/Energy
                                           COM/Energy   COM/Energy  Contribution
                                          Contribution Contribution      to
      Year                                 to EBITDA     to EBIT     Net Income
      ----                                ------------ ------------ ------------
      2000...............................   28%-29%      30%-32%      28%-32%
      2002...............................   30%-33%      29%-33%      29%-34%

SG Barr Devlin derived implied exchange ratios by setting the percentage ownership interest of COM/Energy's shareholders in the combined company equal to each of COM/Energy's percentage contributions. These calculations yielded implied exchange ratios ranging from 0.90 to 1.00, with a midpoint value of 0.95.

   Pro Forma Merger Analysis. SG Barr Devlin analyzed certain pro forma effects to the holders of COM/Energy common shares resulting from the merger for the period 2000 through 2002. This analysis was based upon the respective forecasts of the managements of COM/Energy and BEC Energy, with adjustments deemed appropriate by SG Barr Devlin, and some potential operating and administrative synergies that might be realized for the benefit of the new parent company following the merger. The analysis showed significant improvement in earnings per share and dividends per share to the holders of COM/Energy common shares as summarized in the following table:

                                                           Percentage Percentage
                                                            Increase   Increase
                                                               in         in
                                                            Earnings  Dividends
      Year                                                 per Share  per Share
      ----                                                 ---------- ----------
      2000................................................    19%        28%
      2001................................................    29%        32%
      2002................................................    30%        35%

   SG Barr Devlin was selected as COM/Energy's financial advisor because SG Barr Devlin and principals of SG Barr Devlin have significant experience in the investment banking and electric and gas utility industries. SG Barr Devlin is a division of SG Cowen Securities Corporation specializing in strategic and merger advisory services to the electric and gas utility industries, the energy industry and selected other industries. In this capacity, SG Barr Devlin and principals of SG Barr Devlin have been involved as advisors in numerous transactions and advisory assignments in the electric, gas and energy industries and are constantly engaged in the valuation of businesses and securities in those industries.

   Pursuant to the terms of SG Barr Devlin's engagement, COM/Energy has agreed to pay SG Barr Devlin for its services in connection with the merger:

  . a financial advisory retainer fee of $37,500 per quarter commencing
    December 9, 1997,

  . an initial financial advisory progress payment of $1,493,008 payable upon execution of the merger agreement,

  . a second financial advisory progress payment estimated at $1,497,293 payable upon approval of the merger by the holders of COM/Energy common shares, and

  . a transaction fee based on the aggregate consideration to be received by holders of COM/Energy common shares ranging from 0.540% of such aggregate consideration (for a transaction with an aggregate consideration of $800,000,000) to 0.410% of such aggregate consideration (for a transaction with an aggregate consideration of $2,000,000,000).

   All financial advisory progress payments and up to a total of four quarterly financial advisory retainer fees would be credited against any transaction fee payable to SG Barr Devlin. COM/Energy has agreed to reimburse SG Barr Devlin for its out-of-pocket expenses, including fees and expenses of legal counsel and other advisors engaged with the consent of COM/Energy, and to indemnify SG Barr Devlin against some liabilities, including liabilities under the federal securities laws, relating to or arising out of its engagement.

Interests of Trustees and Executive Officers of BEC Energy and COM/Energy in the Merger

   In considering the BEC Energy board's and the COM/Energy board's recommendations in favor of the merger agreement and the merger, BEC Energy shareholders and COM/Energy shareholders should know that some members of BEC Energy and COM/Energy management have interests in the merger that are different from, and in addition to, their interests as BEC Energy and COM/Energy shareholders generally.

 Continuation of Trustee Positions

 Membership on NSTAR Board of Trustees

   Under the merger agreement, BEC Energy has the right to select eleven members of NSTAR's board of trustees and COM/Energy has the right to select nine members of the NSTAR board. It is currently anticipated that all the current trustees of BEC Energy and COM/Energy will continue as trustees of NSTAR. For further discussion, see "--Arrangements Regarding the Trustees and Management of NSTAR Following the Merger."

 New Employment and Change of Control Arrangements for Mr. May and Mr. Wright

 Employment Agreements

   NSTAR has entered into employment agreements with Messrs. May and Wright that will begin on the completion of the merger. The employment agreements will replace each executive's existing employment arrangements. The term of each agreement is five years from the completion of the merger. Under the terms of his employment agreement, Mr. May will serve as the chairman and chief executive officer of NSTAR. His base salary will be determined by the NSTAR board consistent with BEC Energy's current compensation practices. For more information on BEC Energy's current compensation practices see the Executive Compensation section of BEC Energy's annual meeting proxy statement. Mr. May will also be entitled to participate in NSTAR's incentive compensation, retirement and welfare programs available to executives of NSTAR as determined by the NSTAR board.

   Under the terms of his employment agreement, Mr. Wright will serve as the president and chief operating officer of NSTAR. His base salary will be determined by the NSTAR board consistent with BEC Energy's current compensation practices, provided that his initial base salary will be in a range of 75% to 80% of Mr. May's base salary. Mr. Wright will also be entitled to participate in NSTAR's incentive compensation, retirement and welfare programs available to executives of NSTAR as determined by the NSTAR board.

   Mr. May's or Mr. Wright's employment is terminable by either NSTAR or the given executive at any time, provided that the terminating party obeys the notice requirements in the applicable agreement. Under the employment agreements, if Mr. May's or Mr. Wright's employment is terminated without cause or for good reason, and provided that he is not entitled to any benefits under his change in control agreement, described below, he will receive:

  . payments of his base salary at the rate in effect at the time of termination for the remainder of the term of his employment agreement;

  . incentive compensation for the remainder of the term of his employment agreement, calculated on the basis of the incentive compensation paid to him in the most recently completed fiscal year; and

  . payments equal to the benefits he would have accumulated under NSTAR's retirement plan and any supplemental retirement plan, assuming he was vested and remained employed for the remainder of the term of the employment agreement.

In addition, for the remainder of the term of his employment agreement, the executive and his dependents would be entitled to continue to participate in all welfare plans provided by NSTAR. For the purpose of determining the level of the executive's benefits under those plans, he will be considered to have remained employed with NSTAR through the end of the term of his employment agreement.

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

   If Mr. May's or Mr. Wright's employment is terminated following a change in control of NSTAR, such as a merger or a sale of NSTAR's assets, any compensation or benefits to which he is entitled as a result of the termination would be governed exclusively by his change in control agreement, described below.

 Change in Control Agreements

   NSTAR has entered into change in control agreements with each of Mr. May and Mr. Wright that will begin on the completion of the merger. Each agreement provides the executive with severance benefits upon a "change in control," as described below, of NSTAR. If, following a change in control, NSTAR or its successor terminated the executive's employment other than for cause, death or disability or if the executive terminated his change of control agreement for good reason, he would receive:

  . severance pay in an amount equal to three times his annual base salary, at the rate in effect immediately prior to the date of termination or immediately before the change in control, whichever is higher, and three times the higher of the actual bonus paid for the most recently completed fiscal year or the target bonus for the fiscal year in which the termination occurs;

  . prorated short-term and long-term bonus payments for the year in which the termination occurs;

  . the immediate vesting of any NSTAR share, share option or cash awards;

  . the immediate payment of deferred compensation amounts on termination;

  . the lump sum equivalent of the executive's accumulated benefits under any supplemental retirement plan or arrangement; and

  . payments equal to the benefits he would have accumulated under NSTAR's retirement plan and any supplemental retirement plan assuming he was vested and remained employed for three years.

   In addition, for three years following termination of employment, the executive would be entitled to continue to participate in all welfare plans provided by NSTAR. The executive would also be credited with an additional three years service for the determination of eligibility for any retiree benefits. Each change in control agreement also provides that if amounts paid to the executive under such agreement or otherwise would be subject to a federal excise tax on "excess parachute payments," NSTAR will pay the executive an additional amount of cash to offset the effect of these taxes.

   A change in control under the agreements generally includes the following events:

  . a person or group becomes the beneficial owner of 30% or more of the then outstanding common shares of NSTAR or the voting power of NSTAR's securities;

  . continuing trustees cease to be a majority of the board;

  . a consolidation, merger or other reorganization or sale of the assets of NSTAR; or

  . approval by the shareholders of a complete liquidation or dissolution of NSTAR.

   Because the agreements only take effect on the completion of the proposed merger, the merger will not constitute a change in control for purposes of these agreements.

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

 Financial Interests in COM/Energy Compensation Plans

 COM/Energy Change in Control Agreements

   COM/Energy has entered into change in control agreements with Mr. Wright and ten other COM/Energy officers. The merger constitutes a change in control under these agreements. Consequently, if the shareholders of COM/Energy approve the merger and an executive covered by a change in control agreement is terminated by NSTAR other than for cause, death, or disability, the executive will receive payments and benefits under these agreements. These payments and benefits will also be triggered if any executive terminates his employment after a merger or sale of the company or after material changes in the executive's responsibilities, geographic location or pay opportunities. These situations, and in three agreements, the change in control itself, are considered constructive discharges of the executive. If all executives' employment was terminated following the merger in one of the manners described, it is estimated that officers of COM/Energy would have a right to payments and benefits with an aggregate value not in excess of $13,000,000.

 COM/Energy and Subsidiary Companies Long-Term Incentive Compensation Plan

   The COM/Energy and Subsidiary Companies Long-Term Incentive Compensation Plan provides long-term incentive compensation to key employees of COM/Energy and its subsidiaries in the form of restricted COM/Energy common shares. The merger will constitute a change in control for purposes of the long-term incentive plan. As a consequence, all restrictions will lapse on 32,647 COM/Energy common shares held by officers and key employees of COM/Energy.

 COM/Energy Restricted Common Share Plan for Trustees

   The COM/Energy Restricted Common Share Plan for Trustees provides long-term incentive compensation to COM/Energy trustees in the form of restricted COM/Energy common shares. Under the plan, each trustee receives a $7,000 annual retainer for services on the board of trustees, payable in restricted COM/Energy common shares. The merger will constitute a change in control for purposes of the plan. Consequently, all restrictions on the 2,240 COM/Energy common shares outstanding under the plan will lapse.

 COM/Energy and Subsidiary Companies Split Dollar Supplemental Pension
 Agreements

   The COM/Energy and Subsidiary Companies Split Dollar Supplemental Pension Agreements provide supplemental retirement benefits to some officers of COM/Energy. Completion of the merger constitutes a change of control under the terms of these agreements that may result in the payment of additional pension benefits to some officers of COM/Energy. COM/Energy presently estimates that the maximum value of the additional benefits that the officers would receive under the terms of the agreements, assuming for this purpose that each officer's employment is terminated immediately following the merger, would not exceed $6,000,000 in the aggregate.

 Other Interests in the Merger

 Indemnification of Trustees and Officers

   NSTAR will indemnify and hold harmless from liability the trustees, officers and employees of BEC Energy or COM/Energy or their subsidiaries for losses, expenses including reasonable attorney's fees, claims, liabilities and damages arising out of acts or omissions occurring at or before the completion of the merger to the fullest extent permitted under applicable law and NSTAR's declaration of trust and bylaws. In addition, losses, expenses including reasonable attorney's fees, claims, liabilities and damages that arise out of the transactions contemplated by the merger agreement are also covered by NSTAR's commitment. NSTAR will also honor the obligations of BEC Energy and COM/Energy under indemnification agreements with their trustees, officers and employees existing at the completion of the merger. For six years after the completion of the merger, NSTAR will maintain the current directors' and officers' liability insurance of BEC Energy or COM/Energy covering those persons currently covered by BEC Energy's and COM/Energy's directors' and officers' liability insurance policies on terms no less favorable than those currently in place or will obtain new policies with terms at least as favorable as the most favorable coverage offered by BEC Energy and COM/Energy existing policies. NSTAR is not obligated to spend more than 200% of the annual aggregate premiums that BEC Energy and COM/Energy currently pay for their coverage, although NSTAR must purchase the best coverage reasonably available for that amount.

Material Federal Income Tax Consequences of the Merger

 General

   Subject to the qualifications stated below, in the opinion of Ropes & Gray and LeBoeuf, this section states the material United States federal income tax consequences expected to result from the merger. We do not intend for this section to be a statement of all potential tax consequences of the merger. All of the following is subject to change, possibly with retroactive effect, and any such change could affect the continuing validity of this statement of material federal income tax consequences. This statement of material federal income tax consequence assumes that COM/Energy and BEC Energy shareholders hold their shares as capital assets.

   This section does not address the tax consequences that may be relevant to BEC Energy or COM/Energy shareholders subject to special tax treatment. These shareholders include, for example, brokers, dealers in securities, banks, insurance companies, tax-exempt organizations, financial institutions, shareholders who hold their shares as part of a hedge, straddle or other risk reduction or constructive sale transaction, persons who are not considered United States persons under the Internal Revenue Code, including the effect of the Foreign Investment Real Property Act on such persons and BEC Energy or COM/Energy shareholders who acquired their shares in BEC Energy or COM/Energy, respectively, through the exercise of options or otherwise as compensation or through a tax-qualified retirement plan.

   This statement of material federal income tax consequences also does not address any state, local or foreign tax consequences of the merger, nor does it address the effect of the merger on COM/Energy, the COM/Energy acquisition subsidiary, BEC Energy, the BEC Energy acquisition subsidiary, or NSTAR in respect of (1) the termination of the affiliated group of corporations of which COM/Energy is the parent or (2) any asset as to which unrealized gain is required to be recognized for U.S. federal income tax purposes at the end of each taxable year under a mark-to-market system. Each shareholder should consult his or her own tax advisor in order to determine the federal, state, local or foreign tax consequences resulting from the merger in light of his or her individual tax situation.

   Tax Opinions

   The obligation of BEC Energy to complete the merger is subject to the condition, which it may waive, that it receive an opinion of counsel to the effect that exchange of BEC Energy shares for shares of NSTAR pursuant to the merger will constitute a non-taxable exchange pursuant to the

Internal Revenue Code. In addition, the obligation of COM/Energy to complete the merger is subject to the condition, which it may waive, that it receive an opinion of counsel to the effect that the exchange of COM/Energy shares for shares of NSTAR pursuant to the merger will constitute a non-taxable exchange pursuant to the Internal Revenue Code. If either BEC Energy or COM Energy waives this condition and if the material federal income tax consequences of the merger are materially different from those described in this section, then the shareholders of the company waiving this condition will be resolicited before the merger is completed.

   Each opinion on the tax consequences of the merger will be based upon certain assumptions and representations including, among others, the representations contained in the merger agreement and the tax certificates of officers of BEC Energy, COM/Energy and NSTAR, all of which must be true and accurate in all material respects as of the time the merger is completed. Subject to the qualifications stated in this section, Ropes & Gray and LeBoeuf are of the opinion that the exchange of BEC Energy shares and COM/Eneregy shares for NSTAR shares pursuant to the merger will be treated for federal income tax purposes as an exchange described in Section 351(a) of the Internal Revenue Code and that this section states the material U.S. federal income tax consequences expected to result from the merger.

   These opinions assume that the merger will be consummated in accordance with the terms of the merger agreement, that no conditions to the merger will be waived, that the assumptions and representations upon which the opinions are based will be true and accurate as of the time the merger is completed, and that no actions inconsistent with these representations and assumptions have occurred or will occur. The material representations upon which these opinions are based are that after the merger the shareholders of BEC Energy and COM/Energy will hold at least 80% of the outstanding shares consisting of the only class of NSTAR shares, that there is no plan or intention by such shareholders to sell or otherwise dispose of their shares of NSTAR, that the source of cash received by the shareholders of BEC Energy and COM/Energy in the merger will be BEC Energy, and that there will not be any other transaction in connection with the merger.

   Neither BEC Energy nor COM/Energy has sought a ruling from the Internal Revenue Service as to the federal income tax consequences of the merger. The opinions of counsel are not binding upon the Internal Revenue Service or any court. There can be no assurance that future legislation, administrative rulings, or court decisions will not adversely affect the accuracy of the following statement of the material federal income tax consequences.

   Tax Consequences to BEC Energy, BEC Energy Acquisition LLC, COM/Energy, COM/Energy Acquisition LLC, and NSTAR

  . None of BEC Energy, BEC Energy Acquisition LLC, COM/Energy, COM/Energy Acquisition LLC or NSTAR will recognize gain or loss as a result of the merger.

   Tax Consequences on the Receipt of NSTAR Common Shares by BEC Energy Shareholders

  . BEC Energy shareholders will recognize no gain or loss on the exchange of BEC Energy common shares for NSTAR common shares.

  . The aggregate tax basis of the NSTAR common shares received by a BEC Energy shareholder will be the same as the aggregate tax basis of the BEC Energy common shares surrendered by the shareholder for NSTAR common shares.

  . The holding period of the NSTAR common shares received by a BEC Energy shareholder will include the period during which the shareholder held the BEC Energy common shares exchanged for NSTAR common shares.

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

 Tax Consequences on the Receipt of Cash by BEC Energy Shareholders

  . BEC Energy shareholders who receive only cash in the merger will be treated as having sold their BEC Energy common shares surrendered for the cash. These shareholders will recognize gain or loss on those surrendered shares equal to the difference between the amount of the cash received and the tax basis of those surrendered shares.

  . BEC Energy shareholders who receive in the merger cash in part and NSTAR common shares in part should be treated as having sold those BEC Energy common shares surrendered for cash. These shareholders should recognize gain or loss on those shares surrendered for cash equal to the difference between the amount of such cash and the tax basis of those shares surrendered for cash.

  . Any gain or loss recognized on the exchange of BEC Energy common shares for cash will be capital gain or loss. This capital gain or loss will be long-term if the holding period of such shares exceeds one year as of the date of the exchange. Capital gain or loss recognized on BEC Energy shares with a holding period of a year or less will be short-term.

   Tax Consequences to COM/Energy Shareholders Who Receive NSTAR Common Shares in Whole or in Part

  . Except as discussed below with respect to cash received instead of fractional shares, COM/Energy shareholders will not recognize gain or loss on their exchange of COM/Energy common shares for NSTAR common shares.

  . Except as discussed below with respect to cash received instead of fractional shares:

    . COM/Energy shareholders who receive in the merger cash in part and NSTAR common shares in part will not recognize loss in such exchange;

    . However, such COM/Energy shareholders will recognize gain, if any, but only to the extent of any cash received;

    . The gain, if any, will be measured by the sum of the fair market value of the NSTAR common shares received plus the amount of cash received minus the adjusted tax basis of the COM/Energy shares exchanged.

  . The aggregate tax basis of the NSTAR common shares received by each COM/Energy shareholder will be the same as the aggregate tax basis of the shares of COM/Energy common shares surrendered, decreased by the basis of any fractional share interest for which cash is received in the merger, and further decreased by the amount of any cash received (other than cash received for a fractional share interest) and increased by the gain, if any, recognized on the exchange, other than gain recognized in respect of a fractional share interest.

  . The holding period of the NSTAR common shares received by a COM/Energy shareholder for COM/Energy common shares will include the period during which the shareholder held the COM/Energy common shares exchanged for NSTAR common shares.

  . Cash payments received by a COM/Energy shareholder instead of a fractional share of NSTAR will be treated for federal income tax purposes as if the fractional share had been issued in the merger and then redeemed by NSTAR. Gain or loss will be recognized on the deemed redemption of the fractional share equal to the difference between the cash received instead of the fractional share and the tax basis of the fractional share deemed issued and redeemed.

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

  . Any gain or loss recognized in respect of cash received on the exchange will be capital gain or loss and will be long-term capital gain or loss if the holding period of such shares exceeds one year as of the date of the exchange. Capital gain or loss recognized on COM/Energy shares with a holding period of a year or less will be short-term capital gain or loss.

 Tax Consequences to COM/Energy Shareholders Who Receive Only Cash

  . COM/Energy shareholders who receive only cash in the merger will be treated as having sold their COM/Energy common shares. These shareholders will recognize gain or loss on those surrendered shares equal to the difference between the amount of the cash received and the tax basis of those surrendered shares.

  . Any gain or loss recognized on the exchange of COM/Energy common shares for cash will be capital gain or loss. This capital gain or loss will be long-term if the holding period of such shares exceeds one year as of the date of the exchange. Capital gain or loss recognized on COM/Energy shares with a holding period of a year or less will be short-term.

 Reporting Requirements

   Treasury regulations require each holder of COM/Energy or BEC Energy common shares who receives NSTAR common shares in the merger to retain records and file with such holder's federal income tax return a statement of facts pertinent to the merger.

 Backup Withholding and Reporting

   A U.S. shareholder may be subject to backup withholding at a 31% rate with respect to any payments received in the merger unless the U.S. holder complies with certification procedures required to avoid such withholding or is an exempt recipient under applicable Treasury Regulations. U.S. holders should contact their brokers to ensure compliance with such procedures. NSTAR and BEC Energy will report to the shareholders and to the Internal Revenue Service the amount of reportable payments and any amount withheld in connection with the merger.

   The foregoing addresses only the material U.S. federal income tax consequences of the merger and does not address the state, local or foreign tax aspects of the merger. It is based on currently existing provisions of the Internal Revenue Code, existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions. All of the foregoing are subject to change and any such change could affect their continuing validity. Each holder of COM/Energy common shares or BEC Energy common shares should consult his or her own tax advisor as to the specific tax consequences of the merger to him or her, including the application and effect of federal, state, local and foreign tax laws.

Arrangements Regarding the Trustees and Management of NSTAR Following the
Merger

 Board of Trustees

   The merger agreement provides that upon the completion of the merger, the number of trustees comprising the full NSTAR board will be twenty persons, eleven of whom BEC Energy will select and nine of whom COM/Energy will select. The NSTAR board will be composed of three classes of trustees and the designees of each party will be divided as proportionately as possible among the three classes. After the completion of the merger, the NSTAR board will have standing committees with names and functions to be agreed on by BEC Energy and COM/Energy. COM/Energy will have the right to select two members of the Executive Committee of the NSTAR board, one of whom will be the chairman of COM/Energy's board on the closing date and who will be, following the completion of the merger, the chairman of NSTAR's executive committee.

 Officers

   Under the merger agreement, Mr. May, who currently serves as chairman, chief executive officer and president of BEC Energy, will serve as chairman and chief executive officer of NSTAR after the merger. Mr. Wright, who currently serves as chief executive officer and president of COM/Energy, will serve as president and chief operating officer of NSTAR after the merger. The NSTAR board will select the other officers of NSTAR. See "--Interests of Trustees and Executive Officers of BEC Energy and COM/Energy in the Merger--Employment Agreements."

Regulatory Matters

   We have summarized below the material regulatory requirements affecting the merger below. Although we have not yet received the required approvals we discuss, we anticipate that we will receive all regulatory approvals during the second half of 1999.

 Massachusetts Department of Telecommunications and Energy

   As a condition to the merger, the utility subsidiaries of BEC Energy and COM/Energy must obtain the approval of rate plans from the Massachusetts Department of Telecommunications and Energy. The Massachusetts Department will hold a public hearing and make an investigation of the rate plans in order to determine their propriety. We believe that, in making its determination, the Massachusetts Department may consider such factors as:

  . the effect of the merger on the rates charged by BEC Energy's and COM/Energy's subsidiaries;

  . service quality issues;

  . the financial integrity of NSTAR; and

  . the effect of the merger on competition, economic development and employment.

Following the completion of the merger, the utility operations of NSTAR's utility subsidiaries will remain subject to regulation by the Massachusetts Department.

   The proposed rate plans have three major elements.

  . First, the four distribution companies will not increase base distribution rates for four years following the merger.

  . Second, the costs of the merger will be collected in rates over 40 years--ten years for transaction costs and other costs to integrate the operations of the companies, which are currently estimated to be approximately $111 million, and 40 years for the acquisition premium, which is currently estimated to be approximately $516 million. The acquisition premium is the amount paid above the net book value of COM/Energy's assets and liabilities.

  . Third, the four distribution companies will establish a service-quality reporting system to demonstrate that service quality will not deteriorate as a result of the merger.

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

Through these proposed rate plans, NSTAR will be fully compensated for the merger-related costs, and customers will receive both the short-term benefits of a rate freeze and the long-term benefits of the cost savings resulting from the merger. Under the proposed rate plans, the net savings, that is, the gross cost savings created by the integration of operations less the merger-related costs, will be passed through to NSTAR customers. These net savings will be in the form of lower prices for distribution service than would otherwise have to be paid in the absence of the merger. These lower prices will be reflected in regulated rates established by the Massachusetts Department through normal ratemaking procedures.

 Public Utility Holding Company Act of 1935

   NSTAR must obtain SEC approval under Section 9(a)(2) of the Public Utility Holding Company Act of 1935 in connection with the merger. Section 9(a)(2) of the Holding Company Act provides that it is unlawful for any person to acquire any security of any public utility company without the prior approval of the SEC if that person would own 5% or more of the voting securities of two or more public utility companies. In the merger, NSTAR will acquire all of the common stock of the gas and electric public utility subsidiaries of BEC Energy and COM/Energy. Accordingly, NSTAR will file an application under the Holding Company Act for approval of the merger.

   Under the applicable standards of the Holding Company Act, the SEC is directed to approve the merger unless it finds that:

    (1) the merger will tend toward interlocking relations or concentrations of control that are not in the public interest;

    (2) the consideration to be paid in the merger is not reasonable;

    (3) the merger would unduly complicate the capital structure of NSTAR's holding company system; or

    (4) the merger would violate applicable state law.

   To approve the merger, the SEC must also find that the merger would tend towards the development of an integrated public utility system and otherwise conform to the Holding Company Act's integration and corporate simplification standards.

   As part of its application to the SEC, NSTAR will request that the SEC issue an order exempting it and its subsidiaries from all provisions of the Holding Company Act, except the provisions that regulate the acquisition of securities of public utility companies, under the intrastate exemption of the Holding Company Act. Because NSTAR and its public utility subsidiaries will be predominantly intrastate in character and organized in and carrying on their respective utility operations substantially in the Commonwealth of Massachusetts, we believe that NSTAR will qualify for this exemption.

 Federal Power Act

   Section 203 of the Federal Power Act provides that without first receiving authorization from the Federal Energy Regulatory Commission, no public utility shall

  . sell or otherwise dispose of its jurisdictional facilities;

  . directly or indirectly, merge or consolidate its facilities with those of any other person; or

  . acquire any security of any other public utility.

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

BEC Energy and COM/Energy thus require FERC approval to combine their businesses by merging into subsidiaries of a new holding company, NSTAR. Under
Section 203 of the Federal Power Act, the FERC must approve the merger if it finds that the merger is consistent with the public interest. The FERC indicated in a recent policy statement that it will evaluate the following criteria in analyzing a merger under Section 203:

     (1) The FERC will examine the effect of the merger on competition in electric power markets. Using an approach derived from the Department of Justice/Federal Trade Commission Horizontal Merger Guidelines, it will determine whether the merger will result in an undue increase in market concentration or in the market power of the applicants.

     (2) The FERC will review the effect of the merger on state and federal regulation of the applicants.

We have filed a combined application with the FERC requesting that it approve the merger under Section 203 of the Federal Power Act.

 Antitrust Considerations

   Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and related rules and regulations, BEC Energy and COM/Energy may not complete the merger until they have satisfied the Hart-Scott reporting and waiting requirements. The companies must first file notification and report forms with the Antitrust Division of the Department of Justice and the Federal Trade Commission and then wait as their case is reviewed. The Hart-Scott waiting period is 30 days from the date both parties file their report forms unless the period is terminated before 30 days has passed or extended by an FTC or Antitrust Division request for additional information. The merger would then proceed, although shareholders should note that expiration or termination of the Hart-Scott waiting period does not preclude the Antitrust Division or the FTC from challenging the merger on antitrust grounds at any later point, even after it has been completed. Finally, although it is less common, private parties and state attorneys general may also bring legal action under federal or state antitrust laws in some circumstances. If the merger is not completed within 12 months after the expiration or termination of the Hart-Scott waiting period, BEC Energy and COM/Energy would be required to submit new filings to the Antitrust Division and the FTC. In that case, a new Hart-Scott waiting period would have to expire or earlier terminate before the merger could close.

 Atomic Energy Act

   Operations of both Boston Edison Company's Pilgrim nuclear facility and the Seabrook nuclear facility, a nuclear power plant in which COM/Energy has a 3.52% ownership interest, are within the regulatory jurisdiction of the Nuclear Regulatory Commission. The Atomic Energy Act of 1954 provides that this type of nuclear ownership interest may not be transferred or disposed of through a transfer of control unless the Nuclear Regulatory Commission finds that the transfer is consistent with the Atomic Energy Act and consents to the transfer. In accordance with the Atomic Energy Act, BEC Energy and COM/Energy will seek approval from the Nuclear Regulatory Commission as necessary.

Accounting Treatment

   The merger of COM/Energy with an acquisition subsidiary of NSTAR will be treated as an acquisition of COM/Energy by BEC Energy and accounted for under the purchase method of accounting, in accordance with generally accepted accounting principles. Under the purchase method of accounting, the purchase price of COM/Energy, including direct costs of the acquisition, will be allocated to the tangible and intangible assets acquired and the liabilities assumed based upon their estimated fair values with the excess purchase consideration allocated to goodwill. The other portion of our transaction, the merger of BEC Energy with a separate acquisition subsidiary of NSTAR, will be treated as a reorganization with no change in the recorded amount of BEC Energy's assets and liabilities. After the merger, the results of NSTAR's operations will include the results of operations of COM/Energy.

   We had to make several assumptions concerning the allocation of purchase price in preparing the unaudited pro forma combined financial statements which appear later in this document. We have based our allocation of the COM/Energy purchase price to COM/Energy's assets and liabilities on preliminary estimates of their fair values. We remind you that the unaudited pro forma adjustments and combined amounts are included for informational purposes only. If we complete the merger, NSTAR's financial statements will reflect effects of transaction adjustments only from that time forward. The actual allocation of the COM/Energy purchase price is not anticipated to differ significantly from the allocation reflected in the unaudited pro forma combined financial statements.

Effect on Employee Benefit Plans

   Under the merger agreement, NSTAR plans to continue, on substantially the same terms, various employee benefit plans of BEC Energy, COM/Energy and their subsidiaries. These plans include selected health insurance and pension plans which would remain in effect following the merger until NSTAR decides otherwise. After the merger, NSTAR expects to adopt new or modified plans for the system companies. Each participant in these plans will receive credit for service performed before the merger for the purpose of determining his or her eligibility to participate, eligibility to receive benefits and vesting under the plans, but not for purposes of benefit accrual. NSTAR will not apply credit for prior service, however, to the extent it would operate to duplicate any benefit or the funding of any benefit NSTAR provides to the participant.

   With respect to the BEC Energy and COM/Energy benefit plans that offer benefits in the form of BEC Energy or COM/Energy common shares, we will take all steps necessary to:

  . amend these plans to make them plans of NSTAR or its subsidiaries,

  . provide for the issuance or purchase under these plans of NSTAR common shares rather than BEC Energy or COM/Energy common shares;

  . obtain any shareholder approvals necessary to make such plans comply with Internal Revenue Code requirements and applicable provisions of the Securities Exchange Act of 1934;

  . reserve for issuance or otherwise provide a sufficient number of NSTAR common shares to satisfy outstanding obligations under these plans; and

  . file any registration statements required with respect to these plans.

   As of May 10, 1999, options to purchase 858,300 common shares of BEC Energy with exercise prices ranging from $25.75 per share to $41.38 per share were outstanding, as well as 107,450 shares of BEC Energy deferred share rights.

Listing of NSTAR Common Shares

   In order to complete the merger, the New York Stock Exchange must approve for listing on the exchange, upon official notice of issuance, the NSTAR common shares to be issued in the merger on or before the closing date.

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

                              THE MERGER AGREEMENT

   The description set forth below highlights the material terms of the merger agreement. A copy of the merger agreement is attached to this joint proxy statement/prospectus as Annex A. This description may not include all the information that interests you. We urge you to read the merger agreement carefully and in its entirety.

Terms of the Merger

   Under the terms of the merger agreement, BEC Acquisition, LLC will merge with BEC Energy and CES Acquisition, LLC will merge with COM/Energy. BEC Energy and COM/Energy will be the surviving entities of those mergers. Because NSTAR indirectly or directly wholly owns both BEC Acquisition, LLC and CES Acquisition, LLC, after the merger both BEC Energy and COM/Energy will be wholly-owned by NSTAR.

   We will complete the merger by filing certificates of merger with the Secretary of the Commonwealth of Massachusetts. We expect to complete the merger during the second half of 1999. However, it is possible that unforeseen factors, including delays in obtaining the necessary approvals from various governmental agencies, may delay the merger. If we have not completed the merger by December 5, 1999, either BEC Energy or COM/Energy may terminate the merger agreement unless the party seeking to terminate the agreement is responsible for the delay. Additionally, if the only reason the merger has not been completed by December 5, 1999 is that we have not yet received all the required regulatory approvals, the merger agreement will be automatically extended for six more months.

What You Will Receive for Your BEC Energy Common Shares or Your COM/Energy Common Shares

   You will be able to decide whether to receive cash or NSTAR common shares for your BEC Energy or COM/Energy common shares. After the merger, the exchange agent will send to you a form of election that you will need to complete and return. If you do not return your form of election, or if you indicate that you have no preference as to whether you receive cash or NSTAR common shares, BEC Energy or COM/Energy will determine which you will receive.

   BEC Energy Common Shares. If you own BEC Energy common shares, you will be able to choose to receive either $44.10 in cash or one NStar common share for each BEC Energy common share you own.

   BEC Energy Options. NSTAR will assume each outstanding option or other right to purchase or receive BEC Energy common shares. This means that your options or other rights to purchase or receive BEC Energy common shares will become options or other rights to purchase or receive NSTAR common shares. The options or other rights to purchase or receive NSTAR common shares will be subject to the same terms or conditions as your BEC Energy options or rights, so that you will be able to exercise them at the same time and in the same way as you would have exercised your BEC Energy options or share rights. Additionally, the number of shares issuable under your options or share rights will stay the same. The only difference is that you will receive NSTAR common shares instead of BEC Energy common shares when you exercise your options or share rights.

   COM/Energy Common Shares. If you own COM/Energy common shares, you will be able to choose to receive either $44.10 in cash or 1.05 NSTAR common shares for each COM/Energy common share you own.

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

Limits on Cash and NSTAR Common Shares That Shareholders Will Receive

   The merger agreement requires that $200 million cash will be paid to BEC Energy shareholders and $100 million cash will be paid to COM/Energy shareholders, and that a total of $300 million cash will be paid to all shareholders. This means that approximately 4,535,147 BEC Energy common shares, or 9.88% of the total number of BEC Energy shares outstanding, and approximately 2,267,574 COM/Energy common shares, or 10.51% of the total number of COM/Energy shares outstanding, will be exchanged for cash under the merger agreement. The remaining BEC Energy common shares, or 90.12% of the total number of BEC Energy shares outstanding, and COM/Energy common shares, or 89.49% of the total number of COM/Energy shares outstanding, will be exchanged for NSTAR common shares. The merger agreement allows BEC Energy and COM/Energy to adjust the amount of cash and NSTAR common shares that will be paid to BEC Energy and COM/Energy shareholders so that the total amount of cash paid to all shareholders is $300 million. Because of these provisions, you may receive some NSTAR common shares even if you elect on your form of election to receive cash for your shares, and you may receive some cash for your shares even if you elect on your form of election to receive NSTAR common shares.

 If Too Many Shareholders Elect to Receive NSTAR Common Shares

   The number of NSTAR common shares issuable upon the exchange of BEC Energy common shares in the merger, which we call the "BEC Share Number", will equal the total number of BEC Energy common shares outstanding at the time of the merger, not including BEC Energy common shares owned by BEC Energy, COM/Energy or NSTAR, less 4,535,147. The number of COM/Energy common shares issuable upon the exchange of COM/Energy common shares in the merger, which we call the "COM/Energy Share Number", will equal the total number of COM/Energy common shares outstanding at the time of the merger, not including COM/Energy common shares owned by BEC Energy, COM/Energy or NSTAR, less 2,267,574.

   If the holders of more than the BEC Share Number or more than the COM/Energy Share Number elect to receive NSTAR common shares for their shares, we will allocate NSTAR common shares and cash to BEC Energy shareholders or COM/Energy shareholders, as the case may be, in the following manner:

     1. All shareholders who elected to receive cash for their shares, or who did not indicate any preference, will receive cash.
     2. All persons entitled to receive BEC Energy common shares under the Matching Contribution Account under the following plans will receive NSTAR common shares:

           .  the Boston Edison Savings Plan (1999 Restatement)

           . the Boston Edison Negotiated Savings Plan for Production and Maintenance Employees (1994 Restatement)

           . the Boston Edison Negotiated Savings Plan for Office, Technical & Professional Employees (1994 Restatement)

     3. The remaining cash available for distribution to BEC Energy shareholders or COM/Energy shareholders, as the case may be, will be prorated among the shareholders who elected to receive NSTAR common shares for their shares.

     4. All remaining BEC Energy common shares and COM/Energy common shares will be exchanged for NSTAR common shares. NSTAR will not issue any fractional common shares, except pursuant to any dividend reinvestment plans of BEC Energy or COM/Energy. Otherwise, you will receive cash in place of fractional NSTAR common shares.

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

 If Too Many Shareholders Elect to Receive Cash

   If holders of more than 4,535,147 BEC Energy common shares or more than 2,267,574 COM/Energy common shares elect to receive cash for their shares, we will allocate cash and NSTAR common shares to BEC Energy shareholders or COM/Energy shareholders, as the case may be, in the following manner:

     1. All shareholders who elected to receive NSTAR common shares for their shares, or who did not indicate any preference, will receive NSTAR common shares.

     2. All shareholders who own less than 100 BEC Energy common shares or COM/Energy common shares, and who elected to receive cash for all or any portion of their shares, will receive cash for their shares, unless the shareholders in this under-100 category own more than 4,535,147 BEC Energy common shares or more than 2,267,574 COM/Energy common shares, as the case may be. Under those circumstances, the cash would be allocated to the BEC Energy shareholders or the COM/Energy shareholders, as the case may be, by lottery or a similar method agreed upon by both BEC Energy and COM/Energy.

     3. The remaining cash will be prorated among the other shareholders of BEC Energy or COM/Energy, as the case may be, who elected to receive cash.

     4. All remaining BEC Energy common shares and COM/Energy common shares will be exchanged for NSTAR common shares. NSTAR will not issue any fractional common shares, except pursuant to any dividend reinvestment plans of BEC Energy or COM/Energy. Otherwise, you will receive cash in place of fractional NSTAR common shares.

 If Too Many Shareholders of One Company Elect Cash, and Too Few Shareholders of the Other Company Elect Cash

   Additionally, if BEC Energy shareholders elect to receive more than $200 million of cash for their shares, and COM/Energy shareholders elect to receive less than $100 million of cash for their shares, we will reallocate to the BEC Energy shareholders some of the cash that would have been available for payment to the COM/Energy shareholders. We would make a similar reallocation if COM/Energy shareholders elect to receive more than $100 million of cash for their shares, and BEC Energy shareholders elect to receive less than $200 million of cash for their shares.

Exchange of Share Certificates

   Exchange Agent. NSTAR will deposit with an exchange agent, in trust for the benefit of holders of BEC Energy and COM/Energy common shares, certificates evidencing the NSTAR common shares issuable and cash payable in exchange for outstanding BEC Energy and COM/Energy common shares.

   Exchange Procedures. After the merger, the exchange agent will mail a form of election to each record holder of BEC Energy and COM/Energy common shares. In order to make your election to receive either cash or NSTAR common shares for your shares, you should do the following:

  . properly complete and sign the form of election (please note that the record holder of BEC Energy or COM/Energy common shares must complete and sign the form of election);

  . enclose with the form of election the BEC Energy or COM/Energy share certificates you are exchanging for the cash or NSTAR common share consideration you have elected common shares for which you are making an election, or an appropriate guarantee of delivery of these certificates. The share certificates must be duly endorsed in blank or otherwise acceptable for transfer on the books of BEC Energy or COM/Energy; and

  . deliver the signed form of election to the exchange agent, together with the share certificates or guarantee of delivery, by no later than 5:00 p.m. on the twentieth business day after the transfer agent mailed the form of election to shareholders.

   Notwithstanding our current intention to mail the forms of election after the merger, you should note that we may decide to mail the forms of election to you before the merger. You will need to pay attention to the return date specified in the form of election.

   If you do not return your properly completed form of election by the deadline, the exchange agent will send you instructions for surrendering your share certificates so that you may receive cash or NSTAR common shares in exchange for your BEC Energy or COM/Energy common shares.

   After you have returned your form of election to the exchange agent, you may revoke your elections by filing a written revocation with the exchange agent anytime before the deadline for submitting elections. Upon your revocation, the exchange agent will promptly return your share certificates or guarantee of delivery.

   The certificates surrendered to the exchange agent will be canceled. If a holder of BEC Energy or COM/Energy common shares has made a transfer that is not registered in the transfer records of the relevant company as of the time of the merger the exchange agent may issue and pay the merger consideration to a transferee if the certificate evidencing those common shares is presented to the exchange agent, together with all documents required to effect such transfer and evidence that all applicable share transfer taxes have been paid. Until so surrendered, each outstanding share certificate that, prior to the time of the merger represented BEC Energy or COM/Energy common shares will from and after the time of the merger represent the ownership of the number of NSTAR common shares or the cash for which such shares were exchangeable in the merger.

   Payments Following Surrender. Holders of unsurrendered share certificates who will receive NSTAR common shares in exchange for their BEC Energy or COM/Energy common shares will not receive any dividends or other distributions with respect to NSTAR common shares, nor any cash payment in place of fractional NSTAR common shares, until they have surrendered their certificates as described above. At the time of surrender, a holder will receive the cash payable in place of fractional NSTAR common shares and/or the amount of dividends or any distributions already paid with respect to whole NSTAR common shares if such dividends or distributions had a record date and a payment date after the time of the merger but before the holder surrendered his or her certificates. The holder will receive subsequent payments of dividends or distributions on the appropriate payment date.

   Lost, Stolen or Destroyed Certificates. If your certificates for any BEC Energy or COM/Energy common shares have been lost, stolen or destroyed, you must submit an affidavit to that effect to the exchange agent. NSTAR may also require you to deliver a bond in an amount reasonably required to indemnify it or the exchange agent against claims with respect to lost certificates.

   Termination of Exchange Agent. One year after the merger, the exchange agent will return to NSTAR all cash and all NSTAR share certificates that have not been disbursed to BEC Energy or

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

COM/Energy shareholders. After that time, NSTAR will act as exchange agent and holders of unsurrendered share certificates will be general creditors of NSTAR with respect to the cash and NSTAR common shares payable upon surrender of their certificates. However, none of the parties to the merger agreement will be liable to any holder of BEC Energy or COM/Energy common shares for any cash or NSTAR common shares delivered to a public official under any applicable abandoned property, escheat or similar law.

   Withholding Rights. NSTAR or the exchange agent may withhold from the cash or NSTAR common shares otherwise payable under the merger agreement any amounts that are required to be deducted and withheld on such payment under any federal, state, local or foreign tax law. To the extent that NSTAR or the exchange agent make any such withholding, the withheld amounts will be treated for purposes of the merger agreement as having been paid to the holder of BEC Energy or COM/Energy common shares with respect to which the deduction and withholding was made.

   Detailed instructions, including a form of election, will be mailed to BEC Energy and COM/Energy shareholders following the time of the merger. The instructions will describe how to exchange your BEC Energy or COM/Energy share certificates. You should not send your share certificates to the exchange agent before you receive the form of election and instructions. Please do not return your certificates with the enclosed proxy card.

Representations and Warranties

   In the merger agreement, each of BEC Energy and COM/Energy makes customary representations and warranties about itself and its business in favor of the other party. These representations and warranties relate to such matters as company organization and capital structure, conduct of business and absence of specified changes, material contracts, material liabilities, and "Year 2000" matters. One of the conditions to each party's obligation to complete the merger is that the representations and warranties of the other be materially true and correct at the time of the merger. This closing condition is important to both companies and to shareholders because of the time delay between the date we signed the merger agreement and the date we complete the merger. If material changes have occurred with respect to matters addressed in one party's representations and warranties during that intervening time, the other party would have the opportunity to evaluate the effect of those changes and to determine whether it still wishes to proceed with the merger despite those material changes. We currently believe that the representations and warranties about absence of certain changes, material liabilities and Year 2000 matters are most important to each company and to shareholders deciding how to vote their BEC Energy or COM/Energy common shares at the shareholder meetings. However, it is possible that other representations and warranties may turn out to be more important than we have predicted. We urge you to read the merger agreement so that you can make your own evaluation of the representations and warranties, and how they might bear on your investment decision.

Conduct of Business Prior to the Merger

   Each of BEC Energy and COM/Energy has agreed, as to itself and its subsidiaries, that it generally will operate its business in the ordinary course through the time of the merger. If you would like to know more about specific actions that are restricted until the completion of the merger, please see section 6.1 of the merger agreement.

   No Solicitation by BEC Energy or COM/Energy. Each of BEC Energy and COM/Energy has agreed that neither it nor any of its subsidiaries will initiate or encourage any inquiries or proposals

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

about any other merger, sale of substantial assets, sale of shares or similar transactions or engage in negotiations about any such acquisition proposal. The relevant board of trustees, however, is not prevented from considering, approving and recommending a bona fide acquisition proposal not solicited in violation of the merger agreement, if the board concludes in good faith based on the advice of outside counsel that failure to do so would likely constitute a breach of the trustees' legal duties to shareholders.

   Under the merger agreement, the party receiving an acquisition proposal or a request for nonpublic information or for access to its properties, books or records by any person that is considering making, or has made, an acquisition proposal must notify the other party within 24 hours of that acquisition proposal or request. If that party's board of trustees determines in good faith and upon the advice of outside counsel that it is required to cause such party to provide the requested information or access in order to properly discharge the trustees' legal to shareholders, then that party may provide information to the third party offeror pursuant to a confidentiality agreement that is not more favorable to the offeror than the confidentiality agreement between BEC Energy and COM/Energy.

Additional Agreements

   Shareholder Meetings. BEC Energy and COM/Energy have agreed to call and hold the shareholder meetings for the purpose of voting on the approval of the merger and the issuance of the NSTAR common stock in the merger. Unless their legal duties to shareholders require otherwise, the board of each of BEC Energy and COM/Energy will recommend to its shareholders the approval of the merger agreement and the merger.

   Access to Information; Confidentiality. Upon reasonable notice and subject to restrictions contained in confidentiality agreements with others, BEC Energy and COM/Energy will each afford to the officers, employees, accountants, counsel and other representatives of the other reasonable access to all of its properties, books, contracts, commitments and records. Each company will furnish promptly to the other all information about its business, properties and personnel as the other party may reasonably request and make available the appropriate individuals to discuss the business as either BEC Energy or COM/Energy may reasonable request. Each party will keep the information confidential in accordance with the terms of the mutual confidentiality agreement between BEC Energy and COM/Energy, dated June 3, 1998.

   Agreements with Affiliates. Each of BEC Energy and COM/Energy will identify all persons who were, at the time of the shareholder meetings, "affiliates" for purposes of Rule 145 under the Securities Act. Each of BEC Energy and COM/Energy will use its reasonable efforts to cause each "affiliate" to deliver a written agreement acknowledging the restrictions imposed by Rule 145 on the resale of NSTAR common shares received in the merger.

   Indemnification and Insurance. After the merger, NSTAR will, to the fullest extent permitted under applicable law and its governing documents, indemnify and hold harmless each present and former trustee, director, officer or employee of BEC Energy or COM/Energy or any of their subsidiaries against any liabilities and amounts paid in settlement in connection with any action, proceeding or investigation relating to the transactions contemplated by the merger agreement or any acts or omissions occurring at or prior to the merger to the same extent as provided in the charter documents of BEC Energy and COM/Energy as in effect immediately prior to the merger. The merger agreement sets forth several procedural protections designed to make sure that the indemnified parties can participate effectively in any proceeding.

   For six years after the merger, NSTAR will maintain in effect the current directors' and officers' liability insurance policies of BEC Energy and COM/Energy or obtain new policies on terms no less favorable than those of the current insurance policies. In no event, however, will NSTAR be required to spend more than 200% of the aggregate annual premiums that BEC Energy and COM/Energy currently pay for this coverage.

   Further Action. Each of BEC Energy and COM/Energy will take such actions as may reasonably be required by the merger agreement to complete the transactions contemplated by the merger agreement.

   NSTAR Board of Trustees. The boards of trustees of both parties will cause the NSTAR board of trustees at the time of the merger to consist of twenty members, eleven selected by BEC Energy and nine selected by COM/Energy. COM/Energy will have the right to designate two members of the executive committee. One of COM/Energy's designees will be the chairman of the COM/Energy board of trustees at the time of the merger, who will become the chairman of the NSTAR executive committee.

   Officers. At the time of the merger, Mr. May, BEC Energy's current chairman, president and chief executive officer, will become the chairman and chief executive officer of NSTAR, and Mr. Wright, COM/Energy's current chief executive officer and president, will become the president and chief operating officer of NSTAR.

   Corporate Offices. At the time of the merger, NSTAR's corporate headquarters will be located in Boston, Massachusetts.

Workforce and Employee Benefit Matters

   After the merger, NSTAR will honor all contracts (including collective bargaining agreements) of BEC Energy and COM/Energy that apply to current or former employees or trustees. NSTAR may modify, suspend or terminate those contracts in accordance with their terms. During the three years following the merger, NSTAR will not consider whether an employee previously worked for BEC Energy or COM/Energy when making decisions about work force reductions or job eliminations. Terminated employees will have the opportunity to participate on a fair and equitable basis in any job placement programs that NSTAR (or any subsidiary) offers.

   Participants in BEC Energy's or COM/Energy's employee benefit plans will receive credit for prior service with respect to their eligibility to participate, vesting of benefits and eligibility to receive benefits. Prior service will not count for accrual of benefits. Additionally no credit will be given for prior service if such credit would result in duplicative benefits or duplicate the funding for such benefits.

   We will take appropriate action so that all plans that provide benefits in the form of BEC Energy common shares or COM/Energy common shares will be changed to provide for the issuance or open market purchase of NSTAR common shares instead. This action includes obtaining shareholder approval of those share plans, ensuring that a sufficient number of NSTAR common shares are available for delivery to employees under those plans, and filing the required registration statements with respect to the NSTAR common shares issuable under those plans.

Conditions to Completion of the Merger

   Conditions to Each Party's Obligations to Complete the Merger. Neither party is required to complete the merger unless the following conditions are met or waived:

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

  . The shareholders of BEC Energy and COM/Energy have approved the merger and the merger agreement.

  . No temporary restraining order or injunction preventing the completion of the merger is in effect or threatened, no governmental agency has brought any proceeding which seeks to prevent the merger, and no statute, rule, regulation or order is enacted, enforced or deemed applicable to the merger which would make the merger illegal.

  . The SEC has declared the registration statement effective and has not taken or threatened any prohibitory action.

  . The NSTAR common shares to be issued in the merger have been approved for listing, upon official notice of issuance, on the New York Stock Exchange.

  . The parties have obtained the required regulatory approvals which have become final orders as required in the merger agreement, including an approval by the Massachusetts Department of the rate plan filed by the parties.

  . The applicable waiting periods under the Hart-Scott-Rodino Act have expired or been terminated.

   In addition to the conditions that apply to both parties, there are separate closing conditions in favor of each of BEC Energy and COM/Energy. These conditions must either have been met at the time of the merger or been waived by the party in whose favor they were drafted.

   Conditions to the Obligations of BEC Energy. The closing conditions in favor of BEC include the following:

  . COM/Energy must have performed, in all material respects, the agreements and covenants in the merger agreement required to be performed by it.

  . The representations and warranties of COM/Energy contained in the merger agreement must be true at the time of the merger except for non-material changes, changes contemplated by the merger agreement, or representations and warranties made only as of a particular date.

  . COM/Energy must have obtained the consents required in the merger agreement unless the failure to obtain such consents could not reasonably be expected to have a material adverse effect on COM/Energy or BEC Energy.

  . Each person identified as an "affiliate" of COM/Energy must have signed an affiliate agreement that is in force.

  . BEC Energy must have received a satisfactory written opinion from Ropes &
    Gray opining that the exchange of BEC Energy common shares for common shares of NSTAR in the merger will be treated as a non-taxable exchange described in section 351(a) of the Internal Revenue Code.

   Conditions to Obligations of COM/Energy. The closing conditions in favor of COM/Energy include the following:

  . BEC Energy must have performed, in all material respects, the agreements and covenants in the merger agreement required to be performed by it.

  . The representations and warranties of BEC Energy contained in the merger agreement must be true at the time of the merger except for non-material changes, changes contemplated by the merger agreement, or representations and warranties made only as of a particular date.

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

  . BEC Energy must have obtained the consents required in the merger agreement unless the failure to obtain such consents could not reasonably be expected to have a material adverse effect on COM/Energy or BEC Energy.

  . Each person identified as an "affiliate" of BEC Energy must have signed an affiliate agreement that is in force.

  . COM/Energy must have received a satisfactory written opinion from LeBoeuf opining that the exchange of COM/Energy common shares for common shares of NSTAR in the merger will be treated as a non-taxable exchange described in section 351(a) of the Internal Revenue Code.

  . BEC Energy must have either sold its interest in the Pilgrim nuclear facility pursuant to the agreement already in place with Entergy Nuclear Generating Company or a similar agreement with another unaffiliated buyer, or the boards of each of NSTAR and Boston Edison Company must have taken specified definitive steps to permanently cease operations not later than the end of the then-current fuel cycle if such assets have not been sold under similar terms by the closing.

Termination of the Merger Agreement and Termination Fees and Expenses

   Conditions to Termination. Each of BEC Energy and COM/Energy has the right, under some circumstances, to terminate the merger agreement, even though it may have received shareholder approval. These circumstances are described below:

  . The boards of trustees of BEC Energy and COM/Energy may terminate the merger agreement by mutual written consent.

  . Either BEC Energy or COM/Energy may terminate the merger agreement if the merger has not been completed by December 5, 1999, so long as the delay has not been caused by a failure of the party seeking termination to fulfill any obligation under the merger agreement. If the only closing condition not satisfied on December 5, 1999 is receipt of the required regulatory approvals, BEC Energy and COM/Energy shall extend the termination date for another six months.

  . Either BEC Energy or COM/Energy may terminate the merger agreement if its shareholders do not approve the merger agreement and the merger.

  . Either BEC Energy or COM/Energy may terminate the merger agreement if any law, order, rule or regulation prohibits the merger or if any court or government authority issues a nonappealable final order or other permanent action prohibiting the merger, so long as the prohibitory proceeding was defended by the party seeking termination.

  . Either BEC Energy or COM/Energy may terminate the merger agreement if it receives an acquisition proposal and its board of trustees determines based on the opinion of outside counsel that failure to accept such proposal may reasonably be expected to constitute a breach of the trustees' fiduciary duties, provided that:

      (1) outside counsel has advised the board that the trustees' fiduciary duties require the board to reconsider its commitment to the non-terminating party;

      (2) the offeror of the acquisition proposal has agreed in writing to pay the termination fees due to the non-terminating party; and


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

      (3) the party who has received the proposal and its advisors negotiate in good faith with the non-terminating party to enable the merger to proceed.

  . Either BEC Energy or COM/Energy may terminate the merger agreement if the other party has materially breached a covenant, representation or warranty, and the breach remains uncured 20 days after written notice was given, or the other party's board withdraws or modifies (or fails to reaffirm) its approval or recommendation of the merger or approves or recommends an acquisition proposal.

   Effect of Termination. If the merger agreement is terminated, neither BEC Energy nor COM/Energy will have any liability to the other except for termination fees payable in the circumstances described below. Nothing, however, will relieve any party from liability for any breach of the merger agreement.

 Termination Fees.

  . If a party terminates the merger agreement because the other party materially breaches a representation, warranty or agreement under the merger agreement, the breaching party will pay in cash to the terminating party all documented out-of-pocket expenses and fees incurred by the terminating party, not to exceed $5 million. In addition, if the breach was willful, the non-breaching, terminating party may pursue and recover additional amounts at law or in equity.

  . If a party terminates the merger agreement because its board of trustees' fiduciary duties require that it accept an alternative acquisition proposal, the terminating party will pay in cash to the non-terminating party all documented out-of-pocket expenses and fees incurred by the non-terminating party, not to exceed $5 million.

  . Additionally, in a few circumstances BEC Energy or COM/Energy may be required to pay to the other an additional termination fee of $35 million. This additional fee will be payable if the merger agreement is terminated because one party's board of trustees determines that its fiduciary duties require such party to accept an acquisition proposal that is outstanding at the time of such termination and that party enters into a transaction with the offeror of the acquisition proposal within two years of the acquisition proposal. The additional fee also will be payable if the merger agreement is terminated while an acquisition proposal is outstanding, on the basis of a material breach of any representation, warranty or covenant under the merger agreement, or a failure to seek or obtain the requisite shareholder approval, and the recipient of the acquisition proposal enters into a transaction with the offeror thereof within two years following termination of the merger agreement.

Amendment and Waiver

   BEC Energy and COM/Energy may amend the merger agreement by action taken by their boards of trustees at any time before the merger. However, after the BEC Energy and COM/Energy shareholders have approved the merger, BEC Energy and COM/Energy will not make any amendment that by law requires further shareholder approval without obtaining that approval. Any amendment must be in writing and signed by the parties.

   At any time prior to the merger, BEC Energy and COM/Energy may extend the time for the performance of the other's obligations, waive any of the other's inaccurate representations and warranties contained in the merger agreement, or waive the other's compliance with its agreements or conditions contained in the merger agreement. Any extension or waiver must be in writing and signed by the party affected by the waiver or extension.

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

   The following unaudited combined pro forma financial statements give effect to the merger. In the merger, BEC Energy and COM/Energy will combine their businesses under a new holding company, NSTAR, by merging with acquisition subsidiaries of NSTAR. The unaudited pro forma combined balance sheet as of December 31, 1998 is presented as if the merger had occurred at the balance sheet date. The unaudited pro forma combined statement of operations for the year ended December 31, 1998 assumes that the merger occurred on January 1, 1998. Other assumptions are set forth in the notes. We prepared these statements using the purchase method of accounting. Under the purchase method of accounting, the purchase price of COM/Energy, including direct costs of the acquisition, will be allocated to the assets acquired and liabilities assumed based on their estimated fair values, with the excess purchase consideration allocated to goodwill. BEC Energy's merger with BEC Acquisition LLC will be treated as a reorganization with no change in the recorded amount of BEC Energy's assets and liabilities. The results of NSTAR's operations will include the results of operations of COM/Energy beginning when the merger is complete. The unaudited pro forma financial statements do not give effect to the estimated cost savings and avoidances as a result of the transaction or the costs to achieve such savings and avoidances. The pro forma adjustments are based upon a preliminary allocation of the COM/Energy purchase price. Management expects to finalize the allocation upon the closing of the transaction. Management does not expect the final allocation to differ materially from the preliminary allocation of the purchase price.

   We have prepared the following unaudited pro forma financial statements from, and you should read them in conjunction with, the historical financial statements and related notes of BEC Energy and COM/Energy incorporated herein by reference. The historical consolidated financial statements of BEC Energy have been adjusted to give effect to two transactions involving the sale of its electric generating assets. BEC Energy's subsidiary, Boston Edison Company, sold its fossil generating units to Sithe Energies, Inc. on May 15, 1998. This sale is reflected in the historical balance sheet. The unaudited pro forma statement of operations reflects certain adjustments necessary to reflect the sale as of January 1, 1998. Boston Edison expects to complete the sale of Pilgrim Nuclear Generating Station to Entergy Nuclear Generating Company, a subsidiary of Entergy Corporation, during the first half of 1999. The unaudited pro forma balance sheet of BEC Energy contains adjustments necessary to reflect the sale to Entergy as of December 31, 1998. The unaudited pro forma statement of operations has been adjusted to reflect the sale as of January 1, 1998. The unaudited pro forma statement of operations of COM/Energy gives effect to the sale of substantially all of COM/Energy's fossil fuel generating plant assets to affiliates of Southern Energy New England, L.L.C., a subsidiary of Southern Company, which occurred on December 30, 1998. The following unaudited pro forma financial statements are not necessarily indicative of the financial position or operating results that would have occurred had the merger closed on the date as of which, or at the beginning of the period for which, the merger is being given effect nor are they necessarily indicative of future operating results or financial position.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                               DECEMBER 31, 1998
                                 (in thousands)

                                                    Pro Forma               Merger          NSTAR
                                      Pro Forma     BEC Energy             Pro Forma      Pro Forma
                          BEC Energy Adjustments     Balances  COM/Energy Adjustments      Balances
                          ---------- -----------    ---------- ---------- -----------     ----------
         ASSETS
Utility plant in
 service, at original
 cost...................  $2,720,681  (331,642)(1)  $2,389,039 $1,332,238                 $3,721,277
Less: accumulated
 depreciation...........     926,020  (158,414)(1)     767,606    407,250                  1,174,856
                          ----------                ---------- ----------                 ----------
                           1,794,661                 1,621,433    924,988                  2,546,421
Generation-related
 regulatory asset, net..     366,336  (366,336)(1)         --         --                         --
Nuclear fuel, net.......      68,706   (68,706)(1)         --       3,125                      3,125
Construction work in
 progress...............      40,965    (1,255)(1)      39,710      6,399                     46,109
                          ----------                ---------- ----------                 ----------
Net utility plant.......   2,270,668                 1,661,143    934,512                  2,595,655
Non-utility property,
 net....................      21,565                    21,565     84,812                    106,377
Nuclear decommissioning
 trust..................     172,908  (172,908)(2)         --         --                         --
Equity investments......      84,770                    84,770     14,031                     98,801
Other investments.......      30,206                    30,206        --                      30,206
Restricted cash--long
 term...................                                          172,239  (100,243)(8)       71,996
Current assets:
  Cash and cash
   equivalents..........      98,989    40,000 (1)     130,982     74,840   110,000 (8)        3,622
                                       200,485 (1)                         (100,000)(9)
                                        63,200 (2)                         (200,000)(10)
                                      (271,692)(2)                          (12,200)(19)
  Restricted cash.......                                           21,094                     21,094
  Accounts receivable...     202,275   (14,785)(1)     187,490    122,064                    309,554
  Accrued unbilled
   revenue..............      14,322                    14,322     21,211                     35,533
  Fuel, materials and
   supplies, at average
   cost.................      15,474    (2,910)(1)      12,564     32,924                     45,488
  Prepaid expenses and
   other................     102,448    (1,687)(1)     100,761     13,578                    114,339
                          ----------                ---------- ----------                 ----------
    Total current
     assets.............     433,508                   446,119    285,711                    529,630
Deferred debits to:
  Regulatory assets.....     167,642   366,336 (1)     769,003    210,628   125,808 (20)   1,105,439
                                        30,203 (1)
                                       204,822 (2)
  Goodwill..............                                                    488,220 (12)     516,420
                                                                             28,200 (12)
  Other.................      32,632    (8,117)(1)      24,515     60,955                     85,470
                          ----------                ---------- ----------                 ----------
    Total assets........  $3,213,899                $3,037,321 $1,762,888                 $5,139,994
                          ==========                ========== ==========                 ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                               DECEMBER 31, 1998
                                 (in thousands)

                                                    Pro Forma               Merger          NSTAR
                                      Pro Forma     BEC Energy             Pro Forma      Pro Forma
                          BEC Energy Adjustments     Balances  COM/Energy Adjustments      Balances
                          ---------- -----------    ---------- ---------- -----------     ----------
CAPITALIZATION AND
 LIABILITIES
Common equity:
  Common shares and
   premium..............  $  691,389                $  691,389  $ 155,251  (100,000)(9)    1,329,201
                                                                           (200,000)(10)
                                                                            (55,251)(12)
                                                                            837,812 (12)
  Retained earnings.....     360,509    25,813 (4)     386,322    294,341  (294,341)(12)     386,322
                          ----------                ---------- ----------                 ----------
   Total common equity..   1,051,898                 1,077,711    449,592                  1,715,523
Cumulative preferred
 stock:
  Nonmandatory
   redeemable series....      43,000                    43,000        --                      43,000
  Mandatory redeemable
   series...............      49,040                    49,040     11,380   (11,380)(19)      49,040
                          ----------                ---------- ----------                 ----------
   Total preferred
    stock...............      92,040                    92,040     11,380                     92,040
Long term debt..........     955,563                   955,563    385,602                  1,341,165
Capital lease
 obligation.............                                   --      10,982                     10,982
Current liabilities:
  Long term
   debt/preferred stock
   due within one year..         667                       667     57,123      (820)(19)      56,970
  Notes payable.........      78,000                    78,000      2,000   110,000 (8)      218,200
                                                                             28,200 (12)
  Accounts payable......     110,194                   110,194    106,952                    217,146
  Accrued interest......      20,516                    20,516      5,213                     25,729
  Dividends payable.....      23,878                    23,878      8,732                     32,610
  Other.................     183,664   (92,189)(3)      91,475    199,863                    291,338
                          ----------                ---------- ----------                 ----------
   Total current
    liabilities.........     416,919                   324,730    379,883                    841,993
Deferred credits:
  Accumulated deferred
   income taxes.........     348,557    92,189 (3)     440,746        --                     440,746
  Accumulated deferred
   investment tax
   credits..............      45,930   (25,813)(4)      20,117     21,616                     41,733
  Nuclear
   decommissioning
   liability............     176,578  (176,578)(2)         --         --                         --
  Power contracts.......      58,415                    58,415     59,507                    117,922
  Regulatory liability-
   transition costs.....         --                        --     358,604  (100,243)(8)      258,361
  Other.................      67,999                    67,999     85,722   125,808 (20)     279,529
                          ----------                ---------- ----------                 ----------
Commitments and
 contingencies
Total capitalization and
 liabilities............  $3,213,899                $3,037,321 $1,762,888                 $5,139,994
                          ==========                ========== ==========                 ==========

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (in thousands except per share data)

                                                    Pro Forma                            Pro Forma    Merger         NSTAR
                                      Pro Forma     BEC Energy              Pro Forma    COM/Energy  Pro Forma     Pro Forma
                         BEC Energy  Adjustments     Balances   COM/Energy Adjustments    Balances  Adjustments     Balances
                         ----------  -----------    ----------  ---------- -----------   ---------- -----------    ----------
Operating revenues.....  $1,622,515    (99,230)(6)  $1,523,285   $980,115    (79,860)(7)  $900,255                 $2,423,540
                         ----------                 ----------   --------                 --------                 ----------
Operating expenses:
 Fuel and purchased
  power................     567,806    111,393 (5)     679,199    335,986    (25,170)(7)   310,816                    990,015
 Operations and
  maintenance..........     386,340   (121,369)(5)     264,971    245,993    (29,794)(7)   216,199                    481,170
 Cost of gas sold......                                           163,701                  163,701                    163,701
 Depreciation and
  amortization.........     191,701    (20,772)(5)     170,929     74,110    (13,895)(7)    60,215    12,911 (14)     244,055
 Demand side
  management...........      51,839                     51,839     16,184                   16,184                     68,023
 Taxes--property and
  other................      84,091    (33,985)(5)      50,106     29,028     (2,177)(7)    26,851                     76,957
 Income Taxes..........      97,798    (11,060)(5)      86,738     26,253     (3,266)(7)    22,987    (3,253)(15)     106,472
                         ----------                 ----------   --------                 --------                 ----------
   Total operating
    expenses...........   1,379,575                  1,303,782    891,255                  816,953                  2,130,393
                         ----------                 ----------   --------                 --------                 ----------
Operating income.......     242,940                    219,503     88,860                   83,302                    293,147
Other income (expense),
 net...................     (11,811)                   (11,811)    12,453       (254)(7)    12,199                        388
                         ----------                 ----------   --------                 --------                 ----------
Operating and other
 income................     231,129                    207,692    101,313                   95,501                    293,535
Interest charges:
  Long-term debt.......      82,951     (3,325)(5)      79,626     37,435     (1,791)(7)    35,644                    115,270
  Other................       8,800     (2,976)(5)       5,824      9,887        (88)(7)     9,799     8,292 (13)      23,915
  Allowance for
   borrowed funds used
   during
   construction........      (1,668)                    (1,668)      (413)        56 (7)      (357)                    (2,025)
                         ----------                 ----------   --------                 --------                 ----------
   Total interest
    charges............      90,083                     83,782     46,909                   45,086                    137,160
                         ----------                 ----------   --------                 --------                 ----------
Net income.............     141,046                    123,910     54,404                   50,415                    156,375
Preferred dividends....       8,765     (2,829)(5)       5,936        930                      930      (930)(19)       5,936
                         ----------                 ----------   --------                 --------                 ----------
Earnings available for
 common shareholders...  $  132,281                 $  117,974   $ 53,474                 $ 49,485                 $  150,439
                         ==========                 ==========   ========                 ========                 ==========
Weighted average shares
 outstanding--basic....      47,973                     47,973     21,534                   21,534    (5,840)          63,667
Weighted average shares
 outstanding--diluted..      48,149                     48,149     21,536                   21,536    (5,840)          63,845
Earnings per share--
 basic.................  $     2.76                 $     2.46   $   2.48                 $   2.30                 $     2.36
Earnings per share--
 diluted...............  $     2.75                 $     2.45   $   2.48                 $   2.30                 $     2.36


  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

          NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

BEC Energy Pro Forma Adjustments

   The historical consolidated financial statements of BEC Energy have been adjusted to give effect to two transactions involving the sale of its electric generating assets. BEC Energy's subsidiary, Boston Edison Company, sold its fossil generating units to Sithe Energies, Inc. on May 15, 1998. This sale is reflected in the historical balance sheet. The unaudited pro forma statement of operations includes adjustments necessary to reflect the sale as of January 1, 1998. Boston Edison expects to complete the sale of Pilgrim Nuclear Generating Station to Entergy Nuclear Generating Company, a subsidiary of Entergy Corporation, during the first half of 1999. The unaudited pro forma balance sheet includes adjustments necessary to reflect the sale to Entergy as of December 31, 1998. The unaudited pro forma statement of operations has been adjusted to reflect this sale as of January 1, 1998.

   1. Reflects the proceeds from the sale of Pilgrim. The proceeds include $40,000,000 from Entergy and $200,485,000 from wholesale contract customers (including $100,243,000 from COM/Energy, see adjustment 8) . The payment from wholesale contract customers represents their proportionate share of the remaining net book value of Pilgrim at the time of the sale to Entergy and $14,785,000 of receivables. Two other utilities (including COM/Energy's subsidiary, Commonwealth Electric Company) are the primary Pilgrim wholesale contract customers. Under their contracts, these utilities are responsible for paying Boston Edison a proportionate share of the capital and operating costs of the plant in return for an equal proportion of the electric output of the plant. As part of the sale of Pilgrim Station, Boston Edison and the utilities have agreed that the utilities will reimburse Boston Edison for their share of Boston Edison's unrecovered portion of the plant, including any outstanding receivables. In return for this payment, the contract customers are relieved from any future liability for operating and capital costs related to Pilgrim. The reductions to utility plant in service, accumulated depreciation, nuclear fuel, construction work in progress and fuel, materials and supplies reflect the transfer of specific nuclear assets to Entergy upon the completion of the sale of Pilgrim in 1999. No loss was recorded on the sale of Pilgrim because BEC Energy will collect the unrecovered net book value of Pilgrim from its customers. The reclassification from generation-related regulatory assets to regulatory assets ($366,336,000) represents the portion of Pilgrim that was already being recovered from retail customers through the transition charge. The difference between the total proceeds received and the net book value of the assets sold ($30,203,000) is reflected as an increase to regulatory assets as such amounts will be collected from customers under Boston Edison's settlement agreement which runs through 2009.

   2. Pursuant to the purchase and sale agreement between Boston Edison and Entergy, Boston Edison will transfer its nuclear decommissioning trust to Entergy at a level which is sufficient to fully fund the estimated costs to decommission Pilgrim. This adjustment reflects additional funding of the trust ($271,692,000) and the transfer of the trust to Entergy. The additional funding to the trust includes $63,200,000 that will be received from the Pilgrim wholesale contract customers. At the time of the sale or shortly thereafter the contract customers will pay, to Boston Edison, their proportionate share of this funding. In return, the contract customers are relieved of all future liabilities with regard to the decommissioning of Pilgrim. The amount funded by Boston Edison has been established as a regulatory asset as such amounts will be collected from customers under Boston Edison's settlement agreement which runs through 2009. After the sale, Entergy will assume full responsibility for the decomissioning of Pilgrim.

   3. The increase in accumulated deferred income taxes represents the current year income tax benefit as a result of the sale of Pilgrim below its book value.

   4. The reduction in accumulated deferred investment tax credits represents the recognition of unamortized investment tax credits related to Pilgrim. At the time of the sale, BEC Energy will recognize $25,813,000 of other income related to investment tax credits. This non-recurring shareholder benefit is not reflected in the unaudited pro forma combined statement of operations.

   5. The unaudited pro forma statement of operations reflects adjustments necessary to eliminate the effects of BEC Energy's fossil and nuclear generating activities effective January 1, 1998. The reduction in operating expenses other than fuel and purchased power expense is due to the sale of the generating facilities. The increase in fuel and purchased power expense reflects the net incremental energy cost that Boston Edison would have incurred to purchase replacement power at actual market rates in the absence of its own generating capacity. The actual fuel costs during 1998 were $91,968,000, while the cost to purchase replacement power at market rates would have been $203,361,000. In addition, an adjustment was made to reduce interest expense and preferred dividends, as of January 1, 1998, related to securities that were redeemed with the proceeds of the fossil sale. No gain was recorded on the sale of BEC Energy's fossil generating assets because BEC Energy is obligated to reduce the transition costs to be billed to its customers by the net proceeds of the sale.

   6. The operating revenues of a utility are generally based on the cost of providing service, including a return. Therefore, this adjustment reflects the anticipated reduction in operating revenues which would result due to the net reduction in operating expenses and financing costs referred to in adjustment 5 above. The following summary illustrates the reduction in operating revenues
(000):

   Reduction in retail base revenues.................................. ($24,531)
   Reduction in Pilgrim performance revenues..........................  (16,045)
   Increase in fuel/standard offer revenues...........................   28,789
   Reduction in Pilgrim contract revenues.............................  (87,443)
                                                                       --------
                                                                       ($99,230)
                                                                       ========

COM/Energy Pro Forma Adjustments

   The historical consolidated statement of operations of COM/Energy has been adjusted to give effect to the sale of generating assets, effective January 1, 1998, that were sold to affiliates of Southern Energy New England, L.L.C., a subsidiary of Southern Company. The sale, which was completed on December 30, 1998, is reflected in the historical consolidated balance sheet.

   7. The reductions in operating expenses reflect the sale of the fossil generating units effective January 1, 1998. The reduction in operating revenue reflects the amounts collected from customers related to the sale of electricity generated by these units. No gain was recorded on the sale of COM/Energy's generating assets because COM/Energy is obligated to reduce the transition costs to be billed to its customers by the net proceeds of the sale.

Merger Pro Forma Adjustments

   8. Reflects the issuance of $110,000,000 of notes payable, the proceeds of which are to be applied to the COM/Energy cash consideration (see adjustment 9 below), BEC Energy cash consideration (see adjustment 10 below) and the redemption of all of COM/Energy's outstanding preferred shares (see adjustment 19 below). In addition, an adjustment was made to reduce restricted cash and regulatory liability by $100,243,000 to reflect COM/Energy's share of the payment to Boston Edison by the Pilgrim wholesale contract customers (see adjustment 1 above). As noted above, COM/Energy sold substantially all of its generating assets in December 1998. The proceeds of the sale are reflected on its consolidated balance sheet as a regulatory liability as the proceeds go to the benefit of electric customers. COM/Energy is authorized to utilize the proceeds to reduce its stranded costs, including the buy-out of above market purchased power contracts. COM/Energy will utilize a portion of these proceeds to pay down its obligation to Boston Edison under its power contract related to Pilgrim. Cash on hand and short-term borrowings (notes) issued to finance the merger illustrated in these pro forma financial statements are based on the balances at December 31, 1998. The actual source of funds for the merger will be based on the actual cash balances on the date of the merger.

   9. Pursuant to the merger agreement, this adjustment reflects the COM/Energy cash consideration paid to COM/Energy common shareholders who will receive cash in lieu of NSTAR common shares. The amount of adjustment assumes a total payment of $100,000,000 at a cash price of $44.10 per share (see adjustment 12 below).

   10. Pursuant to the merger agreement, this adjustment reflects the BEC Energy cash consideration paid to BEC Energy common shareholders who will receive cash in lieu of common shares of NSTAR. The amount of the adjustment assumes a total payment of $200,000,000 at a cash price of $44.10 per share (which includes a 5% premium for shares exchanged for cash rather than NSTAR common shares).

   11. Share consideration for BEC Energy and COM/Energy as described in the merger agreement, is reflected below. The adjustment recognizes the issuance of NSTAR shares in exchange for the remaining shares of BEC Energy and COM/Energy common shares, net of the shares which were converted to cash in adjustments 9 and 10. The adjustment is based on the number of shares outstanding as of December 31, 1998. The conversion represents the exchange of each common share of COM/Energy into 1.05 common shares of NSTAR and the exchange of each common share of BEC Energy into one common share of NSTAR. The total shares exchanged and share consideration is based on the following calculations (share amounts in thousands):

                          As of December 31, 1998
                          -------------------------
                                             NSTAR
                           BEC                Pro
                          Energy  COM/Energy Forma
                          ------  ---------- ------
Shares outstanding at
 December 31, 1998 .....  47,184    21,541      --
Shares redeemed for cash
 (adjustments (9) and
 (10))..................  (4,535)   (2,268)     --
                          ------    ------
Remaining shares to be
 exchanged..............  42,649    19,273      --
                            1.00      1.05      --
                          ------    ------
Share consideration.....  42,649    20,237   62,886

   12. Reflects the recognition of goodwill equal to the excess of the purchase price over the estimated net fair value of the assets and liabilities of COM/Energy acquired, plus estimated transaction costs resulting from the merger. The adjustment assumes total purchase consideration equal to cash of $100,000,000 and 20,237,000 NSTAR common shares at a price of $41.40 based on the average closing price of BEC Energy common shares between December 2, 1998 and

December 9, 1998. The six-day average price of BEC Energy common shares used in determining the total share consideration represents the market price over a reasonable period of time before and after the transaction was announced on December 7, 1998. Transaction costs of $28,200,000 represent the estimated costs to be incurred during the merger that meet the requirements for inclusion in goodwill. These transaction costs will be financed through the issuance of $28,200,000 of notes payable. Goodwill for the balance sheet presented is based on the following calculation (dollars in thousands except for per share data):

                                                                   As of
                                                              December 31, 1998
                                                              -----------------
   Cash consideration (adjustment (9)).......................     $ 100,000
   Common share consideration
     COM/Energy shares converted.............................        19,273
     Conversion rate.........................................          1.05
                                                                  ---------
     New shares received.....................................        20,237
     BEC Energy average share price..........................     $   41.40
                                                                  ---------
     Total share consideration...............................     $ 837,812
   Total consideration.......................................     $ 937,812
   Transaction costs.........................................     $  28,200
   Less: net fair value (assumed to be book value) of
    COM/Energy at
    December 31, 1998........................................     $ 449,592
   Goodwill..................................................     $ 516,420

   The unaudited pro forma combined financial results include adjustments related to the merger, including financing costs and the amortization of goodwill. No provision is made for the net impact of anticipated cost savings and avoidances resulting from the merger.

   These unaudited pro forma combined financial statements have been prepared assuming that $200,000,000 of cash will be paid to BEC Energy shareholders and $100,000,000 will be paid to COM/Energy shareholders. This is based on an estimate of the most likely allocation of cash proceeds. A change in the allocation of the $300,000,000 total cash proceeds will not have a material impact on the purchase consideration, goodwill or on the pro forma combined statement of operations.

   13. Reflects the recognition of interest expense related to the issuance of notes payable (see adjustment 8 and 12) at an assumed annual rate of 6.00%. The interest expense as presented in the unaudited pro forma statement of operations is calculated as if the merger had occurred on January 1, 1998. A 1/8% increase in the interest rate would cause an increase in interest expense for the year ended December 31, 1998 of $173,000.

   14. Reflects twelve months' amortization of goodwill (calculated in adjustment 12 above) based on a forty-year amortization period.

   15. Reflects an adjustment to reduce pro forma income taxes because of higher interest expense (see adjustment 13 above). The adjustment assumes an effective income tax rate of 39.225%.

   16. The Statement of Financial Accounting Standards No. 128 regarding earnings per share, effective for financial periods ending after December 15, 1997, established standards for computing and presenting earnings per share. The statement now requires dual presentation of basic and diluted earnings per share for entities with complex capital structures. Both BEC Energy and COM/Energy adopted this pronouncement for the statement of operations presented in these unaudited pro forma combined financial statements. The adoption had no effect on the combined entity on a pro forma basis.

   17. For comparative purposes, some historical amounts have been reclassified to conform to the pro forma financial statement format.

   18. Calculation of Weighted Average Shares Outstanding (in thousands):

                                        Year ended        Year ended     NSTAR
                                     December 31, 1998 December 31, 1998  Pro
                                        BEC Energy        COM Energy     Forma
                                     ----------------- ----------------- ------
Weighted Average Shares Outstanding       47,973            21,534          --
Shares redeemed for cash (A)              (4,535)           (2,268)         --
Net shares                                43,438            19,266          --
Conversion                                  1.00              1.05          --
                                          43,438            20,229       63,667

     (A) Shares redeemed based on the following calculations:

                                                           BEC Energy COM/Energy
                                                           ---------- ----------
   Allocated cash for redemption ($000)...................  $200,000   $100,000
   Redemption price per share.............................  $  44.10   $  44.10
                                                            --------   --------
   Shares redeemed (000)..................................     4,535      2,268

   A change in the allocation of cash for redemption between BEC Energy and COM/Energy does not have a material impact on weighted average shares outstanding.

   19. Reflects the redemption of all of COM/Energy's outstanding preferred shares which occurred on April 1, 1999. COM/Energy's preferred shares are redeemable at a price equal to the amount provided in the declaration of trust of COM/Energy, together with all dividends accrued and unpaid at the date of such redemption. The preferred shares were carried at $12,200,000 on COM/Energy's balance sheet prior to pro forma adjustment.

   20. Reflects the recognition of a liability and related regulatory asset for the difference between COM/Energy's pension and postretirement benefit obligations and the fair value of the respective plan assets as of December 31, 1998.

                    SHARE OWNERSHIP OF MANAGEMENT AND OTHER
                        BENEFICIAL OWNERS OF BEC ENERGY

   The following table sets forth information regarding the beneficial ownership of BEC Energy common shares as of April 1, 1999, assuming the exercise of all options exercisable on, or within 60 days of, such date, by (a) each trustee, (b) the chief executive officer and each of the other four most highly compensated executive officers of BEC Energy/Boston Edison Company, (c) all executive officers and trustees as a group, and (d) BEC Energy's principal shareholders. None of the individual or collective holdings below exceeds 1% of the outstanding BEC Energy common shares, except for the holdings of Morgan Stanley Dean Witter & Co. which equalled 5.42% as of April 1, 1999. No member of the group is the beneficial owner of Boston Edison Company's cumulative preferred stock.


                                                    Number of BEC Energy
                                                    Common Shares Held in
                            Number of BEC Energy        Boston Edison
                         Common Shares Beneficially  Company's Deferred
Name                               Owned            Compensation Trust(2)   Total
----                     -------------------------- --------------------- ---------
Gary L. Countryman......             2,314                  2,619             4,933
Thomas G. Dignan, Jr....             2,827                  2,793             5,620
Richard J. Egan.........               804                  1,751             2,555
Charles K. Gifford......             2,008                  1,809             3,817
Nelson S. Gifford.......             4,448                  4,332             8,780
L. Carl Gustin..........            28,463(1)                 --             28,463
Douglas S. Horan........            26,650                  1,583            28,233
Matina S. Horner........             2,314                  2,367             4,681
James J. Judge..........            25,232(1)               1,368            26,600
Paul A. LaCamera........               --                     499               499
Ronald A. Ledgett.......            33,723(1)               4,102            37,825
Thomas J. May...........           104,195(1)              13,984           118,179
Sherry H. Penney........             2,364                  2,293             4,657
Herbert Roth, Jr........             4,400                  4,677             9,077
Stephen J. Sweeney......             5,655(3)                 500             6,155
                                 ---------                 ------         ---------
All trustees and
 executive officers as
 a group, including
 those named above
 (18 persons) ..........           289,105(1)(3)           49,683           338,788
Morgan Stanley Dean
 Witter & Co. ..........         2,559,078                    --          2,559,078

--------
(1) These totals include the following number of BEC Energy common shares held in Boston Edison Company's 401(k) Plan: Mr. Gustin, 4,562 shares; Mr. Horan, 2,956 shares; Mr. Judge, 2,837 shares; Mr. Ledgett, 3,290 shares; Mr. May, 8,889 shares; all executive officers as a group, 30,698 shares.
(2) Trustees and officers who are participants in Boston Edison Company's Deferred Compensation Plan may instruct the Plan trustee to vote BEC Energy common shares held in the trust in accordance with their allocable share of such deferrals, but trustee participants have no dispositive power over the shares.
(3) 3,629 of Mr. Sweeney's 5,640 shares reported in this column are held in a charitable annuity remainder trust, of which he, as a co-trustee of the trust, shares dispositive and voting power with respect to the shares.

                    SHARE OWNERSHIP OF MANAGEMENT AND OTHER
                        BENEFICIAL OWNERS OF COM/ENERGY

   The following table sets forth other information regarding the beneficial ownership of COM/Energy common shares as of April 1, 1999, by (a) each trustee,
(b) the chief executive officer and each of the other four most highly compensated executive officers of COM/Energy, (c) all executive officers and trustees as a group and (iv) COM/Energy's principal shareholders. Other than the Employees Savings Plan of Commonwealth Energy System and Subsidiary Companies, which beneficially owns approximately 12% of the outstanding COM/Energy common shares, there are no persons known to COM/Energy who beneficially own more than 5% of the COM/Energy common shares. None of the persons listed below, other than the Employees Savings Plan of Commonwealth Energy System and Subsidiary Companies, owns more than 1% of the outstanding COM/Energy common shares.

                                                    Number of COM/Energy
   Name                                      Common Shares Beneficially Owned(1)
   ----                                      -----------------------------------
   Employees Savings Plan of Commonwealth
    Energy System and Subsidiary
    Companies..............................               2,673,501
   Kevin C. Bryant.........................                     484
   Sheldon A. Buckler......................                   6,821
   Peter H. Cressy.........................                     637
   Betty L. Francis........................                     685
   Franklin M. Hundley.....................                   5,389
   William J. O'Brien......................                   5,785
   Michael C. Ruettgers....................                   1,280
   Gerald L. Wilson........................                   1,975
   Russell D. Wright.......................                  15,561
   William G. Poist........................                  20,472
   Deborah A. McLaughlin...................                   4,744
   James D. Rappoli........................                  10,292
   Michael P. Sullivan.....................                   8,739
   All trustees and executive officers as a
    group, including those named above (13
    persons)...............................                  82,864

--------
(1) Beneficial ownership figures set forth in this joint proxy statement/prospectus include, where applicable, shares with respect to which voting or investment power is attributed to a shareholder because of joint fiduciary ownership of the shares or relationship of the shareholder to the record owner, such as a spouse, together with shares held under the Employees Savings Plan of Commonwealth Energy System and Subsidiary Companies.

                          DESCRIPTION OF NSTAR SHARES

Authorized Capital

   NSTAR will issue common shares and may issue other equity and debt securities in the future. The initial authorized shares of NSTAR will be 100,000,000 common shares with a par value of $1.00 per share, and 10,000,000 preferred shares with a par value of $1.00 per share. The NSTAR board may issue the authorized shares at any time without obtaining further consent of the shareholders or any approvals from the Massachusetts Department of Telecommunications and Energy. NSTAR may issue its shares for money, services or property, or as a distribution to shareholders. Further, it may issue its shares upon terms determined by the NSTAR board in its absolute discretion. After the merger, approximately 63,000,000 NSTAR common shares will be outstanding. NSTAR will not have any preferred shares outstanding.

Preferred Shares

   NSTAR may issue preferred shares in one or more series. The board will determine which, if any, designations, preferences, voting rights and other special rights will attach to the preferred shares. NSTAR may issue preferred shares with various rights that could be used to deter takeover attempts if the board decides that it would be advisable to do so.

Common Shares

   The NSTAR board has discretion regarding the declaration of dividends on the company's common shares so long as any prior rights or preferences of any NSTAR preferred shareholders are respected. Other than rights legally required or assigned to the NSTAR preferred shares prior to their issuance, holders of NSTAR common shares will have the exclusive right to vote for the election of trustees and on all other matters submitted to the shareholders for action. Each NSTAR common share will entitle its holder to one vote. Holders of the NSTAR common shares will not have cumulative voting rights in the election of trustees.

   If NSTAR is voluntarily or involuntarily liquidated or dissolved, its common shareholders will share ratably in NSTAR's assets, after NSTAR's debt and the preferences of any outstanding preferred shares have been satisfied.

Company Issuances

   NSTAR has made no plans or agreements to issue any NSTAR common shares, other than in the course of the merger and under any benefit plans and dividend reinvestment/share purchase plans adopted by NSTAR. Likewise, NSTAR does not have any current plans to issue any preferred shares. NSTAR may issue and sell its common shares to acquire the stock or assets of other companies, to finance expenditures and improvements to property, or to repay or refinance any outstanding indebtedness of NSTAR or its subsidiaries. Dividend requirements and any redemption, sinking fund or conversion provisions which accompany NSTAR preferred shares, if authorized and issued, may interfere with the availability of earnings for distribution to NSTAR common shareholders and for other corporate purposes.

Massachusetts Anti-Takeover Laws and Various Provisions of NSTAR's Organizational Documents

   NSTAR's declaration of trust and bylaws contain provisions which may serve to deter takeovers. Its declaration of trust establishes a classified board of trustees and requires a supermajority vote of the disinterested shareholders to approve various business transactions with shareholders who own more than 5% of the company.

  Interested Shareholder Statute

   NSTAR is also governed by a state interested shareholder statute, Chapter 110F of the Massachusetts General Laws. Chapter 110F prohibits NSTAR from entering into a business combination with an interested shareholder for a period of three years after the date of the transaction in which the person became an interested shareholder. An interested shareholder includes any person who, together with his or her affiliates or associates, collectively acquires 5% or more of the company's outstanding voting shares. A business combination includes a merger, a sale of stock or assets, and various other transactions in which an interested shareholder receives a financial benefit. Chapter 110F does not apply if:

  . the interested shareholder obtains the approval of the board of trustees before acquiring 5% or more of NSTAR's outstanding voting shares; or

  . the interested shareholder acquires 90% of NSTAR's non-affiliate held voting shares at the time he or she first acquires more than 5% of the voting shares; or

  . both the NSTAR board of trustees and non-interested shareholders holding two-thirds of the company's voting shares approve the transaction.

Chapter 110F allows Massachusetts companies to elect not to be governed by its provisions. This election, however, would not be effective for 12 months and would not apply to transactions with any person who became an interested stockholder before the election. NSTAR has not made this election and is therefore subject to the provisions of Chapter 110F.

  Control Share Acquisition Statute

   The NSTAR bylaws include a provision excluding NStar from the applicability of Chapter 110D of the Massachusetts General Laws. Chapter 110D regulates the acquisition of control shares. A control share acquisition is the acquisition of shares which, when added to shares already owned, would allow the acquiring person to vote at least 20% of an entity's stock. Under Chapter 110D, shares acquired in this type of a transaction would have no voting rights unless a majority of non-interested shareholders specifically voted to grant the acquiring person voting rights for these shares. In general, the acquiring person and officers and employee-trustees of NSTAR are not permitted to vote on whether these voting rights should be granted. The NSTAR board may amend the NSTAR bylaws at any time to subject NSTAR to this control share acquisition statute on a going-forward basis.

Transfer Agent and Registrar

   The transfer agent and registrar for NSTAR's shares, including NSTAR common shares, is EquiServe, c/o BankBoston, N.A., P.O. Box 8040, Boston, MA 02266. In New York City, NSTAR common shares may be presented for transfer at the office of Securities Transfer and Reporting Services, Inc., 100 William Street, Galleria, New York, NY 10038.

          COMPARISON OF RIGHTS OF SHAREHOLDERS OF BEC ENERGY AND NSTAR

   The rights of shareholders of BEC Energy are currently governed by BEC Energy's declaration of trust, the BEC Energy bylaws and Chapter 182 of the Massachusetts General Laws. When the merger occurs, those BEC Energy shareholders who receive shares of the new company in the merger will become shareholders of NSTAR. As NSTAR shareholders, their rights will be governed by NSTAR's declaration of trust and bylaws as well as Chapter 182. This section summarizes the material differences between the rights of shareholders of BEC Energy and shareholders of NSTAR. Since this summary may not describe details important to some shareholders, all shareholders are encouraged to refer to the organizational documents of the two companies and Chapter 182, the business trust chapter of the Massachusetts General Laws.

Boards of Trustees

   NSTAR. After the merger, the NSTAR board is expected to include twenty trustees. The exact number of trustees may be determined from time to time by the NSTAR board. Generally, either the shareholders or a majority of trustees then in office may decrease the number of trustees to a number not less than ten. Decreases in the number of trustees may only be undertaken at the annual shareholder meeting or to eliminate vacancies caused by the death, resignation or removal of a trustee. The trustees shall be divided into three classes and, following the expiration of each of the initial one-, two- and three-year terms, be elected for terms of three years at the annual meeting of shareholders.

   BEC Energy. The BEC Energy board currently consists of eleven members. The BEC Energy declaration of trust provides that the number of trustees shall be determined from time to time, but shall not be less than three nor more than sixteen. Within this minimum and maximum, either the shareholders or the trustees then in office may increase the number of trustees at any time and may decrease the number of trustees to eliminate vacancies caused by the death, resignation or removal of a trustee. Like the NSTAR board, the BEC Energy board is divided into three classes of trustees which serve staggered three-year terms.

Quorum for Board Action; Action Without a Meeting

   NSTAR. At any meeting of the trustees of NSTAR, a majority of the trustees shall constitute a quorum. Once a quorum is present, a majority of the trustees in attendance may act for the NSTAR board. Action without a meeting requires the written consent of a majority of the trustees.

   BEC Energy. Six trustees constitutes a quorum for the transaction of business by the BEC Energy board, except when the number of trustees in office is less than twelve, in which case a majority of the trustees constitutes a quorum. A majority of trustees may decide questions for the BEC Energy board when a quorum is present. Without a meeting, action may be taken by the written consent of a majority of the trustees.

Appraisal Rights

   NSTAR. The shareholders of NSTAR are not entitled to appraisal rights. If NSTAR were a corporation rather than a business trust, Massachusetts law would confer appraisal rights upon its shareholders which they could exercise if the corporation engaged in various types of business combinations or sales. In the event of a merger or consolidation requiring shareholder approval, appraisal rights would allow those shareholders of the corporation who object to the transaction to decline the consideration offered and demand payment from the company for the fair market value of their shares. A judicial proceeding would determine the fair market value of these shares.

   BEC Energy. BEC Energy shareholders do have appraisal rights because BEC Energy's declaration of trust confers the same rights on its shareholders that shareholders of a corporation would have in the event of a business combination under Massachusetts law. The merger does not enable BEC Energy shareholders to exercise these rights, however, because Massachusetts law does not accord appraisal rights to a corporation's shareholders when a limited liability company merges into the corporation.

             COMPARISON OF RIGHTS OF SHAREHOLDERS OF COM/ENERGY AND
                             SHAREHOLDERS OF NSTAR

   The rights of shareholders of COM/Energy are currently governed by COM/Energy's declaration of trust and Chapter 182 of the Massachusetts General Laws. When the merger occurs, those COM/Energy shareholders who receive shares of the new company in the merger will become shareholders of NSTAR. As NSTAR shareholders, their rights will be governed by NSTAR's declaration of trust and bylaws as well as Chapter 182. This section summarizes the material differences between the rights of shareholders of COM/Energy and shareholders of NSTAR. Since this summary may not describe details important to some shareholders, all shareholders are encouraged to refer to the organization documents of the two companies and Chapter 182, the business trust chapter of the Massachusetts General Laws.

Board of Trustees

   NSTAR. After the merger, the NSTAR board is expected to include twenty trustees. The exact number of trustees may be determined from time to time by the NSTAR board. Generally, either the shareholders or a majority of trustees then in office may decrease the number of trustees to a number not less than ten. Decreases in the number of trustees may only be undertaken at the annual shareholder meeting or to eliminate vacancies caused by the death, resignation or removal of a trustee. The trustees shall be divided into three classes and, following the expiration of each of the initial one-, two- and three-year terms, be elected for terms of three years at the annual meeting of shareholders.

   COM/Energy. The COM/Energy board is composed of nine members. Like the trustees of NSTAR, COM/Energy's trustees are divided into three classes, the members of which are elected for staggered three-year terms.

Trustee Removal

   NSTAR. The NSTAR declaration of trust provides three mechanisms to remove trustees from office.

  . Trustees may be removed for cause, by a vote of the majority of shares entitled to vote. Removal of a trustee elected by a particular class of shareholders, however, requires only a majority vote of the shares of this class.

  . Trustees may be removed for cause, by a vote of the majority of trustees then in office.

  . Finally, trustees may be removed without cause, by a vote of holders of 80% of the shares outstanding and entitled to vote. Removal without cause of a trustee elected by a particular class of shareholders, however, requires only a majority vote of the shares of this class.

   COM/Energy. The COM/Energy declaration of trust does not provide specific standards for removal of trustees. The vote or written consent of 75% of the shares entitled to vote is required to modify the provisions governing the service of trustees, including provisions governing their incumbency in office.

Indemnification of Officers and Trustees

   NSTAR. Trustees and officers of NSTAR are indemnified against liabilities and expenses incurred by reason of their service to the company, unless they did not act in good faith in the reasonable belief that their action was in the best interests of NSTAR. Indemnification is not provided for matters disposed of by settlement unless:

  . the indemnification is approved by a majority of the voting shares, excluding any shares held by an interested trustee or officer; or

  . the indemnification is voted to be in the best interest of the company by a majority of the disinterested trustees then in office. If the company does not have any disinterested trustees, this condition may be satisfied by an opinion of independent company-selected counsel opining that the indemnification is in the best interests of the company and would not be found illegal if adjudicated.

   COM/Energy. Trustees, officers, agents and representatives of COM/Energy are indemnified for all expenses and outlays reasonably incurred in a representative's good faith execution of the trust and in proceedings in which he is involved by reason of his service as a representative of the company. Indemnification should be sought after a favorable disposition of the proceeding has been received and appeal can no longer be taken.

   In addition, if a COM/Energy representative becomes involved in a proceeding for any act or omission he performed in good faith based upon an order issued under the Holding Company Act, the Federal Power Act or any state utility statute, he may be indemnified by COM/Energy. If his reliance is found not to be a valid defense because it does not apply to a particular class of plaintiff, COM/Energy will indemnify the representative against all expenses and liabilities he incurs in connection with the proceeding.

Limitations on Officer and Trustee Liability

   NSTAR. No trustee shall incur personal liability for monetary damages based upon a breach of fiduciary duty, i.e., the duty to act in the best interest of the company and its shareholders, unless he is adjudicated:

  . to have breached his duty of loyalty as a trustee;

  . to have acted in bad faith;

  . to have engaged in intentional misconduct or knowing violations of the law; or

  . to have derived an improper personal benefit from the transaction.

   COM/Energy. Under COM/Energy's declaration of trust, no trustee shall be liable and no officer shall be liable, for the following acts:

  . any act or default of another representative of the company;

  . any errors of judgment made in good faith;

  . any other acts or omissions undertaken in good faith in execution of the trust; and

  . acts or omissions undertaken in good faith reliance upon an order issued under the Holding Company Act, the Federal Power Act or any other state utility statute.

Special Meeting of Shareholders

   NSTAR. The chairman, president or any of the trustees of NSTAR may call a special meeting of the shareholders. Also, the clerk is required to call a special meeting if shareholders of at least 40% in interest request a meeting in writing.

   COM/Energy. Any of the trustees, president or treasurer of COM/Energy may call a special meeting of the shareholders. Additionally, the president or secretary must call a special meeting upon the written request of holders of 10% of the COM/Energy voting shares outstanding.

Interested Business Transactions

   NSTAR. NSTAR's declaration of trust contains special provisions governing transactions between the company and interested shareholders. Generally, interested shareholders are holders of at least 5% of the voting shares of the company, company affiliates who have had a 5% interest within the past 2 years, and/or affiliates or associates of these 5% holders. These provisions cover the following types of transactions and agreements:

  . A merger or consolidation with an interested shareholder or an affiliate or associate of an interested shareholder;

  . A sale, disposition or exchange to or with any interested shareholder, affiliate or associate which has an aggregate fair market value in excess of 5% of the total consolidated book value of NSTAR's assets;

  . A plan to terminate, liquidate or dissolve NSTAR made by or on behalf of an interested shareholder or its affiliate or associate;

  . Any reclassification of securities, recapitalization of the company or other transaction which has the effect of increasing the proportionate ownership of any interested shareholder or any affiliate or associate of an interested shareholder; and

  . Any tender or exchange offer by NSTAR which causes a 110% increase in the percentage beneficial ownership of an interested shareholder as compared to the percentage ownership of the shareholder immediately prior to the offer.

   The above-listed transactions require the approval of the holders of a majority of the NSTAR voting shares, excluding shares of the interested holder, and the holders of the number of NSTAR shares owned by the interested shareholder, voting together as a single class.

   Aside from the five types of interested shareholder transactions described above, transactions between NSTAR and interested shareholders shall, unless otherwise provided, require the approval of a majority of disinterested trustees.

   COM/Energy. The COM/Energy declaration of trust does not prescribe any different approval processes for transactions with interested shareholders.

Merger; Sale of Business

   NSTAR. To engage in a merger, consolidation or sale or exchange of substantially all of its assets, NSTAR must obtain the approval of holders of 66 2/3% of the voting shares outstanding.

   COM/Energy. In order for COM/Energy to engage in a merger, consolidation, termination or sale of substantially all trust property, it must obtain either
(a) the consent of holders of at least 75% of its voting shares outstanding, or
(b) the consent of both 66 2/3% of the trustees then in office and the holders of 66 2/3% of the voting shares outstanding.

Termination

   NSTAR. The trustees may sell, terminate or engage NSTAR in business combinations upon a 66 2/3% vote of the shareholders. Otherwise, the duration of NSTAR shall be infinite.

   COM/Energy. Unless earlier terminated by acts causing the trust's voluntary or involuntary termination, COM/Energy will terminate upon the earlier of:

  . January 2, 2050; or

  . 20 years following the death of the last survivor of the individuals listed in its declaration of trust.

Amendments of Organizational Documents

   NSTAR. Amendments to NSTAR's declaration of trust generally require a majority vote of both the trustees and the shareholders. Changes to the company name or to correct inconsistencies in the declaration of trust need not be submitted to shareholders, however. On the other hand, an 80% shareholder vote is required to change provisions governing the number, election and termination of trustees, unless the amendment is approved by 80% of the trustees then in office. An 80% shareholder vote is also required to amend the interested shareholder provisions, unless a majority of disinterested trustees approves the amendment.

   The NSTAR bylaws may generally be amended by a majority vote of the trustees, unless the declaration of trust requires shareholder approval.

   COM/Energy. Holders of 75% of COM/Energy's voting shares must approve any amendment of the declaration of trust sections governing trustees. Otherwise, the trustees may amend COM/Energy's declaration of trust with the consent of a majority of the shareholders.

Anti-Takeover Statutes

   NSTAR. A Massachusetts anti-takeover statute, Chapter 110F of the Massachusetts code, prohibits any business combination with an interested shareholder, generally, a person who owns or has recently owned at least 5% of the company's outstanding voting shares, for three years after the person becomes an interested shareholder unless:

  . prior to the 5% purchase, the board approves either the 5% purchase or the proposed business combination;

  . the interested shareholder owned approximately 90% of the company's voting shares after making the 5% purchase which rendered him an interested shareholder; or

  . the board of trustees and holders of two-thirds of the non-interested shares approve the business combination after the acquiror has become an interested stockholder.

NSTAR is subject to the anti-takeover provisions of Chapter 110F.

   The NSTAR bylaws include a provision excluding NSTAR from the applicability of Chapter 110D of the Massachusetts General Laws. Chapter 110D regulates the acquisition of control shares. A control share acquisition is the acquisition of shares which, when added to shares already owned, would allow the acquiring person to vote at least 20% of the company's shares. Under Chapter 110D, shares acquired in this type of a transaction would have no voting rights unless a majority of non-interested shareholders specifically voted to grant the acquiring person voting rights for these shares. In general, the acquiring person as well as officers and employee-trustees of NSTAR are not permitted to vote on whether these voting rights should be granted. The NSTAR board may amend the NSTAR bylaws at any time to subject NSTAR to this control share acquisition statute prospectively.

   COM/Energy. COM/Energy is subject to both the interested shareholder provisions of Chapter 110F and the control share acquisition provisions of Chapter 110D of the Massachusetts General Laws.

Pre-Emptive Rights

   NSTAR. NSTAR is not obligated to first offer new issuances of common shares to existing shareholders.

   COM/Energy. Under the COM/Energy declaration of trust, COM/Energy may be required to first offer new issuances of common shares to existing shareholders before selling those shares to third parties.

Preferred Shares

   NSTAR. Under the NSTAR declaration of trust, NSTAR may issue preferred shares with voting powers and other rights as determined by the trustees.

   COM/Energy. Under the COM/Energy declaration of trust, COM/Energy may issue shares of preferred stock only with the limited voting and other special rights and privileges specified in the declaration of trust.

                                 LEGAL MATTERS

   The validity of the NSTAR common shares to be issued in the merger will be passed upon for NSTAR by Ropes & Gray, Boston, Massachusetts.

                                    EXPERTS

   The consolidated financial statements of BEC Energy included in BEC Energy's Annual Report on Form 10-K/A for the year ended December 31, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in its report which is also included in the Annual Report. These consolidated financial statements have been incorporated by reference in this joint proxy statement/prospectus in reliance upon the report given and upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.

   The consolidated financial statements and schedules of COM/Energy incorporated by reference in this joint proxy statement/prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect to the financial statements, and are included in this document in reliance upon the authority of Arthur Andersen LLP as experts in giving such reports.

   Representatives of PricewaterhouseCoopers LLP expect to be present at the BEC Energy annual meeting. Representatives of Arthur Andersen LLP expect to be present at the COM/Energy annual meeting. While the representatives of both firms have stated that they do not intend to make statements at these meetings, they will be available to respond to appropriate questions from shareholders at the meetings.

                                 OTHER MATTERS

   Neither BEC Energy nor COM/Energy presently intends to bring any matters other than those described in this document before its annual meeting. Further, neither BEC Energy nor COM/Energy has any knowledge of any other matters which may be introduced by other persons. If any other matters do properly come before the BEC Energy annual meeting or the COM/Energy annual meeting, however, the persons named in the enclosed proxy forms of BEC Energy or COM/Energy, as applicable, and including any substitutes, will vote the proxies in keeping with their judgment on such matters.

Shareholder Proposals

   If the merger has not closed by this time next year, and BEC Energy and COM/Energy hold separate annual meetings in the year 2000, shareholders should be aware of the following requirements if they wish to submit shareholder proposals.

   Shareholders of BEC Energy who wish to make a proposal at the 2000 BEC Energy annual meeting and have this proposal be eligible for inclusion in the BEC Energy proxy statement should submit the proposal to BEC Energy at its principal office in Boston, Massachusetts on or before January 15, 1999. BEC Energy shareholders who wish to make a proposal at the 2000 BEC Energy annual meeting without regard to whether it will be included in BEC Energy's proxy materials should notify BEC Energy no later than March 30, 2000. If a shareholder who wishes to present a proposal fails to notify BEC Energy by the due date, the proxies that management solicits for the meeting will accord them discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting.

   Shareholders of COM/Energy who wish to make a proposal at the 2000 COM/Energy annual meeting and have this proposal be eligible for inclusion in the COM/Energy proxy statement should submit the proposal to COM/Energy at its principal office in Cambridge, Massachusetts before January 15, 1999. Shareholders who wish to make a proposal at the 2000 COM/Energy annual meeting without regard to whether it will be included in COM/Energy's proxy materials should notify COM/Energy no later than March 30, 2000. If a shareholder who wishes to present a proposal fails to notify COM/Energy by March 30, 2000, the proxies that management solicits for the meeting will accord them discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting.

   If instead the merger has occurred as expected, NSTAR shareholders should submit proposals they would like included in next year's proxy statement to NSTAR at its principal office in Boston, Massachusetts by January 15, 1999. NSTAR should be notified of other proposals by March 30, 2000. If a shareholder does not notify NSTAR of its proposal by March 30, 2000, the proxies that NSTAR management solicits for the meeting will accord them discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting.

Shareholder Nominations of Trustees

   Again, if the merger has not closed and BEC Energy and COM/Energy hold separate annual meetings in the year 2000, shareholder nominations for trustees should be submitted as described below.

   The BEC Energy board will consider shareholder nominations of trustee candidates which are submitted to the clerk of BEC Energy in writing not less than 45 days before the anniversary of the prior year's annual meeting. Next year, this date will be May 10. The BEC Energy bylaws require shareholders submitting nominations to provide specified information about the shareholder and the nominee as well as the nominee's consent to serve if elected. If a shareholder who wishes to make a trustee nomination fails to notify BEC Energy by the due date, the proxies that management solicits for the meeting will accord them discretionary authority to vote on the trustee nomination if it is properly brought before the meeting.

   COM/Energy's nominating committee will consider nominations of trustee candidates from shareholders who submit the names, qualifications and biographical information of the nominees to the nominating committee in a timely manner.

   Assuming the merger has been completed by annual meeting time, NSTAR shareholders who wish to nominate trustees should include the candidate's consent to serve as well as the information on the candidate and the shareholder required by the NSTAR bylaws, and submit the nomination to the NSTAR clerk by May 10. If a shareholder who wishes to make a trustee nomination fails to notify NSTAR by the due date, the proxies that management solicits for the meeting will accord them discretionary authority to vote on the trustee nomination if it is properly brought before the meeting.

Solicitation of Proxies

   Each of BEC Energy and COM/Energy will bear the cost of soliciting its proxies. After the initial solicitation by mail a limited number of regular employees of each company may solicit proxies by telephone or in person. Both companies have also retained the firm of D. F. King to aid in the solicitation of proxies. BEC Energy expects to pay this firm a fee of $10,000, plus expenses, and COM/Energy expects to pay the firm $5,500, plus expenses. Each of BEC Energy and COM/Energy will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the proxy materials to BEC Energy and COM/Energy shareholders.

Proxy Card Matters

   The proxy card for a participant in COM/Energy's dividend reinvestment and common share purchase plan includes both (a) the number of shares registered in the participant's name and (b) the number of shares beneficially owned by the participant but registered in the name of the COM/Energy nominee for this plan. A participant's vote with respect to the shares registered in the participant's name is also an instruction to the nominee to vote the plan shares credited to the participant's account.

                      WHERE YOU CAN FIND MORE INFORMATION

   BEC Energy and COM/Energy file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the companies file at the SEC's public reference rooms at the following locations:

  . Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C.
    20549,

  . the SEC's Regional Office located at 7 World Trade Center, Suite 1300,
    New York, New York 10048; and

  . the SEC's Regional Office located at Citicorp Center, 500 West Madison
    Street, Suite 1400, Chicago, Illinois 60661-2511.

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. BEC Energy's and COM/Energy's SEC filings should also be available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC at http://www.sec.gov.

   In addition, shareholders may inspect material information concerning BEC Energy and COM/Energy at the exchanges on which they list their common shares. This would include the New York Stock Exchange for both companies, 20 Broad Street, 7th Floor, New York, New York 10005. Material information concerning BEC Energy may also be inspected at the Boston Stock Exchange, 100 Franklin Street, Boston, Massachusetts 02110. Material information concerning COM/Energy may also be inspected at the Pacific Stock Exchange, Inc., 301 Pine Street, San Francisco, California 94104.

   NSTAR has filed a registration statement to register with the SEC the NSTAR common shares it will issue to shareholders of BEC Energy and COM/Energy in the merger. This joint proxy statement/prospectus is a part of the registration statement and constitutes a prospectus of NSTAR, a proxy statement of BEC Energy for the BEC Energy annual meeting and a proxy statement of COM/Energy for the COM/Energy annual meeting.

   As allowed by SEC rules, this joint proxy statement/prospectus does not contain all the information that shareholders can find in the registration statement or in the exhibits to the registration statement.

   The SEC allows BEC Energy and COM/Energy to "incorporate by reference" information into this joint proxy statement/prospectus, which means that BEC Energy and COM/Energy can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this joint proxy statement/prospectus, except for any information superseded by information contained directly in this joint proxy statement/prospectus. This joint statement/prospectus incorporates by reference the documents set forth below that BEC Energy (File No. 001-14768) or COM/Energy (File No. 001- 07316) have previously filed with the SEC. These documents contain important information about BEC Energy and COM/Energy and their financial conditions.

 Regarding BEC Energy

  . BEC Energy's Annual Report on Form 10-K for the year ended December 31,
    1998, as amended by the Form 10-K/A filed May 13, 1999.

 Regarding COM/Energy

  . COM/Energy's Annual Report on Form 10-K for the year ended December 31,
    1998, as amended by the Forms 10-K/A filed April 30, 1999 and May 12,
    1999.

  . COM/Energy's Current Report on Form 8-K dated January 14, 1999.

   BEC Energy and COM/Energy also incorporate by reference any documents they may file with the SEC between the time this joint proxy statement/prospectus is sent to shareholders and the date of the BEC Energy and COM/Energy annual meetings.

   If you are a shareholder, BEC Energy and COM/Energy may have already sent you some of the documents incorporated by reference, but you can obtain any of them through BEC Energy, COM/Energy, and the SEC or the SEC's Internet web site as described above. Documents incorporated by reference are available from BEC Energy or COM/Energy without charge, excluding all exhibits except those specifically incorporated by reference as exhibits to this document. Shareholders may obtain the documents incorporated by reference by directing a written or telephone request to the appropriate company as follows:

             BEC Energy                      Commonwealth Energy System
         Investor Relations                     Shareholder Services
         800 Boylston Street                      One Main Street
     Boston, Massachusetts 02199        Cambridge, Massachusetts 02142-9150
           (617) 424-2658                (800) 336-3773 (in Massachusetts)
                                     (800) 447-1183 (outside of Massachusetts)

   If you would like to request documents from BEC Energy or COM/Energy, please do so promptly so that you may receive them before the annual meetings.

   BEC Energy has provided all information about BEC Energy contained or incorporated by reference into this joint proxy statement/prospectus, and COM/Energy has done the same with respect to all information about COM/Energy contained or incorporated by reference into this joint proxy statement/prospectus. Neither BEC Energy nor COM/Energy assumes any responsibility for the accuracy or completeness of the information provided by the other party.

   You should rely only on the information contained or incorporated by reference in this joint proxy statement/prospectus to vote on the merger agreement. Neither BEC Energy nor COM/Energy has authorized anyone to provide you with information that is different from what is contained in this document. This joint proxy statement/prospectus is dated May 14, 1999. You should not assume that the information contained in this document is accurate as of any other date. Neither the mailing of this joint proxy statement/prospectus to shareholders nor the completion of the merger shall create any implication to the contrary.

                               ----------------

   The name "BEC Energy" refers to the trustees under BEC Energy's declaration of trust as trustees and not personally. No trustee, shareholder, officer or agent of BEC Energy shall be held to any personal liability in connection with the affairs of BEC Energy; only the trust estate may be liable. A copy of BEC Energy's declaration of trust is on file with the SEC as Exhibit B to BEC Energy's Registration Statement on Form S-4 (File No. 333-23439) filed on March 17, 1997.

   The name "COM/Energy" refers to the trustees under COM/Energy's declaration of trust as trustees and not personally. No trustee, shareholder, officer or agent of COM/Energy shall be held to any personal liability in connection with the affairs of COM/Energy; only the trust estate may be liable. A copy of COM/Energy's declaration of trust is on file with the SEC as
Exhibit 1 to COM/Energy's Quarterly Report on Form 10-Q (September 1995), File No. 1-7316.

   The name "NSTAR" refers to the trustees under NSTAR's declaration of trust as trustees and not personally. No trustee, shareholder, officer or agent of NSTAR shall be held to any personal liability in connection with the affairs of NSTAR; only the trust estate may be liable. A copy of NSTAR's declaration of trust may be found in Annex D to this joint proxy statement/prospectus.

               THE BEC ENERGY ANNUAL MEETING--ADDITIONAL MATTERS

                              ELECTION OF TRUSTEES
                                (Proposal No. 2)

Information about Nominees and Incumbent Trustees

   The BEC Energy board has fixed the number of trustees at eleven as permitted under its bylaws. BEC Energy's declaration of trust provides for the classification of the BEC Energy board into three classes serving staggered three-year terms. The four persons named below have been nominated by the BEC Energy board for election as Class II trustees for a term expiring at the year 2002 annual meeting and until their successors are duly chosen and qualified. The remaining trustees will continue to serve as provided below, with the Class III trustees having terms expiring in 2000 and the Class I trustees having terms expiring in 2001. If any of the nominees shall be unavailable as a candidate at the BEC Energy annual meeting by reason of death, disability or resignation, votes exercised through the proxies will be cast for a substitute candidate as may be designated by the BEC Energy board, or in the absence of a designation, in a manner the trustees may determine in their discretion. Alternatively, in this situation, the BEC Energy board may take action to fix the number of trustees for the ensuing year at the number of nominees named herein who are then able to serve.

   The BEC Energy board has adopted the following trustee retirement policy. Trustees who are employees of BEC Energy or Boston Edison Company, with the exception of the chief executive officer, retire from the BEC Energy board when they retire from employment with BEC Energy or Boston Edison Company. Under the BEC Energy board's current policy, trustees who are not employees of BEC Energy or Boston Edison Company or who have served as chief executive officer generally retire from the board at the annual shareholder meeting following their seventieth birthday.

   The BEC Energy board, which held five regular meetings and two special meetings in 1998 since the establishment of BEC Energy on May 20, 1998, has an executive committee, an audit, finance and risk management committee, an executive personnel committee, and a pricing committee. During 1998, the executive committee, which is authorized to exercise the delegated powers of the board in the intervals between BEC Energy board meetings, to act as a nominating committee, and to review trustee compensation, met three times. The audit, finance and risk management committee met one time. Its responsibilities include recommendations as to the selection of independent auditors, review of the scope of the independent audit, annual financial statements, internal audit reports, and financial and accounting controls and procedures, and review of BEC Energy's financial requirements, insurance coverages, and legal compliance programs. The executive personnel committee, which is responsible for reviewing executive officer compensation, personnel planning and performance, some company benefit programs, and human resources policies, also met one time. The pricing committee, which is authorized to approve the terms of debt and equity offerings, did not meet in 1998. All trustees attended at least 75% of the aggregate of the total number of meetings of the BEC Energy board and the total number of meetings held by all committees of the BEC Energy board on which he or she served, with the exception of Mr. Egan, who attended 65% of these meetings.

   The names of the nominees as Class II trustees and the incumbent Class I and Class III trustees and selected information concerning them are shown in the table below. Unless a specific time period is indicated, each nominee and trustee has held the position first listed across from his or her name for at least five years.

             Nominees as Class II Trustees--Terms Expiring in 2002

 Nominees                  Principal Occupation and Directorships
 --------                  ---------------------------------------------------
 Charles K. Gifford        Chairman (since 1997 and from 1995-1996) and Chief
 Age: 56                   Executive Officer (since 1995), formerly President
 Trustee since: 1998       (1989-1995), BankBoston Corporation (Bank Holding
 Boston Edison             Company), and Chairman and Chief Executive Officer
 Company Director          (since 1995), formerly President (1989-1996),
 since: 1990               BankBoston, N.A.; Director, Boston Edison Company,
 Member: Audit,            BankBoston Corporation, BankBoston, N.A.,
 Finance and Risk          Massachusetts Mutual Life Insurance Company.
 Management, Executive
 Personnel and Pricing
 Committees

 Paul A. LaCamera          President and General Manager (since 1997), WCVB-TV
 Age: 55                   Channel 5, formerly Vice President and General
 Trustee and Boston Edison Manager (1994-1997); Director, Boston Edison
 Company Director since:   Company.
 1998
 Member: Audit, Finance
 and Risk Management
 Committee

 Thomas J. May             Chairman (since 1998), President (since 1998), and
 Age: 51                   Chief Executive Officer (since 1998), BEC Energy,
 Trustee since: 1998       and Chairman, President (since 1995) and Chief
 Boston Edison             Executive Officer, Boston Edison Company; Director,
 Company Director since:   Boston Edison Company, BankBoston Corporation,
 1991                      BankBoston, N.A., Liberty Mutual Insurance Company,
 Member: Executive and     Liberty Mutual Fire Insurance Company, Liberty
 Pricing Committees        Financial Companies, Inc., RCN Corporation.

 Sherry H. Penney          Chancellor (1988-1995 and 1996 to present),
 Age: 61                   University of Massachusetts at Boston, formerly
 Trustee since: 1998       President (1995) (interim), University of
 Boston Edison             Massachusetts; Director, Boston Edison Company.
 Company Director since:
 1990
 Member: Audit,
 Finance and Risk
 Management and Executive
 Personnel Committees

              Incumbent Class III Trustees--Terms Expiring in 2000

         Trustees                 Principal Occupation and Directorships
         --------         -----------------------------------------------------
                          Chairman of the Board, Liberty Mutual Insurance
 Gary L. Countryman       Company and Liberty Life Assurance Company of Boston,
 Age: 59                  formerly Chief Executive Officer (1985-1998), Liberty
 Trustee since: 1998      Mutual Insurance Company and Liberty Life Assurance
 Boston Edison            Company of Boston; Director, Boston Edison Company,
 Company Director since:  Liberty Mutual Insurance Company, Liberty Life
 1986                     Assurance Company of Boston, Liberty Mutual Fire
 Member: Executive and    Insurance Company, Liberty Financial Companies, Inc.,
 Executive Personnel      BankBoston Corporation, BankBoston, N.A., The Neiman-
 Committees               Marcus Group, Inc., Alliance of American Insurers.

 Thomas G. Dignan, Jr.(1) Partner, Ropes & Gray (Law Firm); Director, Boston
 Age: 58                  Edison Company.
 Trustee since: 1998
 Boston Edison Company
 Director since: 1983
 Member: Executive
 Committee

 Herbert Roth, Jr.        Former Chairman of the Board (1978-1985) and Chief
 Age: 70                  Executive Officer (1968-1985), LFE Corporation
 Trustee since: 1998      (Traffic and Industrial Process Control Systems);
 Boston Edison Company    Director/Trustee, Boston Edison Company, Landauer,
 Director since: 1978     Inc., Tech/Ops Sevcon, Inc., Phoenix Home Life Mutual
 Member: Audit,           Insurance Company, Phoenix Series Fund, Phoenix Total
 Finance and Risk         Return Fund, Inc., Phoenix Multi-Portfolio Fund, The
 Management               Big Edge Series Fund, Mark IV Industries.
 Committee

 Stephen J. Sweeney       Former Chairman of the Board (1986-1992) and Chief
 Age: 70                  Executive Officer (1984-1990), Boston Edison Company;
 Trustee since: 1998      Director, Boston Edison Company, Selecterm, Inc.,
 Boston Edison Company    Liberty Mutual Insurance Company, Liberty Mutual Fire
 Director since: 1983     Insurance Company, Liberty Life Assurance Company of
 Member: Audit,           Boston, Liberty Financial Companies, Inc., Uno
 Finance and Risk         Restaurant Corporation.
 Management
 Committee

               Incumbent Class I Trustees--Terms Expiring in 2001

         Trustees                 Principal Occupation and Directorships
         --------                 --------------------------------------
 Nelson S. Gifford         Principal, Fleetwing Capital (Venture Investments);
 Age: 68                   formerly Chairman (1986-1990) and Chief Executive
 Trustee since: 1998       Officer (1975-1990), Dennison Manufacturing Company
 Boston Edison             (Stationery Products, Systems and Packaging);
 Company Director since:   Director, Boston Edison Company, John Hancock Mutual
 1981                      Life Insurance Company, Reed and Barton, J.M. Huber
 Member: Executive         Corp., Nypro Inc, Partners Fund.
 Committee

 Richard J. Egan           Chairman of the Board, EMC Corporation (Computer
 Age: 63                   Storage Systems and Software); Director, Boston
 Trustee since: 1998       Edison Company, Cognition Inc., Shiva Corporation,
 Boston Edison Company     New York Stock Exchange Listed Company Advisory
 Director since: 1997      Committee.
 Member: Executive
 Personnel Committee

 Matina S. Horner          Executive Vice President, Teachers Insurance and
 Age: 59                   Annuity Association/College Retirement Equities
 Trustee since: 1998       Fund; formerly President (1972-1989), Radcliffe
 Boston Edison Company     College; Director, Boston Edison Company, The
 Director since: 1988      Neiman-Marcus Group, Inc.
 Member: Executive, Audit,
 Finance and Risk
 Management and Pricing
 Committees

--------
(1) During 1998, Boston Edison Company and BEC Energy paid legal fees to the firm of Ropes & Gray.

                             EXECUTIVE COMPENSATION

Trustee Compensation

   In 1998, the compensation programs for trustees were reviewed and revised with the assistance of an external compensation consultant. The review was initiated to assure that the level of compensation be appropriate in reference to comparable programs, the plan design supports BEC Energy's strategic objectives, and the interests of the trustees are aligned with those of shareholders.

   Each trustee who is not an employee of BEC Energy receives an annual board retainer of $20,000 in cash. Each trustee also receives an annual retainer of $20,000 worth of BEC Energy common shares which is deferred until the trustee retires from the board. Each non-employee trustee who is a member of the executive committee receives an additional retainer of $3,000, and each trustee who chairs a BEC Energy board committee receives an additional retainer of $3,000. All other retainers were discontinued as of October 1998. Each trustee who is not an employee of BEC Energy receives $1,000 for attendance in person at each meeting of the BEC Energy board or a committee and $500 for participating in a meeting by telephone. Trustees may elect to defer part or all of their trustees' fees under BEC Energy's deferred fee plan.

   In addition to the cash amounts described above, each of the BEC Energy outside trustees received 200 BEC Energy common shares under the 1991 Director Stock Plan, except for Mr. LaCamera, who joined the board after the final payment under this plan was made.

   Each of the BEC Energy outside trustees, including Mr. LaCamera, also were awarded 230 BEC Energy common shares as their 1998 stock retainer which was instituted on October 1, 1998. These shares were placed in BEC Energy's Deferred Compensation Trust and will not be received by the trustees until they leave the board.

   In addition to the 1991 Director Stock Plan which was discontinued in 1998, the 1993 Directors' Retirement Benefit was also discontinued. An amount equal to the present value of the benefit each outside trustee accrued under the Directors' Retirement Benefit was used to purchase BEC Energy common shares in the trustee's name, which was deposited in BEC Energy's Deferred Compensation Trust and will not be received by the trustee until he or she leaves the board. The present value of the benefit accrued by each outside trustee, and the number of shares which were purchased with that amount in the trustee's name, are set forth below. Neither Mr. Sweeney, who was formerly employed by BEC Energy, nor Mr. LaCamera, who joined the board after this benefit was discontinued, received any distribution under this plan.

                                        Present Value     Number of BEC Energy
Name                                  of Accrued Benefit Common Shares Purchased
----                                  ------------------ -----------------------
Gary L. Countryman...................      $90,157                2,069
Thomas G. Dignan, Jr.................       97,566                2,239
Richard J. Egan......................        9,743                  223
Charles K. Gifford...................       55,707                1,278
Nelson S. Gifford....................      163,031                3,742
Matina S. Horner.....................       79,439                1,823
Sherry H. Penney.....................       76,315                1,751
Herbert Roth, Jr.....................      177,670                4,078

Report of the Executive Personnel Committee

   Under the rules established by the SEC, BEC Energy is required to provide specified data and information in regard to the compensation and benefits provided to its executive officers, including BEC Energy's chief executive officer and the four other most highly compensated executive officers. The disclosure requirements for these five officers (the "Named Executive Officers") include tables summarizing total compensation and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals for the prior year. In fulfillment of this requirement, the executive personnel committee, at the direction of the BEC Energy board, has prepared the following report for inclusion in this joint proxy statement.

 The Executive Personnel Committee

   BEC Energy's executive compensation program is administered by the executive personnel committee, a committee of the BEC Energy board composed of the four non-employee trustees listed as signatories to this report. Except as discussed below, none of these non-employee trustees has any interlocking or other relationship with BEC Energy that would require disclosure to the SEC. Generally, all decisions of the executive personnel committee regarding the compensation of the chief executive officer are subject to the approval of the non-employee trustees of BEC Energy, none of whom is eligible to participate in the incentive plans described below. The executive personnel committee administers the 1997 Stock Incentive Plan discussed below.

 The Named Executive Officers

   The officers identified as the five most highly compensated executive officers of BEC Energy are all employees of Boston Edison Company, BEC Energy's principal subsidiary. Three of the Named Executive Officers, Messrs. May, Horan and Judge, also serve as officers of BEC Energy, in the following capacities:
Mr. May as chairman, president and chief executive officer; Mr. Horan as senior vice president and general counsel; and Mr. Judge as senior vice president and treasurer. BEC Energy has no employees of its own.

 Compensation Philosophy

   The executive compensation philosophy of BEC Energy is to provide competitive levels of compensation that advance BEC Energy's annual and long-term performance objectives, reward corporate performance, and assist BEC Energy in attracting, retaining and motivating highly qualified executives. The framework for the compensation committee's executive compensation program is to establish base salaries which are competitive with electric utilities in general and to incentivize excellent performance by providing executives with the opportunity to earn additional remuneration under the annual and long-term incentive plans. The incentive plan goals are designed to improve the effectiveness and enhance the efficiency of BEC Energy's operations and to create value for shareholders. The committee also seeks to link executive and shareholder interests through equity-based incentive plans. Accordingly, in 1997, upon the committee's recommendation, the Boston Edison board approved stock ownership guidelines of three times base salary for the chief executive officer and one to one-and one-half times base salary for the other executive officers of BEC Energy and Boston Edison Company. These guidelines allow the executives five years to acquire this amount of stock.

 Components of Compensation

   Compensation paid to the Named Executive Officers, as reflected in the following tables, consists of three primary elements: base salary, annual incentive awards, and long-term incentive awards. BEC Energy compares its compensation levels against those of other growth-oriented investor-owned electric utility companies. BEC Energy's strategy is to establish total compensation, i.e., base salary and annual incentives, at the 60th percentile of the utility industry, and to compare its long-term incentive plan to those of more aggressive utilities and general industry companies that focus on value creation.

   During 1998, the committee thoroughly reviewed data collected by nationally recognized compensation experts as well as by Boston Edison's human resources group to determine whether BEC Energy's compensation strategy was being met. The review evaluated base salary and annual incentives of nearly all electric utility companies, and long-term incentives of a blend of utilities and general industry. The data demonstrated that BEC Energy was in conformity with its compensation strategy to the satisfaction of the committee.

   The income tax deductions of publicly traded companies may be limited to the extent total compensation for particular executive officers exceeds one million dollars during any year. This deduction limit, however, does not apply to payments which qualify as "performance based". The committee has reviewed the regulations issued by the Internal Revenue Service and will continue to review the application of these rules to future compensation. However, the committee intends to continue basing its executive compensation decisions primarily upon performance achieved, both corporate and individual, while retaining the right to make subjective decisions and to award compensation that may or may not meet all of the Internal Revenue requirements for deductibility.

 Annual Incentive Plan

   Annual incentive payments to the Named Executive Officers, reported in the fourth column of the Summary Compensation Table below, are based on both corporate and business unit performance objectives which are derived from the corporate operating plan and approved by the committee. Corporate performance objectives include a comparison of target to actual earnings per share from operations. Business unit performance objectives include predetermined levels for operating and capital budgets, as well as key operating goals. The annual incentive plan award for Mr. May is based solely on BEC Energy's achieving the basic earnings per share objective. In 1998, earnings per share were $2.76, which exceeded the plan target. The annual incentive plan awards for Messrs. Gustin, Horan, Judge and Ledgett were based 50% on earnings per share and 50% on specific business unit performance objectives to achieve budget and operating plan targets. All four officers exceeded the specified business unit performance levels.

 Long-Term Compensation

   Under the 1997 Stock Incentive Plan, executive officers and other key employees are eligible to receive grants from time to time of stock-related awards of seven general types:

    . stock options                     . performance unit awards
    . stock appreciation rights         . dividend equivalent awards,
    . restricted stock awards           . other stock-based awards.
    . deferred stock awards

The long-term grant in May of 1998 consisted of non-qualified stock options, deferred shares and dividend equivalents on the deferred shares, and was based upon the committee's evaluation of performance towards key strategic objectives, and competitive award data provided by an external consultant. The committee did not weight any of these factors. The options and the deferred shares vest at the rate of 33% per year over a three-year period from the date of grant, and the options may be exercised over a ten-year period.

 Other Plans

   At various times in the past, BEC Energy and Boston Edison Company have adopted various broad-based employee benefit plans in which officers are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria. These plans include pension, life, and health insurance plans, as well as a section 401(k) savings plan which includes a company matching contribution equal to the first six percent of pay contributed by the employee up to a maximum excludable 401(k) contribution allowed by the Internal Revenue Code. In addition, Boston Edison Company has a deferred compensation plan in which officers and senior managers may elect to participate.

   In 1996, the committee implemented a supplemental executive retirement plan which provides eligible participants with supplementary retirement income of up to 60% of final average cash compensation, depending upon each participant's years of service, reduced by 50% of the participant's social security benefit and further reduced by benefits the participant receives under Boston Edison's pension plan.

 Mr. May's 1998 Compensation

   The executive personnel committee makes decisions regarding the compensation of the chief executive officer using the same philosophy and criteria described above. As with the compensation of all officers, BEC Energy compares compensation levels for the chief executive officer to those of all other investor-owned electric utility companies.

   Each year BEC Energy approves the adjustment of salary ranges for the chief executive officer and other corporate officers based on studies conducted by external executive compensation consultants and Boston Edison Company's human resources group. The 1998 studies found BEC Energy's executive compensation levels to be within the approved 60th percentile position to market. Mr. May received a 5% increase to his base salary in 1998.

   Mr. May's annual incentive award, shown in the fourth column of the Summary Compensation Table below, was in conformity with the provisions of the annual incentive plan described above, and was based on BEC Energy surpassing its operating plan targets. The committee's policy is to base individual long-term incentive awards on an annual study by the compensation consultant comparing the value of long-term incentive grants to salary levels for a blend of electric utility and general industry companies. The 6,000 deferred shares and 60,000 options granted Mr. May in 1998 reflect this policy.

 Compensation Committee Interlocks and Insider Participation

   Charles K. Gifford, who is a member of BEC Energy's executive personnel committee, is chairman and chief executive officer of BankBoston Corporation and BankBoston, N.A. Thomas J. May, BEC Energy's chairman, president and chief executive officer, serves on the boards of directors of BankBoston Corporation and BankBoston, N.A.

   Gary L. Countryman, who is the chairman of BEC Energy's executive personnel committee, is chairman of the board and chief executive officer of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company, and chairman of the board of Liberty Financial Companies, Inc. Mr. May serves on the boards of directors of Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, and Liberty Financial Companies, Inc.

                                          By the Executive Personnel
                                           Committee,

                                          Gary L. Countryman (Chairman)
                                          Richard J. Egan
                                          Charles K. Gifford
                                          Sherry H. Penney

Executive Compensation Tables

   The following information is given regarding annual and long-term compensation earned by the chief executive officer and the four other most highly compensated executive officers of BEC Energy and Boston Edison Company with respect to the years 1996, 1997 and 1998.

                           Summary Compensation Table

                                                                      Long-Term
                                   Annual                            Compensation
                                Compensation                            Awards         Payouts
                              -----------------                 ---------------------- -------
                                                                            Securities
                                                     Other       Deferred   Underlying
Name and                                            Annual         Share     Options/   LTIP      All Other
Principal Position       Year  Salary   Bonus   Compensation(1) Award(s)(2)  SARs(#)   Payouts Compensation(3)
------------------       ---- -------- -------- --------------- ----------- ---------- ------- ---------------
Thomas J. May........... 1998 $519,583 $600,000       --         $238,500     60,000     --        $ 9,600
 Chairman, President and 1997  496,875  498,750       --          426,400    100,000     --          9,600
 Chief Executive
 Officer,
 BEC Energy and Boston   1996  463,625  324,750       --              --         --      --          9,000
 Edison Company
Ronald A. Ledgett....... 1998  277,875  248,850       --           99,375     27,000     --         84,600
 Executive Vice
  President,             1997  232,500  216,750       --          118,450     28,600     --          9,600
 Boston Edison Company   1996  193,667  119,300       --                                 --          9,000
Douglas S. Horan........ 1998  208,750  196,750       --           59,625     14,000     --         59,600
 Senior Vice President,  1997  195,417  140,000       --          103,000     25,000     --          9,600
 BEC Energy and Boston   1996  175,833   83,750       --              --         --      --          9,000
 Edison Company
James J. Judge.......... 1998  205,417  196,750       --           59,625     14,000     --         59,600
 Senior Vice President,  1997  183,667  136,400       --           97,850     23,400     --          9,600
 BEC Energy and Boston   1996  167,000   80,000       --                                 --          9,000
 Edison Company
L. Carl Gustin.......... 1998  194,375  163,875       --           51,675     12,000     --          9,600
 Senior Vice President,  1997  187,813  121,250       --           97,850     23,800     --          9,600
 Boston Edison Company   1996  182,507   67,262       --              --         --      --          9,000

--------
(1) None of the Named Executive Officers received amounts of other annual compensation in 1996, 1997, or 1998 which would require disclosure under SEC rules.
(2) Deferred common share awards are valued at the closing market price as of the date of the grant. The awards vest one-third on each of the first, second and third anniversaries of the date of the grant. Dividends will accrue on the awards from the date of grant and will be payable in the form of additional shares which will vest at the same time the awards vest. Aggregate deferred common share holdings and values based on the closing price of the common shares on December 31, 1998 are as follows: Mr. May, 16,933 shares ($697,428); Mr. Ledgett, 5,567 shares ($229,291); Mr. Gustin,
    3,833 shares ($157,872); Mr. Horan, 4,167 shares ($171,628) and Mr. Judge,
    4,033 shares ($166,109).
(3) Messrs. Ledgett, Horan and Judge received payments in the amounts of $75,000, $50,000 and $50,000 respectively, under retention agreements entered into in 1996. All other amounts in this column represent Boston Edison's matching contribution under its 401(k) plan.

                       Option Grants in Last Fiscal Year

                                               Individual Grants
                         --------------------------------------------------------------
                         Number of Securities % of Total Options Exercise or             Grant Date
                              Underlying          Granted to     Base Price  Expiration Present Value
Name                      Options Granted(1)  Employees in 1998    ($/Sh.)      Date         (2)
----                     -------------------- ------------------ ----------- ---------- -------------
Thomas J. May...........        60,000               14.3%         $39.75     4/22/08     $276,600
Ronald A. Ledgett.......        27,000                6.4%         $39.75     4/22/08     $124,470
L. Carl Gustin..........        12,000                2.9%         $39.75     4/22/08     $ 55,320
Douglas S. Horan........        14,000                3.3%         $39.75     4/22/08     $ 64,540
James J. Judge..........        14,000                3.3%         $39.75     4/22/08     $ 64,540

--------
(1) Options vest one-third annually beginning April 22, 1999.
(2) The grant date present values were determined using the Black-Scholes option pricing model. There is no assurance that the value realized would be at or near the value estimated by the Black-Scholes model. Assumptions used for the model are as follows: stock volatility, 16%; risk-free interest rate, 5.66%; dividend yield, 4.88%; and time to exercise, four years.

              Aggregated Option/SAR Exercises and Fiscal Year-End
                               Option Value Table

                                                    Numberof Securities       Value of Securities
                                                        Underlying          Underlying Unexercised
                                                    Unexercised Options      In-the-Money Options
                         Shares/SARs               At Fiscal Year-End(#)   At Fiscal Year-End($)(1)
                         Acquired on    Value    ------------------------- -------------------------
Name                     Exercise(#) Realized($) Exercisable/Unexercisable Exercisable/Unexercisable
----                     ----------- ----------- ------------------------- -------------------------
Thomas J. May...........       0         $ 0         33,333 / 126,667        $506,245 / $1,098,755
Ronald A. Ledgett.......       0         $ 0           9,533 / 46,067          $147,166 / $333,159
L. Carl Gustin..........       0         $ 0           7,933 / 27,867          $122,466 / $262,197
Douglas S. Horan........       0         $ 0           8,333 / 30,667          $128,641 / $277,422
James J. Judge..........       0         $ 0           7,800 / 29,600          $120,413 / $260,950

--------
(1) Based on the closing price of BEC Energy common shares on December 31, 1998 of $41.1875.

Pension Plan Table

   The following table shows the estimated annual retirement benefits payable to executive officers under the qualified pension plan and the supplemental executive retirement plan, assuming retirement at age 65. The supplemental executive retirement plan is a non-qualified pension plan providing a maximum benefit of 60% of compensation after the executive has accumulated 20 years of credited service and has reached age 60. The supplemental executive retirement plan provides the incremental benefits in excess of the benefits paid under the qualified plan necessary to reach the benefit shown in the table. Each of the officers named in the Summary Compensation Table participates in the supplemental executive retirement plan. The benefits presented are based on a straight life annuity and do not take into account a reduction in benefits of up to 50% of the participant's primary social security benefit.

                                                      Years of Credited Service
Average Annual                                        --------------------------
Compensation                                             10       15       20
--------------                                        -------- -------- --------
$200,000............................................. $ 60,000 $ 90,000 $120,000
$300,000.............................................   90,000  135,000  180,000
$400,000.............................................  120,000  180,000  240,000
$500,000.............................................  150,000  225,000  300,000
$600,000.............................................  180,000  270,000  360,000
$700,000.............................................  210,000  315,000  420,000
$800,000.............................................  240,000  360,000  480,000
$900,000.............................................  270,000  405,000  540,000

   For purposes of the retirement plans, Messrs. May, Ledgett, Gustin, Horan and Judge currently have 23, 18, 18, 21 and 21 years of credited service, respectively.

   Final average compensation for purposes of calculating the benefits under the supplemental executive retirement plan is the highest average annual compensation of the participant during any consecutive 36-month period. Compensation taken into account in calculating the benefits described above includes salary and annual bonus, including any amounts deferred under the terms of the deferred compensation plan.

   Mr. May can elect, and Mr. Ledgett receives, an alternative supplemental retirement benefit equal to 33% of final base salary annually for 15 years, which at the current level would provide Mr. Ledgett with approximately $7,000 in excess of the amounts shown in the table above.

Change of Control Agreements

   Boston Edison Company has change of control agreements with various key employees, including those named in the Summary Compensation Table, which provide severance benefits in the event of specified terminations of employment following a change in control of Boston Edison. Events which constitute a change of control under these agreements are described below. If, following a change in control, the employee's employment is terminated without cause or the employee terminates his or her employment for good reason, the employee receives severance pay in an amount equal to two times, three times in the case of Mr. May, the sum of:

     (1) his or her annual base salary, at the rate in effect immediately prior to the date of termination or immediately before the change of control, whichever is higher, plus

     (2) his or her actual bonus paid in respect of the most recently completed fiscal year or his or her target bonus for the fiscal year in which the termination occurs, whichever is higher.

In addition, the change of control agreements provide for a pro rated bonus payment for the year in which the termination occurs, the immediate vesting of bonus awards, immediate payment of deferred compensation amounts upon the termination and payments equal to the benefit the employee would have received under Boston Edison Company's retirement plan assuming the executive was vested and remained employed for an additional two years, three years in the case of Mr. May. For two years, three years in the case of Mr. May, following termination of employment, the employee would be entitled to continue to participate in all welfare plans provided by Boston Edison Company. The change of control agreements further provide for a "gross-up" payment under which, if amounts paid under these agreements would be effectively reduced a federal excise tax on "excess parachute payments," Boston Edison Company will pay the employee an additional amount of cash, so that, after payment of all parachute taxes by the employee, the employee will have received the amount he or she would have received in the absence of any tax.

   A change of control under these agreements generally includes the following events:

     (1) a person or group becomes the beneficial owner of more than 30% of the voting power of Boston Edison Company's securities;

     (2) continuing directors cease to be a majority of the Boston Edison Company board;

     (3) a consolidation, merger or other reorganization or sale or other disposition of all or substantially all of the assets of Boston Edison Company, other than certain defined transactions; or

     (4) approval by the stockholders of a complete liquidation or dissolution of Boston Edison Company.

                            STOCK PERFORMANCE GRAPH

   The SEC requires that BEC Energy include in this proxy statement a line-graph presentation comparing cumulative five-year stockholder returns with the S&P 500 stock index and either a nationally recognized industry standard or an index of peer companies selected by BEC Energy. The BEC Energy board has approved the use of the Edison Electric Industry 100 Index, a recognized industry index of approximately 100 electric utility companies. As required by SEC regulations, the graph below depicts the investment of $100 at the commencement of the measurement period, with dividends reinvested.

                            Stock Performance Graph


                              [GRAPH APPEARS HERE]

Annual Total Return Percent       1994     1995     1996     1997     1998
--------------------------------------------------------------------------
BEC Energy                        -13.8%   32.2%    -2.1%    50.5%   13.9%
--------------------------------------------------------------------------
S&P 500                             1.3%   37.6%    23.0%    33.2%   23.6%
--------------------------------------------------------------------------
EEI 100                           -11.6%   31.0%     1.2%    27.4%   13.9%
--------------------------------------------------------------------------
Total Return
--------------------------------------------------------------------------
BEC Energy                        $ 86     $114      $112    $168    $191
--------------------------------------------------------------------------
S&P 500                           $101     $139      $171    $228    $282
--------------------------------------------------------------------------
EEI 100                           $ 88     $116      $117    $149    $170
--------------------------------------------------------------------------

                                                                  ANNEX A
                                                             Agreement and Plan
                                                               of Merger, as
                                                                  amended

                              AMENDED AND RESTATED

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                  BEC ENERGY,

                          COMMONWEALTH ENERGY SYSTEM,

                                     NSTAR,

                              BEC ACQUISITION, LLC

                                      AND

                              CES ACQUISITION, LLC

                          dated as of December 5, 1998
                     amended and restated as of May 4, 1999

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
                                   ARTICLE I.

                                  The Mergers

 Section  1.1  The Mergers..............................................   A-1
 Section  1.2  Effects of The Mergers...................................   A-1
 Section  1.3  Effective Time...........................................   A-2

                                  ARTICLE II.

                  Treatment of Shares and Membership Interests

 Section  2.1  Effect of The Mergers on the Membership Interests of BEC
                LLC and CES LLC.........................................   A-2
 Section  2.2  Effect of the CES Merger on the Shares of CES............   A-2
 Section  2.3  Effect of the BEC Merger on the Shares of BEC............   A-5
 Section  2.4  Effect of the Mergers on Shares of the Company Held by
                BEC and CES.............................................   A-8
 Section  2.5  Exchange of Certificates.................................   A-8

                                  ARTICLE III.

                                  The Closing

 Section  3.1  Closing..................................................  A-11

                                  ARTICLE IV.

                     Representations and Warranties of CES

 Section  4.1  Organization and Qualification...........................  A-12
 Section  4.2  Subsidiaries.............................................  A-12
 Section  4.3  Capitalization...........................................  A-13
 Section  4.4  Organizational Documents.................................  A-13
 Section  4.5  Authority................................................  A-13
 Section  4.6  No Conflict; Statutory Approvals; Compliance.............  A-14
 Section  4.7  All Assets Necessary to Conduct Business.................  A-15
 Section  4.8  Reports and Financial Statements.........................  A-15
 Section  4.9  Absence of Certain Changes or Events.....................  A-16
 Section  4.10 Litigation...............................................  A-16
 Section  4.11 No Undisclosed Liabilities...............................  A-16
 Section  4.12 Registration Statement and Joint Proxy Statement.........  A-17
 Section  4.13 Restrictions on Business Activities......................  A-17
 Section  4.14 Tax Matters..............................................  A-17
 Section  4.15 Employee Matters; ERISA..................................  A-19
 Section  4.16 Environmental Protection.................................  A-21
 Section  4.17 Regulation as a Utility..................................  A-22
 Section  4.18 Vote Required............................................  A-23
 Section  4.19 Opinion of Financial Advisor.............................  A-23
 Section  4.20 Ownership of BEC Shares..................................  A-23
 Section  4.21 Insurance................................................  A-23
 Section  4.22 Change in Control and Severance Payments.................  A-23
 Section  4.23 Year 2000................................................  A-23
 Section  4.24 Non-Applicability of Certain Massachusetts Laws..........  A-24
 Section  4.25 Brokers..................................................  A-24
 Section  4.26 Operations of Nuclear Power Plant........................  A-24

                                                                            Page
                                                                            ----
                                   ARTICLE V.

                     Representations and Warranties of BEC

 Section  5.1  Organization and Qualification.............................  A-25
 Section  5.2  Subsidiaries...............................................  A-25
 Section  5.3  Capitalization.............................................  A-25
 Section  5.4  Organizational Documents...................................  A-26
 Section  5.5  Authority..................................................  A-26
 Section  5.6  No Conflict; Statutory Approvals; Compliance...............  A-26
 Section  5.7  All Assets Necessary to Conduct The Business...............  A-28
 Section  5.8  Reports and Financial Statements...........................  A-28
 Section  5.9  Absence of Certain Changes or Events.......................  A-29
 Section  5.10 Litigation.................................................  A-29
 Section  5.11 No Undisclosed Liabilities.................................  A-29
 Section  5.12 Registration Statement and Joint Proxy Statement...........  A-29
 Section  5.13 Restrictions on Business Activities........................  A-30
 Section  5.14 Tax Matters................................................  A-30
 Section  5.15 Employee Matters; ERISA....................................  A-31
 Section  5.16 Environmental Protection...................................  A-33
 Section  5.17 Regulation as a Utility....................................  A-34
 Section  5.18 Vote Required..............................................  A-34
 Section  5.19 Opinion of Financial Advisor...............................  A-34
 Section  5.20 Ownership of CES Shares....................................  A-34
 Section  5.21 Insurance..................................................  A-34
 Section  5.22 Change in Control and Severance Payments...................  A-34
 Section  5.23 Year 2000..................................................  A-34
 Section  5.24 Non-Applicability of Certain Massachusetts Laws............  A-35
 Section  5.25 Brokers....................................................  A-35
 Section  5.26 Operations of Nuclear Power Plant..........................  A-35

                                  ARTICLE VI.

                     Conduct of Business Pending The Merger

 Section  6.1  Covenants of The Parties...................................  A-36
 Section  6.2  Covenant of No Solicitation................................  A-41

                                  ARTICLE VII.

                             Additional Agreements

 Section  7.1  Access to Information......................................  A-43
 Section  7.2  Joint Proxy Statement and Registration Statement...........  A-43
 Section  7.3  Regulatory Matters.........................................  A-44
 Section  7.4  Shareholder Approval.......................................  A-45
 Section  7.5  Directors' and Officers' Indemnification...................  A-45
 Section  7.6  Disclosure Schedules.......................................  A-47
 Section  7.7  Public Announcements.......................................  A-47
 Section  7.8  Rule 145 Affiliates........................................  A-47
 Section  7.9  Certain Employee Agreements................................  A-47
 Section  7.10 Employee Benefit Plans.....................................  A-47
 Section  7.11 Share Plans................................................  A-48
 Section  7.12 Expenses...................................................  A-48

                                                                          Page
                                                                          ----
 Section  7.13 Further Assurances.......................................  A-48
 Section  7.14 Corporate Offices........................................  A-49
 Section  7.15 Officers.................................................  A-49
 Section  7.16 Employment Contracts.....................................  A-49
 Section  7.17 Workforce Matters........................................  A-49
 Section  7.18 Company's Board of Trustees..............................  A-49
 Section  7.19 Confidentiality Agreements...............................  A-50

                                 ARTICLE VIII.

                           Conditions to The Mergers

 Section  8.1  Conditions to Each Party's Obligation to Effect The
                Mergers.................................................  A-50
 Section  8.2  Additional Conditions to Obligation of BEC to Effect The
                Mergers.................................................  A-51
 Section  8.3  Additional Conditions to Obligation of CES to Effect The
                Mergers.................................................  A-52

                                  ARTICLE IX.

                       Termination, Amendment and Waiver

 Section  9.1  Termination..............................................  A-53
 Section  9.2  Effect of Termination....................................  A-56
 Section  9.3  Termination Fee; Expenses................................  A-56
 Section  9.4  Amendment................................................  A-57
 Section  9.5  Waiver...................................................  A-57

                                   ARTICLE X.

                               General Provisions

 Section 10.1  Non-Survival; Effect of Representations and Warranties...  A-57
 Section 10.2  Notices..................................................  A-57
 Section 10.3  Miscellaneous............................................  A-58
 Section 10.4  Interpretation...........................................  A-59
 Section 10.5  Counterparts; Effect.....................................  A-59
 Section 10.6  Parties in Interest......................................  A-59
 Section 10.7  Waiver of Jury Trial and Certain Damages.................  A-59
 Section 10.8  Enforcement..............................................  A-59
 Section 10.9  Massachusetts Business Trust.............................  A-59
 Section 10.10 Severability.............................................  A-60
 Section 10.11 Failure or Indulgence Not Waiver; Remedies Cumulative....  A-60

               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER dated as of December 5, 1998 and amended and restated as of May 4, 1999 (the "Agreement") among BEC Energy, a Massachusetts business trust ("BEC"), Commonwealth Energy System, a Massachusetts business trust ("CES"), NStar, a Massachusetts business trust of which BEC and CES together own all of the outstanding interests (the "Company"), BEC Acquisition, LLC, a Massachusetts limited liability company directly and indirectly wholly-owned by the Company ("BEC LLC") and CES Acquisition, LLC, a Massachusetts limited liability company directly and indirectly wholly-owned by the Company ("CES LLC").

   WHEREAS, CES and BEC have determined to engage in a strategic business combination transaction on the terms stated herein;

   WHEREAS, the Boards of Trustees of BEC, CES and the Company, and the members of BEC LLC and CES LLC, each have determined that it is advisable and in the best interests of their respective shareholders and members to consummate, and have approved, the strategic business combination transaction provided herein in which BEC LLC would merge with and into BEC, and CES LLC would merge with and into CES, with BEC and CES, respectively, being the surviving entity, pursuant to the terms and conditions of this Agreement, as a result of which the Company will own all of the issued and outstanding shares of BEC and CES;

   NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.

                                  The Mergers

   Section 1.1 The Mergers. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.3), BEC LLC shall be merged with and into BEC (the "BEC Merger") and CES LLC shall be merged with and into CES (the "CES Merger" and, together with the BEC Merger, the "Mergers") pursuant to Massachusetts General Laws ("M.G.L.") Chapter 156C,
Section 59. BEC and CES, respectively, shall be the surviving entities of the BEC Merger and CES Merger. The effects and consequences of each of the Mergers are set forth in Section 1.2.

   Section 1.2 Effects of the Mergers. At the Effective Time, (i) the agreement and declaration of trust of BEC, as in effect immediately prior to the Effective Time, shall be the declaration of trust of BEC as the surviving entity in the BEC Merger, (ii) the bylaws of BEC, as in effect immediately prior to the Effective Time, shall be the bylaws of BEC as the surviving entity in the BEC Merger, and (iii) the agreement and declaration of trust of CES, as in effect immediately prior to the Effective Time, shall be the agreement and declaration of trust of CES as the surviving entity in the CES Merger. Subject to the foregoing, the additional effects of the Mergers shall be as provided in the applicable provisions of M.G.L. c. 182 and M.G.L. c. 156C. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time (i) all the property, rights, privileges and franchises of BEC LLC and CES LLC shall vest in BEC or CES, as the case may be, and (ii) all the debts, liabilities and duties of BEC LLC and CES LLC shall become the debts, liabilities and duties of BEC or CES, as the case may be.

   Section 1.3 Effective Time. On the Closing Date (as defined in Section 3.1), a certificate of merger complying with the requirements of M.G.L. c. 156C shall be executed and filed with the Secretary of The Commonwealth of Massachusetts with respect to each of the Mergers. Each of the Mergers shall become effective at the time and date agreed upon by BEC and CES with respect thereto and specified in the certificate of merger therefor; provided that the BEC Merger and CES Merger shall become effective at the same time, which is hereinafter referred to as the "Effective Time."

                                  ARTICLE II.

                 Treatment of Shares and Membership Interests

   Section 2.1 Effect of the Mergers on the Membership Interests of BEC LLC and CES LLC

     (a) BEC LLC. As of the Effective Time, by virtue of the BEC Merger and without any action on the part of any holder thereof, each outstanding 1% membership interest in BEC LLC shall be converted into one common share of BEC.

     (b) CES LLC. As of the Effective Time, by virtue of the CES Merger and without any action on the part of any holder thereof, each outstanding 1% membership interest in CES LLC shall be converted into one common share of CES.

   Section 2.2 Effect of the CES Merger on the Shares of CES. As of the Effective Time, by virtue of the CES Merger and without any action on the part of any holder of CES Common Shares:

     (a) Conversion of CES Common Shares. Subject to the provisions of
  Section 2.5(d), each common share of CES, $2.00 par value per share (the "CES Common Shares") issued and outstanding immediately prior to the Effective Time, other than shares canceled pursuant to Section 2.2(b), shall be converted into the right to receive either (i) $44.10 in cash (the "CES Cash Consideration") or (ii) 1.05 (the "CES Exchange Ratio") fully paid and non-assessable common shares of the Company, par value $1.00 per share, (the "Company Common Shares," such share consideration being hereinafter referred to as the "CES Share Consideration," and, together with the CES Cash Consideration, the "CES Merger Consideration"), in each case as the holder thereof shall have elected or be deemed to have elected, in accordance with Section 2.2(d). The CES Exchange Ratio shall be adjusted to reflect fully the effect of any share split, reverse split, share dividend (including any dividend or distribution of securities convertible into CES Common Shares), reorganization, recapitalization or other like change with respect to CES Common Shares occurring after the date hereof and having a record date prior to the Effective Time.

     (b) Cancellation of CES Common Shares; Redemption of CES Preferred Shares. (i) As of the Effective Time, each CES Common Share that is owned by CES as treasury shares and all CES Common Shares that are owned, directly or indirectly, by CES, BEC, the Company or any of their respective subsidiaries (other than CES Common Shares issued pursuant to Section 2.1(b) hereof) shall be canceled and shall cease to exist and no shares of the Company or other consideration shall be delivered in exchange therefor.

     (ii) Prior to the Effective Time, the Board of Trustees of CES shall call for redemption all outstanding preferred shares of CES, $100.00 par value per share (the "CES Preferred Shares"), at a redemption price equal to the amount provided for in the declaration of trust of CES, together with all dividends accrued and unpaid to the date of such redemption. All CES Preferred Shares shall be redeemed so that no such shares shall be outstanding at the time of the CES Special Meeting (as defined in Section 7.4(a)) or entitled to vote on the approval of this Agreement, the Mergers and the other transactions contemplated hereby.

     (c) Allocation. The number of CES Common Shares to be converted into the right to receive the CES Cash Consideration in the Mergers (the "CES Cash Number") shall be equal to 2,267,573.696. The number of CES Common Shares to be converted into the right to receive the CES Share Consideration in the Mergers (the "CES Share Number") shall be equal to (i) the number of CES Common Shares issued and outstanding immediately prior to the Effective Time (ignoring for this purpose any CES Common Shares held as treasury shares and canceled pursuant to Section 2.2(b)) less (ii) the CES Cash Number. Notwithstanding the foregoing, if the number of CES Common Shares to be converted into the right to receive the CES Cash Consideration in the Mergers in the absence of this Section 2.2(c) (the "Elective CES Cash Number") is greater than 2,267,573.696, and if the Elective BEC Cash Number (as defined in Section 2.3(c)) is less than 4,535,147.392, then as illustrated in Exhibit 2.2(c)/2.3(c) the CES Cash Number shall be increased (but not in an amount that would violate the conditions set forth in Sections 8.2(e) and 8.3(e)) by the lesser of (i) the Elective CES Cash Number minus 2,267,573.696 or (ii) 4,535,147.392 minus the Elective BEC Cash Number. Notwithstanding the foregoing, if the Elective CES Cash Number is less than 2,267,573.696, and if the Elective BEC Cash Number is greater than the 4,535,147.392, then as illustrated in Exhibit 2.2(c)/2.3(c) the CES Cash Number shall be decreased by the number by which the BEC Cash Number is increased pursuant to the third sentence of Section 2.3(c). Notwithstanding anything to the contrary herein, CES shall have the option, with the prior consent of BEC, to change the CES Cash Number and the CES Share Number to more closely follow the actual elections of the CES shareholders pursuant to this Section 2.2.

     (d) Election. Subject to allocation in accordance with the provisions of this Section 2.2, each record holder of CES Common Shares (other than shares to be canceled in accordance with Section 2.2(b)) issued and outstanding immediately prior to the Election Deadline (as defined in Section 2.5(b)(i)) shall be entitled, in accordance with Section 2.5(b),
  (i) to elect to receive in respect of each such share (A) the CES Cash Consideration (a "CES Cash Election") or (B) the CES Share Consideration (a "CES Share Election") or (ii) to indicate that such record holder has no preference as to the receipt of the CES Cash Consideration or the CES Share Consideration for all such shares held by such holder (a "CES Non-Election"). CES Common Shares in respect of which a CES Non-Election is made or as to which no election is made (collectively, "CES Non-Election Shares") shall be deemed by CES, with the prior consent of BEC, to be shares in respect of which CES Cash Elections or CES Share Elections have been made, as CES shall determine.

     (e) Allocation of CES Cash Election Shares. In the event that the aggregate number of shares in respect of which CES Cash Elections have been made or are deemed to have been made in accordance with Section 2.2(d) (the "CES Cash Election Shares") exceeds the CES Cash Number, all CES Common Shares in respect of which CES Share Elections have been made ("the CES Share Election Shares") and all CES Non-Election Shares shall be converted into the right to receive the CES Share Consideration (and cash in lieu of fractional interests in accordance with Section 2.5(d)), and the CES Cash Election Shares shall be converted into the right to receive the CES Cash Consideration or the CES Share Consideration in the following manner:

       (i) all record holders of CES Common Shares who (x) own less than 100 CES Common Shares and (y) elect to receive the CES Cash
    Consideration in respect of fewer than 100 CES Common Shares (all such CES Common Shares being herein referred to as the "CES De Minimis Cash Election Shares") shall be entitled to receive the CES Cash
    Consideration without proration;

       (ii) the number of CES Cash Election Shares, other than CES De Minimis Cash Election Shares, covered by each Form of Election (as defined in Section 2.5(b)(i)) to be converted into the CES Cash Consideration shall be determined by multiplying the number of CES Cash Election Shares covered by such Form of Election by a fraction, (A) the numerator of which is the CES Cash Number less the number of CES De Minimis Cash Election Shares and (B) the denominator of which is the aggregate number of CES Cash Election Shares less the number of CES De Minimis Cash Election Shares, rounded down to the nearest whole number; provided that if the number of CES De Minimis Cash Election Shares exceeds the CES Cash Number, the CES De Minimis Cash Election Shares shall be converted into the CES Cash Consideration by selecting, by lottery or such other method as mutually agreed to by CES and BEC, from among the record holders of CES De Minimis Cash Election Shares a sufficient number of such holders (collectively, the "CES Cash Designees") such that the number of CES Cash Election Shares held by the CES Cash Designees shall equal as closely as practicable the CES Cash Number, and all CES Cash Election Shares held by the CES Cash Designees shall be converted into the right to receive the CES Cash Consideration; provided, however, that no CES Cash Designee shall receive both CES Share Consideration and CES Cash Consideration for such holder's CES Common Shares and that CES may, in accordance with
    Section 2.2(c), change the CES Cash Number and the CES Share Number in order to meet this requirement; and

       (iii) all CES Cash Election Shares not converted into CES Cash Consideration in accordance with Section 2.2(e)(i) or (ii) shall be converted into the right to receive the CES Share Consideration (and cash in lieu of fractional interests in accordance with Section 2.5(d)).

     (f) Allocation of CES Stock Election Shares. In the event that the aggregate number of CES Share Election Shares exceeds the CES Share Number, all CES Cash Election Shares and all CES Non-Election Shares (together, the "CES Cash Shares") shall be converted into the right to receive the CES Cash Consideration, and all CES Share Election Shares shall be converted into the right to receive the CES Cash Consideration or the CES Share Consideration in the following manner:

       (i) the number of CES Share Election Shares covered by each Form of Election to be converted into CES Cash Consideration shall be determined by multiplying the number of CES Share Election Shares covered by such Form of Election by a fraction, (A) the numerator of which is the CES Cash Number less the number of CES Cash Shares and (B) the denominator of which is the aggregate number of CES Share Election Shares, rounded down to the nearest whole number; and

       (ii) all CES Share Election Shares not converted into CES Cash Consideration in accordance with Section 2.2(f)(i) shall be converted into the right to receive the CES Share Consideration (and cash in lieu of fractional interests in accordance with Section 2.5(d)).

     (g) No Allocation. In the event that neither Section 2.2(e) nor Section 2.2(f) is applicable, all CES Cash Election Shares shall be converted into the right to receive the CES Cash Consideration, all CES Share Election Shares shall be converted into the right to receive the CES Share Consideration (and cash in lieu of fractional interests in accordance with Section
  2.5(d)) and CES Non-Election Shares shall be converted into the right to receive the CES Cash Consideration or the CES Share Consideration (and cash in lieu of fractional interests in accordance with Section 2.5(d)) as CES, with the prior consent of BEC, shall determine.

     (h) Computations. The Exchange Agent, in consultation with CES, shall make all computations to give effect to this Section 2.2.

     (i) Cancellation of Shares. As of the Effective Time, all CES Common Shares issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist and each holder of a certificate formerly representing any such CES Common Shares (a "CES Certificate") shall cease to have any rights with respect thereto, except the right to receive the CES Merger Consideration and any additional cash in lieu of fractional CES Common Shares to be issued or paid in consideration therefor upon surrender of such CES Certificate in accordance with Section 2.5, without interest.

   Section 2.3 Effect of the BEC Merger on the Shares of BEC. As of the Effective Time, by virtue of the BEC Merger and without any action on the part of any holder of BEC Common Shares:

     (a)

       (i) Conversion of BEC Common Shares. Subject to the provisions of
    Section 2.5(d), each common share of BEC, $1.00 par value per share (the "BEC Common Shares") issued and outstanding immediately prior to the Effective Time, other than shares canceled pursuant to Section 2.3(b), shall be converted into the right to receive either (i) $44.10 in cash (the "BEC Cash Consideration") or (ii) one (the "BEC Exchange Ratio") fully paid and non-assessable Company Common Share (the " BEC Share Consideration," and together with the BEC Cash Consideration, the "BEC Merger Consideration"), in each case as the holder thereof shall have elected or be deemed to have elected, in accordance with Section 2.3(d). The BEC Exchange Ratio shall be adjusted to reflect fully the effect of any share split, reverse split, share dividend (including any dividend or distribution of securities convertible into BEC Common Shares), reorganization, recapitalization or other like change with respect to BEC Common Shares occurring after the date hereof and having a record date prior to the Effective Time.

       (ii) Treatment of BEC Stock Options and Other Rights to Receive BEC Shares. At the Effective Time, each outstanding option or right to purchase or receive BEC Common Shares, including deferred share rights (each, a "BEC Share Right"), shall be assumed by the Company in such manner that it is converted into an option to purchase Company Common Shares or a right to receive Company Common Shares, as provided below. Following the Effective Time, each such BEC Share Right shall be exercisable upon the same terms and conditions as then are applicable to such BEC Share Right, except that (i) each such BEC Share Right shall be exercisable for that number of Company Common Shares equal to the product of (x) the number of BEC Common Shares for which such BEC Share Right was exercisable and (y) the BEC Exchange Ratio and (ii) the exercise price of such BEC Share Right shall be equal to the exercise price of such BEC Share Right as of the date hereof divided by the BEC Exchange Ratio. From and after the date hereof, no additional options to purchase or rights to receive BEC Common Shares shall be granted under the BEC (or any of BEC's subsidiaries) option plans, deferred share plans or otherwise, except as permitted by Section 6.1(c) of this Agreement. Except as otherwise agreed by the parties, BEC shall use reasonable efforts to ensure that no person shall have any right under any option plan (or any option granted thereunder) or other plan, program or arrangement with respect to, including any right to acquire, equity securities of BEC following the Effective Time.

     (b) Cancellation of BEC Common Shares. As of the Effective Time, each BEC Common Share that is owned by BEC as treasury shares and all BEC Common Shares that are owned, directly or indirectly, by BEC, CES, the Company or any of their respective subsidiaries (other than BEC Common Shares issued pursuant to Section 2.1(a) hereof) shall be canceled and shall cease to exist and no shares of the Company or other consideration shall be delivered in exchange therefor.

     (c) Allocation. The number of BEC Common Shares to be converted into the right to receive the BEC Cash Consideration in the Mergers (the "BEC Cash Number") shall be equal to 4,535,147.392. The number of BEC Common Shares to be converted into the right to receive the BEC Share Consideration in the Mergers (the "BEC Share Number") shall be equal to (i) the number of BEC Common Shares issued and outstanding immediately prior to the Effective Time (ignoring for this purpose any BEC Common Shares held as treasury shares and canceled pursuant to Section 2.3(b)) less (ii) the BEC Cash Number. Notwithstanding the foregoing, if the number of BEC Common Shares to be converted into the right to receive the BEC Cash Consideration in the Mergers in the absence of this Section 2.3(c) (the "Elective BEC Cash Number") is greater than 4,535,147.392, and if the Elective CES Cash Number is less than 2,267,573.696, then as illustrated in Exhibit 2.2(c)/2.3(c) the BEC Cash Number shall be increased (but not in an amount that would violate the conditions set forth in Sections 8.2(e) and 8.3(e)) by the lesser of (i) the Elective BEC Cash Number minus 4,535,147.392 or (ii) 2,267,573.696 minus the Elective CES Cash Number. Notwithstanding the foregoing, if the Elective BEC Cash Number is less than 4,535,147.392, and if the Elective CES Cash Number is greater than 2,267,573.696, then as illustrated in Exhibit 2.2(c)/2.3(c) the BEC Cash Number shall be decreased by the number by which the CES Cash Number is increased pursuant to the third sentence of Section 2.2(c). Notwithstanding anything to the contrary herein, BEC shall have the option, with the prior consent of CES, to change the BEC Cash Number and the BEC Share Number to more closely follow the actual elections of the BEC shareholders pursuant to this Section 2.3.

     (d) Election. Subject to allocation in accordance with the provisions of this Section 2.3, each record holder of BEC Common Shares (other than shares to be canceled in accordance with Section 2.3(b)) issued and outstanding immediately prior to the Election Deadline shall be entitled, in accordance with Section 2.5(b), (i) to elect to receive in respect of each such share (A) the BEC Cash Consideration (a "BEC Cash Election") or
  (B) the BEC Share Consideration (a "BEC Share Election") or (ii) to indicate that such record holder has no preference as to the receipt of the BEC Cash Consideration or the BEC Share Consideration for all such shares held by such holder (a "BEC Non-Election"). Shares of BEC Common Shares in respect of which a BEC Non-Election is made or as to which no election is made (collectively, "BEC Non-Election Shares") shall be deemed by BEC, with the prior consent of CES, to be shares in respect of which BEC Cash Elections or BEC Share Elections have been made, as BEC shall determine.

     (e) Allocation of BEC Cash Election Shares. In the event that the aggregate number of shares in respect of which BEC Cash Elections have been made or are deemed to have been made in accordance with Section 2.3(d) (the "BEC Cash Election Shares") exceeds the BEC Cash Number, all BEC Common Shares in respect of which BEC Share Elections have been made ("the BEC Share Election Shares") and all BEC Non-Election Shares shall be converted into the right to receive the BEC Share Consideration (and cash in lieu of fractional interests in accordance with Section 2.5(d)), and the BEC Cash Election Shares shall be converted into the right to receive the BEC Cash Consideration or the BEC Share Consideration in the following manner:

       (i) all record holders of BEC Common Shares who (x) own less than 100 BEC Common Shares and (y) elect to receive the BEC Cash
    Consideration in respect of fewer than 100 BEC Common Shares (all such BEC Common Shares being herein referred to as the "BEC De Minimis Cash Election Shares") shall be entitled to receive the BEC Cash
    Consideration without proration;

       (ii) the number of BEC Cash Election Shares, other than BEC De Minimis Cash Election Shares, covered by each Form of Election to be converted into the BEC Cash Consideration shall be determined by multiplying the number of BEC Cash Election Shares covered by such Form of Election by a fraction, (A) the numerator of which is the BEC Cash Number less the number of BEC De Minimis Cash Election Shares and (B) the denominator of which is the aggregate number of BEC Cash Election Shares less the number of BEC De Minimis Cash Election Shares, rounded down to the nearest whole number; provided that if the number of BEC De Minimis Cash Election Shares exceeds the BEC Cash Number, the BEC De Minimis Cash Election Shares shall be converted into the BEC Cash Consideration by selecting, by lottery or such other method as mutually agreed to by BEC and CES, from among the record holders of BEC De Minimis Cash Election Shares a sufficient number of such holders (collectively, the "BEC Cash Designees") such that the number of BEC Cash Election Shares held by the BEC Cash Designees shall equal as closely as practicable the BEC Cash Number, and all BEC Cash Election Shares held by the BEC Cash Designees shall be converted into the right to receive the BEC Cash Consideration; provided, however, that no BEC Cash Designee shall receive both BEC Share Consideration and BEC Cash Consideration for such holder's BEC Common Shares and that BEC may, in accordance with Section 2.3(c), change the BEC Cash Number and the BEC Share Number in order to meet this requirement; and

       (iii) all BEC Cash Election Shares not converted into BEC Cash Consideration in accordance with Section 2.3(e)(i) or (ii) shall be converted into the right to receive the BEC Share Consideration (and cash in lieu of fractional interests in accordance with Section 2.5(d)).

     (f) Allocation of BEC Share Election Shares. In the event that the aggregate number of BEC Share Election Shares exceeds the BEC Share Number, all BEC Cash Election Shares and all BEC Non-Election Shares (together, the "BEC Cash Shares") shall be converted into the right to receive the BEC Cash Consideration, and all BEC Share Election Shares shall be converted into the right to receive the BEC Cash Consideration or the BEC Share Consideration in the following manner:

       (i) all persons entitled to receive BEC Common Shares under the Matching Contribution Account under (1) the Boston Edison Savings Plan (1999 Restatement), (2) the Boston Edison Negotiated Savings Plan For Production and Maintenance Employees (1994 Restatement), and (3) the Boston Edison Negotiated Savings Plan For Office, Technical & Professional Employees (1994 Restatement) shall be entitled to receive the BEC Share Consideration without proration;

       (ii) the number of BEC Share Election Shares covered by each Form of Election to be converted into BEC Cash Consideration shall be determined by multiplying the number of BEC Share Election Shares covered by such Form of Election by a fraction, (A) the numerator of which is the BEC Cash Number less the number of BEC Cash Shares and (B) the denominator of which is the aggregate number of BEC Share Election Shares, rounded down to the nearest whole number; and

       (iii) all BEC Share Election Shares not converted into BEC Cash Consideration in accordance with Section 2.3(f)(i) shall be converted into the right to receive the BEC Share Consideration (and cash in lieu of fractional interests in accordance with Section 2.5(d)).

     (g) No Allocation. In the event that neither Section 2.3(e) nor Section 2.3(f) is applicable, all BEC Cash Election Shares shall be converted into the right to receive the BEC Cash Consideration, all BEC Share Election Shares shall be converted into the right to receive the BEC Share Consideration (and cash in lieu of fractional interests in accordance with Section 2.5(d)) and BEC Non-Election Shares shall be converted into the right to receive the BEC Cash Consideration or the BEC Share Consideration (and cash in lieu of fractional interests in accordance with Section 2.5(d)) as BEC, with the prior consent of CES, shall determine.

     (h) Computations. The Exchange Agent, in consultation with BEC, shall make all computations to give effect to this Section 2.3.

     (i) Cancellation of Shares. As of the Effective Time, all BEC Common Shares issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist and each holder of a certificate formerly representing any such BEC Common Shares (a "BEC Certificate") shall cease to have any rights with respect thereto, except the right to receive the BEC Merger Consideration and any additional cash in lieu of fractional BEC Common Shares to be issued or paid in consideration therefor upon surrender of such BEC Certificate in accordance with Section 2.4, without interest.

   Section 2.4. Effect of the Mergers on Shares of the Company Held by BEC and CES. As of the Effective Time, by virtue of the Mergers and without any action on the part of any holder thereof, all common shares of NSTAR held by BEC or by CES shall be canceled and shall cease to exist and no consideration shall be delivered in exchange thereof.

   Section 2.5 Exchange of Certificates.

   (a) Deposit with Exchange Agent. As soon as practicable after the Effective Time, BEC shall deposit with a bank or trust company as shall be designated by the Company (the "Exchange Agent"), in trust for the benefit of the holders of CES Common Shares and BEC Common Shares, cash equal to the sum of the total aggregate CES Cash Consideration and BEC Cash Consideration and the Company shall deposit with the Exchange Agent, in trust for the benefit of the holders of CES Common Shares and BEC Common Shares, certificates representing the Company Common Shares (such cash and such Company Common Shares, together with any dividends or distributions with respect thereto with a record date after the Effective Time and any cash payable in lieu of any fractional Company Common Shares, being hereinafter referred to as the "Exchange Fund") issuable pursuant to Sections 2.2 and 2.3 in exchange for outstanding CES Common Shares and BEC Common Shares.

   (b) Exchange Procedures.

       (i) As soon as reasonably practicable after the Closing Date, the Exchange Agent shall mail a form of election (a "Form of Election") to holders of record of CES Common Shares and BEC Common Shares as of the Closing Date. Any election to receive the CES Merger Consideration contemplated by Section 2.2(d) or the BEC Merger Consideration as contemplated by Section 2.3(d) (as applicable, the "Merger Consideration") shall have been properly made only if the Exchange Agent shall have received at its designated office or offices, by 5:00 p.m., Boston time, on the twentieth business day after the Form of Election was mailed to holders of record of CES Common Shares and BEC Common Shares (the "Election Deadline"), a Form of Election properly completed and accompanied by a CES Certificate or a BEC Certificate, as the case may be (together or as applicable, "Certificate(s)") for the shares to which such Form of Election relates, duly endorsed in blank or otherwise acceptable for transfer on the books of CES or BEC, as the case may be (or an appropriate guarantee of delivery), as set forth in such Form of Election; provided that Certificates need not be delivered in the case of shares held pursuant to any dividend reinvestment plan. An election may be revoked only by written notice received by the Exchange Agent prior to 5:00 p.m., Boston time, on the Election Deadline. If an election is so revoked, the Certificate(s) (or guarantee of delivery, as appropriate) to which such election relates shall be promptly returned to the person who submitted the same to the Exchange Agent.

       (ii) As soon as reasonably practicable after the Election Deadline, the Exchange Agent shall mail to each holder of record of a Certificate, whose CES Common Shares or BEC Common Shares (collectively, the "Shares") were converted into the right to receive the Merger Consideration and who failed to return a properly completed Form of Election, (A) a letter of transmittal (which shall specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as CES and BEC may specify consistent with this Agreement) and (B) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration.

       (iii) As of the Effective Time, with respect to properly made elections in accordance with Section 2.5(b)(i) and (ii), and upon surrender of a Certificate for cancellation to the Exchange Agent, together with such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor Merger Consideration that such holder has the right to receive pursuant to the provisions of this Article II, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of CES Common Shares or BEC Common Shares that is not registered in the transfer records of CES or BEC, payment may be issued to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate is properly endorsed or otherwise in proper form for transfer and the person requesting such issuance pays any transfer or other taxes required by reason of such payment to a person other than the registered holder of such Certificate or established to the satisfaction of CES and BEC that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.5, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration that the holder thereof has the right to receive in respect of such Certificate pursuant to the provisions of this Article
    II. No interest shall be paid or shall accrue on any cash payable to holders of Certificates pursuant to the provisions of this Article II.

       (iv) Notwithstanding the foregoing provisions of this Section 2.5(b), the parties hereto may decide to require the Exchange Agent to distribute Forms of Election to holders of BEC Common Shares and holders of CES Common Shares prior to the Effective Time, upon such additional terms and conditions as may be agreed to by the parties.

     (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Company Common

  Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the Company Common Shares represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.5(d) until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect of unclaimed property, escheat and other applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole Company Common Shares issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of any fractional Company Common Shares to which such holder is entitled pursuant to Section 2.5(d) and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Company Common Shares and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Company Common Shares.

     (d) No Fractional Securities. Notwithstanding any other provision of this Agreement, no certificates or scrip representing fractional Company Common Shares shall be issued upon the surrender for exchange of Certificates and such fractional shares shall not entitle the owner thereof to vote or to any other rights of a holder of Company Common Shares; provided, however, that fractional Company Common Shares may be issued in exchange for CES Common Shares or BEC Common Shares issued pursuant to any dividend reinvestment plan. A holder of CES Common Shares or BEC Common Shares (other than CES Common Shares or BEC Common Shares issued pursuant to any dividend reinvestment plan), as the case may be, who would otherwise have been entitled to a fractional Company Common Share shall be entitled to receive a cash payment in lieu of such fractional share in an amount equal to the product of such fraction multiplied by the CES Cash Consideration or the BEC Cash Consideration, as applicable, without any interest thereon.

     (e) Closing of Transfer Books. From and after the Effective Time the share transfer books of CES and BEC shall be closed and no transfer of any shares thereof shall thereafter be made. If, after the Effective Time, Certificates are presented to the Company, they shall be canceled and exchanged for certificates representing the appropriate number of Company Common Shares as provided in this Section 2.5.

     (f) Termination of Exchange Agent. Any cash and certificates representing Company Common Shares deposited with the Exchange Agent pursuant to Section 2.5(a) and not exchanged within one year after the Effective Time pursuant to this Section 2.5 shall be returned by the Exchange Agent to the Company, which shall thereafter act as Exchange Agent. After that time, any holder of unsurrendered Certificates shall look as a general creditor only to the Company for payment of such funds to which such holder may be due, subject to applicable law.

     (g) Escheat. None of BEC, BEC LLC, CES, CES LLC or the Company shall be liable to any person for such shares or funds delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     (h) Withholding Rights. The Company or the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable to any holder of CES Common Shares or BEC Common Shares, as the case may be, such amounts as the Company or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Company or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the CES Common Shares or BEC Common Shares in respect of which such deduction and withholding was made by the Company or the Exchange Agent.

     (i) No Further Ownership Rights in CES Common Shares or BEC Common Shares. The Merger Consideration delivered upon the surrender for exchange of CES Common Shares issued and outstanding immediately prior to the Effective Time or BEC Common Shares issued and outstanding immediately prior to the Effective Time, as the case may be, in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such CES Common Shares or BEC Common Shares. If, after the Effective Time, Certificates are presented to the Company for any reason, they shall be canceled and exchanged as provided in this Article II.

     (j) Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such Merger Consideration as may be required pursuant to Article II; provided however, that the Company may, in its discretion and as a condition precedent thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sums as it may reasonably direct as indemnity against any claim that may be made against the Company or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

     (k) Taking of Necessary Action: Further Action. Each of BEC, BEC LLC, CES, CES LLC and the Company shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Mergers in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to effectuate the transactions contemplated hereby, the officers, trustees and members of CES, CES LLC, BEC and BEC LLC immediately prior to the Effective Time are fully authorized in the name of their respective entities or otherwise to take, and shall take, all such lawful and necessary action.

                                 ARTICLE III.

                                  The Closing

   Section 3.1 Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to
Section 9.1, the closing of the Mergers (the "Closing") shall take place at the offices of Ropes & Gray, One International Place, Boston, Massachusetts at 10:00 a.m., Eastern time, on the second business day immediately following the date on which the last of the conditions set forth in Article VIII is fulfilled or waived (other than conditions that by their nature are required to be performed on the Closing Date, but subject to satisfaction of such conditions), or at such other time and date and place as CES and BEC shall mutually agree (the "Closing Date").

                                  ARTICLE IV.

                     Representations and Warranties of CES

   CES represents and warrants to BEC as follows:

   Section 4.1 Organization and Qualification. Except as set forth in Section
4.1 of the CES Disclosure Schedule, (i) CES is a duly organized and lawfully existing voluntary association organized under M.G.L. c. 182, (ii) each CES subsidiary (as defined below) is a corporation, limited liability company, or trust duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and (iii) each of CES and each CES subsidiary has all requisite corporate or other power and authority, and has been duly authorized by all necessary franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted. Each of CES and each CES subsidiary is duly qualified or licensed as a foreign corporation or other entity to do business, and is in good standing, in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing would not, when taken together with all other such failures, have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of CES and its subsidiaries taken as a whole or prevent the consummation of the transactions contemplated hereby (any such material adverse effect being hereafter referred to as a "CES Material Adverse Effect"). As used in this Agreement, the term
"subsidiary" of a person shall mean any corporation or other entity (including partnerships and other business associations) of which a majority of the outstanding capital stock or other voting securities or other interests having voting power under ordinary circumstances to elect directors or similar members of the governing body of such corporation or entity shall at the time be held, directly or indirectly, by such person.

   Section 4.2 Subsidiaries. Except as set forth in Section 4.2 of the CES Disclosure Schedule, CES does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, to CES's knowledge, joint venture (as defined below), or any other business association or entity, with respect to which interest CES has invested or is required to invest $100,000 or more, excluding securities in any publicly traded company held for investment by CES and comprising less than five percent of the outstanding stock of such company. Section 4.2 of the CES Disclosure Schedule sets forth a description as of the date hereof, of all subsidiaries and joint ventures of CES, including the name of each such entity, the state or jurisdiction of its incorporation or organization, CES's interest therein and a brief description of the principal line or lines of business conducted by each such entity. Except as set forth in Section 4.2 of the CES Disclosure Schedule, all of the issued and outstanding shares of capital stock of each CES subsidiary are validly issued, fully paid, nonassessable and free of preemptive rights, and are owned, directly or indirectly, by CES free and clear of any liens, claims, encumbrances, security interests, equities, charges and options of any nature whatsoever and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any such subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating it to grant, extend or enter into any such agreement or commitment, except for any of the foregoing that could not reasonably be expected to have a CES Material Adverse Effect. As used in this Agreement, the term "joint venture" of a person shall mean any corporation or other entity (including partnerships and other business associations) that is not a subsidiary of such person, in which such person or one or more of its subsidiaries owns an equity interest, other than equity interests held for passive investment purposes which are less than 10% of any class of the outstanding voting securities or equity of any such entity.

For the purposes of this Agreement, it is understood that all references to the knowledge of CES mean solely the knowledge, after due inquiry, of the corporate officers of CES listed on Section 4.2(b) of the CES Disclosure Schedule.

   Section 4.3 Capitalization. The authorized shares of CES consist of 50,000,000 CES Common Shares and 320,000 CES Preferred Shares. As of the close of business on December 4, 1998, there were issued and outstanding 21,533,820 CES Common Shares and 122,000 CES Preferred Shares. As of the close of business on December 4, 1998, no CES Common Shares were held by CES in its treasury. No material change in such capitalization has occurred between December 4, 1998 and the date hereof. All of the issued and outstanding common and preferred shares of CES are validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in Section 4.3 of the CES Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instruments, agreements, arrangements or commitments of any character relating to the issued or unissued common or preferred shares of CES or obligating CES or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional common or preferred shares or other equity or beneficial interests of CES or any of its subsidiaries, or obligating CES or any of its subsidiaries to repurchase, redeem or otherwise acquire or cancel any such shares or other interests or to provide funds to or make any investment (in the form of a loan, capital contribution, guaranty or otherwise) in any other entity, or obligating CES to grant, extend or enter into any such agreement or commitment. None of the outstanding common or preferred shares of CES were issued in violation of the Securities Act of 1933, as amended (the "Securities Act"), or the securities or blue sky laws of any state or jurisdiction, which violation would have a CES Material Adverse Effect.

   Section 4.4 Organizational Documents. CES has heretofore furnished to BEC a complete and correct copy of its Amended Declaration of Trust, as amended to date. Such Declaration of Trust is in full force and effect. CES is not in violation of any of the provisions of its Declaration of Trust.

   Section 4.5 Authority. CES has the legal capacity, power and authority (including full corporate (or other) power and authority) to execute and deliver this Agreement and to perform its obligations hereunder, and, subject to obtaining the CES Shareholders' Approval (as defined in Section 4.18) and the CES Required Statutory Approvals (as defined in Section 4.6(c)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by CES and the consummation by CES of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate (or other) action on the part of CES and, subject to obtaining the applicable CES Shareholders' Approval, no other corporate (or other) proceedings on the part of CES are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. The Board of Trustees of CES has determined that it is advisable and in the best interests of CES's shareholders for CES to enter into a business combination with BEC upon the terms and subject to the conditions of this Agreement, and has unanimously recommended that CES's shareholders approve and adopt this Agreement and approve the Mergers. This Agreement has been duly and validly executed and delivered by CES and, assuming the due authorization, execution and delivery hereof by the other signatories hereto, constitutes the valid and binding obligation of CES enforceable against it in accordance with its terms.

   Section 4.6 No Conflict; Statutory Approvals; Compliance.

     (a) No Breaches. Except as disclosed in Section 4.6(a) of the CES Disclosure Schedule, (i) neither CES nor any of its subsidiaries or, to CES's knowledge, joint ventures has breached, is in default under, or has received written notice of any breach of or default under, any (x) loan agreements, indentures, mortgages, pledges, conditional sale or title retention agreements, security agreements, equipment obligations, guaranties, standby letters of credit, equipment leases or lease purchase agreements to which CES or any of its subsidiaries or, to CES's knowledge, joint ventures is a party or by which it or any of its subsidiaries or, to CES's knowledge, joint ventures is bound, (y) contracts, agreements, commitments or other understandings or arrangements to which CES or any of its subsidiaries or, to CES's knowledge, joint ventures is a party or by which such entity or any of its respective properties or assets are bound or affected, but excluding contracts, agreements, commitments or other understandings or arrangements entered into in the ordinary course of business and involving, in each case, payments or receipts by CES or any of its subsidiaries or, to CES's knowledge, joint ventures of less than $100,000 in any single instance but not more than $300,000 in the aggregate or (z) agreements which, as of the date hereof, are required to be filed as "material contracts" with the Securities and Exchange Commission (the "SEC") pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the SEC's rules and regulations thereunder (the "Exchange Act"), (ii) to CES's knowledge, no other party to any of the agreements, contracts or other instruments referred to in subclauses (x), (y) or (z) of clause (i) above or has breached or is in default of any of its obligations thereunder, and (iii) each of the agreements, contracts and other instruments referred to in subclauses (x), (y) or (z) of clause (i) above is in full force and effect, except in any such case for breaches, defaults or failures to be in full force and effect that have not had and could not reasonably be expected to have a CES Material Adverse Effect.

     (b) No Conflict. The execution and delivery of this Agreement by CES does not, and the consummation of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time or both) under, or result in the termination or modification of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a benefit under, or result in the creation of any lien, security interest, charge or encumbrance (each, a "Lien") upon any of the properties or assets of CES or any of its subsidiaries or, to CES's knowledge, joint ventures (any such violation, conflict, breach, default, right of termination, modification, cancellation or acceleration, loss or creation, a "Violation" with respect to CES (such term when used in Article V having a correlative meaning with respect to
  BEC) pursuant to any provisions of (i) the declaration of trust, articles of organization, by-laws or similar governing documents of CES or any of its subsidiaries or, to CES's knowledge, joint ventures, (ii) subject to obtaining the CES Required Statutory Approvals and the receipt of the CES Shareholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority (as defined in Section 4.6(c)) applicable to CES or any of its subsidiaries or, to CES's knowledge, joint ventures, or any of their respective properties or assets or (iii) subject to obtaining the third-party consents or other approvals set forth in Section 4.6(b) of the CES Disclosure Schedule (the "CES Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which CES or any of its subsidiaries or, to CES's knowledge, joint ventures, is a party or by which it or any of its properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations that would not have a CES Material Adverse Effect.

     (c) Statutory Approvals. No declaration, filing or registration with, or notice to or authorization, consent or approval of, any court, federal, state, local or foreign governmental or regulatory body (including a stock exchange or other self-regulatory body) or authority (each, a "Governmental Authority") is necessary for the execution and delivery of this Agreement by CES or the consummation by CES of the transactions contemplated hereby, the failure of which to obtain, make or give would have a CES Material Adverse Effect, except as described in Section 4.6(c) of the CES Disclosure Schedule (the "CES Required Statutory Approvals"), it being understood that references in this Agreement to "obtaining" such CES Required Statutory Approvals shall mean making such declarations, filings or registrations, giving such notices, obtaining such authorizations, consents or approvals and having such waiting periods expire as are necessary to avoid a violation of law.

     (d) Compliance. Except as set forth in Section 4.6(d), Section 4.12,
  Section 4.14, Section 4.15 or Section 4.16 of the CES Disclosure Schedule, or as disclosed in the CES SEC Reports (as defined in Section 4.8), neither CES nor any of its subsidiaries nor, to CES's knowledge, any joint venture of CES, is in violation of, is under investigation with respect to any violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority, except for violations which, individually or in the aggregate, do not have, and, to CES's knowledge, are not reasonably likely to have, a CES Material Adverse Effect. Except as set forth in Section 4.6(d) of the CES Disclosure Schedule or in Section 4.16 of the CES Disclosure Schedule, CES and each of its subsidiaries and, to CES's knowledge, joint ventures have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their respective businesses as currently conducted in all respects, except those of which the failure to obtain would not, in the aggregate, have a CES Material Adverse Effect. Except as set forth in Section 4.6(d) of the CES Disclosure Schedule, each of CES and each of its subsidiaries and, to CES's knowledge, joint ventures is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) its charter or by-laws or (ii) any material contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which it is bound or to which any of its property is subject, except for possible violations, breaches or defaults which individually or in the aggregate would not have a CES Material Adverse Effect.

   Section 4.7 All Assets Necessary to Conduct Business. The assets, properties and rights of CES and its subsidiaries reflected in the most recent CES Financial Statements (as defined in Section 4.8) comprise all of the material assets, properties and rights of every type and description, real, personal, tangible and intangible used by CES in, and, in the reasonable opinion of the management of CES, necessary to, the conduct of CES's business as currently conducted.

   Section 4.8 Reports and Financial Statements. The filings required to be made by CES and its subsidiaries since January 1, 1995 under the Securities Act, the Exchange Act, the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), the Federal Power Act (the "Power Act"), the Atomic Energy Act of 1954, as amended (the "Atomic Energy Act"), and applicable state public utility laws and regulations have been filed with the SEC, the Federal Energy Regulatory

Commission (the "FERC"), the Nuclear Regulatory Commission (the "NRC"), the Department of Energy (the "DOE") or the appropriate state public utilities commission, as the case may be, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, and such filings complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statute and the rules and regulations thereunder, and the
Exhibit Index to CES's most recently filed Form 10-K includes each agreement, contract or instrument (including all amendments thereto) to which CES or any of its subsidiaries is a party or by which any of them is bound required to be included thereon (the "CES Material Contracts"). CES has made available to BEC a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by CES with the SEC since January 1, 1995 through the date of this Agreement (as such documents have since the time of their filing been amended, the "CES SEC Reports"). As of their respective dates, the CES SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of CES included in the CES SEC Reports (collectively, the "CES Financial Statements") complied as to form in all material respects with the applicable rules of the SEC, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of CES as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended.

   Section 4.9 Absence of Certain Changes or Events. Except as set forth in
Section 4.9 of the CES Disclosure Schedule or as set forth or reflected in the CES SEC Reports, since December 31, 1997, CES and each of its subsidiaries, and, to CES's knowledge, each of its joint ventures, have conducted their operations only in the ordinary course of business consistent with past practice and there has not occurred: (i) any change, development, event or other circumstance, situation or state of affairs that has had or may be reasonably expected to have a CES Material Adverse Effect; (ii) any amendments to or changes in the charters or by-laws of CES or any of its subsidiaries;
(iii) any material change by CES in its accounting methods, principles or practices; (iv) any revaluation by CES of any assets having a value exceeding in the aggregate $1,000,000; or (v) any sale, lease, transfer, or assignment of assets (tangible or intangible) of CES or its subsidiaries having a value exceeding $1,000,000 per instance.

   Section 4.10 Litigation. Except as set forth in Section 4.10 of the CES Disclosure Schedule or as disclosed in the CES SEC Reports, (i) there are no claims, suits, actions or proceedings, pending or, to the knowledge of CES, threatened, nor are there, to the knowledge of CES, any investigations or reviews pending or threatened against, relating to or affecting CES or any of its subsidiaries or any meritorious basis for any such claims, suits, actions, proceedings, investigations or reviews, and (ii) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to CES or any of its subsidiaries, except for any of the foregoing under clauses (i) and (ii) that individually or in the aggregate could not reasonably be expected to have a CES Material Adverse Effect.

   Section 4.11 No Undisclosed Liabilities. Except as disclosed in Section 4.11 of the CES Disclosure Schedule, CES has no liabilities (absolute, accrued, contingent or otherwise), except liabilities (i) in the aggregate adequately provided for in CES's audited balance sheet (including any related notes thereto) for the fiscal year ended December 31, 1997 contained in CES's Annual Report on Form 10-K (the "1997 CES Balance Sheet"), (ii) incurred since December 31, 1997 in the ordinary course of business consistent with past practice, (iii) incurred in connection with this Agreement, or (iv) which could not reasonably be expected to have a CES Material Adverse Effect.

   Section 4.12 Registration Statement and Joint Proxy Statement. (i) None of the information supplied or to be supplied by or on behalf of CES for inclusion or incorporation by reference in the registration statement on Form S-4 to be filed with the SEC in connection with the issuance of Company Common Shares in the Mergers (the "Registration Statement") will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) the joint proxy statement, in definitive form, relating to the meeting of CES shareholders and the meeting of BEC shareholders to be held in connection with the Mergers (the "Joint Proxy Statement") shall not, at the dates mailed to shareholders or at the times of the meetings of shareholders to be held in connection with the Mergers, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the shareholder meeting which has become false or misleading. The Registration Statement and the Joint Proxy Statement, insofar as they relate to CES or any CES subsidiary, shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder. If at any time prior to the Effective Time any event relating to CES or any of its respective affiliates, officers or directors should be discovered by CES which should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement, CES shall promptly inform BEC. Notwithstanding the foregoing, CES makes no representation or warranty with respect to any information supplied by BEC which is contained in any of the foregoing documents.

   Section 4.13 Restrictions on Business Activities. Except for this Agreement or as set forth in Section 4.13 of the CES Disclosure Schedule, or for any agreement, judgment, injunction, order or decree of general industry application, to the best of CES's knowledge, there is no agreement, judgment, injunction, order or decree binding upon CES which has or reasonably could be expected to have the effect of prohibiting or impairing any business practice of CES, any acquisition of property by CES or the conduct of business by CES as currently conducted by CES, except for any prohibition or impairment as could not reasonably be expected to have a CES Material Adverse Effect.

   Section 4.14 Tax Matters. "Tax" or "Taxes," as used in this Agreement, means any federal, state, county, local or foreign taxes, charges, fees, levies or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipts, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any Governmental Authority, and includes any interest and penalties (civil or criminal) on or additions to any such taxes and any expenses incurred in connection with the determination, settlement or litigation of any tax liability. "Tax Return," as used in this Agreement, means a report, return or other information required to be supplied to a Governmental Authority with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes CES or any of its subsidiaries, or BEC or any of its subsidiaries, as the case may be.

   Except as set forth in Section 4.14 of the CES Disclosure Schedule:

     (a) Filing of Timely Tax Returns. CES and each of its subsidiaries have filed (or there has been filed on their behalf) all material Tax Returns required to be filed by each of them under applicable law. All such Tax Returns were and are in all material respects true, complete and correct and filed on a timely basis.

     (b) Payment of Taxes. CES and each of its subsidiaries have, within the time and in the manner prescribed by law, paid all Taxes that are currently due and payable except for those contested in good faith and for which adequate reserves have been taken.

     (c) Deferred Taxes. CES and its subsidiaries have accounted for deferred income taxes in accordance with GAAP.

     (d) Tax Liens. There are no Tax liens upon the assets of CES or any of its subsidiaries except liens for Taxes not yet due.

     (e) Withholding Taxes. CES and each of its subsidiaries have complied in all material respects with the provisions of the Code relating to the withholding of Taxes, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper Governmental Authorities all amounts required.

     (f) Extensions of Time for Filing Tax Returns. Neither CES nor any of its subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

     (g) Waivers of Statute of Limitations. Neither CES nor any of its subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

     (h) No Deficiency. No deficiency for any Taxes has been proposed, asserted or assessed against CES or any of its subsidiaries that has not been resolved and paid in full.

     (i) Audit, Administrative and Court Proceedings. No audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of CES or any of its subsidiaries.

     (j) Powers of Attorney. No power of attorney currently in force has been granted by CES or any of its subsidiaries concerning any Tax matter.

     (k) Tax Rulings. Neither CES nor any of its subsidiaries has received a Tax Ruling (as defined below) or entered into a Closing Agreement (as defined below) with any taxing authority that would have a continuing adverse effect after the Closing Date. "Tax Ruling," as used in this Agreement, shall mean a written ruling of a taxing authority relating to Taxes. "Closing Agreement," as used in this Agreement, shall mean a written and legally binding agreement with a taxing authority relating to Taxes.

     (l) Availability of Tax Returns. CES has made available to BEC complete and accurate copies covering all open years of (i) all Tax Returns, and any amendments thereto, filed by CES or any of its subsidiaries, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by CES or any of its subsidiaries and (iii) any Closing Agreements entered into by CES or any of its subsidiaries with any taxing authority.

     (m) Tax Sharing Agreements. Neither CES nor any of its subsidiaries is a party to any agreement relating to allocating or sharing of Taxes.

     (n) Code Section 280G. Neither CES nor any of its subsidiaries is a party to any agreement, contract or arrangement that could result, on account of the transactions contemplated hereunder, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

     (o) Liability for Others. Neither CES nor any of its subsidiaries has any liability for Taxes of any person other than CES and its subsidiaries
  (i) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, (ii) by contract or (iii) otherwise.

   Section 4.15 Employee Matters; ERISA. Except as set forth in Section 4.15 of the CES Disclosure Schedule:

     (a) Benefit Plans. There is no employee benefit plan, program, policy, arrangement or agreement sponsored, contributed to or maintained by CES or any of its subsidiaries covering employees, former employees, directors, former directors, trustees or former trustees of CES or any of its subsidiaries or their beneficiaries, or providing benefits to any person in respect of services provided to any such entity, including, but not limited to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any severance or change in control agreement, plan, policy or program between CES or any of its subsidiaries and any employee thereof (collectively, the "CES Benefit Plans"). For purposes of this Section 4.15, "subsidiary" includes any entity which, under Code section 414(b), (c), (m) or (o), is required to be considered as a single employer with CES. Neither CES nor any of its subsidiaries is obligated to contribute to any "multiemployer plan" as defined in Section 3(37) of ERISA.

     (b) Contributions. All contributions and other payments required to be made for any period through the date to which this representation speaks, by CES or any of its subsidiaries, to any CES Benefit Plan (or to any person pursuant to the terms thereof) have been timely made or paid in full, or, to the extent not required to be made or paid on or before the date to which this representation speaks, have been properly reflected in the CES Financial Statements.

     (c) Qualification; Compliance. Each of the CES Benefit Plans intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the Internal Revenue Service (the "IRS") to be so qualified or an application for such a determination, which was filed before the expiration of the applicable remedial amendment period, is pending, and, to the knowledge of CES, no circumstances exist that could reasonably be expected to result in the revocation of any such determination. CES and each of its subsidiaries are in compliance in all material respects with, and each of the CES Benefit Plans is and has been operated in all material respects in compliance with, the terms of such CES Benefit Plan and all applicable laws, rules and regulations governing such CES Benefit Plan, including, without limitation, ERISA and the Code, except where failure to so comply or operate would not have a CES Material Adverse Effect. Each CES Benefit Plan intended to provide for the deferral of income, the reduction of salary or other compensation, or to afford other income tax benefits, complies in all respects with the terms of such CES Benefit Plan and the requirements of the applicable provisions of the Code or other laws, rules and regulations required to provide such income tax benefits, except where failure to so comply would not have a CES Material Adverse Effect. There are no pending or, to the knowledge of CES, threatened claims under or in respect of any CES Benefit Plan by or on behalf of any employee, former employee, director, former director, trustee, former trustee, or beneficiary thereof, or otherwise involving any CES Benefit Plan (other than routine claims for benefits).

     (d) ERISA Liabilities. No event has occurred and, to the knowledge of CES, there exists no condition or set of circumstances, that could subject CES or any of its subsidiaries or, to CES's knowledge, joint ventures, to any liability (whether to a Governmental Authority, a multiemployer plan or any other person or entity) arising under or based upon any provision of Title I, Title II, or Title IV of ERISA.

     (e) Documents Made Available. CES has made or will make available to BEC a true and correct copy of each collective bargaining agreement to which CES or any of its subsidiaries is a party or under which CES or any of its subsidiaries has obligations and, with respect to each CES Benefit Plan, where applicable, (i) such CES Benefit Plan document or, if not in writing, a written summary of all material terms of such CES Benefit Plan, including all amendments thereto, and the most recent summary plan description and any summary and material modifications issued subsequent thereto, (ii) the three most recent annual reports filed with the IRS, (iii) each related trust agreement, custodial agreement, insurance contract and similar agreements, (iv) the most recent determination letter from the IRS with respect to the qualified status of such CES Benefit Plan and any related correspondence with the IRS, (v) the most recent actuarial report or valuation, (vi) the most recently prepared audited financial statements and any interim financial statements prepared therefor, and (vii) copies of any notices, letters or other correspondence from the IRS or the U.S. Department of Labor. To CES's knowledge, in the case of each CES Benefit Plan, no employee handbook or similar employee communication relating to such CES Benefit Plan nor any written communication of benefits under such CES Benefit Plan from the administrator thereof, in either case that has not been delivered or made available to BEC, describes the terms of such CES Benefit Plan in a manner that is materially inconsistent with the documents and summary plan descriptions relating to such CES Benefit Plan that have been made available pursuant to the foregoing sentence.

     (f) No Post-Retirement Benefits. No CES Benefit Plan provides post-retirement health or welfare benefits to any individual, other than as required by Section 601 et seq. of ERISA and Section 4980B of the Code or any other laws, rules or regulations. There is no and never has been any welfare benefit trust or fund that constitutes or is associated with a CES Benefit Plan that is intended to be exempt from federal income tax under
  Section 501(c)(9) of the Code.

     (g) Labor Agreements. As of the date hereof, neither CES nor any of its subsidiaries is a party to any collective bargaining agreement or other labor agreement with any union or labor organization. To CES's knowledge, as of the date hereof, there is no current union representation question involving employees of CES or any of its subsidiaries, nor does CES know of any activity or proceeding of any labor organization (or representative thereof) or employee group to organize any such employees. Except as disclosed in the CES SEC Reports or in Section 4.15(g) of the CES Disclosure Schedule, (i) there is no unfair labor practice, employment discrimination or other material complaint against CES or any of its subsidiaries pending or, to CES's knowledge, threatened, (ii) there is no strike, lockout or material dispute, slowdown or work stoppage pending, or to CES's knowledge, threatened, against or involving CES or any of its subsidiaries, (iii) there is no proceeding, claim, suit, action or governmental investigation pending or, to CES's knowledge, threatened, in respect of which any director, officer, employee or agent of CES or any of its subsidiaries is or may be entitled to claim indemnification from CES or such subsidiary pursuant to their respective charters or by-laws or as provided in the indemnification agreements listed in Section 4.15(g) of the CES Disclosure Schedule and (iv) CES is materially in compliance with all federal, state and local laws with respect to employment, employment practices, labor relations and safety and health.

   Section 4.16 Environmental Protection. Except as set forth in Section 4.16 of the CES Disclosure Schedule or as disclosed in the CES SEC Reports, and except in such respects as in the aggregate would not have a CES Material Adverse Effect:

     (a) Compliance. CES and each of its subsidiaries and, to CES's knowledge, each of its joint ventures, are in compliance with all applicable Environmental Laws (as defined in Section 4.16(f)(ii)); and neither CES nor any of its subsidiaries or, to CES's knowledge, joint ventures, has received any communication from any person or Governmental Authority that alleges that CES or any of its subsidiaries or, to CES's knowledge, joint ventures, is not in compliance with applicable Environmental Laws.

     (b) Environmental Permits. CES and each of its subsidiaries and, to CES's knowledge, joint ventures, have obtained or have applied for all environmental, health and safety permits and governmental authorizations (collectively, the "Environmental Permits") necessary for the construction of their facilities or the conduct of their operations, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and CES and its subsidiaries and, to CES's knowledge, each of its joint ventures are in compliance with all terms and conditions of the Environmental Permits, and CES reasonably believes that any transfer, renewal or reapplication for any Environmental Permit required as a result of the Mergers can be accomplished in the ordinary course of business.

     (c) Environmental Claims. There is no Environmental Claim (as defined in
  Section 4.16(f)(i)) pending or threatened (i) against CES or any of its subsidiaries or, to CES's knowledge, joint ventures or (ii) against any real or personal property or operations CES or any of its subsidiaries or, to CES's knowledge, joint ventures owns, leases or operates, in whole or in part.

     (d) Releases. There have been no Releases (as defined in Section 4.16(f)(iv)) of any Hazardous Material (as defined in Section 4.16(f)(iii)) that would be reasonably likely to form the basis of any Environmental Claim against CES or any of its subsidiaries or, to CES's knowledge, joint ventures.

     (e) Predecessors. CES has no knowledge of any Environmental Claim pending or threatened, or of any Release of Hazardous Materials that could be reasonably likely to form the basis of any Environmental Claim, in each case against any person or entity (including, without limitation, any predecessor of CES or any of its subsidiaries) whose liability CES or any of its subsidiaries or, to CES's knowledge, joint ventures has or may have retained or assumed either contractually or by operation of law, or against any real or personal property which CES or any of its subsidiaries or, to CES's knowledge, joint ventures formerly owned, leased or operated, in whole or in part.

     (f) As used in this Agreement:

       (i) "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation by any person or entity (including any Governmental Authority) alleging potential liability (including, without limitation, potential responsibility for or liability for enforcement costs, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries, fines or penalties) arising out of, based on or resulting from (A) the presence, or Release or threatened Release into the environment, of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by CES or BEC or any of their respective subsidiaries or joint ventures (for purposes of this Section 4.16 and Section 5.16, respectively); or
    (B) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; or (C) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of any Hazardous Materials.

       (ii) "Environmental Laws" means all applicable federal, state, and local laws, rules and regulations relating to pollution, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or protection of human health as it relates to the environment including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

       (iii) "Hazardous Materials" means (A) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls ("PCBs") in regulated concentrations; and (B) any chemicals, mixtures, materials, substances or combination of materials or substances that are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "radioactive materials," "radioactive waste" or words of similar import, under any Environmental Law; and (C) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law.

       (iv) "Release" means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the atmosphere, soil, surface water, groundwater or property.

   Section 4.17 Regulation as a Utility. CES is an exempt public utility holding company under Section 3(a)(1) of the 1935 Act. Except as set forth in
Section 4.17 of the CES Disclosure Schedule, each of Cambridge Electric Light Company, Canal Electric Company, Commonwealth Electric Company and Commonwealth Gas Company (collectively, the "CES Utility Subs") is regulated as an electric company or a gas company in the Commonwealth of Massachusetts and in no other state.

   Section 4.18 Vote Required. Assuming that the CES Preferred Shares has been redeemed pursuant to Section 2.2(b)(ii), the approval of this Agreement and the transactions contemplated hereby by two-thirds of the votes entitled to be cast by all holders of CES Common Shares (the "CES Shareholders' Approval") is the only vote of the holders of any class or series of the shares or capital stock of CES or any of its subsidiaries required to approve this Agreement, the Mergers and the other transactions contemplated hereby.

   Section 4.19 Opinion of Financial Advisor. CES has received the opinion of SG Barr Devlin to the effect that, as of the date hereof, the Merger Consideration is fair from a financial point of view to the holders of CES Common Shares.

   Section 4.20 Ownership of BEC Shares. Except as set forth in Section 4.20 of the CES Disclosure Schedule, CES does not "beneficially own" (as such term is defined for purposes of Section 13(d) of the Exchange Act) any BEC Common Shares or BEC Preferred Shares (as defined in Section 5.3).

   Section 4.21 Insurance. Except as set forth in Section 4.21 of the CES Disclosure Schedule, CES and each of its subsidiaries and, to CES's knowledge, joint ventures are, and have been continuously since January 1, 1993, insured with financially responsible insurers in such amounts and against such risks and losses as is customary in all material respects for companies conducting the businesses as conducted by CES and its subsidiaries and, to CES's knowledge, joint ventures during such time period. Except as set forth in
Section 4.21 of the CES Disclosure Schedule, neither CES nor any of its subsidiaries or, to CES's knowledge, joint ventures has received any notice of cancellation or termination with respect to any material insurance policy of CES or any of its subsidiaries or joint ventures. The insurance policies of CES and each of its subsidiaries and, to CES's knowledge, joint ventures are valid and enforceable policies in all material respects.

   Section 4.22 Change in Control and Severance Payments. Except as set forth in Section 4.22 of the CES Disclosure Schedule, neither CES nor any of its subsidiaries or, to CES's knowledge, joint ventures has any plans, programs or agreements to which it is party, or to which it is subject, pursuant to which payments (or acceleration or vesting of benefits) may be required upon, or may become payable directly or indirectly as a result of, a change of control of CES or otherwise upon termination of employment of any individual with CES or any of its subsidiaries or, to CES's knowledge, joint ventures.

   Section 4.23 Year 2000. Except as identified in Section 4.23 of the CES Disclosure Schedule and except for such Year 2000 Defects (as hereinafter defined) which would not have a CES Material Adverse Effect, to the knowledge of CES, none of the personal property, equipment or assets owned or utilized by CES or its subsidiaries, including but not limited to computer software, databases, hardware, controls and peripherals, has characteristics or qualities that may cause it to fail to (i) operate and produce data on and after January 1, 2000 (including taking into effect that such year is a leap year), or use data based on time periods on and after January 1, 2000 (including taking into effect that such year is a leap year), accurately and without delay, interruption or error relating to the fact that the time at which and the date on which such software is operating is on or after 12:00 a.m. on January 1, 2000 (including taking into effect that such year is a leap year) and (ii) accept, calculate, process, maintain, store and output, accurately and without delay, interruption or error, all times or dates, or both, whether before, on or after 12:00 a.m. January 1, 2000 (including taking into effect that such year is a leap year), and any time periods determined or to be determined based on such times or date or both (each of the defects described in clauses (i) and (ii), a "Year 2000 Defect"). Except as identified in Section 4.23 of the CES Disclosure Schedule and except as would not have a CES Material Adverse Effect, to the knowledge of CES, none of the property or assets owned or utilized by CES or its subsidiaries will fail to perform in any material respect or require any repair, rewrite, conversion or other adaptation because of, or due in any way to, a Year 2000 Defect. To the knowledge of CES and except as would not have a CES Material Adverse Effect, no products sold by CES or its subsidiaries contain a Year 2000 Defect. To the knowledge of CES and except as would not have a CES Material Adverse Effect, neither CES nor any of its subsidiaries has any obligations under warranty agreements, service agreements or otherwise to rectify a Year 2000 Defect of any customer of CES or any of its subsidiaries, as the case may be, or to indemnify any customer of CES or any of its subsidiaries in the event CES or any of its subsidiaries experiences a Year 2000 Defect. CES has no knowledge that a vendor or supplier of CES or any of its subsidiaries may experience a Year 2000 Defect that could reasonably be expected to have a CES Material Adverse Effect. Section 4.23 of the CES Disclosure Schedule sets forth the measures CES and its subsidiaries have taken to identify potential Year 2000 Defects of CES and its subsidiaries and of customers, suppliers and vendors of CES and its subsidiaries.

   Section 4.24 Non-Applicability of Certain Massachusetts Laws. Assuming the representations of BEC made in Section 5.20 are correct, none of the "control share acquisition" provisions of M.G.L. c. 110D, the "business combination" provisions of M.G.L. c.110F or any other takeover related provisions of any Massachusetts law (or, to the knowledge of CES, any other similar state statute) or the Amended Declaration of Trust of CES is applicable to the transactions contemplated by this Agreement (except as set forth in Section
4.24 of the CES Disclosure Schedule).

   Section 4.25 Brokers. No broker, investment banker, financial advisor or other person, other than SG Barr Devlin, the fees and expenses of which will be paid by CES, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of CES. CES has made available to BEC prior to the execution of this Agreement a copy of the engagement letter of SG Barr Devlin and, other than as set forth in such engagement letter, has no understanding or agreement with SG Barr Devlin regarding any fees or expenses in connection with the transactions contemplated by this Agreement.

   Section 4.26 Operations of Nuclear Power Plant. To CES's knowledge, except as set forth in Section 4.26 of the CES Disclosure Schedule or as disclosed in the CES SEC Reports, CES has not received written notice from any Governmental Authority that it is not in compliance in all material respects with all laws applicable to the condition or operation of the CES nuclear facility, (the "CES Nuclear Facility") and CES has not violated any laws, except for violations that, in the aggregate, do not, and insofar as can reasonably be foreseen, would not, have a CES Material Adverse Effect. CES has duly filed all reports and returns required to be filed by it with Governmental Authorities and obtained governmental permits and licenses and other governmental consents which are required in connection with the business of owning and/or operating the CES Nuclear Facility, the failure of which to file and obtain likely would have a CES Material Adverse Effect. All such permits, licenses and consents are in full force and effect and no proceedings for the suspension or cancellation of any of them is pending or threatened.

                                   ARTICLE V.

                     Representations and Warranties of BEC

   BEC represents and warrants to CES as follows:

   Section 5.1 Organization and Qualification. Except as set forth in Section
5.1 of the BEC Disclosure Schedule, (i) BEC is a duly organized and lawfully existing voluntary association organized under M.G.L. c. 182, (ii) each BEC subsidiary is a corporation, limited liability company, or trust duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and (iii) each of BEC and each BEC subsidiary has all requisite corporate or other power and authority, and has been duly authorized by all necessary franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted. Each of BEC and each BEC subsidiary is duly qualified or licensed as a foreign corporation or other entity to do business, and is in good standing, in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing would not, when taken together with all other such failures, have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of BEC and its subsidiaries taken as a whole or prevent the consummation of the transactions contemplated hereby (any such material adverse effect being hereafter referred to as a "BEC Material Adverse Effect").

   Section 5.2 Subsidiaries. Except as set forth in Section 5.2 of the BEC Disclosure Schedule, BEC does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, to BEC's knowledge, joint venture, or any other business association or entity, with respect to which interest BEC has invested or is required to invest $100,000 or more, excluding securities in any publicly traded company held for investment by BEC and comprising less than five percent of the outstanding stock of such company. Section 5.2 of the BEC Disclosure Schedule sets forth a description as of the date hereof, of all subsidiaries and joint ventures of BEC, including the name of each such entity, the state or jurisdiction of its incorporation or organization, BEC's interest therein and a brief description of the principal line or lines of business conducted by each such entity. Except as set forth in Section 5.2 of the BEC Disclosure Schedule, all of the issued and outstanding shares of capital stock of each BEC subsidiary are validly issued, fully paid, nonassessable and free of preemptive rights, and are owned, directly or indirectly, by BEC free and clear of any liens, claims, encumbrances, security interests, equities, charges and options of any nature whatsoever and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any such subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating it to grant, extend or enter into any such agreement or commitment, except for any of the foregoing that could not reasonably be expected to have a BEC Material Adverse Effect. For purposes of this Agreement, it is understood that all references to the knowledge of BEC mean solely the knowledge, after due inquiry, of the corporate officers of BEC listed on Section 5.2(b) of the BEC Disclosure Schedule.

   Section 5.3 Capitalization. The authorized shares of BEC consist of 100,000,000 BEC Common Shares and 10,000,000 preferred shares, $1.00 par value per share (the "BEC Preferred

Shares"). As of the close of business on November 16, 1998, there were issued and outstanding 47,184,073 BEC Common Shares and no BEC Preferred Shares. As of the close of business on November 16, 1998, no BEC Common Shares were held by BEC in its treasury. No material change in such capitalization has occurred between November 16, 1998 and the date hereof. All of the issued and outstanding common and preferred shares of BEC are validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in Section 5.3 of the BEC Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instruments, agreements, arrangements or commitments of any character relating to the issued or unissued common or preferred shares of BEC or obligating BEC or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional common or preferred shares or other equity or beneficial interests of BEC or any of its subsidiaries, or obligating BEC or any of its subsidiaries to repurchase, redeem or otherwise acquire or cancel any such shares or other interests or to provide funds to or make any investment (in the form of a loan, capital contribution, guaranty or otherwise) in any other entity, or obligating BEC to grant, extend or enter into any such agreement or commitment. None of the outstanding common or preferred shares of BEC were issued in violation of the Securities Act or the securities or blue sky laws of any state or jurisdiction, which violation would have a BEC Material Adverse Effect.

   Section 5.4 Organizational Documents. BEC has heretofore furnished to CES a complete and correct copy of its Declaration of Trust and by-laws, as amended to date. Such Declaration of Trust and by-laws are in full force and effect. BEC is not in violation of any of the provisions of its Declaration of Trust or by-laws.

   Section 5.5 Authority. BEC has the legal capacity, power and authority (including full corporate (or other) power and authority) to execute and deliver this Agreement and to perform its obligations hereunder, and, subject to obtaining the BEC Shareholders' Approval (as defined in Section 5.18) and the BEC Required Statutory Approvals (as defined in Section 5.6(c)), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by BEC and the consummation by BEC of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate (or other) action on the part of BEC and, subject to obtaining the applicable BEC Shareholders' Approval, no other corporate (or other) proceedings on the part of BEC are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. The Board of Trustees of BEC has determined that it is advisable and in the best interests of BEC's shareholders for BEC to enter into a business combination with CES upon the terms and subject to the conditions of this Agreement, and has unanimously recommended that BEC's shareholders approve and adopt this Agreement and approve the Mergers. This Agreement has been duly and validly executed and delivered by BEC and, assuming the due authorization, execution and delivery hereof by the other signatories hereto, constitutes the valid and binding obligation of BEC enforceable against it in accordance with its terms.

   Section 5.6 No Conflict; Statutory Approvals; Compliance.

     (a) No Breaches. Except as disclosed in Section 5.6(a) of the BEC Disclosure Schedule, (i) neither BEC, nor any of its subsidiaries or, to BEC's knowledge, joint ventures has breached, is in default under, or has received written notice of any breach of or default under, any (x) loan agreements, indentures, mortgages, pledges, conditional sale or title retention agreements, security agreements, equipment obligations, guaranties, standby letters of credit, equipment leases or lease purchase agreements to which BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures is a party or by which it or any of its subsidiaries or, to BEC's knowledge, joint ventures is bound, (y) contracts, agreements, commitments or other understandings or arrangements to which BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures is a party or by which such entity or any of its respective properties or assets are bound or affected, but excluding contracts, agreements, commitments or other understandings or arrangements entered into in the ordinary course of business and involving, in each case, payments or receipts by BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures of less than $100,000 in any single instance but not more than $300,000 in the aggregate or (z) agreements which, as of the date hereof, are required to be filed as "material contracts" with the SEC pursuant to the requirements of the Exchange Act, (ii) to BEC's knowledge, no other party to any of the agreements, contracts or other instruments referred to in subclauses (x), (y) or (z) of clause (i) above has breached or is in default of any of its obligations thereunder, and (iii) each of the agreements, contracts and other instruments referred to in subclauses
  (x), (y) or (z) of clause (i) above is in full force and effect, except in any such case for breaches, defaults or failures to be in full force and effect that have not had and could not reasonably be expected to have a BEC Material Adverse Effect.

     (b) No Conflict. The execution and delivery of this Agreement by BEC does not, and the consummation of the transactions contemplated hereby will not, result in a Violation pursuant to any provisions of (i) the declaration of trust, articles of organization, by-laws or similar governing documents of BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures, (ii) subject to obtaining the BEC Required Statutory Approvals and the receipt of the BEC Shareholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures, or any of their respective properties or assets or (iii) subject to obtaining the third-party consents or other approvals set forth in
  Section 5.6(b) of the BEC Disclosure Schedule (the "BEC Required Consents"), any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures, is a party or by which it or any of its properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such Violations that would not have a BEC Material Adverse Effect.

     (c) Statutory Approvals. No declaration, filing or registration with, or notice to or authorization, consent or approval of any Governmental Authority is necessary for the execution and delivery of this Agreement by BEC or the consummation by BEC of the transactions contemplated hereby, the failure of which to obtain, make or give would have a BEC Material Adverse Effect, except as described in Section 5.6(c) of the BEC Disclosure Schedule (the "BEC Required Statutory Approvals"), it being understood that references in this Agreement to "obtaining" such BEC Required Statutory Approvals shall mean making such declarations, filings or registrations, giving such notices, obtaining such authorizations, consents or approvals and having such waiting periods expire as are necessary to avoid a violation of law.

     (d) Compliance. Except as set forth in Section 5.6(d), Section 5.12,
  Section 5.14, Section 5.15 or Section 5.16 of the BEC Disclosure Schedule, or as disclosed in the BEC SEC Reports (as defined in Section 5.8), neither BEC nor any of its subsidiaries nor, to BEC's knowledge, any joint venture of BEC, is in violation of, is under investigation with respect to any violation of, or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority, except for violations which, individually or in the aggregate, do not have, and, to BEC's knowledge, are not reasonably likely to have, a BEC Material Adverse Effect. Except as set forth in
  Section 5.6(d) of the BEC Disclosure Schedule or in Section 5.16 of the BEC Disclosure Schedule, BEC and each of its subsidiaries and, to BEC's knowledge, joint ventures have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their respective businesses as currently conducted in all respects, except those of which the failure to obtain would not, in the aggregate, have a BEC Material Adverse Effect. Except as set forth in Section 5.6(d) of the BEC Disclosure Schedule, each of BEC and each of its subsidiaries and, to BEC's knowledge, joint ventures is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) its charter or by-laws or (ii) any material contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which it is bound or to which any of its property is subject, except for possible violations, breaches or defaults which individually or in the aggregate would not have a BEC Material Adverse Effect.

   Section 5.7 All Assets Necessary to Conduct the Business. The assets, properties and rights of BEC and its subsidiaries reflected in the most recent BEC Financial Statements (as defined in Section 5.8) comprise all of the material assets, properties and rights of every type and description, real, personal, tangible and intangible used by BEC in, and, in the reasonable opinion of the management of BEC, necessary to, the conduct of BEC's business as currently conducted.

   Section 5.8 Reports and Financial Statements. The filings required to be made by BEC and its subsidiaries since January l, 1995 under the Securities Act, the Exchange Act, the 1935 Act, the Power Act, the Atomic Energy Act and applicable state public utility laws and regulations have been filed with the SEC, the FERC, the NRC, the DOE or the appropriate state public utilities commission, as the case may be, including all forms, statements, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, and such filings complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statute and the rules and regulations thereunder, and the
Exhibit Index to BEC's most recently filed Form 10-K includes each agreement, contract or instrument (including all amendments thereto) to which BEC or any of its subsidiaries is a party or by which any of them is bound required to be included thereon (the "BEC Material Contracts"). BEC has made available to CES a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by BEC with the SEC since January l, 1995 through the date of this Agreement (as such documents have since the time of their filing been amended, the "BEC SEC Reports"). As of their respective dates, the BEC SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of BEC included in the BEC SEC Reports (collectively, the "BEC Financial Statements") complied as to form in all material respects with the applicable rules of the SEC, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of BEC as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended.

   Section 5.9 Absence of Certain Changes or Events. Except as set forth in
Section 5.9 of the BEC Disclosure Schedule or as set forth or reflected in the BEC SEC Reports, since December 31, 1997, BEC and each of its subsidiaries, and, to BEC's knowledge, each of its joint ventures, have conducted their operations only in the ordinary course of business consistent with past practice and there has not occurred: (i) any change, development, event or other circumstance, situation or state of affairs that has had or may be reasonably expected to have a BEC Material Adverse Effect; (ii) any amendments to or changes in the charters or by-laws of BEC or any of its subsidiaries;
(iii) any material change by BEC in its accounting methods, principles or practices; (iv) any revaluation by BEC of any assets having a value exceeding in the aggregate $1,000,000; or (v) any sale, lease, transfer, or assignment of assets (tangible or intangible) of BEC or its subsidiaries having a value exceeding $1,000,000 per instance.

   Section 5.10 Litigation. Except as set forth in Section 5.10 of the BEC Disclosure Schedule, (i) there are no claims, suits, actions or proceedings, pending or, to the knowledge of BEC, threatened, nor are there, to the knowledge of BEC, any investigations or reviews pending or threatened against, relating to or affecting BEC or any of its subsidiaries or any meritorious basis for any such claims, suits, actions, proceedings, investigations or reviews, and (ii) there are no judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to BEC or any of its subsidiaries, except for any of the foregoing under clauses (i) and (ii) that individually or in the aggregate could not reasonably be expected to have a BEC Material Adverse Effect.

   Section 5.11 No Undisclosed Liabilities. Except as disclosed in Section 5.11 of the BEC Disclosure Schedule or as disclosed in the BEC SEC Reports, BEC has no liabilities (absolute, accrued, contingent or otherwise), except liabilities
(i) in the aggregate adequately provided for in BEC's audited balance sheet (including any related notes thereto) for the fiscal year ended December 31, 1997 contained in BEC's Annual Report on Form 10-K (the "1997 BEC Balance Sheet"), (ii) incurred since December 31, 1997 in the ordinary course of business consistent with past practice, (iii) incurred in connection with this Agreement, or (iv) which could not reasonably be expected to have a BEC Material Adverse Effect.

   Section 5.12 Registration Statement and Joint Proxy Statement. (i) None of the information supplied or to be supplied by or on behalf of BEC for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and
(ii) the Joint Proxy Statement shall not, at the dates mailed to shareholders or at the times of the meetings of shareholders to be held in connection with the Mergers, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the shareholder meeting which has become false or misleading. The Registration Statement and the Joint Proxy Statement, insofar as they relate to BEC or any BEC subsidiary, shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder. If at any time prior to the Effective Time any event relating to BEC or any of its respective affiliates, officers or directors should be discovered by BEC which should be set forth in an amendment to the Registration Statement or a supplement to the

Joint Proxy Statement, BEC shall promptly inform CES. Notwithstanding the foregoing, BEC makes no representation or warranty with respect to any information supplied by CES which is contained in any of the foregoing documents.

   Section 5.13 Restrictions on Business Activities. Except for this Agreement, or as set forth in Section 5.13 of the BEC Disclosure Schedule, or for any agreement, judgment, injunction, order or decree of general industry application, to the best of BEC's knowledge, there is no agreement, judgment, injunction, order or decree binding upon BEC which has or reasonably could be expected to have the effect of prohibiting or impairing any business practice of BEC, any acquisition of property by BEC or the conduct of business by BEC as currently conducted by BEC, except for any prohibition or impairment as could not reasonably be expected to have a BEC Material Adverse Effect.

   Section 5.14 Tax Matters. Except as set forth in Section 5.14 of the BEC Disclosure Schedule:

     (a) Filing of Timely Tax Returns. BEC and each of its subsidiaries have filed (or there has been filed on their behalf) all material Tax Returns required to be filed by each of them under applicable law. All such Tax Returns were and are in all material respects true, complete and correct and filed on a timely basis.

     (b) Payment of Taxes. BEC and each of its subsidiaries have, within the time and in the manner prescribed by law, paid all Taxes that are currently due and payable except for those contested in good faith and for which adequate reserves have been taken.

     (c) Deferred Taxes. BEC and its subsidiaries have accounted for deferred income taxes in accordance with GAAP.

     (d) Tax Liens. There are no Tax liens upon the assets of BEC or any of its subsidiaries except liens for Taxes not yet due.

     (e) Withholding Taxes. BEC and each of its subsidiaries have complied in all material respects with the provisions of the Code relating to the withholding of Taxes, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper Governmental Authorities all amounts required.

     (f) Extensions of Time for Filing Tax Returns. Neither BEC nor any of its subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

     (g) Waivers of Statute of Limitations. Neither BEC nor any of its subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

     (h) No Deficiency. No deficiency for any Taxes has been proposed, asserted or assessed against BEC or any of its subsidiaries that has not been resolved and paid in full.

     (i) Audit, Administrative and Court Proceedings. No audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of BEC or any of its subsidiaries.

     (j) Powers of Attorney. No power of attorney currently in force has been granted by BEC or any of its subsidiaries concerning any Tax matter.

     (k) Tax Rulings. Neither BEC nor any of its subsidiaries has received a Tax Ruling or entered into a Closing Agreement with any taxing authority that would have a continuing adverse effect after the Closing Date.

     (l) Availability of Tax Returns. BEC has made available to CES complete and accurate copies comprising all open years of (i) all Tax Returns, and any amendments thereto, filed by BEC or any of its subsidiaries, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by BEC or any of its subsidiaries and (iii) any Closing Agreements entered into by BEC or any of its subsidiaries with any taxing authority.

     (m) Tax Sharing Agreements. Neither BEC nor any of its subsidiaries is a party to any agreement relating to allocating or sharing of Taxes.

     (n) Code Section 280G. Neither BEC nor any of its subsidiaries is a party to any agreement, contract or arrangement that could result, on account of the transactions contemplated hereunder, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

     (o) Liability for Others. Neither BEC nor any of its subsidiaries has any liability for Taxes of any person other than BEC and its subsidiaries
  (i) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, (ii) by contract or (iii) otherwise.

   Section 5.15 Employee Matters; ERISA. Except as set forth in Section 5.15 of the BEC Disclosure Schedule:

     (a) Benefit Plans. There is no employee benefit plan, program, policy, arrangement or agreement sponsored, contributed to or maintained by BEC or any of its subsidiaries covering employees, former employees, directors, former directors, trustees or former trustees of BEC or any of its subsidiaries or their beneficiaries, or providing benefits to any person in respect of services provided to any such entity, including, but not limited to, any employee benefit plans within the meaning of Section 3(3) of ERISA, and any severance or change in control agreement, plan, policy or program between BEC or any of its subsidiaries and any employee thereof (collectively, the "BEC Benefit Plans"). For purposes of this Section 5.15, "subsidiary" includes any entity which, under Code section 414(b), (c), (m) or (o), is required to be considered as a single employer with BEC. Neither BEC nor any of its subsidiaries is obligated to contribute to any "multiemployer plan" as defined in Section 3(37) of ERISA.

     (b) Contributions. All contributions and other payments required to be made for any period through the date to which this representation speaks, by BEC or any of its subsidiaries, to any BEC Benefit Plan (or to any person pursuant to the terms thereof) have been timely made or paid in full, or, to the extent not required to be made or paid on or before the date to which this representation speaks, have been properly reflected in the BEC Financial Statements.

     (c) Qualification; Compliance. Each of the BEC Benefit Plans intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the IRS to be so qualified or an application for such a determination, which was filed before the expiration of the applicable remedial amendment period, is pending, and, to the knowledge of BEC, no circumstances exist that could reasonably be expected to result in the revocation of any such determination. BEC and each of its subsidiaries are in compliance in all material respects with, and each of the BEC Benefit Plans is and has been operated in all material respects in compliance with, the terms of such BEC Benefit Plan and all applicable laws, rules and regulations governing such BEC Benefit Plan, including, without limitation, ERISA and the Code, except where failure to so comply or operate would not have a BEC Material Adverse Effect. Each BEC Benefit Plan intended to provide for the deferral of income, the reduction of salary or other compensation, or to afford other income tax benefits, complies in all respects with the terms of such BEC Benefit Plan and the requirements of the applicable provisions of the Code or other laws, rules and regulations required to provide such income tax benefits, except where failure to so comply would not have a BEC Material Adverse Effect. There are no pending or, to the knowledge of BEC, threatened claims under or in respect of any BEC Benefit Plan by or on behalf of any employee, former employee, director, former director, trustee, former trustee or beneficiary thereof, or otherwise involving any BEC Benefit Plan (other than routine claims for benefits).

     (d) ERISA Liabilities. No event has occurred and, to the knowledge of BEC, there exists no condition or set of circumstances, that could subject BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures to any liability (whether to a Governmental Authority, a multiemployer plan or any other person or entity) arising under or based upon any provision of Title I, Title II, or Title IV of ERISA.

     (e) Documents Made Available. BEC has made or will make available to CES a true and correct copy of each collective bargaining agreement to which BEC or any of its subsidiaries is a party or under which BEC or any of its subsidiaries has obligations and, with respect to each BEC Benefit Plan, where applicable, (i) such BEC Benefit Plan document or, if not in writing, a written summary of all material terms of such BEC Benefit Plan, including all amendments thereto, and the most recent summary plan description and any summary and material modifications issued subsequent thereto, (ii) the three most recent annual reports filed with the IRS, (iii) each related trust agreement, custodial agreement, insurance contract, and similar agreements, (iv) the most recent determination letter from the IRS with respect to the qualified status of such BEC Benefit Plan and any related correspondence with the IRS, (v) the most recent actuarial report or valuation, (vi) the most recently prepared audited financial statements and any interim financial statements prepared therefor, and (vii) copies of any notices, letters or other correspondence from the IRS or the U.S. Department of Labor. To BEC's knowledge, in the case of each BEC Benefit Plan, no employee handbook or similar employee communication relating to such BEC Benefit Plan nor any written communication of benefits under such BEC Benefit Plan from the administrator thereof, in either case that has not been delivered or made available to CES, describes the terms of such BEC Benefit Plan in a manner that is materially inconsistent with the documents and summary plan descriptions relating to such BEC Benefit Plan that have been made available pursuant to the foregoing sentence.

     (f) No Post-Retirement Benefits. No BEC Benefit Plan provides post-retirement health or welfare benefits to any individual, other than as required by Section 601 et seq. of ERISA and Section 4980B of the Code or any other laws, rules or regulations. There is no and never has been any welfare benefit trust or fund that constitutes or is associated with a BEC Benefit Plan that is intended to be exempt from federal income tax under
  Section 501(c)(9) of the Code.

     (g) Labor Agreements. As of the date hereof, neither BEC nor any of its subsidiaries is a party to any collective bargaining agreement or other labor agreement with any union or labor organization. To BEC's knowledge, as of the date hereof, there is no current union representation question involving employees of BEC or any of its subsidiaries, nor does BEC know of any activity or proceeding of any labor organization (or representative thereof) or employee group to organize any such employees. Except as disclosed in the BEC SEC Reports or in Section 5.15(g) of the BEC Disclosure Schedule, (i) there is no unfair labor practice, employment discrimination or other material complaint against BEC or any of its subsidiaries pending or, to BEC's knowledge, threatened, (ii) there is no strike, lockout or material dispute, slowdown or work stoppage pending, or to BEC's knowledge, threatened, against or involving BEC or any of its subsidiaries, (iii) there is no proceeding, claim, suit, action or governmental investigation pending or, to BEC's knowledge, threatened, in respect of which any director, officer, employee or agent of BEC or any of its subsidiaries is or may be entitled to claim indemnification from BEC or such subsidiary pursuant to their respective charters or by-laws or as provided in the indemnification agreements listed in Section 5.15(g) of the BEC Disclosure Schedule and (iv) BEC is materially in compliance with all federal, state and local laws with respect to employment, employment practices, labor relations and safety and health.

   Section 5.16 Environmental Protection. Except as set forth in Section 5.16 of the BEC Disclosure Schedule or as disclosed in the BEC SEC Reports, and except in such respects as in the aggregate would not have a BEC Material Adverse Effect:

     (a) Compliance. BEC and each of its subsidiaries and, to BEC's knowledge, each of its joint ventures, are in compliance with all applicable Environmental Laws; and neither BEC nor any of its subsidiaries or, to BEC's knowledge, joint ventures, has received any communication from any person or Governmental Authority that alleges that BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures is not in compliance with applicable Environmental Laws.

     (b) Environmental Permits. BEC and each of its subsidiaries and, to BEC's knowledge, joint ventures have obtained or have applied for all Environmental Permits necessary for the construction of their facilities or the conduct of their operations, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and BEC and its subsidiaries and, to BEC's knowledge, each of its joint ventures are in compliance with all terms and conditions of the Environmental Permits, and BEC reasonably believes that any transfer, renewal or reapplication for any Environmental Permit required as a result of the Mergers can be accomplished in the ordinary course of business.

     (c) Environmental Claims. There is no Environmental Claim pending or threatened (i) against BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures, or (ii) against any real or personal property or operations BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures owns, leases or operates, in whole or in part.

     (d) Releases. There have been no Releases of any Hazardous Material that would be reasonably likely to form the basis of any Environmental Claim against BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures.

     (e) Predecessors. BEC has no knowledge of any Environmental Claim pending or threatened, or of any Release of Hazardous Materials that could be reasonably likely to form the basis of any Environmental Claim, in each case against any person or entity (including, without limitation, any predecessor of BEC or any of its subsidiaries) whose liability BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures has or may have retained or assumed either contractually or by operation of law, or against any real or personal property which BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures formerly owned, leased or operated, in whole or in part.

   Section 5.17 Regulation as a Utility. BEC is an exempt public utility holding company under Section 3(a)(1) of the 1935 Act. Each of BEC and each of Boston Edison Company and Harbor Electric Energy Company is regulated as a public utility in the Commonwealth of Massachusetts and in no other state.

   Section 5.18 Vote Required. The approval of this Agreement and the transactions contemplated hereby by two-thirds of the votes entitled to be cast by all holders of BEC Common Shares (the "BEC Shareholders' Approval") is the only vote of the holders of any class or series of the shares or capital stock of BEC or any of its subsidiaries required to approve this Agreement, the Mergers and the other transactions contemplated hereby.

   Section 5.19 Opinion of Financial Advisor. BEC has received the opinion of Goldman, Sachs & Co. to the effect that, as of the date hereof, the Merger Consideration is fair from a financial point of view to the holders of BEC Common Shares.

   Section 5.20 Ownership of CES Shares. Except as set forth in Section 5.20 of the BEC Disclosure Schedule, BEC does not "beneficially own" (as such term is defined for purposes of Section 13(d) of the Exchange Act) any CES Common Shares or CES Preferred Shares.

   Section 5.21 Insurance. Except as set forth in Section 5.21 of the BEC Disclosure Schedule, BEC and each of its subsidiaries and, to BEC's knowledge, joint ventures are, and have been continuously since January 1, 1993, insured with financially responsible insurers in such amounts and against such risks and losses as is customary in all material respects for companies conducting the businesses as conducted by BEC and its subsidiaries and, to BEC's knowledge, joint ventures during such time period. Except as set forth in
Section 5.21 of the BEC Disclosure Schedule, neither BEC nor any of its subsidiaries or, to BEC's knowledge, joint ventures has received any notice of cancellation or termination with respect to any material insurance policy of BEC or any of its subsidiaries or joint ventures. The insurance policies of BEC and each of its subsidiaries and, to BEC's knowledge, joint ventures are valid and enforceable policies in all material respects.

   Section 5.22 Change in Control and Severance Payments. Except as set forth in Section 5.22 of the BEC Disclosure Schedule, neither BEC nor any of its subsidiaries or, to BEC's knowledge, joint ventures has any plans, programs or agreements to which it is party, or to which it is subject, pursuant to which payments (or acceleration or vesting of benefits) may be required upon, or may become payable directly or indirectly as a result of, a change of control of BEC or otherwise upon termination of employment of any individual with BEC or any of its subsidiaries or, to BEC's knowledge, joint ventures.

   Section 5.23 Year 2000. Except as identified in Section 5.23 of the BEC Disclosure Schedule and except for such Year 2000 Defects which would not have a BEC Material Adverse Effect, to the knowledge of BEC, none of the personal property, equipment or assets owned or utilized by BEC or its subsidiaries, including but not limited to computer software, databases, hardware, controls and peripherals, has characteristics or qualities that may constitute a Year 2000 Defect. Except as identified in Section 5.23 of the BEC Disclosure Schedule and except as would not have a BEC Material Adverse Effect, to the knowledge of BEC, none of the property or assets owned or utilized by BEC or its subsidiaries will fail to perform in any material respect or require any repair, rewrite, conversion or other adaptation because of, or due in any way to, a Year 2000 Defect. To the knowledge of BEC and except as would not have a BEC Material Adverse Effect, no products sold by BEC or its subsidiaries contain a Year 2000 Defect. To the knowledge of BEC and except as would not have a BEC Material Adverse Effect, neither BEC nor any of its subsidiaries has any obligations under warranty agreements, service agreements or otherwise to rectify a Year 2000 Defect of any customer of BEC or any of its subsidiaries, as the case may be, or to indemnify any customer of BEC or any of its subsidiaries in the event BEC or any of its subsidiaries experiences a Year 2000 Defect. BEC has no knowledge that a vendor or supplier of BEC or any of its subsidiaries may experience a Year 2000 Defect that could reasonably be expected to have a BEC Material Adverse Effect. Section 5.23 of the BEC Disclosure Schedule sets forth the measures BEC and its subsidiaries have taken to identify potential Year 2000 Defects of BEC and its subsidiaries and of customers, suppliers and vendors of BEC and its subsidiaries.

   Section 5.24 Non-Applicability of Certain Massachusetts Laws. Assuming the representations of CES made in Section 4.20 are correct, none of the "control share acquisition" provisions of M.G.L. c. 110D, the "business combination" provisions of M.G.L. c. 110F or any other takeover related provisions of any Massachusetts law (or, to the knowledge of BEC, any other similar state statute) or the Amended and Restated Declaration of Trust of BEC is applicable to the transactions contemplated by this Agreement (except as set forth in Section 5.24 of the BEC Disclosure Schedule).

   Section 5.25 Brokers. No broker, investment banker, financial advisor or other person, other than Goldman, Sachs & Co., the fees and expenses of which will be paid by BEC, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of BEC. BEC has made available to CES prior to the execution of this Agreement a copy of the engagement letter of Goldman, Sachs & Co., and, other than as set forth in such engagement letter, has no understanding or agreement with Goldman, Sachs & Co. regarding any fees or expenses in connection with the transactions contemplated by this Agreement.

   Section 5.26 Operations of Nuclear Power Plant. To BEC's knowledge, except as set forth in Section 5.26 of the BEC Disclosure Schedule or as disclosed in the BEC SEC Reports, BEC has not received written notice from any Governmental Authority that it is not in compliance in all material respects with all laws applicable to the condition or operation of the Pilgrim nuclear facility, (the "BEC Nuclear Facility") and BEC has not violated any laws, except for violations that, in the aggregate, do not, and insofar as can reasonably be foreseen, would not, have a BEC Material Adverse Effect. BEC has duly filed all reports and returns required to be filed by it with Governmental Authorities and obtained governmental permits and licenses and other governmental consents which are required in connection with the business of owning and/or operating the BEC Nuclear Facility, the failure of which to file and obtain likely would have a BEC Material Adverse Effect. All such permits, licenses and consents are in full force and effect and no proceedings for the suspension or cancellation of any of them is pending or threatened.

                                  ARTICLE VI.

                    Conduct of Business Pending the Merger

   Section 6.1 Covenants of the Parties. After the date hereof and prior to the Effective Time or earlier termination of this Agreement, BEC and CES each agrees as follows, each as to itself and as to each of its respective subsidiaries, except as expressly contemplated or permitted in this Agreement, or to the extent that the other parties hereto shall otherwise consent in writing:

     (a) Ordinary Course of Business. Each party hereto shall, and shall cause its subsidiaries to, carry on their respective operations in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and in compliance with applicable laws and regulations to the extent that failure to be in compliance would constitute a BEC Material Adverse Effect or a CES Material Adverse Effect, as the case may be, and use all commercially reasonable efforts to (i) preserve intact their present business organizations and goodwill, preserve the goodwill and relationships with customers, suppliers and others having business dealings with them, (ii) subject to prudent management of workforce needs and ongoing or planned programs relating to down-sizing, re-engineering and similar matters currently in force, keep available the services of their present employees as a group, (iii) maintain and keep material properties and assets in as good repair and condition as at present, subject to ordinary wear and tear, and (iv) maintain supplies and inventories in quantities consistent with past practice. Except as set forth in Section 6.1(a) of the CES Disclosure Schedule or the BEC Disclosure Schedule, respectively, or except as otherwise expressly provided in this Article VI, neither party shall, nor shall either party permit any of its subsidiaries to, enter into a new line of business, or make any change in a line of business it engaged in as of the date hereof involving any material investment of assets or resources or any material exposure to liability or loss, in the case of CES, to CES and its subsidiaries taken as a whole, and in the case of BEC, to BEC and its subsidiaries taken as a whole, or take any action that would make it materially less likely that BEC can obtain the BEC Required Statutory Approvals or that CES can obtain the CES Required Statutory Approvals.

     (b) Dividends.

       (i) Except as set forth in Section 6.1(b) of the CES Disclosure Schedule or the BEC Disclosure Schedule, respectively, neither party shall, nor shall either party permit any of its subsidiaries to, declare, set aside, make or pay any dividends on or other distributions (whether in cash, shares or property or any combination thereof) in respect of any of its shares or capital stock other than (A) dividends by a wholly-owned subsidiary to CES or BEC, as the case may be, or another wholly-owned subsidiary, (B) regular dividends on CES Common Shares, with usual record and payment dates in any fiscal quarter, which quarterly dividends shall be consistent with past practices (including increases consistent with past practice), (C) regular dividends on BEC Common Shares, with usual record and payment dates in any fiscal year, which quarterly dividends shall be consistent with past practices (including increases consistent with past practice), (D) dividends required to be paid on any BEC Preferred Shares or preferred stock of any of BEC's subsidiaries in accordance with the terms thereof, or dividends required to be paid on any CES Preferred Shares or preferred stock of any of CES's subsidiaries in accordance with the terms thereof. Neither party shall, nor shall either party permit any of its subsidiaries to (i) split, combine or reclassify any of its shares or the capital stock of any subsidiary or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of capital stock or the capital stock of any subsidiary, or (ii) amend the terms or change the period of exercisability of, redeem, repurchase or otherwise acquire any of its shares or the capital stock of any subsidiary, or any option, warrant or right, directly or indirectly, to acquire its shares or the capital stock of any subsidiary, other than (A) redemptions, repurchases and other acquisitions of shares in connection with the administration of employee benefit and dividend reinvestment plans as in effect on the date hereof in the ordinary course of the operation of such plans consistent with past practice, (B) in connection with refunding of securities with preferred stock, debt or tax preference preferred securities at a lower cost of funds or in connection with intercompany purchases of capital stock, (C) mandatory redemptions (including optional sinking fund payments) of preferred stock, (D) open market purchases of BEC Common Shares or CES Common Shares pursuant to any previously announced share repurchase programs, and (E) the redemption by CES of all outstanding CES Preferred Shares as provided in Section 2.2(b)(ii).

       (ii) Each of BEC and CES shall coordinate with the other regarding the declaration and payment of dividends in respect of BEC Common Shares and CES Common Shares and the record dates and payment dates relating thereto, it being the intention of the parties hereto that no holder of BEC Common Shares or CES Common Shares shall receive two dividends, or fail to receive one dividend, for any single calendar quarter with respect to its BEC Common Shares or CES Common Shares, as the case may be, and/or any Company Common Shares any such holder receives in exchange therefor pursuant to the Mergers.

     (c) Issuance of Securities. Neither party shall, nor shall either party permit any of its subsidiaries to, issue, agree to issue, deliver, sell, award, pledge, dispose of or otherwise encumber or authorize or propose the issuance, delivery, sale, award, pledge, disposal or other encumbrance of, any of its shares or any shares of its capital stock of any class or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares or convertible or exchangeable securities, or any other ownership interest (including, without limitation, any phantom interest), other than

       (i) in the case of BEC and its subsidiaries, (a) in connection with refunding of BEC Preferred Shares or preferred stock of any of BEC's subsidiaries with preferred stock or tax preference preferred securities at a lower cost of funds or (b) of up to 1,500,000 BEC Common Shares, including shares to be issued pursuant to all plans, programs or arrangements existing on the date hereof providing for the issuance of BEC Common Shares; and

       (ii) in the case of CES and its subsidiaries, (a) in connection with refunding of CES Preferred Shares or preferred stock of any of CES's subsidiaries with preferred stock or tax preference preferred securities at a lower cost of funds or (b) of up to 1,000,000 CES Common Shares, including shares to be issued pursuant to all plans, programs or arrangements existing on the date hereof providing for the issuance of CES Common Shares.

       (iii) The parties shall promptly furnish to each other such information as may be reasonably requested (including financial information) and take such action as may be reasonably necessary and otherwise fully cooperate with each other in the preparation of any registration statement under the Securities Act and other documents necessary in connection with the issuance of securities as contemplated by this
    Section 6.1(c), subject to obtaining customary indemnities.

     (d) Charter Documents. Neither party shall, and neither party shall permit any of its subsidiaries to, amend or propose to amend its respective declaration of trust, articles of organization, by-laws or regulations, or similar organic documents, as the case may be, except as contemplated herein.

     (e) Acquisitions. Except as (i) disclosed in Section 6.1(e) of the CES Disclosure Schedule or the BEC Disclosure Schedule, (ii) for acquisitions by BEC and its affiliates of less than $5 million in the aggregate that are not set forth in Section 6.1(e) of the BEC Disclosure Schedule, and (iii) for acquisitions by CES and its affiliates of less than $5 million in the aggregate that are not set forth in Section 6.1(e) of the CES Disclosure Schedule, neither party shall, nor shall either party permit any of its subsidiaries to, acquire, publicly propose to acquire, or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or alter (through merger, liquidation, reorganization, restructuring or in any other fashion) the corporate structures or ownership of such party or such party's subsidiaries, or otherwise acquire or agree to acquire any material amount of assets other than in the ordinary course of business consistent with past practice.

     (f) Capital Expenditures. Except as required by law or as reasonably necessary after consultation with the other party following a catastrophic event, such as a major storm (a "Catastrophic Event") or as set forth in
  Section 6.1(f) of the CES Disclosure Schedule or the BEC Disclosure Schedule, neither CES or BEC, as the case may be, shall, nor shall either permit any of its subsidiaries to, make any capital expenditure (or series of related capital expenditures) in excess of $80 million in the aggregate per year, in the case of CES, and $160 million in the aggregate per year, in the case of BEC.

     (g) No Dispositions. Other than dispositions by a party and its subsidiaries of assets (whether directly through a sale of assets or through the sale of all of the stock of a subsidiary) having a fair market value (individually or in the aggregate) of less than $5 million, or except as set forth in Section 6.1(g) of the CES Disclosure Schedule or the BEC Disclosure Schedule, as the case may be, neither party shall, nor shall either party permit any of its subsidiaries to, sell, lease, license, encumber or otherwise dispose of, any of its assets, other than sales, leases, licenses, encumbrances or dispositions in the ordinary course of its business consistent with past practice.

     (h) Indebtedness. Except as necessary to pay the Cash Consideration or in the event of securitization financings pursuant to M.G.L. Chapter 164,
  Section 1H, neither party shall, nor shall either party permit any of its subsidiaries to, incur or guarantee any indebtedness (including any debt borrowed or guaranteed or otherwise assumed including, without limitation, the issuance of debt securities or warrants or rights to acquire debt) or enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing other than (i) short-term indebtedness or guarantees or "keep well" or other agreements in the ordinary course of business consistent with past practice (such as the issuance of commercial paper, the use of credit facilities existing on the date hereof or hedging activities undertaken in order to hedge a balance sheet asset or liability and not for speculative purposes);
  (ii) long-term indebtedness or "keep well" or other agreements not aggregating more than, together with any preferred shares or tax preference preferred securities issued by BEC or CES, as the case may be, in accordance with Section 6.1(c), $200 million in the case of BEC and its subsidiaries or $115 million in the case of CES and its subsidiaries; or
  (iii) in connection with the refunding of preferred shares, tax preference preferred securities or debt at a lower cost of funds permitted in Section 6.1(b).

     (i) Compensation, Benefits. Except in the ordinary course of business consistent with past practice, or as set forth in Section 6.1(i) of the CES Disclosure Schedule or the BEC Disclosure Schedule, or as may be required by applicable law, or as may be required to facilitate or obtain a determination from the IRS that a plan is "qualified" within the meaning of
  Section 401(a) of the Code, or pursuant to an existing agreement (including as contemplated by this Agreement), neither party shall, nor shall either party permit any of its subsidiaries to, (i) enter into, adopt or amend or increase the amount or accelerate the payment or vesting of any benefit or amount payable under, any employee benefit plan or other contract, agreement, commitment, arrangement, plan or policy covering employees, former employees, directors or former directors or their beneficiaries or providing benefits to such persons that is maintained by, contributed to or entered into by such party or any of its subsidiaries, or increase, or enter into any contract, agreement, commitment or arrangement to increase in any manner, the compensation or fringe benefits, or otherwise to extend, expand or enhance the engagement, employment or any related rights of, or take any other action or grant any benefit (including, without limitation, any share or stock options or share or stock option plan) not required under the terms of any existing employee benefit plan, or other contract, agreement, commitment, arrangement, plan or policy to or with any trustee, director, officer or other employee of such party or any of its subsidiaries, except for normal increases or grants or actions in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to such party or any of its subsidiaries, (ii) enter into or amend any employment, severance or special pay arrangement with respect to the termination of employment or other similar contract, agreement or arrangement with any trustee, director, officer or other employee other than in the ordinary course of business consistent with current industry practice, provided that such arrangements or contracts (or amendments thereto) would not, in the aggregate, result in a material increase in benefits or compensation expense to such party or any of its subsidiaries or (iii) enter into any employment contract or collective bargaining agreement, written or oral, or modify or change the terms of any existing such contract or agreement.

     (j) 1935 Act. Except as set forth in Section 6.1(j) of the CES Disclosure Schedule or the BEC Disclosure Schedule, and except as required or contemplated by this Agreement, neither party shall, nor shall either party permit any of its subsidiaries to, engage in any activities which would cause a change in its status, or that of its subsidiaries, under the 1935 Act or that would impair the ability of either party, or any subsidiary of either party, to claim an exemption as of right under Section 3(a)(l) of the 1935 Act following the Mergers.

     (k) Accounting. Except as set forth in Section 6.1(k) of the CES Disclosure Schedule or the BEC Disclosure Schedule, neither party shall, nor shall either party permit any of its subsidiaries to, make any changes in its accounting methods, except as required by law, rule, regulation or GAAP.

     (l) Tax-Free Status. Neither party shall, nor shall either party permit any of its subsidiaries to, or within the exercise of its reasonable best efforts its joint ventures to, take any actions which would, or would be reasonably likely to, adversely affect the status of the Mergers as a tax-free transaction (except as to any cash received) under Section 351 of the Code, and each party hereto shall use all reasonable efforts to achieve such result.

     (m) Cooperation, Notification. Each party shall, and shall cause its subsidiaries to, and shall use its reasonable best efforts to cause its joint ventures to:

       (i) cause its appropriate representatives to confer on a regular and frequent basis with one or more representatives of the other party to discuss, subject to applicable law, material operational matters and the general status of its ongoing operations;

       (ii) promptly notify the other party of any significant changes in its business, properties, assets, condition (financial or other), results of operations or prospects;

       (iii) promptly advise the other party of any change or event which has had or, insofar as reasonably can be foreseen, is reasonably likely to result, in the case of CES, in a CES Material Adverse Effect or, in the case of BEC, in a BEC Material Adverse Effect (provided that no such notification shall affect the representations, warranties, covenants or agreements of the parties hereto (or remedies with respect thereto) or the conditions to the obligations of the parties hereto under this Agreement);

       (iv) promptly provide the other party with copies of all filings made by such party or any of its subsidiaries with any state or federal court, administrative agency, commission or other Governmental Authority in connection with this Agreement and the transactions contemplated hereby; and

       (v) promptly advise the other party of (y) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or accurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (z) the failure by it to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

     (n) Third-Party Consents. Each party shall, and shall cause its subsidiaries to, use all commercially reasonable efforts to obtain all the CES Required Consents or the BEC Required Consents, as the case may be. Each party shall promptly notify the other of any failure or prospective failure to obtain any such consents and, if requested by the other party shall provide copies of all the Required Consents obtained by such party to the other party.

     (o) No Breach, Etc. Neither party shall, nor shall either party permit any of its subsidiaries to, willfully take any action that would or is reasonably likely to result in a material breach of any provision of this Agreement or in any of its representations and warranties set forth in this Agreement being untrue on and as of the Closing Date.

     (p) Discharge of Liabilities. Neither party shall, nor shall either party permit its subsidiaries to, pay, discharge, settle, compromise or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement, compromise or satisfaction, in the ordinary course of business consistent with past practice (which includes the payment of final and unappealable judgments) or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of such party included in such party's SEC Reports, or incurred in the ordinary course of business consistent with past practice.

     (q) Contracts. Neither party shall, nor shall either party permit its subsidiaries to or, within the exercise of its reasonable best efforts, its joint ventures to, except in the ordinary course of business consistent with past practice, accelerate, modify, amend, terminate, renew or fail to use reasonable business efforts to renew any material contract or agreement to which such party or any subsidiary of such party is a party or waive, release or assign any material rights or claims.

     (r) Insurance. Each party shall, and shall cause its subsidiaries to, and, within the exercise of its reasonable best efforts, its joint ventures to, maintain with financially responsible insurance companies insurance coverage (including directors and officers liability insurance) in such amounts and against such risks and losses as are customary for companies engaged in (i) the electric and gas utility industries and employing methods of generating electric power and distributing fuel similar to those methods used and fuels used by such party or its subsidiaries or (ii) in the case of a party or its subsidiaries engaged in industries other than the electric and gas utility industries, in such other industries as such party or its subsidiaries are engaged in from time to time.

     (s) Permits. Each party shall, and shall cause its subsidiaries to, use reasonable efforts to maintain in effect all existing governmental permits pursuant to which such party or its subsidiaries operate.

     (t) No Liens. Except as set forth in Section 6.1(t) of the CES Disclosure Schedule or the BEC Disclosure Schedule or under any indebtedness permitted hereunder constituting purchase money security interests, neither party shall permit, nor shall either party permit any of its subsidiaries to permit, the creation or imposition of any Lien upon its or any of its subsidiaries' assets, tangible or intangible.

     (u) No Loans. Neither party shall, except in the ordinary course of business, make any loan to any third party or to any of its or its subsidiaries' directors, officers and employees.

     (v) Tax Elections. Neither party shall make any material tax election inconsistent with past practice or settle or compromise any material federal, state, local or foreign tax liability or agree to an extension of a statute of limitations with respect thereto.

     (w) Transition Steering Team. As soon as reasonably practicable after the date hereof, BEC and CES shall create a special transition steering team, with representation from CES and BEC, that will develop recommendations concerning the future structure and operations of the Company after the Effective Time, subject to applicable law.

   Section 6.2 Covenant of No Solicitation.

     (a) From and after the date hereof, neither CES nor BEC shall, and shall cause its subsidiaries not to, and shall not authorize or permit any Representative (as defined in Section 7.1) to, directly or indirectly, (i) solicit, initiate or encourage the initiation of any inquiries or proposals regarding any merger, sale of substantial assets, sale of shares or shares of capital stock (including without limitation by way of a tender offer) or similar transactions involving such party other than the Mergers (any of the foregoing inquiries or proposals being referred to herein as an "Acquisition Proposal"), (ii) engage in negotiations or discussions concerning, or provide any nonpublic information to any person relating to, any Acquisition Proposal or (iii) agree to, approve or recommend any Acquisition Proposal. Nothing contained in this Section 6.2(a) shall prevent the Board of Trustees of CES or the Board of Trustees of BEC, at any time prior to the time the CES Shareholders' Approval, in the case of CES, or the BEC Shareholders' Approval, in the case of BEC, has been obtained, from (x) considering, negotiating, approving and recommending to the shareholders of CES or BEC, as the case may be, a bona fide Acquisition Proposal that it reasonably believes in good faith, after consultation with its financial advisors, may be more favorable to the shareholders of such party than the Mergers, or (y) furnishing such third party information concerning itself and its business, properties and assets; provided that
  (A) such Board shall have determined in good faith based upon the advice of outside counsel that failure to do so likely would constitute a breach of their fiduciary duties and (B) prior to furnishing nonpublic information to such third party, BEC or CES, as the case may be, shall have received from such third party an executed confidentiality agreement in customary form on terms not more favorable to such third party than the terms of the confidentiality agreement dated June 3, 1998 between CES and BEC, as it may be amended from time to time (the "Confidentiality Agreement").

     (b) Each party shall promptly notify the other party of (i) the receipt of any Acquisition Proposal, (ii) any request for nonpublic information relating to such party in connection with an Acquisition Proposal or for access to the properties, books or records of such party by any person or entity that informs the Board of Trustees of such party that it is considering making, or has made, an Acquisition Proposal and (iii) the status and details (including amendments) of any such request or proposal. Such notice shall be made orally and in writing within 24 hours of the receipt of such Acquisition Proposal (or amendment thereof) or request for information, and shall indicate whether such party is providing or intends to provide the person making such Acquisition Proposal with access to information concerning such party.

     (c) Each party hereto shall immediately cease and cause to be terminated any existing discussions or negotiations with any persons (other than the other parties hereto) conducted heretofore with respect to any of the foregoing. Each party agrees not to release any third party from the confidentiality provisions of any confidentiality agreement to which such party is a party.

     (d) Each party hereto shall ensure that its Representatives are aware of the restrictions described in this Section 6.2.

     (e) Nothing contained herein shall prohibit a party from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act, including without limitation by taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act, or from making any other disclosure to its shareholders if, in the good faith judgment of its Board of Trustees, after consultation with outside counsel, failure to do so may reasonably be expected to be inconsistent with its obligations under applicable law.

                                  ARTICLE VII.

                             Additional Agreements

   Section 7.1 Access to Information.

     (a) Upon reasonable notice and during normal business hours, each party hereto shall, and shall cause its subsidiaries to, and shall use its reasonable best efforts to cause its joint ventures to, afford to the officers, directors, trustees, employees, accountants, counsel, investment bankers, financial advisors and other representatives of the other parties (collectively, "Representatives") reasonable access, during normal business hours throughout the period prior to the Effective Time, to all of its properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) and, during such period, each party shall, and shall cause its subsidiaries to, and shall use its reasonable best efforts to cause its joint ventures to, furnish promptly to the other party:

       (i) access to each report, schedule and other document filed or received by it or any of its subsidiaries and, within the exercise of its reasonable best efforts, its joint ventures pursuant to the requirements of federal or state securities laws or filed with or sent to the SEC, the FERC, the NRC, the DOE, the Department of Justice, the Federal Trade Commission, the Massachusetts Department of Telecommunications and Energy, and any other federal or state regulatory agency or commission (including without limitation those with jurisdiction over Environmental Laws and Hazardous Materials), and

       (ii) access to all information concerning itself, its subsidiaries, operations, facilities, real and leased properties, directors, trustees, officers and shareholders and such other matters as may be reasonably requested by the other party or its Representatives in connection with any filings, applications or approvals required or contemplated by this Agreement or for any other reason related to the transactions contemplated by this Agreement.

     (b) No review pursuant to this Section 7.1 shall have an effect for the purpose of determining the accuracy of any representation or warranty given by any party to the other.

     (c) Each party shall, and shall cause its subsidiaries and Representatives to, hold in strict confidence all documents and information concerning any other party furnished to it in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement.

   Section 7.2 Joint Proxy Statement and Registration Statement.

     (a) Preparation and Filing. The parties shall prepare and file with the SEC as soon as reasonably practicable after the date hereof the Registration Statement and the Joint Proxy Statement (together, the "Joint Proxy/Registration Statement"). The parties hereto shall each use reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after such filing. Each party hereto shall also take such action as may be reasonably required to cause the Company Common Shares issuable in connection with the Mergers to be registered (or to obtain an exemption from registration) under applicable state "blue sky" or securities laws; provided, however, that no party shall be required to register or qualify as a foreign corporation or to take other action which would subject it to service of process in any jurisdiction where it otherwise will not be, following the

  Mergers, so subject. Each of the parties hereto shall furnish all information concerning itself which is required or customary for inclusion in the Joint Proxy/Registration Statement. The parties shall use reasonable efforts to cause the Company Common Shares issuable in the Mergers to be approved for listing on the New York Stock Exchange upon official notice of issuance. The information provided by any party hereto for use in the Joint Proxy/Registration Statement shall be true and correct in all material respects without omission of any material fact which is required to make such information not false or misleading. No representation, covenant or agreement is made by or on behalf of any party hereto with respect to information supplied by any other party hereto for inclusion in the Joint Proxy/Registration Statement. No filing of, or amendment or supplement to, the Joint Proxy/Registration Statement shall be made without providing each party the opportunity to review and comment thereon. If at any time prior to the Effective Time any information relating to a party, or any of its affiliates, officers, trustees or directors, should be discovered by any party which should be set forth in an amendment or supplement to the Joint Proxy/Registration Statement, so that the Joint Proxy/Registration Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party hereto that discovers such information shall promptly notify the other party hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the shareholders of the parties hereto.

     (b) Letter of CES's Accountants. CES shall use its best efforts to cause to be delivered to BEC a letter of Arthur Andersen, LLP, CES's independent auditors, dated a date within two business days before the date of the Joint Proxy/Registration Statement, and addressed to BEC, in form and substance reasonably satisfactory to BEC, and customary in scope and substance for "cold comfort" letters delivered by independent public accountants in connection with registration statements on Form S-4.

     (c) Letter of BEC's Accountants. BEC shall use its best efforts to cause to be delivered to CES a letter of PricewaterhouseCoopers, LLP, BEC's independent auditors, dated a date within two business days before the date of the Joint Proxy/Registration Statement, and addressed to CES, in form and substance reasonably satisfactory to CES, and customary in scope and substance for "cold comfort" letters delivered by independent public accountants in connection with registration statements on Form S-4.

   Section 7.3 Regulatory Matters.

     (a) HSR Filings. Each party hereto shall file or cause to be filed with the Federal Trade Commission and the Department of Justice any notifications required to be filed by itself or its respective "ultimate parent" company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations promulgated thereunder with respect to the transactions contemplated hereby. The parties hereto shall use reasonable best efforts to make such filings promptly, and to respond promptly to any requests for additional information made by either of such agencies.

     (b) Other Regulatory Approvals. Each party hereto shall cooperate and use its best efforts to promptly prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonable efforts to obtain all necessary permits, consents, approvals and authorizations of all Governmental

  Authorities necessary or advisable to consummate (or in connection with the consummation of) and make effective, in the most expeditious manner practicable, the Mergers and other transactions contemplated by this Agreement, including, without limitation, the CES Required Statutory Approvals and the BEC Required Statutory Approvals. Each party shall have the right to review and approve in advance all of the information concerning such party which appears in any filing made in connection with the transactions contemplated by this Agreement and the Mergers. Each party shall allow the other party and its counsel a meaningful opportunity to consult with respect to, and to participate in, the efforts to obtain all necessary approvals from Governmental Authorities in connection with the transactions contemplated by this Agreement and the Mergers (including but not limited to the FERC, the SEC and the Massachusetts Department of Telecommunications and Energy), it being understood that all positions taken in the filings with such Governmental Authorities shall be consistent with one another and consistent with this Agreement.


   Section 7.4 Shareholder Approval.

     (a) CES Shareholders. Subject to the provisions of Section 7.4(c), CES shall, as soon as reasonably practicable after the date hereof (i) take all steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders (the "CES Special Meeting") for the purpose of securing the CES Shareholders' Approval, (ii) distribute to its shareholders the Joint Proxy/Registration Statement in accordance with applicable federal and state law and with its charter and by-laws, (iii) subject to the fiduciary duties of its Board of Trustees, recommend to its shareholders the approval of this Agreement and the transactions contemplated hereby and
  (iv) cooperate and consult with BEC with respect to each of the foregoing matters.

     (b) BEC Shareholders. Subject to the provisions of Section 7.4(c), BEC shall, as soon as reasonably practicable after the date hereof (i) take all steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders (the "BEC Special Meeting") for the purpose of securing the BEC Shareholders' Approval, (ii) distribute to its shareholders the Joint Proxy/Registration Statement in accordance with applicable federal and state law and with its charter and by-laws, (iii) subject to the fiduciary duties of its Board of Trustees, recommend to its shareholders the approval of this Agreement and the transactions contemplated hereby and
  (iv) cooperate and consult with CES with respect to each of the foregoing matters.

     (c) Meeting Date. The CES Special Meeting for the purpose of securing the CES Shareholders' Approval and the BEC Special Meeting for the purpose of securing the BEC Shareholders' Approval shall be held on such dates as CES and BEC shall determine, respectively, and as soon as practicable after the date of this Agreement.

   Section 7.5 Directors' and Officers' Indemnification.

     (a) Indemnification. To the extent, if any, not provided by an existing right of indemnification or other agreement or policy, from and after the Effective Time, the Company shall, to the fullest extent permitted by applicable law and its charter and by-laws, as in effect on the date hereof, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, an officer, trustee, director or employee of any of the parties hereto or any subsidiary of any party hereto (each an "Indemnified Party" and collectively, the "Indemnified Parties") against (i) all losses, expenses (including reasonable attorneys' fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement, arising out of actions or omissions occurring at or prior to the Effective Time (and whether asserted or claimed prior to, at or after the Effective Time) that are, in whole or in part, based on or arising out of the fact that such person is or was a director, trustee, officer or employee of such party or a subsidiary of such party (the "Indemnified Liabilities"), and (ii) all Indemnified Liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by this Agreement. In the event of any such loss, expense, claim, damage or liability (whether or not arising before the Effective Time), (i) the Company shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to the Company, promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, (ii) the Company shall cooperate in the defense of any such matter, and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under Massachusetts law, and the declaration of trust or by-laws (or similar governing documents) of the Company (as the same may be amended from time to time) shall be made by independent counsel mutually acceptable to the Company and the Indemnified Party; provided, however, that the Company shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, a conflict on any significant issue between positions of such Indemnified Party and any other Indemnified Party or Indemnified Parties.

     (b) Insurance. For a period of six years after the Effective Time, the Company shall cause to be maintained in effect current policies of directors' and officers' liability insurance for the benefit of those persons who are currently covered by such policies of CES and BEC on terms no less favorable than the terms of such current insurance coverage or obtain new policies of such insurance with respect to such obligations at least as favorable as the most favorable coverage offered by policies currently maintained by CES and BEC; provided, however, that the Company shall not be required to expend in any year an amount in excess of 200% of the annual aggregate premiums currently paid by CES and BEC for such insurance; and provided, further, that if the annual premiums of such policies exceed such amount, the Company shall be obligated to obtain the best coverage reasonably available, in the reasonable judgment of the Board of Trustees of the Company, for a cost not exceeding such amount.

     (c) Successors. In the event the Company or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provisions shall be made so that the successors and assigns of the Company shall assume the obligations set forth in this Section 7.5.

     (d) Survival of Indemnification. To the fullest extent permitted by law, from and after the Effective Time, all rights to indemnification as of the date hereof in favor of the employees, agents, directors, trustees and officers of CES and BEC and their respective subsidiaries with respect to their activities as such prior to the Effective Time, as provided in their respective charters and by-laws or other organizational documents in effect on the date hereof, or otherwise in effect on the date hereof, shall survive the Mergers and shall continue in full force and effect for a period of not less than six years from the Effective Time.

     (e) Benefit. The provisions of this Section 7.5 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

   Section 7.6 Disclosure Schedules. On the date hereof, (i) BEC has delivered to CES a schedule (the "BEC Disclosure Schedule"), accompanied by a certificate signed by the chief financial officer of BEC stating that the BEC Disclosure
Schedule is being delivered pursuant to this Section 7.6(i) and (ii) CES has delivered to BEC a schedule (the "CES Disclosure Schedule"), accompanied by a certificate signed by the chief financial officer of CES stating that the CES Disclosure Schedule is being delivered pursuant to this Section 7.6(ii). The CES Disclosure Schedule and the BEC Disclosure Schedule are collectively referred to herein as the "Disclosure Schedules." The Disclosure Schedules constitute an integral part of this Agreement and modify the respective representations, warranties, covenants or agreements of the parties hereto contained herein to the extent that such representations, warranties, covenants or agreements expressly refer to the Disclosure Schedules. Anything to the contrary contained herein or in the Disclosure Schedules notwithstanding, any and all statements, representations, warranties or disclosures set forth in the Disclosure Schedules shall be deemed to have been made on and as of the date hereof.

   Section 7.7 Public Announcements. Subject to each party's disclosure obligations imposed by law or the requirements of any applicable national securities exchange, CES and BEC shall cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement or any of the transactions contemplated hereby and shall not issue any public announcement or statement with respect hereto or thereto without the consent of the other party (which consent shall not be unreasonably withheld).

   Section 7.8 Rule 145 Affiliates. Within 30 days before the Closing Date CES shall identify in a letter to BEC, and BEC shall identify in a letter to CES, all persons who were, at the time of the CES Special Meeting or the BEC Special Meeting, as the case may be, "affiliates" of CES and BEC, respectively, as such term is used in Rule 145 under the Securities Act. Each of CES and BEC shall use all reasonable efforts to cause such affiliates to deliver to CES and BEC on or prior to the Closing Date a written agreement substantially in the form attached as Exhibit 7.8 (each, an "Affiliate Agreement").

   Section 7.9 Certain Employee Agreements. Subject to Section 7.10 and Section
7.11 the Company and its subsidiaries shall honor, without modification, all contracts, agreements, collective bargaining agreements and commitments of the parties hereto prior to the date hereof which apply to any current or former employee or current or former director or trustee of the parties hereto and are disclosed in Section 4.15 or Section 5.15 of the Disclosure Schedules; provided, however, that this undertaking is not intended to prevent the Company from enforcing such contracts, agreements, collective bargaining agreements and commitments in accordance with their terms, including, without limitation, any reserved right to amend, modify, suspend, revoke or terminate any such contract, agreement, collective bargaining agreement or commitment.

   Section 7.10 Employee Benefit Plans.

     (a) Maintenance of CES and BEC Benefit Plans. Subject to Section 7.11 and Section 6.1(i), each of the CES Benefit Plans and BEC Benefit Plans in effect at the date hereof (or as amended in accordance with or as permitted by this Agreement) shall be maintained in effect with respect to the employees or former employees of CES and any of its subsidiaries or BEC and any of its subsidiaries, respectively, who are covered by any such benefit plan immediately prior to the Closing Date (the "Affiliated Employees") until the Company otherwise determines on or after the Effective Time; provided, however, that nothing herein contained shall limit any reserved right contained in any such CES Benefit Plan or BEC Benefit Plan to amend, modify, suspend, revoke or terminate any such plan. Without limitation of the foregoing, each participant in any CES Benefit Plan or BEC Benefit Plan shall receive credit for purposes of eligibility to participate, vesting and eligibility to receive benefits (but not for purposes of benefit accrual under any benefit plan of the Company or any of its subsidiaries or affiliates) for service credited for the corresponding purpose under such benefit plan; provided, however, that such crediting of service shall not operate to duplicate any benefit to any such participant or the funding for any such benefit. No provision in this Section 7.10 shall be deemed to constitute an employment contract between the Company and any individual, or a waiver of the Company's right to discharge any employee at any time, with or without cause.

   Section 7.11 Share Plans. With respect to each CES Benefit Plan and each BEC Benefit Plan listed in Section 7.11 of the CES Disclosure Schedule or Section
7.11 of the BEC Disclosure Schedule that provides for benefits in the form of CES Common Shares or BEC Common Shares (together, the "Share Plans"), CES and BEC shall take all trust action necessary or appropriate to (i) provide for the issuance or purchase in the open market of Company Common Shares rather than CES Common Shares or BEC Common Shares, as the case may be, pursuant thereto, and otherwise to amend such Share Plans to reflect this Agreement and the Mergers, (ii) obtain their respective shareholder approvals with respect to such Share Plans to the extent such approval is required for purposes of the Code or other applicable law, or to enable such Share Plans to comply with Rule 16b-3 promulgated under the Exchange Act, (iii) reserve for issuance under such Share Plans or otherwise provide a sufficient number of Company Common Shares for delivery upon payment of benefits, grant of awards or exercise of options under such Share Plans and (iv) as soon as practicable after the Effective Time, file registration statements on Form S-8 or amendments on such forms to the Form S-4 Registration Statement, as the case may be (or any successor or other appropriate forms), with respect to the Company Common Shares subject to such Share Plans to the extent such registration statement is required under applicable law. The Company shall use its best efforts to maintain the effectiveness of such registration statements (and maintain the current status of the prospectuses contained therein) for so long as such benefits and grants remain payable and such options remain outstanding. With respect to those individuals who subsequent to the Mergers will be subject to the reporting requirements under Section 16(a) of the Exchange Act, the Company shall administer the Share Plans, where applicable, in a manner that complies with Rule 16b-3 promulgated under the Exchange Act.

   Section 7.12 Expenses. Subject to Section 9.3, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such expenses, whether or not the Mergers are consummated, except that those expenses incurred in connection with the filing, printing and mailing of the Joint Proxy/Registration Statement and the filings of the premerger notification and report forms under the HSR Act (including filing fees) shall be shared equally by CES and BEC.

   Section 7.13 Further Assurances. Each party shall, and shall cause its subsidiaries to, and shall use its reasonable best efforts to cause its joint ventures to, execute such further documents and instruments and take such further actions as may reasonably be required by the terms hereof, including the defending of any lawsuits or other proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement (including seeking a stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed).

   Section 7.14 Corporate Offices. At the Effective Time, the headquarters of the Company shall be located in Boston, Massachusetts.

   Section 7.15 Officers. At the Effective Time, the Chairman, President and Chief Executive Officer of BEC shall be the Chairman and Chief Executive Officer of the Company and the Chief Executive Officer and President of CES shall be the President and Chief Operating Officer of the Company. The provisions of this Section 7.15 are subject to the specific terms of the employment contracts referred to in Section 7.16 and the duties and responsibilities attributable to the positions referred to in this Section 7.15 shall be as set forth in such contracts. The other officers of the Company at the Effective Time shall be such officers as may be designated by the Board of Trustees of the Company.

   Section 7.16 Employment Contracts. At the Effective Time, the Company shall enter into employment contracts with BEC's Chief Executive Officer and CES's Chief Executive Officer in the forms set forth in Exhibit 7.16.1 and Exhibit 7.16.2, respectively.

   Section 7.17 Workforce Matters. Subject to compliance with applicable law and obligations under applicable collective bargaining agreements, for a period of three years following the Effective Time, any reductions in workforce in respect of employees of CES or BEC or any of their respective subsidiaries shall be made on the basis of the objectives to be achieved, giving consideration to previous work history, job experience, qualifications, and business needs without regard to whether employment prior to the Effective Time was with CES or its subsidiaries or BEC or its subsidiaries, and any employees whose employment is terminated or jobs are eliminated by the Company or any of its subsidiaries during such period shall be entitled to participate on a fair and equitable basis in the job opportunity and employment placement programs offered by the Company or any of its subsidiaries. Any workforce reductions carried out following the Effective Time by the Company and its subsidiaries shall be done in accordance with all applicable collective bargaining agreements, and all laws and regulations governing the employment relationship and termination thereof including, without limitation, the Worker Adjustment and Retraining Notification Act and regulations promulgated thereunder, and any comparable state or local law.

   Section 7.18 Company's Board of Trustees. Each of BEC's and CES's Boards of Trustees shall take such action as may be necessary to cause the number of trustees comprising the full Board of Trustees of the Company at the Effective Time to consist of 20 members, with 11 members to be selected by BEC and nine members to be selected by CES. The initial designation of such trustees among the three classes of the Board of Trustees of the Company shall be agreed between BEC and CES, the designees of each party to be divided as proportionally as is feasible among such classes; provided, however, that if, prior to the Effective Time, any of such designees shall decline or be unable to serve, the party hereto that designated such person shall designate another person to serve in such person's stead. At the Effective Time, the Board of Trustees of the Company shall have such number of standing committees, with such names and functions as shall be agreed upon by BEC and CES prior to the Effective Time. CES shall have the right to designate two members of the Executive Committee, one of whom shall be the Chairman of the Board of CES on the Effective Date who shall be the Chairman of the Executive Committee.

   Section 7.19 Confidentiality Agreements. During the period from the date of this Agreement through the Effective Time, neither party shall, and shall not permit its subsidiaries to, and shall use its reasonable best efforts to not permit its joint ventures to, terminate, amend, modify or waive any provision of any confidentiality or standstill agreement to which it or any subsidiary or joint venture is a party and, during such period, shall (or, in the case of its joint ventures, shall use reasonable efforts to) enforce or cause to be enforced to the fullest extent permitted under applicable law, the provisions of any such agreement, including by obtaining injunctions to prevent any breaches of such agreements and to specifically enforce the terms and provisions thereof in any court of the United States of America or of any state having jurisdiction.

                                 ARTICLE VIII.

                            Conditions to the Merger

   Section 8.1 Conditions to Each Party's Obligation to Effect the Mergers. The respective obligations of each party to effect the Mergers shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, except, to the extent permitted by applicable law, that such conditions may be waived in writing pursuant to Section 9.5 by the joint action of the parties hereto:

     (a) Shareholder Approvals. The CES Shareholders' Approval and the BEC Shareholders' Approval shall have been obtained with respect to this Agreement and the Mergers.

     (b) No Injunctions or Restraints: Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Mergers shall be in effect, nor shall any proceeding brought by any administrative agency or commission or other Governmental Authority or instrumentality, domestic or foreign, of competent jurisdiction seeking any of the foregoing be pending, and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Mergers, which makes the consummation of the Mergers illegal.

     (c) Registration Statement. The Registration Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order suspending such effectiveness shall have been issued and remain in effect, and no proceedings for that purpose and no similar proceeding in respect of the Joint Proxy Statement shall have been initiated or threatened by the SEC.

     (d) Listing of Shares. The Company Common Shares issuable in the Mergers pursuant to Article II shall have been approved for listing, upon official notice of issuance, on the New York Stock Exchange.

     (e) Statutory Approvals. The CES Required Statutory Approvals and the BEC Required Statutory Approvals shall have been obtained at or prior to the Effective Time, such approvals shall have become Final Orders (as hereinafter defined) and such Final Orders shall not impose terms or conditions which, in the aggregate, would have, or insofar as reasonably can be foreseen, could have, a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole or which would be materially inconsistent with the agreements of the parties contained herein; it being understood that for purposes of this section, "BEC Required Statutory

  Approval" shall include without limitation an approval by the Massachusetts Department of Telecommunication and Energy of a rate plan to be filed by the parties (the "Rate Plan") that includes a rate freeze as described in the Rate Plan and assurances to the reasonable satisfaction of BEC that the Company and its subsidiaries after the Mergers will be entitled to recover in rates the amortization and recovery of the acquisition premium (the excess of the CES Merger Consideration over the net book value of CES' assets) over a period not to exceed 40 years and transaction costs over a period not to exceed 10 years incurred by BEC in connection with the Mergers. As used in this Agreement, "Final Order" means action by the relevant regulatory authority which has not been reversed, stayed, enjoined, set aside, annulled or suspended with respect to which any waiting period prescribed by law before the transactions contemplated hereby may be consummated has expired, and as to which all conditions to be satisfied before the consummation of such transactions prescribed by law, regulation or order have been satisfied.

     (f) Government Actions. There shall not have been instituted, pending or threatened any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any governmental authority, administrative agency or court (in any such case of competent jurisdiction), nor shall there be in effect any judgment, decree or order of any Governmental Authority, administrative agency or court (in any such case, of competent jurisdiction), in either case, seeking to prohibit consummation of the Mergers and the Mergers and the other transactions contemplated hereby shall not have been prohibited under any applicable federal or state law or regulation.

     (g) Hart-Scott-Rodino Act. All applicable waiting periods under the HSR Act shall have expired or been terminated.

   Section 8.2 Additional Conditions to Obligation of BEC to Effect the Mergers. The obligation of BEC to effect the Mergers shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by BEC in writing pursuant to Section 9.5:

     (a) Performance of Obligations of CES. CES (and/or its appropriate subsidiaries) shall have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement to be performed by it at or prior to the Effective Time, and CES shall have provided to BEC a certificate to such effect signed by the Chief Financial Officer of CES.

     (b) Representations and Warranties. The representations and warranties of CES set forth in this Agreement shall be true and correct (i) on and as of the date hereof and (ii) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except for (a) representations and warranties that expressly speak only as of a specific date or time other than the date hereof or the Closing Date which need only be true and correct as of such date or time and (b) representations and warranties that are no longer true and correct as a consequence of action taken by the parties in accordance with this Agreement) except in each of cases (i) and (ii) for such failures of representations or warranties (other than the representations and warranties contained in Section 4.9 of this Agreement) to be true and correct (without regard to any materiality qualifications contained therein) which, individually or in the aggregate, would not have or would not be reasonably likely to result in a CES Material Adverse Effect, and CES shall have provided to BEC a certificate to such effect signed by the Chief Financial Officer of CES.

     (c) CES Required Consents. All CES Required Consents shall have been obtained by CES, except where the failure to receive such CES Required Consents could not reasonably be expected to (i) have a CES Material Adverse Effect or a BEC Material Adverse Effect, or (ii) delay or prevent the consummation of the Mergers.

     (d) Affiliate Agreements. CES shall have received Affiliate Agreements, duly executed by each "affiliate" of CES, substantially in the form of
  Exhibit 7.8, as provided in Section 7.8.

     (e) Opinion of Counsel. BEC shall have received a written opinion from Ropes & Gray, which is in form and substance reasonably satisfactory to BEC and which applies the standards used by the Internal Revenue Service to issue an advance private letter ruling (assuming for this purpose that under these standards the factual representations required for such advance ruling must be true on the date of this Agreement and at the Effective
  Time), to the effect that the exchange of BEC Common Shares for NSTAR Common Shares pursuant to the BEC Merger will constitute a non-taxable exchange as described in Section 351(a) of the Code.

     (f) Blue Sky Laws. The Company shall have received all permits and other authorizations necessary under applicable blue sky laws to issue Company Common Shares pursuant to the Mergers.

   Section 8.3 Additional Conditions to Obligation of CES to Effect the Mergers. The obligation of CES to effect the Mergers shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by CES in writing pursuant to Section 9.5:

     (a) Performance of Obligations of BEC. BEC (and/or its appropriate subsidiaries) shall have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement to be performed by it at or prior to the Effective Time, and BEC shall have provided to CES a certificate to such effect signed by the Chief Financial Officer of BEC.

     (b) Representations and Warranties. The representations and warranties of BEC set forth in this Agreement shall be true and correct (i) on and as of the date hereof and (ii) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except for (a) representations and warranties that expressly speak only as of a specific date or time other than the date hereof or the Closing Date which need only be true and correct as of such date or time and (b) representations and warranties that are no longer true and correct as a consequence of action taken by the parties in accordance with this Agreement) except in each of cases (i) and (ii) for such failures of representations or warranties (other than the representations and warranties contained in Section 5.9 of this Agreement) to be true and correct (without regard to any materiality qualifications contained therein) which, individually or in the aggregate, would not have or would not be reasonably likely to result in a BEC Material Adverse Effect, and BEC shall have provided to CES a certificate to such effect signed by the Chief Financial Officer of BEC.

     (c) BEC Required Consents. All BEC Required Consents shall have been obtained by BEC, except where the failure to receive such BEC Required Consents could not reasonably be expected to (i) have a BEC Material Adverse Effect or a CES Material Adverse Effect, or (ii) delay or prevent the consummation of the Mergers.

     (d) Affiliate Agreements. CES shall have received Affiliate Agreements, duly executed by each "affiliate" of BEC substantially in the form of
  Exhibit 7.8, as provided in Section 7.8.

     (e) Tax Opinion. CES shall have received a written opinion from LeBoeuf, Lamb, Greene & MacRae, L.L.P., which is in form and substance reasonably satisfactory to CES and which applies the standards used by the Internal Revenue Service to issue an advance private letter ruling (assuming for this purpose that under these standards the factual representations required for such advance ruling must be true on the date of this Agreement and at the Effective Time), to the effect that the exchange of CES Common Shares for NSTAR Common Shares pursuant to the CES Merger will constitute a non-taxable exchange as described in Section 351(a) of the Code.

     (f) Blue Sky Laws. The Company shall have received all permits and other authorizations necessary under applicable blue sky laws to issue Company Common Shares pursuant to the Mergers.

     (g) BEC Nuclear Facility. Either (i) Boston Edison Company shall have consummated the sale of the BEC Nuclear Facility pursuant to the Purchase and Sale Agreement dated November 18, 1998 (the "Nuclear Sale Agreement") between Boston Edison Company and Entergy Nuclear Generating Company or another unaffiliated buyer pursuant to a purchase and sale agreement under which the indemnification and decommissioning obligations are not materially more onerous to Boston Edison Company than those in the Nuclear Sale Agreement, or (ii) (A) the Board of Trustees of the Company and the Board of Directors of Boston Edison Company shall have voted, and such votes shall be in full force and effect as of the Effective Time, that in the event the Nuclear Sale Agreement is terminated for any reason Boston Edison Company will permanently cease operations of the BEC Nuclear Facility not later than the end of the then current fuel cycle unless prior thereto Boston Edison Company shall have consummated the sale of the BEC Nuclear Facility to an unaffiliated buyer pursuant to a purchase and sale agreement under which the indemnification and decommissioning obligations are not materially more onerous to Boston Edison Company than those in the Nuclear Sale Agreement, and (B) the by laws of the Company and of Boston Edison Company shall have been amended (the "BEC By-law Amendments") to provide that (1) neither the Company's vote nor Boston Edison Company's vote may be amended, rescinded or withdrawn and (2) the BEC By-law Amendments may not be amended, without in either case the approval, as the Board of Trustees of the Company or as the Board of Directors of the sole shareholder of Boston Edison Company, as the case may be, of two-thirds of the members of the Board of Trustees of the Company.

                                  ARTICLE IX.

                       Termination, Amendment and Waiver

   Section 9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval by the shareholders of the respective parties hereto contemplated by this Agreement:

     (a) by mutual written consent of the Boards of Trustees of CES and BEC;

     (b) by CES or BEC, by written notice to the other, if the Effective Time shall not have occurred on or before one year from the date of this Agreement (the "Initial Termination

  Date"); provided, however, that the right to terminate the Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date; and provided, further, that if on the Initial Termination Date the conditions to the Closing set forth in Section 8.1(e) shall not have been fulfilled but all other conditions to the Closing shall be fulfilled or shall be capable of being fulfilled, and the approvals required by Section 8.1(e) which have not yet been obtained are being pursued with diligence, then the Initial Termination Date shall be extended for six months beyond the Initial Termination Date;

     (c) by CES or BEC, by written notice to the other, if the CES Shareholders' Approval shall not have been obtained at a duly held CES Special Meeting, including any adjournments thereof, or the BEC
  Shareholders' Approval shall not have been obtained at a duly held BEC Special Meeting, including any adjournments thereof;

     (d) by CES or BEC, if any state or federal law, order, rule or regulation is adopted or issued that has the effect, as supported by the written opinion of outside counsel for such party, of prohibiting either or both of the Mergers, or if any court of competent jurisdiction or any Governmental Authority shall have issued a nonappealable final order, judgment or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers (provided that the right to terminate this Agreement under this Section 9.1(d) shall not be available to any party that has not defended such lawsuit or other proceeding (including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed).

     (e) by CES, upon five days' prior notice to BEC, if, as a result of an Acquisition Proposal for CES, the Board of Trustees of CES determines in good faith based on the opinion of outside counsel that failure to accept such Acquisition Proposal may reasonably be expected to constitute a breach of their fiduciary duties; provided, however, that (i) the Board of Trustees of CES shall have been advised by outside counsel that notwithstanding a binding commitment to consummate an agreement of the nature of this Agreement entered into in the proper exercise of their applicable fiduciary duties, such fiduciary duties require the Board of Trustees to reconsider such commitment as a result of such Acquisition Proposal; (ii) the person making such Acquisition Proposal shall have acknowledged and agreed in writing to pay the termination and other fees set forth in Section 9.3 if such Acquisition Proposal is consummated or any other Acquisition Proposal is consummated with such person or any of its affiliates and (iii) prior to such termination, CES shall, and shall cause its respective financial and legal advisors to, negotiate in good faith with BEC to attempt to make such adjustments in the terms and conditions of this Agreement as would enable CES to proceed with the transactions contemplated herein; provided, further, that CES and BEC acknowledge and affirm that notwithstanding anything in this Section 9.1(e) to the contrary, the parties hereto intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of an Acquisition Proposal, it being acknowledged and agreed that any Acquisition Proposal would interfere with the strategic advantages and benefits that the parties hereto expect to derive from the Mergers; or

     (f) by BEC, upon five days' prior notice to CES, if, as a result of an Acquisition Proposal for BEC, the Board of Trustees of BEC determines in good faith based on the opinion of outside counsel that failure to accept such Acquisition Proposal may reasonably be expected to constitute a breach of their fiduciary duties; provided, however, that (i) the Board of Trustees of

  BEC shall have been advised by outside counsel that notwithstanding a binding commitment to consummate an agreement of the nature of this Agreement entered into in the proper exercise of their applicable fiduciary duties, such fiduciary duties require the Board of Trustees to reconsider such commitment as a result of such Acquisition Proposal; (ii) the person making such Acquisition Proposal shall have acknowledged and agreed in writing to pay the termination and other fees set forth in Section 9.3 if such Acquisition Proposal is consummated or any other Acquisition Proposal is consummated with such person or any of its affiliates and (iii) prior to such termination, BEC shall, and shall cause its respective financial and legal advisors to, negotiate in good faith with CES to attempt to make such adjustments in the terms and conditions of this Agreement as would enable BEC to proceed with the transactions contemplated herein; provided, further, that BEC and CES acknowledge and affirm that notwithstanding anything in this Section 9.1(f) to the contrary, the parties hereto intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of an Acquisition Proposal, it being acknowledged and agreed that any Acquisition Proposal would interfere with the strategic advantages and benefits that the parties hereto expect to derive from the Mergers; or

     (g) by CES, by written notice to BEC, if (i) there shall have been any material breach of any representation or warranty, or any material breach of any covenant or agreement, of BEC hereunder, and such breach shall not have been remedied within twenty days after receipt by BEC of notice in writing from CES, specifying the nature of such breach and requesting that it be remedied; or (ii) the Board of Trustees of BEC (A) shall withdraw or modify in any manner adverse to CES its approval of this Agreement and the transactions contemplated hereby or its recommendation to its shareholders regarding the approval of this Agreement, (B) shall fail to reaffirm such approval or recommendation upon the request of CES, (C) shall approve or recommend and Acquisition Proposal or (D) shall resolve to take any of the actions specified in clause (A), (B) or (C); provided, however, that CES and BEC acknowledge and affirm that notwithstanding anything in clause
  (g)(ii) above to the contrary, the parties hereto intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of an Acquisition Proposal, it being acknowledged and agreed that any such offer or proposal would interfere with the strategic advantages that the parties hereto expect to derive from the Mergers; or

     (h) by BEC, by written notice to CES, if (i) there shall have been any material breach of any representation or warranty, or any material breach of any covenant or agreement, of CES hereunder, and such breach shall not have been remedied within twenty days after receipt by CES of notice in writing from BEC, specifying the nature of such breach and requesting that it be remedied; or (ii) the Board of Trustees of CES (A) shall withdraw or modify in any manner adverse to BEC its approval of this Agreement and the transactions contemplated hereby or its recommendation to its shareholders regarding the approval of this Agreement, (B) shall fail to reaffirm such approval or recommendation upon the request of BEC, (C) shall approve or recommend and Acquisition Proposal or (D) shall resolve to take any of the actions specified in clause (A), (B) or (C); provided, however, that BEC and CES acknowledge and affirm that notwithstanding anything in clause
  (h)(ii) above to the contrary, the parties hereto intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of an Acquisition Proposal, it being acknowledged and agreed that any such offer or proposal would interfere with the strategic advantages that the parties hereto expect to derive from the Mergers.

   Section 9.2 Effect of Termination. In the event of termination of this Agreement by either CES or BEC pursuant to Section 9.1 there shall be no liability on the part of either CES or BEC or their respective affiliates, officers or directors hereunder, except that (i) Section 7.1(c), Section 7.12,
Section 9.3, Section 10.7 and Section 10.8 shall survive the termination, and
(ii) nothing herein shall relieve any party from liability for any breach hereof.

   Section 9.3 Termination Fee; Expenses.

     (a) If this Agreement (i) is terminated at such time that this Agreement is terminable pursuant to Section 9.1 (g)(i) or Section 9.1 (h)(i) or (ii) is terminated pursuant to Section 9.1(e) or Section 9.1(f), then (A) in the event of such a termination pursuant to Section 9.1(e) or Section 1(h)(i), CES shall pay to BEC and (B) in the event of such a termination pursuant to
  Section 9.1(f) or Section 9.1 (g)(i), BEC shall pay to CES, promptly (but not later than five business days after such notice is received pursuant to
  Section 9.1(g)(i) or Section 9.1(h)(i) or is given pursuant to Section 9.1(e) or Section 9.1(f)) cash in an amount equal to all documented out-of-pocket expenses and fees incurred by the other party (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors arising out of, in connection with or related to the Mergers or the transactions contemplated by this Agreement) not in excess of $5 million; provided, however, that if this Agreement is terminated by a party as a result of a willful breach of a representation, warranty, covenant or agreement by the other party, the non-breaching party may pursue any remedies available to it at law or in equity and shall, in addition to the amount of out-of-pocket expenses set forth above, be entitled to recover such additional amounts as such non-breaching party may be entitled to receive at law or in equity.

     (b) Additional Termination Fees. If (i) this Agreement (w) is terminated by any party pursuant to Section 9.1(e) or Section 9.1(f), (x) is terminated following a failure of the shareholders of CES or BEC to grant the necessary approvals described in Section 4.18 or Section 5.18, (y) is terminated as a result of such party's material breach of Section 7.4 or
  (z) is terminated pursuant to Section 9.1(g)(i) or Section 9.1(h)(i) as a result of such party's breach, and (ii) at the time of such termination (or, in the case of clause (i)(x) above, prior to the meeting of such party's shareholders) there shall have been an Acquisition Proposal involving such party or its affiliates which at the time of such termination or of the meeting of such party's shareholders (x) shall not have been rejected by such party and its Board of Trustees and (y) shall not have been withdrawn by the third party and (iii) within two years of any such termination described in clause (i) above, the party hereto or the affiliate thereof that is the target of such Acquisition Proposal (a "Target Party") becomes a subsidiary or part of such offeror or a subsidiary or part of an affiliate of such offeror, or merges with or into the offeror or a subsidiary or affiliate of the offeror or enters into a definitive agreement to consummate an Acquisition Proposal with such offeror or affiliate thereof, then (A) in the event CES or one of its affiliates is the Target Party, CES shall pay to BEC and (B) in the event BEC or one of its affiliates is the Target Party, BEC shall pay to CES, at the closing of the transaction (and as a condition to the closing) in which such Target Party becomes such a subsidiary or part of such other Person or the closing of such Acquisition Proposal occurs, an additional termination fee equal to $35 million in cash.

     (c) Liquidated Damages: Prompt Payment. The parties agree that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated by the Agreement and constitute liquidated damages and not a penalty. If a party fails to promptly pay to the other any fee due hereunder, the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of BankBoston, N.A. from the date such fee was required to be paid.

   Section 9.4 Amendment. This Agreement may be amended by the respective Boards of Trustees of CES and BEC, at any time before or after approval hereof by the shareholders of CES and BEC and prior to the Effective Time, but after such approvals, no such amendment shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

   Section 9.5 Waiver. At any time prior to the Effective Time, the parties hereto may with respect to any other party hereto (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein, to the extent permitted by applicable law. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE X.

                               General Provisions

   Section 10.1 Non-Survival; Effect of Representations and Warranties.

     (a) All representations, warranties and agreements in this Agreement shall not survive the Mergers, except as otherwise provided in this Agreement and except for the agreements contained in this Section 10.1 and in Article II, Section 7.5 (Directors' and Officers' Indemnification),
  Section 7.9 (Certain Employee Agreements), Section 7.10 (Employee Benefit Plans), Section 7.11 (Share Plans), Section 7.12 (Expenses), Section 7.15 (Officers), Section 7.18 (Company's Board of Trustees), Section 10.6 (Parties in Interest) and Section 10.7 (Waiver of Jury Trial and Certain Damages). The representations, warranties and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any person controlling any such party or any of their officers or directors, whether prior to or after the execution of this Agreement.

     (b) No party may assert a claim for breach of any representation or warranty contained in this Agreement (whether by direct claim or counterclaim) except as provided in Section 9.3(a).

   Section 10.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered personally, (ii) sent by reputable overnight courier service, (iii) telecopied (which is confirmed), or (iv) five days after being mailed by registered or certified mail (return receipt requested) to BEC or CES at the following addresses (or at such other address for such party as shall be specified by like notice):

     (a) If to CES, to:

       Commonwealth Energy System
       One Main Street
       P.O. Box 9150
       Cambridge, Massachusetts 02142-9150
       Attention: Russell D. Wright, Chief Executive Officer

       Telephone: (617) 225-4600
       Telecopy: (617) 225-4831

       with a copy to:

       LeBoeuf, Lamb, Greene & MacRae, L.L.P.
       260 Franklin Street
       Boston, MA 02110

       Attention: Paul K. Connolly, Jr., Esq.

       Telephone: (617) 439-9500
       Telecopy: (617) 439-0341

     (b) If to BEC, to:

       BEC Energy
       800 Boylston Street
       Boston, Massachusetts 02199
       Attention: Thomas J. May, Chief Executive Officer

       Telephone: (617) 424-2000
       Telecopy: (617) 424-3204

       with a copy to:

       Ropes & Gray
       One International Place
       Boston, MA 02110-2624

       Attention: David A. Fine, Esq.

       Telephone: (617) 951-7000
       Telecopy: (617) 951-7050

   Section 10.3 Miscellaneous. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof other than the Confidentiality Agreement; (ii) shall not be assigned by operation of law or otherwise; and (iii) shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts executed in and to be fully performed in such Commonwealth without giving effect to its conflicts of law rules or principles.

   Section 10.4 Interpretation. When a reference is made in this Agreement to Articles, Sections or Exhibits, such reference shall be to an Article, Section or Exhibit of this Agreement, respectively, unless otherwise indicated. The terms "hereof" and "hereto" shall refer to this Agreement as a whole unless otherwise expressly indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes or including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

   Section 10.5 Counterparts; Effect. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

   Section 10.6 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except for rights of Indemnified Parties as set forth in Section 7.5, nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation.

   Section 10.7 Waiver of Jury Trial and Certain Damages. Each party to this Agreement waives, to the fullest extent permitted by applicable law, (i) any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement and (ii) without limitation to Section 9.3, any right it may have to receive damages from any other party based on any theory of liability for any special, indirect, consequential (including lost profits) or punitive damages.

   Section 10.8 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the Commonwealth of Massachusetts or in Massachusetts state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the Commonwealth of Massachusetts or any Massachusetts state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal or state court sitting in the Commonwealth of Massachusetts.

   Section 10.9 Massachusetts Business Trust.

     (a) The name "BEC Energy" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an Amended and Restated Declaration of Trust dated March 25, 1997, as amended from time to time, which is hereby referred to, and a copy of which, as amended, has been filed with the Secretary of The Commonwealth of Massachusetts. Any obligation, agreement, or liability made, entered into, or incurred by or on behalf of BEC binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.

     (b) The name "Commonwealth Energy System" means the trustee or trustees for the time being (as trustees but not individually) under a Declaration of Trust dated December 31, 1926, as amended, which is hereby referred to, and a copy of which has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into, or incurred by or on behalf of CES binds only the trust estate, and no shareholder, director, trustee, officer or agent assumes, or shall be held to, any liability by reason thereof.

     (c) The name "NSTAR" means the trustee or trustees for the time being (as trustee or trustees but not personally) under a Declaration of Trust dated April 20, 1999, as amended from time to time, which is hereby referred to, and a copy of which, as amended, has been filed with the Secretary of The Commonwealth of Massachusetts. Any obligation, agreement, or liability made, entered into, or incurred by or on behalf of NSTAR binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.

   Section 10.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

   Section 10.11 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

   In Witness Whereof, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                        BEC Energy

                                       By:

                                       /s/ Thomas J. May

                                        ---------------------------------------
                                       Name: Thomas J. May
                                       Title: Chairman, President and Chief
                                              Executive Officer

                                       Commonwealth Energy System

                                       By:

                                       /s/ Russell D. Wright

                                        ---------------------------------------
                                       Name: Russell D. Wright
                                       Title: President and Chief Executive
                                              Officer

                                       NSTAR

                                       By:

                                       /s/ Thomas J. May

                                        ---------------------------------------
                                       Name: Thomas J. May
                                       Title: Chairman of the Board and Chief
                                              Executive Officer

                                       /s/ Russell D. Wright

                                        ---------------------------------------
                                       Name: Russell D. Wright
                                       Title: President and Chief Operating
                                              Officer

                                       BEC Acquisition, LLC

                                       By NSTAR, its sole manager

                                       /s/ Thomas J. May

                                        ---------------------------------------
                                       Name: Thomas J. May
                                       Title: Chairman of the Board and Chief
                                              Executive Officer

                                       CES Acquisition, LLC

                                       By NSTAR, its sole manager

                                       /s/ Russell D. Wright

                                        ---------------------------------------
                                       Name: Russell D. Wright
                                       Title: President and Chief Operating
                                              Officer

   In signing below, Boston Energy Technology Group, Inc., COM/Energy Resources, Inc. and BEC Newco, Inc. hereby consent to the attached amendment and restatement of the Agreement and Plan of Merger by and among BEC Energy, Boston Energy Technology Group, Inc., Commonwealth Energy System, COM/Energy Resources, Inc. and BEC Newco, Inc., dated as of December 5, 1998.

                                     Boston Energy Technology Group, Inc.

                                     By:

                                     /s/ Thomas J. May
                                     ------------------------------------------
                                     Name: Thomas J. May
                                     Title: Chairman, President and Chief
                                     Executive Officer

                                     By:

                                     /s/ James J. Judge
                                     ------------------------------------------
                                     Name: James J. Judge
                                     Title: Senior Vice President and
                                     Treasurer

                                     COM/Energy Resources, Inc.

                                     By:

                                     /s/ James D. Rappoli
                                     ------------------------------------------
                                     Name: James D. Rappoli
                                     Title: Financial Vice President and
                                     Treasurer

                                     BEC Newco, Inc.

                                     By:

                                     /s/ Thomas J. May
                                     ------------------------------------------
                                     Name: Thomas J. May
                                     Title: Chairman, President and Chief
                                            Executive Officer

                                                           EXHIBIT 2.2(c)/2.3(c)

EXAMPLE ONE

   Assume that the Elective CES Cash Number is 2,500,000 and that the Elective BEC Cash Number is 4,500,000. This would occur if the CES shareholder elected to receive $110,250,000 ($44.10 X 2,500,000) of cash in the Merger, and the BEC shareholders elected to receive $198,450,000 of cash in the Merger ($44.10 X 4,500,000).

   Under the penultimate sentences of Section 2.2(c), the CES Cash Number would be increased by the lesser of:

     (i) 2,500,000 - 267,573.696, which is 232,426.304; or

     (ii) 4,535,147.392 - 4,500,000, which is 35,147.392.

   Because 35,147.392 is less than 232,426.304, the CES Cash Number would be increased by 35,147.392. This means that instead of receiving $100,000,000 of cash in the Merger, the CES shareholders would receive $101,550,000 ($44.10 X (2,267,573.696 + 35,147.392)).

   Under the last sentence of Section 2.3(c) the BEC Cash Number would be decreased by 35,147.392. This means that instead of receiving $200,000,000 of cash in the Merger, the BEC shareholders would receive $198,450,000 ($44.10 X (4,535,147.392 - 35,147.392)).

EXAMPLE TWO

   Assume that the Elective CES Cash Number is 2,000,000 and that the Elective BEC Cash Number is 5,000,000. This would occur if the CES shareholder elected to receive $88,200,000 ($44.10 X 2,000,000) of cash in the Merger, and the BEC shareholders elected to receive $220,500,000 of cash in the Merger ($44.10 X 5,000,000).

   Under the penultimate sentence of Section 2.3(c) the BEC Cash Number would be increased by the lesser of:

     (i) 5,000,000 - 4,535,147.392, which is 464,852.608; or

     (ii) 2,267,573.696 - 2,000,000), which is 267,573.696.

   Because 267,573.696 is less than 464,852.608, the BEC Cash Number would be increased by 267,573.696. This means that instead of receiving $200,000,000 of cash in the Merger, the BEC shareholders would receive $211,800,000 ($44.10 X (4,535,147.392 + 267,573.696)), and as explained below, under the last sentence of Section 2.2(c), the CES shareholders would receive $88,200,000.

   Under the last sentences of Section 2.2(c), the CES Cash Number would be decreased by 44.10 X 267,573.696, which is 11,800,000. This means that instead of receiving $100,000,000 of cash in the Merger, the CES shareholders would receive $88,200,000 ($44.10 X (2,267,573.696 - 267,573.696).

                                                                 EXHIBIT 7.16.1

                                   Agreement

   AGREEMENT made and entered into on this 11th day of May, 1999 by and between NSTAR (the "Company"), a Massachusetts business trust with its principal place of business at Boston, Massachusetts, and Thomas J. May (the "Executive"). This Agreement shall become effective on the effective date (the "Effective Date") of the merger transaction between BEC Energy ("BEC") and Commonwealth Energy System ("Commonwealth") pursuant to the Amended and Restated Agreement and Plan of Merger dated as of December 5, 1998 and amended and restated as of May 4, 1999 among BEC, Commonwealth, the Company, BEC Acquisition, LLC and CES Acquisition, LLC (the "Merger Agreement").

   WHEREAS, BEC, Commonwealth, the Company, BEC Acquisition, LLC and CES Acquisition, LLC have entered into the Merger Agreement, whereby Commonwealth and BEC will become subsidiaries of the Company (the "Merger"); and

   WHEREAS, BEC, Commonwealth and the Company wish to provide for the orderly succession of management of the Company following the Effective Date; and

   WHEREAS, subject to the terms and conditions hereinafter set forth, BEC, Commonwealth and the Company wish to provide for the employment by the Company of the Executive and the Executive wishes to accept such employment;

   NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions set forth in this Agreement, the parties hereby agree:

   1. Employment. Subject to the terms and conditions set forth in this Agreement, the Company hereby offers and the Executive hereby accepts employment.

   2. Term. Subject to earlier termination as hereafter provided, the Executive's employment hereunder shall be for a term of five (5) years, commencing on the Effective Date, and may be extended or renewed only by express written agreement signed by the Executive and an expressly authorized representative of the Board of Trustees of the Company (the "Board").

   3. Capacity and Performance.

     a. During the term hereof, the Executive shall serve the Company as its Chairman of the Board and Chief Executive Officer, subject to the direction and control of the Board. In addition, and without further compensation, the Executive shall serve as a trustee of the Company's direct wholly-owned subsidiaries.

     b. During the term hereof, the Executive shall be employed by the Company on a full-time basis and shall perform the duties and responsibilities of his position and such other duties and responsibilities on behalf of the Company and its Affiliates as may reasonably be designated from time to time by the Board.

     c. During the term hereof, the Executive shall devote his full business time and his best efforts, business judgment, skill and knowledge exclusively to the advancement of the business and interests of the Company and its Affiliates and to the discharge of his duties and responsibilities hereunder. The Employee shall not engage in any other business activity for compensation during the term hereof, but may participate in industry, trade, professional, charitable and community activities so long as the Board is informed of such activities and so long as such activities do not conflict with the interests of the Company and its Affiliates or interfere with the discharge of the Executive's duties and responsibilities to the Company and its Affiliates.

     d. The Company agrees to propose to the shareholders of the Company at each appropriate Annual Meeting of such shareholders during the term hereof the election or reelection of the Executive as a member of the Board, provided that the Executive is otherwise eligible for such election.

   4. Compensation and Benefits. As compensation for all services performed by the Executive under and during the term hereof and subject to performance of the Executive's duties and of the obligations of the Executive to the Company and its Affiliates, pursuant to this Agreement or otherwise:

     a. Base Salary. During the term hereof, the Company shall pay the Executive a base salary at the rate determined by the Board of Trustees consistent with the Company's current compensation practices, payable in accordance with the payroll practices of the Company for its executives and subject to increase from time to time by the Board, in its sole discretion. Such base salary, as from time to time increased, is hereafter referred to as the "Base Salary."

     b. Incentive Compensation. The Executive shall be entitled to participate in any incentive compensation programs made available to executives of the Company generally, in accordance with the terms thereof, as in effect from time to time, as determined by the Board of Trustees consistent with the Company's current compensation practices.

     c. Supplemental Executive Retirement Plan. The Executive shall be entitled to participate in the Company's Supplemental Executive Retirement Plan ("SERP") on the same terms applicable to executives of the Company generally, as in effect from time to time.

     d. Vacations. During the term hereof, the Executive shall be entitled to vacation pursuant to the Company's policy for senior executive officers but not less than six (6) weeks of vacation per annum, to be taken at such times and intervals as shall be determined by the Executive, subject to the reasonable business needs of the Company.

     e. Other Benefits. During the term hereof, the Executive shall be entitled to participate in any and all benefit plans and programs from time to time in effect for executives of the Company generally, except to the extent such plans are in a category of benefit otherwise provided to the Executive hereunder (e.g., severance pay plans). Such participation shall be subject to the terms of the applicable plan documents and generally applicable Company policies. The Company may alter, modify, add to or delete its employee benefit plans and programs at any time as it, in its sole judgment, determines to be appropriate.

     f. Business Expenses. The Company shall pay or reimburse the Executive for all reasonable and necessary business expenses incurred or paid by the Executive in the performance of his duties and responsibilities hereunder, subject to any maximum annual limit and other restrictions on such expenses set by the Board and to such reasonable substantiation and documentation as may be specified by the Company from time to time.

   5. Termination of Employment and Severance Benefits. Notwithstanding the provisions of Section 2 hereof, the Executive's employment hereunder shall terminate prior to the expiration of the term under the following circumstances:

     a. Death. In the event of the Executive's death during the term hereof, the Executive's employment hereunder shall immediately and automatically terminate. In that event, the Company shall pay to the Executive's designated beneficiary or, if no beneficiary has been designated by the Executive, to his estate, any Base Salary earned and unpaid, and any vacation time accrued and unpaid, through the date of death, and any incentive compensation that is earned but unpaid, pro-rated through the date of his death.

     b. Disability.

       i. The Company may terminate the Executive's employment hereunder, upon notice to the Executive, in the event that the Executive becomes disabled during his employment hereunder through any illness, injury, accident or condition of either a physical or psychological nature and, as a result, is unable to perform substantially all of his duties and responsibilities hereunder for one hundred and eighty (180) days during any period of three hundred and sixty-five (365) consecutive calendar days.

       ii. The Board may designate another employee to act in the Executive's place during any period of the Executive's disability. Notwithstanding any such designation, the Executive shall continue to receive the Base Salary in accordance with Section 4.a and benefits in accordance with Sections 4.c, 4.d and 4.e, to the extent permitted by the then-current terms of the applicable benefit plans, until the Executive becomes eligible for disability income benefits under the Company's disability income plan or until the termination of his employment, whichever shall first occur.

       iii. While receiving disability income payments under the Company's disability income plan, the Executive shall not be entitled to receive any Base Salary under Section 4.a hereof, but shall continue to participate in Company benefit plans in accordance with Sections 4.c, 4.d and 4.e and the terms of such plans, until the termination of his employment.

       iv. If any question shall arise as to whether during any period the Executive is disabled through any illness, injury, accident or condition of either a physical or psychological nature so as to be unable to perform substantially all of his duties and responsibilities hereunder, the Executive may, and at the request of the Company shall, submit to a medical examination by a physician selected by the Company to whom the Executive or his duly appointed guardian, if any, has no reasonable objection to determine whether the Executive is so disabled and such determination shall for the purposes of this Agreement be conclusive of the issue. If such question shall arise and the Executive shall fail to submit to such medical examination, the Company's determination of the issue shall be binding on the Executive.

     c. By the Company for Cause. The Company may terminate the Executive's employment hereunder for Cause at any time during the term hereof upon notice to the Executive pursuant to a vote of the Board of Trustees (at which meeting the Executive was given an opportunity to be heard) setting forth in reasonable detail the nature of such Cause. The following, as determined by the Board in its reasonable judgment, shall constitute Cause for termination: (a) commission of a felony or gross neglect of duty by the Executive which is intended to result in substantial personal enrichment of the Executive at the expense of the Company, (b) conviction of a crime involving moral turpitude or (c) willful failure by the Executive of his duties to the Company which failure is deliberate on the Executive's part and results in material injury to the Company. For purposes of this definition of Cause, no act or omission shall be considered to have been "willful" unless it was not in good faith and the Executive had knowledge at the time that the act or omission was not in the best interest of the Company. Any act, or failure to act, based on authority given pursuant to a resolution duly adopted by the Board or based on the advice of counsel of the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interest of the Company. Upon the giving of notice of termination of the Executive's employment hereunder for Cause, the Company shall have no further obligation or liability to the Executive, other than for Base Salary earned and unpaid at the date of termination and vacation time accrued but unused on that date.

     d. By the Company Other than for Cause. The Company may terminate the Executive's employment hereunder other than for Cause at any time upon notice to the Executive.

     e. By the Executive for Good Reason. The Executive may terminate his employment hereunder for Good Reason, upon notice to the Company setting forth in reasonable detail the nature of such Good Reason. The following shall constitute Good Reason for termination by the Executive: (i) failure of the Company to continue the Executive in the position of Chief Executive Officer; (ii) failure of the Company to provide Executive with Base Salary and target incentive compensation in any year at least equal to the amount of Base Salary and target incentive compensation payable to Executive during the first year of this Agreement, (iii) material diminution in the nature or scope of the Executive's responsibilities, duties or authority; provided, however, that any diminution of the business of the Company or any of its Affiliates, including without limitation the sale or transfer of any or all of the assets of any of the Affiliates, shall not constitute "Good Reason"; (iv) material failure of the Company to provide the Executive the Base Salary and benefits in accordance with the terms of
  Section 4 hereof; or (v) the Company's relocation of the Executive's office outside the Greater Boston Metropolitan Area, in each case, without the Executive's consent.

     f. By the Executive Other than for Good Reason. The Executive may terminate his employment hereunder at any time upon three (3) months' notice to the Company, unless such termination would violate any obligation of the Executive to the Company under the Change in Control Agreement between the Executive and BEC dated July 9, 1996 (the "Change in Control Agreement") or other agreement between the Executive and BEC or the Company. In the event of termination of the Executive's employment pursuant to this Section 5.f, the Board may elect to waive the period of notice, or any portion thereof, and, if the Board so elects, the Company will pay the Executive his Base Salary for the notice period (or for any remaining portion of the period).

     g. Upon a Change in Control. In the event that there occurs a Change in Control, as defined in the Change in Control Agreement, any compensation or other benefits to which the Executive is entitled upon termination of his employment shall be governed exclusively by the Change in Control Agreement, which compensation and benefits shall be in lieu of any compensation or benefits to which the Executive would otherwise have been entitled under Section 6 hereof.

     h. Post-Agreement Employment. In the event the Executive remains in the employ of the Company or any of its Affiliates following termination of this Agreement, by the expiration of the term or otherwise, then such employment shall be at will.

   6. Effect of Termination.

     a. In the event of termination of the Executive's employment in accordance with Section 5.d or 5.e during the term hereof, and provided that no benefits are payable under the Change in Control Agreement in accordance with Section 5.g. hereof, the Company shall provide the Executive the following:

       (i) The Company shall pay the Executive any Base Salary earned but unpaid on the date of termination and shall pay the Executive for any vacation time accrued but unused as of that date.

       (ii) During a period equal to the remainder of the term of this Agreement on the date of termination of the Executive's employment (the "Severance Pay Period"), the Company shall continue to pay the Executive the Base Salary, at the rate in effect on the date of termination, such payments to be made in accordance with the Company's regular payroll practices and at the Company's regular payroll periods.

       (iii) During the Severance Pay Period, the Company shall pay the Executive incentive compensation calculated on the basis of the incentive compensation paid to the Executive in the most recently completed fiscal year, pro-rated for any partial fiscal year during the Severance Pay Period and payable at such time or times as incentive compensation is paid to executives of the Company generally.

       (iv) The Company shall pay the Executive, within 30 days following the date of termination of his employment, an amount equal to the excess of (1) the lump-sum actuarial equivalent of the accrued benefit under (A) the Company's qualified defined benefit Retirement Plan (the "Retirement Plan") and (B) the SERP which the Executive would receive if the Executive's employment had continued during the Severance Pay Period, assuming for these purposes that all accrued benefits are fully vested and further assuming that the Executive's annual compensation for purposes of determining benefits under the Retirement Plan and SERP ("Covered Compensation") shall be as set forth in subsections (ii) and
    (iii) immediately above, over (2) the lump-sum actuarial equivalent of the Executive's actual accrued benefit (paid or payable), if any, under the Retirement Plan and the SERP as of the date of termination.

       (v) The Executive, together with his dependents, will continue during the Severance Pay Period to participate fully at the Company's expense in all welfare benefit plans and programs maintained or sponsored by the Company in which they were participating on the date the Executive's employment terminated or receive substantially the equivalent coverage (or the full value thereof in cash) from the Company; provided, however, that if the Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for any retiree benefits pursuant to such plans or programs, the Executive shall be considered to have remained employed throughout the Severance Pay Period and to have retired on the last day of such Period.

     b. Provision by the Company of any compensation and benefits due the Executive in accordance with Section 5 or this Section 6, as applicable, shall constitute the entire obligation of the Company to the Executive. Acceptance by the Executive of performance by the Company shall constitute full settlement of any claim that the Executive might otherwise assert against the Company, its Affiliates or any of their shareholders, trustees, directors, officers, employees or agents, successors or assigns on account of such termination.

     c. Any restricted share, share option or cash award granted to the Executive by the Company which is vested on the date of termination of the Executive's employment shall be governed in accordance with the provisions of each such grant. Any restricted share, share option or cash award not vested on the date of termination shall be forfeited as of that date.

     d. Provisions of this Agreement shall survive any termination of this Agreement, by expiration of the term or otherwise, if so provided herein or if necessary or desirable fully to accomplish the purposes of such provision, including without limitation the obligations of the Executive under Sections 7 and 8 hereof. The obligation of the Company to make payments to or on behalf of the Executive under Section 5.d or 5.e hereof is expressly conditioned upon the Executive's continued full performance of obligations under Sections 7 and 8 hereof. The Executive recognizes that, except as expressly provided in Section 5.d or 5.e, no compensation is earned after termination of employment.

   7. Confidential Information.

     a. The Executive acknowledges that the Company and its Affiliates continually develop Confidential Information, that the Executive may develop Confidential Information for the Company or its Affiliates and that the Executive may learn of Confidential Information during the course of employment. The Executive will comply with the policies and procedures of the Company and its Affiliates for protecting Confidential Information and shall never disclose to any Person (except as required by applicable law or for the proper performance of his duties and responsibilities to the Company and its Affiliates), or use for his own benefit or gain or that of another Person, any Confidential Information obtained by the Executive incident to his employment or other association with the Company or any of its Affiliates. The Executive understands that this restriction shall continue to apply after his employment terminates, regardless of the reason for such termination.

     b. All documents, records, tapes and other media of every kind and description relating to the business, present or otherwise, of the Company or its Affiliates and any copies, in whole or in part, thereof (the "Documents"), whether or not prepared by the Executive, shall be the sole and exclusive property of the Company and its Affiliates. The Executive shall safeguard all Documents and shall surrender to the Company at the time his employment terminates, or at such earlier time or times as the Board or its designee may specify, all Documents then in the Executive's possession or control.

   8. Restricted Activities. The Executive agrees that some restrictions on his activities during and after his employment are necessary to protect the goodwill, Confidential Information and other legitimate interests of the Company and its Affiliates:

     a. While the Executive is employed by the Company and, in the event of termination of the Executive's employment under Section 5.d or 5.e hereof, throughout the Severance Pay Period, the Executive shall not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, compete with the Company or any of its Affiliates within Massachusetts or undertake any planning for any business competitive with the Company or any of its Affiliates. Specifically, but without limiting the foregoing, the Executive agrees not to engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of the Company or any of its Affiliates as conducted or under consideration at any time during the Executive's employment.

     b. The Executive further agrees that while he is employed by the Company and for a period of one year following termination of his employment with the Company, however effected, the Executive will not, directly or indirectly, hire or attempt to hire any employee of the Company or any of its Affiliates, assist in such hiring by any Person, encourage any such employee to terminate his or her relationship with the Company or any of its Affiliates, or solicit or encourage any customer or vendor of the Company or any of its Affiliates, or any independent contractor providing services to the Company or any of its Affiliates, to terminate its relationship with them, or, in the case of a customer, to conduct with any Person any business or activity which such customer conducts or could conduct with the Company or any of its Affiliates.

   9. Enforcement of Covenants. The Executive acknowledges that he has carefully read and considered all the terms and conditions of this Agreement, including the restraints imposed upon him pursuant to Sections 7 and 8 hereof. The Executive agrees that said restraints are necessary for the reasonable and proper protection of the Company and its Affiliates and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area. The Executive further acknowledges that, were he to breach any of the covenants contained in Sections 7 or 8 hereof, the damage to the Company would be irreparable. The Executive therefore agrees that the Company, in addition to any other remedies available to it, shall be entitled to preliminary and permanent injunctive relief against any breach or threatened breach by the Executive of any of said covenants, without having to post bond. The parties further agree that, in the event that any provision of Section 7 or 8 hereof shall be determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time, too large a geographic area or too great a range of activities, such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law.

   10. Conflicting Agreements. The Executive hereby represents and warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which the Executive is a party or is bound and that the Executive is not now subject to any covenants against competition or similar covenants or other obligations to third parties that would affect the performance of his obligations hereunder. The Executive will not disclose to or use on behalf of the Company any proprietary information of a third party without such party's consent.

   11. Definitions. Words or phrases which are initially capitalized or are within quotation marks shall have the meanings provided in this Section 11 and as provided elsewhere herein. For purposes of this Agreement, the following definitions apply:

     a. "Affiliates" means all persons and entities directly or indirectly controlling, controlled by or under common control with the Company, where control may be by either management authority or equity interest.

     b. "Confidential Information" means any and all information of the Company and its Affiliates that is not generally known by others with whom they compete or do business, or with whom they plan to compete or do business, and any and all information, publicly known in whole or in part or not, which, if disclosed by the Company or its Affiliates would assist in competition against them. Confidential Information includes without limitation such information relating to (i) the development, research, testing, manufacturing, marketing and financial activities of the Company and its Affiliates, (ii) the products and services of the Company and its Affiliates, (iii) the costs, sources of supply, financial performance and strategic plans of the Company and its Affiliates, (iv) the identity and special needs of the customers of the Company and its Affiliates and (v) the people and organizations with whom the Company and its Affiliates have business relationships and those relationships. Confidential Information also includes any information that was received by the Company or any of its Affiliates with any understanding, express or implied, that it would not be disclosed and any and all other information treated as confidential by the Company or any of its Affiliates.

     c. "Person" means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than the Company or any of its Affiliates.

   12. Withholding. All payments made by the Company under this Agreement shall be reduced by any tax or other amounts required to be withheld by the Company under applicable law.

   13. Assignment. Neither the Company nor the Executive may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other; provided, however, that the Company may assign its rights and obligations under this Agreement without the consent of the Executive in the event that the Company shall hereafter affect a reorganization, consolidate with, or merge into, any Person or Affiliate or transfer all or substantially all of its properties or assets to any Person or Affiliate. This Agreement shall inure to the benefit of and be binding upon the Company and the Executive, their respective successors, executors, administrators, heirs and permitted assigns.

   14. Severability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

   15. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

   16. Notices. Any and all notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be effective when delivered in person or deposited in the United States mail, postage prepaid, registered or certified, and addressed to the Executive at his last known address on the books of the Company or, in the case of the Company, at its principal place of business, attention of the Chairman of the Board, or to such other address as either party may specify by notice to the other actually received.

   17. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior communications, agreements and understandings, written or oral, with respect to the terms and conditions of the Executive's employment; provided, however, that this Agreement shall not terminate or supersede the Change in Control Agreement or any additional obligations of the Executive pursuant to any other agreement with respect to the confidential information or the like or with respect to any restrictions on the activities of the Employee or the like or with respect to the securities of the Company.

   18. Amendment. This Agreement may be amended or modified only by a written instrument signed by the Executive and by a expressly authorized representative of the Board.

   19. Headings. The headings and captions in this Agreement are for convenience only and in no way define or describe the scope or content of any provision of this Agreement.

   20. Counterparts. his Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

   21. Governing Law. This is a Massachusetts contract and shall be construed and enforced under and be governed in all respects by the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

   IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the Company, by its duly authorized representative, and by the Executive, as of the date first above written.

   THE EXECUTIVE:                            NSTAR

   /s/ Thomas J. May
  -----------------------------              By: /s/ Russell D. Wright
   Thomas J. May                                -------------------------------
                                                 Russell D. Wright

                                                 President, Chief Operating
                                                 Officer
                                                 and Clerk

                                                                 EXHIBIT 7.16.2

                                   Agreement

   AGREEMENT made and entered into on this 11th day of May, 1999 by and between NSTAR (the "Company"), a Massachusetts business trust with its principal place of business at Boston, Massachusetts, and Russell D. Wright (the "Executive"). This Agreement shall become effective on the effective date (the "Effective Date") of the merger transaction between BEC Energy ("BEC") and Commonwealth Energy System ("Commonwealth") pursuant to the Amended and Restated Agreement and Plan of Merger dated as of December 5, 1998 and amended and restated as of May 4, 1999 among BEC, Commonwealth, the Company, BEC Acquisition, LLC and CES Acquisition, LLC (the "Merger Agreement").

   WHEREAS, BEC, Commonwealth, the Company, BEC Acquisition, LLC and CES Acquisition, LLC have entered into the Merger Agreement, whereby Commonwealth and BEC will become subsidiaries of the Company (the "Merger"); and

   WHEREAS, BEC, Commonwealth and the Company wish to provide for the orderly succession of management of the Company following the Effective Date; and

   WHEREAS, subject to the terms and conditions hereinafter set forth, BEC, Commonwealth and the Company wish to provide for the employment by the Company of the Executive and the Executive wishes to accept such employment;

   NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions set forth in this Agreement, the parties hereby agree:

   1. Employment. Subject to the terms and conditions set forth in this Agreement, the Company hereby offers and the Executive hereby accepts employment.

   2. Term. Subject to earlier termination as hereafter provided, the Executive's employment hereunder shall be for a term of five (5) years, commencing on the Effective Date, and may be extended or renewed only by express written agreement signed by the Executive and an expressly authorized representative of the Company.

   3. Capacity and Performance.

     a. During the term hereof, the Executive shall serve the Company as its President and Chief Operating Officer, subject to the direction and control of the Company's Chief Executive Officer (the "CEO") and the Board of Trustees of the Company (the "Board"). In addition, and without further compensation, the Executive shall serve as vice chairman and a director of the Company's direct wholly-owned subsidiaries.

     b. During the term hereof, the Executive shall be employed by the Company on a full-time basis and shall perform the duties and responsibilities of his position and such other duties and responsibilities on behalf of the Company and its Affiliates as may reasonably be designated from time to time by the CEO or the Board.

     c. During the term hereof, the Executive shall devote his full business time and his best efforts, business judgment, skill and knowledge exclusively to the advancement of the business and interests of the Company and its Affiliates and to the discharge of his duties and responsibilities hereunder. The Employee shall not engage in any other business activity for compensation during the term hereof, but may participate in industry, trade, professional, charitable and community activities so long as the Board or the CEO is informed of such activities and so long as such activities do not conflict with the interests of the Company and its Affiliates or interfere with the discharge of the Executive's duties and responsibilities to the Company and its Affiliates.

     d. The Company agrees to propose to the shareholders of the Company at each appropriate Annual Meeting of such shareholders during the term hereof the election or reelection of the Executive as a member of the Board, provided that the Executive is otherwise eligible for such election.

   4. Compensation and Benefits. As compensation for all services performed by the Executive under and during the term hereof and subject to performance of the Executive's duties and of the obligations of the Executive to the Company and its Affiliates, pursuant to this Agreement or otherwise:

     a. Base Salary. During the term hereof, the Company shall pay the Executive a base salary at a rate determined by the Board of Trustees consistent with the Company's current compensation practices (provided that the Executive's initial base salary shall be in a range of 75%-80% of the base salary of the Company's CEO), payable in accordance with the payroll practices of the Company for its executives and subject to increase from time to time by the Board, in its sole discretion. Such base salary, as from time to time increased, is hereafter referred to as the "Base Salary."

     b. Incentive Compensation. The Executive shall be entitled to participate in any incentive compensation programs made available to executives of the Company generally, in accordance with the terms thereof, as in effect from time to time, determined by the Board of Trustees consistent with the Company's current compensation practices .

     c. Supplemental Executive Retirement Plan. The Executive shall be entitled to participate in the Company's Supplemental Executive Retirement Plan ("SERP") on the same terms applicable to executives of the Company generally, as in effect from time to time with credit for years of service at Commonwealth; provided, however, that the annual retirement benefit which the Executive shall be entitled to receive under the SERP shall be not less than the amount the Executive would have received had the Commonwealth supplemental retirement plans continued in effect through the date of Executive's termination of employment based on Executive's salary at the effective date of this Agreement.

     d. Vacations. During the term hereof, the Executive shall be entitled to vacation pursuant to the Company's policy for senior executive officers but not less than six (6) weeks of vacation per annum, to be taken at such times and intervals as shall be determined by the Executive, subject to the reasonable business needs of the Company.

     e. Other Benefits. During the term hereof, the Executive shall be entitled to participate in any and all benefit plans and programs from time to time in effect for executives of the Company generally, except to the extent such plans are in a category of benefit otherwise provided to the Executive hereunder (e.g., severance pay plans). Such participation shall be subject to the terms of the applicable plan documents and generally applicable Company policies. The Company may alter, modify, add to or delete its employee benefit plans and programs at any time as it, in its sole judgment, determines to be appropriate.

     f. Business Expenses. The Company shall pay or reimburse the Executive for all reasonable and necessary business expenses incurred or paid by the Executive in the performance of his duties and responsibilities hereunder, subject to any maximum annual limit and other restrictions on such expenses set by the Board and to such reasonable substantiation and documentation as may be specified by the Company from time to time.

   5. Termination of Employment and Severance Benefits. Notwithstanding the provisions of Section 2 hereof, the Executive's employment hereunder shall terminate prior to the expiration of the term under the following circumstances:

     a. Death. In the event of the Executive's death during the term hereof, the Executive's employment hereunder shall immediately and automatically terminate. In that event, the Company shall pay to the Executive's designated beneficiary or, if no beneficiary has been designated by the Executive, to his estate, any Base Salary earned and unpaid, and any vacation time accrued and unpaid, through the date of death, and any incentive compensation that is earned but unpaid, pro-rated through the date of his death.

     b. Disability.

       i. The Company may terminate the Executive's employment hereunder, upon notice to the Executive, in the event that the Executive becomes disabled during his employment hereunder through any illness, injury, accident or condition of either a physical or psychological nature and, as a result, is unable to perform substantially all of his duties and responsibilities hereunder for one hundred and eighty (180) days during any period of three hundred and sixty-five (365) consecutive calendar days.

       ii. The Board may designate another employee to act in the Executive's place during any period of the Executive's disability. Notwithstanding any such designation, the Executive shall continue to receive the Base Salary in accordance with Section 4.a and benefits in accordance with Sections 4.c, 4.d and 4.e, to the extent permitted by the then-current terms of the applicable benefit plans, until the Executive becomes eligible for disability income benefits under the Company's disability income plan or until the termination of his employment, whichever shall first occur.

       iii. While receiving disability income payments under the Company's disability income plan, the Executive shall not be entitled to receive any Base Salary under Section 4.a hereof, but shall continue to participate in Company benefit plans in accordance with Sections 4.c, 4.d and 4.e and the terms of such plans, until the termination of his employment.

       iv. If any question shall arise as to whether during any period the Executive is disabled through any illness, injury, accident or condition of either a physical or psychological nature so as to be unable to perform substantially all of his duties and responsibilities hereunder, the Executive may, and at the request of the Company shall, submit to a medical examination by a physician selected by the Company to whom the Executive or his duly appointed guardian, if any, has no reasonable objection to determine whether the Executive is so disabled and such determination shall for the purposes of this Agreement be conclusive of the issue. If such question shall arise and the Executive shall fail to submit to such medical examination, the Company's determination of the issue shall be binding on the Executive.

     c. By the Company for Cause. The Company may terminate the Executive's employment hereunder for Cause at any time during the term hereof upon notice pursuant to a vote of the Board of Trustees (at which meeting the Executive was given an opportunity to be heard) to the

  Executive setting forth in reasonable detail the nature of such Cause. The following, as determined by the Board in its reasonable judgment, shall constitute Cause for termination: (a) commission of a felony or gross neglect of duty by the Executive which is intended to result in substantial personal enrichment of the Executive at the expense of the Company, (b) conviction of a crime involving moral turpitude or (c) willful failure by the Executive of his duties to the Company which failure is deliberate on the Executive's part and results in material injury to the Company. For purposes of this definition of Cause, no act or omission shall be considered to have been "willful" unless it was not in good faith and the Executive had knowledge at the time that the act or omission was not in the best interest of the Company. Any act, or failure to act, based on authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or another senior officer of the Company or based on the advice of counsel of the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interest of the Company. Upon the giving of notice of termination of the Executive's employment hereunder for Cause, the Company shall have no further obligation or liability to the Executive, other than for Base Salary earned and unpaid at the date of termination and vacation time accrued but unused on that date.

     d. By the Company Other than for Cause. The Company may terminate the Executive's employment hereunder other than for Cause at any time upon notice to the Executive.

     e. By the Executive for Good Reason. The Executive may terminate his employment hereunder for Good Reason, upon notice to the Company setting forth in reasonable detail the nature of such Good Reason. The following shall constitute Good Reason for termination by the Executive: (i) failure of the Company to continue the Executive in the position of President and Chief Operating Officer; (ii) failure of the Company to provide Executive with Base Salary and target incentive compensation in any year at least equal to the amount of Base Salary and target incentive compensation payable to Executive during the first year of this Agreement, (iii) material diminution in the nature or scope of the Executive's responsibilities, duties or authority; provided, however, that any diminution of the business of the Company or any of its Affiliates, including without limitation the sale or transfer of any or all of the assets of any of the Affiliates, shall not constitute "Good Reason"; (iv) material failure of the Company to provide the Executive the Base Salary and benefits in accordance with the terms of Section 4 hereof; or (v) the Company's relocation of the Executive's office outside the Greater Boston Metropolitan Area, in each case, without the Executive's consent.

     f. By the Executive Other than for Good Reason. The Executive may terminate his employment hereunder at any time upon three (3) months' notice to the Company, unless such termination would violate any obligation of the Executive to the Company under a separate severance agreement. In the event of termination of the Executive's employment pursuant to this
  Section 5.f, the Board may elect to waive the period of notice, or any portion thereof, and, if the Board so elects, the Company will pay the Executive his Base Salary for the notice period (or for any remaining portion of the period).

     g. Upon a Change in Control. In the event that there occurs a Change in Control, as defined in the Change in Control Agreement between the Executive and the Company of even date (the "Change in Control Agreement"), any compensation or other benefits to which the Executive is entitled upon termination of his employment shall be governed exclusively by the Change in Control Agreement, which compensation and benefits shall be in lieu of any compensation or benefits to which the Executive would otherwise have been entitled under Section 6 hereof.

     h. Post-Agreement Employment. In the event the Executive remains in the employ of the Company or any of its Affiliates following termination of this Agreement, by the expiration of the term or otherwise, then such employment shall be at will.

   6. Effect of Termination.

     a. In the event of termination of the Executive's employment in accordance with Section 5.d or 5.e during the term hereof, and provided that no benefits are payable under the Change in Control Agreement in accordance with Section 5.g. hereof, the Company shall provide the Executive the following:

     (i) The Company shall pay the Executive any Base Salary earned but unpaid on the date of termination and shall pay the Executive for any vacation time accrued but unused as of that date.

     (ii) During a period equal to the remainder of the term of this Agreement on the date of termination of the Executive's employment (the "Severance Pay Period"), the Company shall continue to pay the Executive the Base Salary, at the rate in effect on the date of termination, such payments to be made in accordance with the Company's regular payroll practices and at the Company's regular payroll periods.

     (iii) During the Severance Pay Period, the Company shall pay the Executive incentive compensation calculated on the basis of the incentive compensation paid to the Executive in the most recently completed fiscal year, pro-rated for any partial fiscal year during the Severance Pay Period and payable at such time or times as incentive compensation is paid to executives of the Company generally. In the event that the Executive's employment terminates prior to the close of the first fiscal year following the Effective Date, incentive compensation payable to the Executive during the Severance Pay Period shall be calculated on the basis of the Executive's target bonus under the applicable incentive compensation plan or plans.

     (iv) The Company shall pay the Executive, within 30 days following the date of termination of his employment, an amount equal to the excess of (1) the lump-sum actuarial equivalent of the accrued benefit under (A) the Company's qualified defined benefit Retirement Plan (the "Retirement Plan") and (B) the SERP which the Executive would receive if the Executive's employment had continued during the Severance Pay Period, assuming for these purposes that all accrued benefits are fully vested and further assuming that the Executive's annual compensation for purposes of determining benefits under the Retirement Plan and SERP ("Covered Compensation") shall be as set forth in subsections (ii) and (iii) immediately above, over (2) the lump-sum actuarial equivalent of the Executive's actual accrued benefit (paid or payable), if any, under the Retirement Plan and the SERP as of the date of termination.

     (v) The Executive, together with his dependents, will continue during the Severance Pay Period to participate fully at the Company's expense in all welfare benefit plans and programs maintained or sponsored by the Company in which they were participating on the date the Executive's employment terminated or receive substantially the equivalent coverage (or the full value thereof in cash) from the Company; provided, however, that if the Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for any retiree benefits pursuant to such plans or programs, the Executive shall be considered to have remained employed throughout the Severance Pay Period and to have retired on the last day of such Period.

     b. Provision by the Company of any compensation and benefits due the Executive in accordance with Section 5 or this Section 6, as applicable, shall constitute the entire obligation of the Company to the Executive. Acceptance by the Executive of performance by the Company shall constitute full settlement of any claim that the Executive might otherwise assert against the Company, its Affiliates or any of their shareholders, trustees, directors, officers, employees or agents, successors or assigns on account of such termination.

     c. Any restricted share, share option or cash award granted to the Executive by the Company which is vested on the date of termination of the Executive's employment shall be governed in accordance with the provisions of each such grant. Any restricted share, share option or cash award not vested on the date of termination shall be forfeited as of that date.

     d. Provisions of this Agreement shall survive any termination of this Agreement, by expiration of the term or otherwise, if so provided herein or if necessary or desirable fully to accomplish the purposes of such provision, including without limitation the obligations of the Executive under Sections 7 and 8 hereof. The obligation of the Company to make payments to or on behalf of the Executive under Section 5.d or 5.e hereof is expressly conditioned upon the Executive's continued full performance of obligations under Sections 7 and 8 hereof. The Executive recognizes that, except as expressly provided in Section 5.d or 5.e, no compensation is earned after termination of employment.

   7. Confidential Information.

     a. The Executive acknowledges that the Company and its Affiliates continually develop Confidential Information, that the Executive may develop Confidential Information for the Company or its Affiliates and that the Executive may learn of Confidential Information during the course of employment. The Executive will comply with the policies and procedures of the Company and its Affiliates for protecting Confidential Information and shall never disclose to any Person (except as required by applicable law or for the proper performance of his duties and responsibilities to the Company and its Affiliates), or use for his own benefit or gain or that of another Person, any Confidential Information obtained by the Executive incident to his employment or other association with the Company or any of its Affiliates. The Executive understands that this restriction shall continue to apply after his employment terminates, regardless of the reason for such termination.

     b. All documents, records, tapes and other media of every kind and description relating to the business, present or otherwise, of the Company or its Affiliates and any copies, in whole or in part, thereof (the "Documents"), whether or not prepared by the Executive, shall be the sole and exclusive property of the Company and its Affiliates. The Executive shall safeguard all Documents and shall surrender to the Company at the time his employment terminates, or at such earlier time or times as the Board or its designee may specify, all Documents then in the Executive's possession or control.

   8. Restricted Activities. The Executive agrees that some restrictions on his activities during and after his employment are necessary to protect the goodwill, Confidential Information and other legitimate interests of the Company and its Affiliates:

     a. While the Executive is employed by the Company and, in the event of termination of the Executive's employment under Section 5.d or 5.e hereof, throughout the Severance Pay Period, the Executive shall not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, compete with the Company or any of its

  Affiliates within Massachusetts or undertake any planning for any business competitive with the Company or any of its Affiliates. Specifically, but without limiting the foregoing, the Executive agrees not to engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of the Company or any of its Affiliates as conducted or under consideration at any time during the Executive's employment.

     b. The Executive further agrees that while he is employed by the Company and for a period of one year following termination of his employment with the Company, however effected, the Executive will not, directly or indirectly, hire or attempt to hire any employee of the Company or any of its Affiliates, assist in such hiring by any Person, encourage any such employee to terminate his or her relationship with the Company or any of its Affiliates, or solicit or encourage any customer or vendor of the Company or any of its Affiliates, or any independent contractor providing services to the Company or any of its Affiliates, to terminate its relationship with them, or, in the case of a customer, to conduct with any Person any business or activity which such customer conducts or could conduct with the Company or any of its Affiliates.

   9. Enforcement of Covenants. The Executive acknowledges that he has carefully read and considered all the terms and conditions of this Agreement, including the restraints imposed upon him pursuant to Sections 7 and 8 hereof. The Executive agrees that said restraints are necessary for the reasonable and proper protection of the Company and its Affiliates and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area. The Executive further acknowledges that, were he to breach any of the covenants contained in Sections 7 or 8 hereof, the damage to the Company would be irreparable. The Executive therefore agrees that the Company, in addition to any other remedies available to it, shall be entitled to preliminary and permanent injunctive relief against any breach or threatened breach by the Executive of any of said covenants, without having to post bond. The parties further agree that, in the event that any provision of Section 7 or 8 hereof shall be determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time, too large a geographic area or too great a range of activities, such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law.

   10. Conflicting Agreements. The Executive hereby represents and warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which the Executive is a party or is bound and that the Executive is not now subject to any covenants against competition or similar covenants or other obligations to third parties that would affect the performance of his obligations hereunder. The Executive will not disclose to or use on behalf of the Company any proprietary information of a third party without such party's consent.

   11. Definitions. Words or phrases which are initially capitalized or are within quotation marks shall have the meanings provided in this Section 11 and as provided elsewhere herein. For purposes of this Agreement, the following definitions apply:

     a. "Affiliates" means all persons and entities directly or indirectly controlling, controlled by or under common control with the Company, where control may be by either management authority or equity interest.

     b. "Confidential Information" means any and all information of the Company and its Affiliates that is not generally known by others with whom they compete or do business, or with whom they plan to compete or do business, and any and all information, publicly known in whole or in part or not, which, if disclosed by the Company or its Affiliates would assist in competition against them. Confidential Information includes without limitation such information relating to (i) the development, research, testing, manufacturing, marketing and financial activities of the Company and its Affiliates, (ii) the products and services of the Company and its Affiliates, (iii) the costs, sources of supply, financial performance and strategic plans of the Company and its Affiliates, (iv) the identity and special needs of the customers of the Company and its Affiliates and (v) the people and organizations with whom the Company and its Affiliates have business relationships and those relationships. Confidential Information also includes any information that was received by the Company or any of its Affiliates with any understanding, express or implied, that it would not be disclosed and any and all other information treated as confidential by the Company or any of its Affiliates.

     c. "Person" means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than the Company or any of its Affiliates.

   12. Withholding. All payments made by the Company under this Agreement shall be reduced by any tax or other amounts required to be withheld by the Company under applicable law.

   13. Assignment. Neither the Company nor the Executive may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other; provided, however, that the Company may assign its rights and obligations under this Agreement without the consent of the Executive in the event that the Company shall hereafter affect a reorganization, consolidate with, or merge into, any Person or Affiliate or transfer all or substantially all of its properties or assets to any Person or Affiliate. This Agreement shall inure to the benefit of and be binding upon the Company and the Executive, their respective successors, executors, administrators, heirs and permitted assigns.

   14. Severability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

   15. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

   16. Notices. Any and all notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be effective when delivered in person or deposited in the United States mail, postage prepaid, registered or certified, and addressed to the Executive at his last known address on the books of the Company or, in the case of the Company, at its principal place of business, attention of the CEO, or to such other address as either party may specify by notice to the other actually received.

   17. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior communications, agreements and understandings, written or oral, with respect to the terms and conditions of the Executive's employment; provided, however, that this Agreement shall not terminate or supersede the Change in Control Agreement or any additional obligations of the Executive pursuant to any other agreement with respect to the confidential information or the like or with respect to any restrictions on the activities of the Employee or the like or with respect to the securities of the Company. The Executive hereby expressly waives any rights he may have under the Severance Agreement between Commonwealth Energy System
and Executive dated as of     , 1998 providing certain benefits to the
Executive in the event of a change of control (the "Pre-Merger Severance Agreement") as a result of the Merger Agreement or the transactions contemplated thereby. Executive further agrees that the Pre-Merger Severance Agreement shall terminate upon the Effective Date and be of no further force and effect.

   18. Amendment. This Agreement may be amended or modified only by a written instrument signed by the Executive and by a expressly authorized representative of the Company.

   19. Headings. The headings and captions in this Agreement are for convenience only and in no way define or describe the scope or content of any provision of this Agreement.

   20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

   21. Governing Law. This is a Massachusetts contract and shall be construed and enforced under and be governed in all respects by the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

   IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the Company, by its duly authorized representative, and by the Executive, as of the date first above written.

   THE EXECUTIVE:                            NSTAR

   /s/ Russell D. Wright
  -------------------------------            By: /s/ Thomas J. May
   Russell D. Wright                            -------------------------------
                                                 Thomas J. May

                                                 Chairman of the Board, Chief
                                                 Executive Officer and
                                                 Treasurer

                                                                        ANNEX B

                                                Opinion of Goldman, Sachs & Co.

                                                               December 5, 1998

Board of Directors
BEC Energy
800 Boylston Street
Boston, MA 02199

Ladies and Gentlemen:

   You have requested our opinion as to the fairness from a financial point of view to the holders (other than Commonwealth Energy System ("Commonwealth") and its affiliates) of the outstanding common shares, par value $1.00 per share (the "BEC Shares"), of BEC Energy (the "Company") of the Stock Consideration and the Cash Consideration (each as defined below) to be received by the holders of BEC Shares in the Mergers (as defined below) pursuant to the Agreement and Plan of Merger, dated as of December 5, 1998 (the "Agreement"), by and among the Company, Boston Energy Technology Group, Inc., a wholly-owned subsidiary of the Company ("BETG"), Commonwealth, COM/Energy Resources, Inc., a wholly-owned subsidiary of Commonwealth ("CRI"), and BEC Newco, Inc., the outstanding common stock of which is owned 50% by each of the Company and Commonwealth ("Newco").

   The Agreement provides that the Company will merge with and into BETG, with BETG being the surviving corporation (the "BEC Subsidiary Merger"). The holders of BEC Shares (other than the Company, Commonwealth, Newco and any of their respective subsidiaries) will receive one share of Common Stock, par value $1.00 per share, of BETG (the "BETG Shares") for each BEC Share in the BEC Subsidiary Merger. Immediately following the consummation of the BEC Subsidiary Merger, BETG will merge with and into Newco, with Newco being the surviving corporation (the "BEC Newco Merger," and together with the BEC Subsidiary Merger, the "BEC Mergers"). The holders of outstanding BETG Shares will have the right to receive with respect to each BETG Share either (i) $44.10 in cash (the "Cash Consideration") or (ii) one fully paid and non-assessable share of Common Stock, par value $1.00 per share, of Newco (the "Newco Shares," and such consideration, the "Stock Consideration"), in each case as the holder thereof shall have elected or be deemed to have elected pursuant to the Agreement, subject to certain procedures and limitations contained in the Agreement, as to which we are expressing no opinion. The Agreement further provides that as part of the same transaction as the BEC Mergers, Commonwealth will merge with and into CRI, with CRI being the surviving corporation (the "Commonwealth Subsidiary Merger"). The holders of outstanding common shares, par value $2.00 per share, of Commonwealth (the "Commonwealth Shares") (other than Commonwealth, the Company, Newco and any of their respective subsidiaries) will receive one share of Common Stock, par value $2.00 per share, of CRI (the "CRI Shares") for each Commonwealth Share in the Commonwealth Subsidiary Merger. In addition, immediately following the consummation of the Commonwealth Subsidiary Merger and concurrently with the consummation of the BEC Newco Merger, CRI will merge with and into Newco, with Newco being the surviving corporation (such merger, together with the Commonwealth Subsidiary Merger and the BEC Mergers, the "Mergers"). The holders of the outstanding CRI Shares will have the right to receive with respect to each CRI Share either (i) $44.10 in cash or (ii) 1.05 Newco Shares, in each case as the holder thereof shall have elected or be deemed to have elected pursuant to the Agreement, subject to certain procedures and limitations contained in the Agreement.

   Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having provided certain investment banking services to the Company from time to time, including having acted as its financial advisor in connection with the sale of the Company's fossil fuel generating assets to Sithe Energies, Inc. in July 1998, and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. We also have provided certain investment banking services to Commonwealth from time to time, including having acted as its financial advisor in connection with an agreement to sell certain generating plants of Commonwealth to an affiliate of Southern Energy, Inc. in May 1998. In connection with this opinion, we have reviewed, among other things, the Agreement; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company and of Commonwealth for the five years ended December 31, 1997; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Commonwealth; certain other communications from the Company and Commonwealth to their respective stockholders; certain internal financial analyses and forecasts for the Company and Commonwealth prepared by their respective managements; certain internal financial analyses and forecasts for Commonwealth prepared by the management of the Company; and certain cost savings and operating synergies expected to result from the transactions contemplated by the Agreement prepared by the managements of the Company and Commonwealth with the assistance of a third party consultant (the "Synergies"). We also have held discussions with members of the senior management of the Company and Commonwealth regarding the strategic rationale for, and the potential benefits of, the transactions contemplated by the Agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the BEC Shares and the Commonwealth Shares, compared certain financial and stock market information for the Company and Commonwealth with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the electric and gas utility industry specifically and in other industries generally, and performed such other studies and analyses as we considered appropriate.

   We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In that regard, we have assumed with your consent that the Synergies have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company and Commonwealth and that such Synergies will be realized in the amounts and time periods contemplated thereby. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or Commonwealth or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal, other than certain third party appraisals of the Company's investment in a joint venture with RCN Corp., as to which appraisals we are expressing no opinion. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transactions contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of BEC Shares should vote with respect to such transactions.

   Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Stock Consideration and the Cash Consideration to be received pursuant to the Agreement by the holders of BEC Shares, taken as a unitary transaction, are fair from a financial point of view to the holders of BEC Shares receiving such consideration.

                                          Very truly yours,

                                          /s/ Goldman, Sachs & Co.
                                          ________________________
                                          (GOLDMAN, SACHS & CO.)

                                                                        ANNEX C
                                                      Opinion of SG Barr Devlin
                                    [LOGO]
                                                                   May 14, 1999

The Board of Trustees
Commonwealth Energy System
One Main Street
Cambridge, MA 02142-9150

Dear Members of the Board:

   We understand that Commonwealth Energy System, a Massachusetts business trust ("CES"), BEC Energy, a Massachusetts business trust ("BEC"), CES Acquisition LLC, a Massachusetts limited liability company ("CES LLC"), BEC Acquisition LLC, a Massachusetts limited liability company ("BEC LLC"), and NSTAR, a Massachusetts business trust of which CES and BEC together own all of the outstanding interests (the "Company"), have determined to enter into an Agreement and Plan of Merger, dated as of December 5, 1998 and amended as of May 4, 1999 (the "Agreement"). Under the Agreement, the businesses of CES and BEC would be combined by means of the merger of CES LLC with and into CES and the merger of BEC LLC with and into BEC (collectively, the "Mergers"). Capitalized terms used herein without definition have the respective meanings assigned to such terms in the Agreement.

   In particular, the Agreement provides for, among other things, the merger, at the Effective Time, of CES LLC with and into CES (the "CES Merger") whereby each issued and outstanding share of common stock, $2.00 par value per share, of CES (the "CES Common Shares") (other than any CES Common Shares held as treasury shares and canceled pursuant to Section 2.2(b) of the Agreement) shall be converted into either (i) $44.10 in cash (the "CES Cash Consideration") or (ii) 1.05 fully paid and non-assessable shares of the Company, par value $1.00 per share (the "Company Common Shares"), such stock consideration being referred to as the "CES Share Consideration", in each case as the holder thereof shall have elected or be deemed to have elected, subject to certain procedures and limitations contained in the Agreement. In aggregate, holders of CES Common Shares shall receive CES Cash Consideration for 2,267,573.696 CES Common Shares and CES Share Consideration for all remaining CES Common Shares (collectively, the "CES Merger Consideration"), subject to adjustment as provided pursuant to Section 2.2(c) of the Agreement. The Agreement also provides for the merger, at the Effective Time, of BEC LLC with and into BEC (the "BEC Merger") whereby each issued and outstanding share of common stock, $1.00 par value per share, of BEC (the "BEC Common Shares") (other than any BEC Common Shares held as treasury shares and canceled pursuant to Section 2.3(b) of the Agreement) shall be converted into either
(i) $44.10 in cash (the "BEC Cash Consideration") or (ii) one fully paid and non-assessable Company Common Share (the "BEC Share Consideration"), in each case as the holder thereof shall have elected or be deemed to have elected, subject to certain procedures and limitations contained in the Agreement. In aggregate, holders of BEC Common Shares shall receive BEC Cash Consideration for 4,535,147.392 BEC Common Shares and BEC Share Consideration for all remaining BEC Common Shares (collectively, the "BEC Merger Consideration"), subject to adjustment as provided pursuant to Section 2.3(c) of the Agreement. The terms and conditions of the Mergers are set forth in more detail in the Agreement.

                                    [LOGO]

   We have been requested by CES to render our opinion with respect to the fairness, from a financial point of view, to holders of CES Common Shares of the CES Merger Consideration to be issued pursuant to the Agreement.

   In arriving at our opinion, we have, among other things:

     (1) Reviewed the Annual Reports, Forms 10-K and the related financial information for the three-year period ended December 31, 1998, for CES;

     (2) Reviewed the Annual Reports, Forms 10-K and the related financial information for the three-year period ended December 31, 1998, for BEC;

     (3) Reviewed certain other filings with the Securities and Exchange Commission and other regulatory authorities made by CES and BEC during the last three years, including proxy statements, FERC Forms 1 and 2, Forms 8-K and registration statements;

     (4) Reviewed certain internal information, including financial forecasts, relating to the business, earnings, capital expenditures, cash flow, assets and prospects of CES and BEC furnished to us by CES and BEC;

     (5) Conducted discussions with members of senior management of CES and BEC concerning their respective businesses, regulatory environments, prospects, strategic objectives and possible operating and administrative synergies and other benefits which might be realized for the benefit of the combined company following the Mergers;

     (6) Reviewed the historical market prices and trading activity for CES Common Shares and BEC Common Shares and compared them with those of certain publicly traded companies which we deemed to be relevant;

     (7) Compared the results of operations of CES and BEC with those of certain companies which we deemed to be relevant;

     (8) Compared the proposed financial terms of the Mergers with the financial terms of certain business combinations which we deemed to be relevant;

     (9) Analyzed the valuation of CES Common Shares and BEC Common Shares using various valuation methodologies which we deemed to be appropriate;

     (10) Considered the pro forma capitalization, earnings and cash flow of the combined company;

     (11) Compared the pro forma capitalization ratios, earnings per share, dividends per share, cash flow per share and payout ratio of the combined company with each of the corresponding current and projected values for CES and BEC on a stand-alone basis;

     (12) Reviewed the Agreement;

     (13) Reviewed the Joint Proxy Statement/Prospectus; and

     (14) Reviewed such other studies, conducted such other analyses, considered such other financial, economic and market criteria, performed such other investigations and taken into account such other matters as we deemed necessary or appropriate for purposes of this opinion.

   In rendering our opinion, we have relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or otherwise furnished or made available to us by CES and BEC and have further relied upon the assurances of management of CES and BEC that they are not aware of any facts that would make such information inaccurate or misleading. With respect to the financial projections of CES and BEC, we have relied upon the assurances of management of CES and BEC that such projections have been reasonably prepared and reflect the best currently available estimates and judgments of the respective managements of CES and BEC as to the future financial performance of CES and BEC, as the case may be, and as to the projected outcomes of legal, regulatory and other contingencies. In arriving at our opinion, we have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of CES or BEC, nor have we made any physical inspection of the properties or assets of CES or BEC. We have assumed that the Mergers will be tax-free reorganizations as described under Section 351 of the Internal Revenue Code of 1986, as amended, and that holders of CES Common Shares and BEC Common Shares who exchange their shares solely for the shares of the combined company will recognize no gain or loss for federal income tax purposes as a result of the consummation of the Mergers. We have also assumed that the combination will be accounted for by the purchase method of accounting. You have not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to the purchase of all or a part of CES. Our opinion herein is necessarily based upon financial, stock market and other conditions and circumstances existing and disclosed to us as of the date hereof.

   The SG Barr Devlin division of SG Cowen Securities Corporation ("SG Barr Devlin") has acted as financial advisor to CES in connection with the Mergers and will receive certain fees for our services. In addition, we have in the past rendered certain investment banking and financial advisory services to CES for which we received customary compensation.

   Our advisory services and the opinion expressed herein are for the information of CES' Board of Trustees in evaluating the Mergers. Except for its publication in the Joint Proxy/Registration Statement which will be distributed to holders of CES Common Shares and BEC Common Shares in connection with approval of the Mergers, our opinion may not be published or otherwise used or referred to without our prior written consent. This opinion is not intended to be, and does not constitute, a recommendation to any stockholder as to how such stockholder should act with respect to the Mergers.

   Based upon and subject to the foregoing, our experience as investment bankers and other factors we deem relevant, we are of the opinion that, as of the date hereof, the CES Merger Consideration to be issued pursuant to the Agreement is fair, from a financial point of view, to the holders of CES Common Shares.

                                          Very truly yours,

                                          /s/ SG BARR DEVLIN

                                          SG BARR DEVLIN

                                                                        ANNEX D
                                                           Declaration of Trust
                                                                       of NSTAR


                             DECLARATION OF TRUST

                                      OF

                                     NSTAR

                             Dated April 20, 1999

                               TABLE OF CONTENTS

 1.Name; Purpose..........................................................    1
 2.Definitions............................................................    1
 3.Limitations on Liability...............................................    2
 4.Nonassessability of Shareholders.......................................    2
 5.Reliance of Third Persons..............................................    2
 6.Place of Business......................................................    3
 7.Trust Estate; Conversion into Personal Estate..........................    3
 8.Powers of Trustees.....................................................    3
 9.Number and Election....................................................    7
10.Resignation; Vacancies; Removals.......................................    8
11.Vesting in New Trustees................................................    8
12.Compensation...........................................................    8
13.Unissued Shares........................................................    8
14.Determination of Capital and Income....................................    8
15.Dividends..............................................................    9
16.Fiscal Year; Accounts..................................................    9
17.Action by Board; Quorum................................................    9
18.Bylaws.................................................................    9
19.Certificate Evidencing Votes...........................................    9
20.Trustees and Officers..................................................    9
21.Liability..............................................................   10
22.Books and Reports......................................................   10
23.Advance of Expenses....................................................   10
24.Rights Not Exclusive; Definitions......................................   10
25.Shareholders...........................................................   11
26.Shareholders, Trustees, Officers and Agents............................   11
27.Authorization or Ratification by Shareholders..........................   11
28.Number; Nonassessable..................................................   11
29.Shares Personal Property; Trust Only...................................   12
30.Rights of Shareholders; Limitation on Rights of Action.................   12
31.Additional Shares......................................................   12
32.Preferred Shares.......................................................   12
33.All Other Changes in Shares............................................   12
34.Consideration for Issue................................................   13
35.No Preemptive or Preferential Rights of Subscription...................   13
36.Treasury Shares........................................................   13
37.Transfer Books.........................................................   13
38.Transfer Agent.........................................................   13
39.Share Certificates.....................................................   13
40.Lost, Stolen or Destroyed Share Certificates...........................   13
41.Transfer of Shares.....................................................   13
42.Transfers by Operation of Law..........................................   14
43.Joint Owners...........................................................   14
44.No Duty to Examine into Trusts, Pledges, etc., to Which Shares Are Sub-
 ject.....................................................................   14
45.Annual Meeting.........................................................   14
46.Special Meetings.......................................................   14
47.Presiding Officer......................................................   14
48.Business to be Transacted..............................................   15
49.Notices................................................................   15

50.Voting; Quorum...........................................................  15
51.Adjournment of Meeting...................................................  15
52.Requisite Vote to Act....................................................  15
53.Record Date for Voting, Dividends and Offerings..........................  16
54.Duration of Trust........................................................  16
55.Death of Shareholder or Trustee Not to Terminate Trust...................  16
56.Termination; Combination; Affiliation....................................  16
57.Certain Transactions.....................................................  16
58.Amendments...............................................................  20
59.Certificate of Termination or Amendment..................................  20
60.Disposition of Trust Estate on Termination...............................  20
61.Filing...................................................................  21
62.Protection of Company, Stock of Which Held by Trust......................  21
63.Authority of the Trustees to Construe Terms Hereof.......................  21
64.Effect of Captions and Table of Contents.................................  21
65.Counterparts.............................................................  21
66.Governing Law............................................................  21
67.Provisions in Conflict with Law or Regulations...........................  21

                              DECLARATION OF TRUST
                                       OF
                                     NSTAR

This DECLARATION OF TRUST is made in Boston in the County of Suffolk, The Commonwealth of Massachusetts, this 20th day of April, 1999, by Thomas J. May of 107 Margery Lane, Westwood, MA 02090, and Russell D. Wright of 139 Bullivant Farm Road, Marion, MA 02731, who shall be collectively referred to as the Trustees, such term to include the Trustees for the time being hereunder as defined below.

   WHEREAS it is desired to create under and in accordance with the provisions of this instrument a voluntary business association with transferable shares for the acquisition of property and the conduct of business as hereinafter set forth;

   NOW, THEREFORE, this DECLARATION OF TRUST WITNESSETH that said Thomas J. May and Russell D. Wright, for themselves, their heirs, executors, administrators, successors and assigns, do hereby declare that they and their successors from time to time, as Trustees hereunder, will hold, manage and dispose of the trust estate, as hereinafter defined in trust in the manner and with and subject to the powers and provisions hereinafter contained concerning the same, for the benefit of the Shareholders (as hereinafter defined) according to the number and kind of shares held by them respectively.

                                 Name; Purpose

   1. Name; Purpose. The Trustees as trustees hereunder, though not in their individual capacities, shall be designated NSTAR and are hereinafter referred to as the "Company." So far as may be practicable, all things relating to the trust hereby created shall be done under such name. The purpose of the Company shall be to engage, either directly or through direct or indirect subsidiaries, joint ventures, partnerships, limited liability companies or other combinations or associations, in any manufacturing, mercantile, selling, management, service or other business, operation or activity related to energy generation, transmission or distribution, utilization, conservation or transportation, construction, telecommunications, or any other manufacturing, mercantile, selling, management, service or other business, operation or activity, whether or not related to the foregoing enumerated areas, that a corporation organized under the Business Corporation Law of The Commonwealth of Massachusetts could carry on.

                                  Definitions

   2. Definitions. Except where the context otherwise requires, the following terms when used herein shall mean the following:

      (a) "Trustee" or "Trustees" means the person which is the trustee hereunder for the time being, if there is only one, or if more than one, the persons who are the trustees hereunder for the time being, whether, in each case, original, additional or successor;

      (b) "Trust estate" means the property at any time received by the Trustees or otherwise acquired and held on behalf of the Company as hereinafter provided;

      (c) "Shareholder" or "Shareholders" means the person or persons, natural or corporate, at the time registered as the holder or holders of the shares of the Company and, except to the extent limited by any subscription or by any subscription certificate or part-paid shares accepted or issued, include the person or persons, natural or corporate, at the time registered as the holder or holders of such subscription certificates and part-paid shares; and

      (d) "Share" or "shares" means the transferable share or shares of beneficial interest provided for in Article 29 and includes any subscription certificate or part-paid share issued except to the extent limited in such subscription certificate or part-paid share.

                            Rights of Third Persons

   3. Limitations on Liability. The Trust estate shall be directly liable for the payment and satisfaction of all obligations and liabilities incurred in the carrying on of the business of the Company. No Trustee shall be held to any liability whatsoever for the payment of any sum of money, or for damages or otherwise under any contract, obligation or undertaking made, entered into or issued by the Company or by any Trustee, officer, agent or representative thereof, or in tort or otherwise, and no such contract, obligation or undertaking shall be enforceable against the Trustees, the Shareholders, or the officers, agents or other representatives of the Company or any of them in their, his or her individual capacities or capacity and all such contracts, obligations and undertakings shall be enforceable only against the Company; and every person, firm, association, trust and corporation shall look only to the Trust estate for the payment or satisfaction of any liability, damages, claim or demand. In every agreement and obligation entered into and in every writing by or on behalf of the Company, reference shall be made to this Declaration of Trust, and the substance of such parts of the preceding sentence of this
Article 3 as are applicable shall be set forth; and neither the Trustees nor any officer, agent or representative of the Company shall have any power or authority to enter into any agreement or obligation on behalf of the Company except in accordance with the provisions of this Article 3. Failure to comply with the provisions of this Article shall, however, in no event render any Trustee, Shareholder, officer, or agent personally liable to the Company or its Shareholders.

   4. Nonassessability of Shareholders. No Trustee, officer, agent or representative of the Company shall be entitled to look to the Shareholders personally for indemnity against any liability incurred by them in the execution of this trust or to call upon the Shareholders for the payment of any sum of money or any assessment whatever, except when and to the extent that shares in the Company are by their express terms issued part-paid and assessable.

   5. Reliance of Third Persons. The receipts of the Company for moneys or things paid or delivered to it shall be effective discharges to the person, firm, association, trust or corporation paying or delivering the same and from all liability to see to the application thereof. No purchaser or person, firm, association, trust or corporation dealing with the Company or with the Trustees, officers, agents or representatives of the Company shall be bound to ascertain or inquire whether any consent, resolution or other authorization of the Trustees or Shareholders, as is herein required or provided for, has been obtained or passed or as to the existence or occurrence of any event or purpose in or for which a sale, lease, mortgage, pledge or charge is herein authorized or directed, or otherwise as to the purpose or regularity of any of the acts of the Trustees or the officers, agents or representatives of the Company purporting to be done pursuant to the trust or powers herein contained, or as to the regularity of the removal, resignation or appointment of any Trustee or any officer, agent or representative; and a transfer of the Trust estate, or any part thereof, executed by the Trustees in whom the same shall be vested at the time of any such removal, resignation or appointment (including any retiring Trustee who shall be willing to act and shall act in executing such transfer but not otherwise including any such retiring Trustee) for the purpose of vesting the same in a successor Trustee or providing evidence of such vesting independently of such removal, resignation or appointment, shall, as to the property comprising such transfer, be conclusive evidence in favor of any such purchaser or other person, firm, association, trust or corporation dealing with the Company of the validity of such transfer and of the matters therein recited relating to such removal, resignation or appointment or the occasion thereof or the occasion of such transfer.

                        Place of Business; Trust Estate

   6. Place of Business. The principal place of business of the Company shall be 800 Boylston Street, Boston, MA 02199, or at such other place in Massachusetts as the Trustees shall from time to time determine.

   7. Trust Estate; Conversion into Personal Estate. All property at any time and from time to time subject to this trust shall, subject to the provisions of Articles 8(c) and 8(g), be transferred to and vested in such of the Trustees as are residents of Massachusetts. Notwithstanding any other provisions hereof, all real estate at any time forming part of the Trust estate shall be held upon trust for sale and conversion into personal estate at such time or times and in such manner and upon such terms as the Trustee shall approve, but the Trustees shall have power, until the termination of this trust, to postpone such conversion so long as they in their uncontrolled discretion shall think fit, and for the purpose of determining the nature of the interest of the Shareholders therein, all such real estate shall at all times be considered as personal estate; and the real estate and personal property comprising the Trust estate shall constitute a single fund. For the purpose of such sale and conversion of real estate the Trustees shall have full power to sell or exchange the same and to execute and deliver proper deeds and instruments of conveyance thereof.

                                  The Trustees

   8. Powers of Trustees. Subject to the provisions and conditions contained herein, the Trustees shall have power from time to time, in addition to the specific powers and authorities herein expressly granted, to take any action which they deem to be necessary or convenient to carry out the business of the Company, including without limitation of the generality of the foregoing, the powers hereinafter specified:

     (a) Hold Investments. To purchase, subscribe for or otherwise acquire stocks, shares, bonds or other securities, property or obligations of any corporation, wherever incorporated, or of any trust, association or other entity, or of any nation, state, municipality or other governmental or public agency, division or body or certificates or other evidences of interest in any real or personal property, and to be a member of any limited liability company, syndicate, joint undertaking, or other company, or the beneficiary of any trust, and all whether or not any such company be domestic or foreign, and whether or not the purposes of or character of business carried on or assets held by any such limited liability company, syndicate, joint undertaking or other company, or comprising any such real or personal property, be similar to the purposes of or business carried on or assets held by the Company, and whether or not any such securities, membership or beneficial interest might be considered speculative, hazardous, nonproductive or wasting or would ordinarily be considered a proper or prudent investment or activity for a trustee and, whether or not any contingent or other liability may arise or exist in respect thereof and irrespective of the proportion of the Trust estate invested in one or more of said securities, properties or companies, and to exercise all the rights and privileges of an owner thereof and, without limiting the generality of the foregoing, to acquire, by exchange, purchase or otherwise, the shares and dividend and profit rights in, and the bonds and other securities and obligations of, the Company;

     (b) Assume Obligations. To assume any obligations or liabilities of any corporation, wherever incorporated, or of any trust, association or other entity, and to discharge or liquidate such obligations or liabilities;

     (c) Borrow. To borrow money for the purposes of the Company, and to issue, whether for borrowed money or for other consideration, bonds or other securities or obligations therefor if desired, which may mature at any time or times, and may be convertible or after the issuance thereof may be made convertible, with or without additional consideration for such conversion right, into other securities of the Company or into other securities, all for such periods and upon such terms as the Trustees may determine, and to secure the payment thereof if desired by mortgage, pledge, assignment, transfer or conveyance of or charge on the whole or any part of the Trust estate then owned or thereafter acquired, which bonds or other securities or obligations may be signed on behalf of the Company by the chairman, the president or a vice president and by the treasurer or an assistant treasurer, or by facsimiles of such signatures if the bonds or other securities or obligations are authenticated or certified by a Trustee or by a registrar other than a Trustee, officer or employee of the Company, and may have affixed thereto the common seal of the Company or a facsimile thereof and may carry interest coupons authenticated by the facsimile signature of the treasurer; provided that no mortgage, pledge, assignment, transfer or conveyance of or charge on the Trust estate as a whole or substantially as a whole shall be made without authorization or approval by vote, at a meeting duly called and held, of the holders of a majority of the shares outstanding and entitled to vote thereon; and provided further that even though any officer who has signed or whose facsimile signature has been placed on any bond or other security or obligation shall have ceased to be such officer before such bond, security or obligation is issued, such bond, security or obligation may nonetheless be issued by the Company;

     (d) Lend and Aid. To advance or lend money to, and otherwise aid by endorsement, guarantee or otherwise, and with or without security, and to make capital contributions to, any corporation, trust, association or other entity, any of the stocks, shares, bonds or other securities or obligations of which shall have been acquired or subscribed for by or on behalf of the Company or in which the Company has any business interest (including, without limitation of the generality of the foregoing, the power to guarantee the performance of any undertaking or obligation or the payment of dividends on stock), and to discharge and cancel without payment any indebtedness thus arising or to convert the same into stocks, shares, bonds, or other obligations of such corporation, trust association or other entity, or any other with or into which it may be consolidated or merged, or to which its property may be transferred or leased, and in like manner to advance or lend money to and otherwise aid any person or company (whether or not a Shareholder), whenever the Trustees shall deem such action to be necessary or convenient in the business or conducive to the advantage of the Company;

     (e) Exercise Powers of Holder of Investments. To exercise any and all powers and rights belonging to the holder of any stocks, shares, bonds, securities, property or obligations forming part of the Trust estate, whether by voting or by giving any consent, request or notice, or otherwise, either in person or by proxy or attorney, and to give proxies or powers of attorney therefor, with or without power of substitution, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting, meetings or action, and may include the exercise of any discretionary powers; and, without limiting the generality of the foregoing, to vote in favor of or to consent to the creation of any mortgage, lien or other encumbrance upon all or part of the franchises and property, real and personal, then owned or thereafter acquired, of any or all of the corporations, trusts, associations and other entities, any of the stocks, shares, bonds, securities or obligations of which may at the time be subject to this trust, or to vote in favor of or to consent to the merger or consolidation of any such corporation, trust association or other entity with any other corporation, trust association or other entity, or the sale, lease, surrender or abandonment of all or part of the franchises and property, real and personal, of any such corporation, trust association or other entity;

     (f) Sell. To sell at public auction or by private contract or otherwise use and deal in and with the whole or any part of the Trust estate, free and discharged of this trust, and to convert, exchange or refund the whole or any part of the Trust estate for or into any shares, bonds or other securities or obligations, property or effects in which the Company might, under the provisions hereof, invest any moneys; provided, however, that except as provided in Article 8(o), Article 57 or Article 60, no sale or other disposition of the Trust estate as a whole or substantially as a whole shall be made without authorization or approval by vote, at a meeting duly called and held, of the holders of two-thirds of the shares outstanding and entitled to vote thereon, but this proviso shall not apply to any disposition pursuant to any mortgage, pledge, or charge;

     (g) Transfer Securities Into Names of Others. To cause any real or personal property, including without limitation of the generality of the foregoing, securities forming all or part of the Trust estate, to be transferred into the name of the Company or transferred into the name of or vested in the Trustees, or to cause or allow any real or personal property to remain in the name of, or to be transferred into the name of, any other person, firm, association, or other entity, trust, corporation or other entity and in any such case in such manner as not to give notice that the same are affected by any trust;

     (h) Delegate Powers. To employ and act through and to delegate any or all of the powers and discretions of the Company to, and to permit any or all of such powers and discretions to be exercised by, any of the officers, agents or representatives of the Company or of the Trustees, including without limitation the officers, employees, agents and representatives referred to in the last paragraph of this Article 8 (except for the declaration of dividends and the filling of vacancies in the Trustees);

     (i) Collect Funds. To collect, sue for, receive and receipt for all sums of money coming due to the Company, to consent to the extension of the time for payment, or to the renewal, of any bonds or other securities, property or obligations subject to this trust, and to prosecute, defend, compound, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, demands and things relating to the Trust estate, and to extend time, with or without security, for the payment or delivery of any debts or property and to execute and enter into releases, agreements and other instruments and to pay or satisfy any debts or claims upon any evidence that the Trustees shall think sufficient;

     (j) Deposit Funds. To deposit any moneys included in the Trust estate in any bank or trust company including any bank or trust company that may at the time be the Trustee, and to entrust to any such bank or trust company for safekeeping any of the stock or share certificates, bonds or other securities, property or obligations and any documents and papers comprised in or relating to the Trust estate;

     (k) Pay Taxes. To pay any and all taxes or liens of whatever nature or kind imposed upon or against the Company or the Trustee in connection with the Trust estate, or upon or against the Trust estate or any part thereof;

     (l) Establish Surplus Funds. To set apart, from time to time, as surplus funds, such sums as the Trustees may deem proper out of any sources which according to generally accepted accounting principles may be considered surplus, which surplus funds shall be applicable to any purposes to which money forming part of the capital or income of the Trust estate may be applied, including the payment of dividends;

     (m) Adopt Seal. To adopt and use a common seal;

     (n) Purchase Insurance. To take out and maintain insurance or establish self-insurance programs in such amounts and of such kinds and in such companies and through such brokers and agents as may be necessary, convenient or desirable, including insurance policies insuring the Trustees, officers, employees and agents of the Company against claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as a Trustee, officer, employee or agent, including any action taken or omitted that may be determined to constitute negligence, whether or not the Company would have the power to indemnify such person against such liability;

     (o) Transfer to New Trust or Corporation. When authorized by a majority vote of Shareholders at a meeting, to sell and convey as an entirety and going concern all the property and assets of the Company to a corporation or a new association or trust organized for the purpose of acquiring the same and organized with the same authorized classes of shares as the Company shall then have with the same or substantially the same preferences, voting powers, restrictions and qualifications thereof as attach to the shares of the Company, the consideration for such sale and conveyance to be the assumption by such new corporation, association or trust of all liabilities and obligations of the Company then outstanding and the issuance and delivery by such new corporation or association or trust to the Company, or upon its order, for distribution as hereinafter provided for, of such shares as will enable the Company to exchange its shares, share for share and class for class, for the shares of such new corporation or association or trust and thereupon such exchange shall be made, and this trust shall be terminated, and each Shareholder of the Company by becoming a Shareholder shall agree to receive and accept in such case the shares of such new corporation or association or trust in exchange on the basis aforesaid as a full and final distributive share of the proceeds in liquidation of such sale and conveyance, and further agrees that in such case his or her shares in the Company shall thereafter have no rights and privileges whatsoever except the right and privilege of being exchanged for shares of such new corporation or association or trust on the basis aforesaid;

     (p) Invest Capital. To invest and re-invest the capital or other funds of this trust in real or personal property of any kind, or in any interest therein;

     (q) Establish Pension and Other Compensation Plans. To establish and carry out pension, profit-sharing, share bonus, share purchase, share option, savings, thrift and other retirement, incentive, health, welfare and benefit plans, trusts and provisions for any or all of the Trustees, officers, employees, agents and consultants of the Company or of any of its subsidiaries;

     (r) Enter into Other Entities or Combinations. To enter into or become partners or members in joint ventures, general or limited partnerships, limited liability companies and any other combinations or associations;

     (s) Acquire, Hold and Dispose of Other Business, Property or Rights. To purchase, acquire, hold, utilize, lease, carry on, sell, exchange and dispose of any other business or property, rights, or privileges which may be deemed to be suitable, convenient or profitable for or in connection with any of the purposes of the Company;

     (t) Grant Options and Issue Warrants. To grant rights or options good for any period of time, including an unlimited period of time (but not exceeding the duration of the Company) to purchase from the Company any securities of the Company which have been authorized but remain unissued or are held in the treasury, at such prices and on such terms and conditions as may be fixed from time to time by the Trustees; and to create and issue warrants or other instruments representing such rights or options in such form as the trustees mat determine;

     (u) Perform Other Necessary Things. To do each and every thing necessary, suitable, desirable, convenient or proper for the accomplishment of any of the purposes or the attainment of any one or more of the objects hereinbefore enumerated or incidental to the powers herein named and, without limiting the generality of the foregoing, to deal with the Trust estate and manage and conduct the business of the trust hereunder as fully as if the Company were the absolute owner of the Trust estate and in so doing to execute all contracts, agreements, deeds, covenants and instruments, and do all such things as the Trustees may deem proper for the purposes of the Company, whether or not involving action of a kind or extent legal or customary for a trustee or for the management of trust funds.

   The powers and authority, whether discretionary or otherwise, conferred upon the Trustees by this Article 8 and elsewhere in this Declaration of Trust may be delegated to committees consisting of one or more Trustees, and (except for the declaration of dividends and the filling of vacancies in the Trustees) to officers, employees, agents and representatives of the Company, and shall not be deemed to be mandatory but shall, together with any and all implied powers and discretions, be exercised by the Trustees from time to time to the extent deemed to be advantageous to the Company, and may be exercised either alone or in association with others and to the same extent and as fully as individuals might or could do as principals, agents, contractors or otherwise and either alone or in conjunction with or in partnership with others, and both within and without The Commonwealth of Massachusetts. The acts of any committee, officers and agents, within the scope of their respective authorities, shall be as agents and delegates of the Trustees, and shall be deemed to be the acts of the Trustees and not of the Shareholders. When authorized by the Trustees, mortgages, conveyances and other instruments of transfer of real or other property may be executed by any officer of the Company on behalf of the Trustees or, as authorized, such officers as are residents of Massachusetts.

                                  The Trustees

   9. Number and Election. The persons signing this Declaration of Trust shall be the original Trustees. At such time as the outstanding shares of the Company are not wholly owned by BEC Energy and Commonwealth Energy System (the "Transition Date"), the following provisions shall apply. The number of Trustees shall be determined from time to time by the Trustees but shall not be less than ten. Divided into classes and elected for terms as set forth below, the Trustees shall be elected at the annual meeting of the Shareholders by such Shareholders as have the right to vote at such election. The number of Trustees may be increased or decreased to any number not less than ten by the Shareholders or by the Trustees upon a vote of the majority of Trustees then in office. Subject to restrictions discussed below regarding class size, such changes in the number of Trustees may be undertaken at any time or from time to time, except that, other than in connection with the election of trustees at the annual meetings of Shareholders, the number of Trustees shall be decreased only to eliminate vacancies existing by reason of the death, resignation or removal of one or more Trustees.

   The Trustees shall be elected as follows. The Trustees shall be divided as nearly equally as possible into three classes, with each class to consist of approximately one-third of the number of Trustees. The term of office of the Trustees of the first class shall continue until the first annual meeting of the Shareholders following the Transition Date, the term of office of the Trustees of the second class shall continue until the second annual meeting of the Shareholders following the Transition Date, and the term of office of the Trustees of the third class shall continue until the third annual meeting of the Shareholders following the Transition Date, and, in each case, until their respective successors are chosen and qualified (unless otherwise required by law) or until the Trustee sooner dies, resigns or is removed.

   At each annual meeting beginning with the first annual meeting of the Shareholders following the Transition Date, the Trustees elected to succeed those whose terms expire shall be of one class and shall be elected for a term which shall continue until the third succeeding annual meeting, and until a successor shall be elected (unless otherwise required by law) or until the Trustee sooner dies, resigns or is removed. Any Trustee elected to fill a vacancy caused by death, resignation or removal shall be elected for a term which shall coincide with the term of the class of the vacant trusteeship. Any Trustee elected to fill an additional trusteeship resulting from an increase in the number of Trustees shall be of the class whose term continues and shall be elected to serve until the annual meeting of the Shareholders closest to three years from the date of the increase, and until a successor shall be elected and qualified (unless otherwise required by law) or until the Trustee sooner dies, resigns or is removed. The number of Trustees shall not be increased or decreased at a time when, or to the extent that, it would result in the Trustees not being divided as nearly equally as possible into three classes each consisting of approximately one-third of the number of Trustees. The total number of Trustees need not be an exact multiple of three. A Trustee may succeed himself or herself. Whenever the holders of any one or more classes or series of shares of the Company other than common shares shall have the right, voting separately by class or series, to elect Trustees at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such trusteeship shall be governed by the terms of such class or series of shares, and such Trustees shall not be divided into classes pursuant to this Article 9 unless expressly provided by such terms. References in this Article 9 to an annual meeting of Shareholders shall be deemed to include a special meeting held in place of an annual meeting. This Article 9 may be amended only by vote of the holders of 80% of the shares issued and outstanding and entitled to vote generally in the election of Trustees; provided, however, that such 80% vote shall not be required for any alteration, amendment or repeal that has been recommended by 80% of the Trustees then in office.

   10. Resignation; Vacancies; Removals. A Trustee may resign by presenting his or her resignation in writing at a meeting of the Trustees or delivering the same at the principal office of the Company, addressed to the chairman, president or clerk of the Company, and its acceptance by the Trustees shall not be required unless so stated in the resignation. Any vacancy in the number of Trustees not required to be filled by the Shareholders may be filled by the Trustees by vote of a majority of the remaining Trustees although less than a quorum. Any Trustees so chosen shall continue in office for the remainder of the full term of the class of Trustees in which the new trusteeship was created or the vacancy occurred and until his or her successor, if there be one, is chosen and qualified. The remaining Trustees may act notwithstanding any vacancy in their numbers. Except as otherwise provided in this Declaration of Trust, a Trustee (including persons elected by the Trustees to fill any vacancies) may be removed from office: (i) for cause by the vote of the holders of a majority of the shares issued and outstanding and entitled to vote generally in the election of Trustees; (ii) without cause by the vote of 80% of the shares issued and outstanding and entitled to vote generally in the election of Trustees; or (iii) for cause by vote of a majority of the Trustees then in office. A Trustee may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him or her. Except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Company, no Trustee resigning or removed shall have any right to any compensation as such Trustee for any period following his or her resignation or removal, or any right to damages on account of such removal, whether his or her compensation be by the month or by the year or otherwise, unless the body acting on the removal, shall in their or its discretion provide for compensation.

   11. Vesting in New Trustees. Upon the resignation or removal of a Trustee hereunder and upon the election or appointment of a new Trustee hereunder, such instruments shall be executed, acknowledged and delivered as the remaining Trustees or the new Trustees shall deem necessary or convenient for confirming or providing evidence of the vesting of the Trust estate in the Trustees for the time being who are residents of Massachusetts. Notwithstanding the failure to execute any conveyance, the Trust estate shall always (not restricting the same to the above enumerated cases) vest in the Trustees for the time being hereunder and the Trust estate shall always vest in such Trustees as are residents of Massachusetts.

   12. Compensation. Each Trustee shall receive such reasonable compensation as the Trustees may determine, and shall not be limited by any provision of law with regard to the compensation of trustees of an express trust.

   13. Unissued Shares. In particular, and without limiting the generality of the foregoing, the Trustees may, subject to any requirement of law, at any time issue all or from time to time any part of the unissued shares of the Company from time to time authorized and may determine, subject to any requirements of law, the consideration for which such shares is to be issued and the manner of allocating such consideration between capital and surplus. Unless the Trustees otherwise specify, the excess of the consideration for any share with par value issued by it over such par value shall be paid-in surplus. The Trustees may allocate to capital stock less than all of the consideration for any share without par value issued by it, in which case the balance of such consideration shall be paid-in surplus. All surplus shall be available for any corporate purpose, including the payment of dividends.

   14. Determination of Capital and Income. The Trustees shall have power to determine what constitutes capital or income, what constitutes the income of the Trust estate for any year or other period, in what manner any expenses or disbursements are to be allocated between capital and income, and the amount of the net earnings and of the earned surplus; and every such determination, whether express or implied in the acts or proceedings of the Trustees, shall be conclusive and binding upon all persons interested.

   15. Dividends. The Trustees may from time to time in their discretion declare dividends out of the net earnings of the Trust estate or out of the earned surplus or capital surplus, payable out of the Trust estate, at any date fixed by the Trustees, in cash or property, including without limitation bonds or other obligations of and the shares in the Company, and for that purpose may capitalize all or any part of the earned surplus; but no Shareholder shall have any right to any dividends except when and as the same are declared by the Trustees, and no Trustee or Shareholder, officer, agent or representative of the Company shall be liable therefor, and any Shareholder entitled thereto shall look only to the Trust estate for the payment of any such dividends. The Company shall pay and distribute the said dividends so declared to the Shareholders according to the number of shares held by them respectively.

   16. Fiscal Year; Accounts. The Trustees may determine the fiscal year for the Company, and the form in which the accounts of the Company shall be kept, and may from time to time change the fiscal year or form of accounts.

   17. Action by Board; Quorum. The action of the Trustees in respect of any matter shall be by vote passed by the Trustees at a meeting or by a written vote without a meeting (with or without notice to the other Trustees) signed by at least a majority of the Trustees. At any meeting of the Trustees, a majority of the Trustees then in office shall constitute a quorum for the transaction of business. Any meeting may be adjourned from time to time by a majority of the votes cast on the question, and the meeting may be held as adjourned without further notice. Except as herein otherwise provided, when a quorum is present at any meeting a majority of the Trustees in attendance thereat shall decide any questions before such meeting. Nothing in this Article 17 shall be construed as limiting the delegation of any power to a committee of the Trustees.

   18. Bylaws. The Trustees may by vote of a majority of the Trustees then in office, make and from time to time amend, add to or rescind bylaws for the Company (the "Bylaws"). The Bylaws may, subject to the provisions of this Declaration of Trust: (a) fix the fiscal year; (b) regulate the affairs of the Trustees, including provisions for the nomination thereof; (c) provide for such committees as the Trustees shall deem appropriate, including an executive committee which shall be vested with all of the powers and authorities of the Trustees in the intervals between meetings of the Trustees; (d) provide for the appointment of a chairman of the Trustees, a president, one or more vice presidents, a treasurer, a clerk and such other officers as the Trustees may deem appropriate, and the manner of their appointment and removal, and their respective powers and duties; (e) provide for the manner in which documents shall be executed, including share certificates; (f) provide for the appointment of transfer agents or officers and registrars, and (g) contain such further provisions relating to the above matters or otherwise, incidental or in addition to but not inconsistent with the provisions of this Declaration of Trust, as the Trustees shall deem appropriate.

   19. Certificate Evidencing Votes. A certificate signed by the chairman, the president, the treasurer, the clerk or any assistant or temporary clerk, or one or more of the Trustees, shall be conclusive evidence, in favor of every person, firm, association, trust and corporation acting in good faith in reliance thereon, as to the contents of any vote of the Trustees, or any committee thereof, or of the Shareholders, and as to all matters in such certificate contained relating to the meeting, if any, at which any vote is therein certified to have been passed, including the regularity of the said meeting and the passage of any vote thereat, and as to all other matters and things stated in such certificate, and no person, firm, association, trust or corporation shall be obligated to make any inquiry as to any of the said matters, or as to the election or appointment of any person acting as a Trustee at such meeting, or as to the holding of any shares by any person, firm, association, trust or corporation acting as a Shareholder at such meeting, or be affected by actual or implied notice of any irregularity whatsoever therein.

                  Indemnification and Limitation of Liability

   20. Trustees and Officers. To the extent legally permissible, each of the Company's Trustees and officers, as defined in Article 24, shall be indemnified by the Trust estate against any loss, liability or expense, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, imposed upon or reasonably incurred by such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such person may be involved or with which such person may be threatened, while in office or thereafter, by reason of such person's being or having been such a Trustee or officer, except with respect to any matter as to which such person shall have been adjudicated in such action, suit or proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company; provided, however, that as to any matter disposed of by a compromise payment by such Trustee or officer, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Company, after notice that it involves such indemnification, (i) by a disinterested majority of the Trustees then in office, or (ii) by a majority of the disinterested Trustees then in office, provided that there has been obtained an opinion in writing of independent legal counsel to the effect that such Trustee or officer appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company, or (iii) by the vote, at a meeting duly called and held, of the holders of a majority of the shares outstanding and entitled to vote thereon, exclusive of any shares owned by any interested Trustee or officer.

   21. Liability. No Trustee, officer or agent of the Company shall be liable except for acts or failures to act which at the time would impose liability on him or her if this trust were a Massachusetts business corporation and he or she were a director, officer or agent thereof respectively. In determining what he or she reasonably believes to be in the best interests of the Company, a Trustee may consider the interests of the Company's employees, suppliers, creditors and customers, the economy of the state, region and nation, community and societal considerations, and the long-term and short-term interests of the Company, its subsidiaries and its Shareholders, including the possibility that these interests may best be served by the continued independence of the Company. Notwithstanding any provision of law or this Article 21 or any other provision contained in this Declaration of Trust, a Trustee shall not be liable to the Company or any Shareholder for monetary damages for breach of fiduciary duty as a Trustee except with respect to any matter as to which such liability is imposed by applicable law and he or she shall have been adjudicated (i) to have breached his or her duty of loyalty to the Company or its Shareholders,
(ii) to have acted not in good faith, or omitted to act in good faith, (iii) to have knowingly violated the law or intentionally engaged in misconduct, or (iv) to have derived any improper personal benefit from a transaction. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any Trustee for or with respect to any acts or omissions of such Trustee occurring prior to such amendment or repeal.

   22. Books and Reports. In discharging his or her duties a Trustee or officer of the Company, when acting in good faith, shall be fully protected in relying upon the books of account of the Company or of another organization in which he or she serves as contemplated by Article 24, reports made to the Company or to such other organization by any of its officers or employees or by counsel, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees or similar governing body of such other organization, or upon other records of the Company or of such other organization.

   23. Advance of Expenses. Expenses, including counsel fees, reasonably incurred by any Trustee or officer with respect to the defense or disposition of any action, suit or proceeding referred to in Article 20 may be advanced by the Company prior to the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the recipient to repay such amount unless it is ultimately determined that he or she is entitled to indemnification.

   24. Rights Not Exclusive; Definitions. The rights of indemnification provided in Article 20 shall not be exclusive of or affect any other rights to which any Trustee or officer may be entitled and such rights shall inure to the benefit of his or her successors, heirs, executors, administrators and other legal representatives. Such other rights shall include all powers, immunities and rights of reimbursement which would be allowed under the laws of The Commonwealth of Massachusetts were the Company a business corporation organized under such laws. As used in Articles 20, 21, 22 and 23 and this Article 24, the terms "Trustee" and "officer" include persons who serve at the request of the Company as directors, officers, or trustees of another organization in which the Company has any direct or indirect interest as a shareholder, creditor or otherwise. An "interested" Trustee or officer is one against whom in such capacity the proceeding in question or another proceeding on the same or similar grounds is then pending. Nothing contained in Articles 20, 21, 22 and 23 and this Article 24 shall affect any rights to indemnification to which Company personnel other than Trustees and officers may be entitled by contract or otherwise under law. No Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties.

   25. Shareholders. In case any Shareholder shall at any time for any reason be held to or be under any personal liability solely by reason of his or her being or having been a Shareholder and not by reason of his or her acts or omissions as a Shareholder, then such Shareholder (or his or her heirs, executors, administrators, or other legal representatives) shall be entitled out of the Trust estate to be held harmless from, and indemnified against, all loss, liability or expense by reason of such liability.

 Interested Trustees, Shareholders, and Officers; Ratification by Shareholders

   26. Shareholders, Trustees, Officers and Agents. No agreement, dealing, relationship or arrangement of any kind with the Company, or with any company which may be controlled by the Company or in which the Company may have any interest, in which any Shareholder, Trustee, officer, agent or other representative of the Company shall have a personal interest shall be void or voidable or otherwise affected by such interest nor shall such Shareholder, Trustee, officer, agent or other representative so interested be liable to account in respect thereof, except such effect or liability, if any, as would have resulted under the same circumstances had the Company been a business corporation organized under the laws of The Commonwealth of Massachusetts. No Trustee, officer, agent or other representative of the Company shall be precluded, by his or her office, from acquiring shares or stock in or bonds or other obligations of or from holding any office or place of profit in the Company or any company in which the Company shall be interested as stockholder or otherwise. No Shareholder, by reason of his or her holding such shares, however great in amount, shall be precluded from holding any office or place of profit hereunder or under any company in which the Company or the Trustees shall be interested as stockholder or otherwise.

   27. Authorization or Ratification by Shareholders. Regardless of whether the foregoing provisions have or have not been complied with, any agreement, dealing, relationship or arrangement entered into by or on behalf of the Company or by the Trustees, officers, agents or other representatives of the Company, or by or on behalf of any company in which the Company or the Trustees shall be interested as stockholder, or otherwise, shall not be voided by reason of the interest therein of any Shareholder, Trustee, officer, agent or other representative nor shall any Shareholder, Trustee, officer, agent or other representative being so interested be liable to account to the Company or to the Trustees, officers or Shareholders, or otherwise, for any profit or benefit realized through any such agreement, dealing, relationship or arrangement by reason of such Shareholder, Trustee, officer, agent or other representative holding that position or of the fiduciary relation thereby established, if such agreement, dealing, relationship or arrangement shall have been authorized or ratified by the Shareholders or by the stockholders of any such company, as the case may be, after notice of the fact of the interest therein (including a general statement of the nature and extent of such interest) of such Shareholder, Trustee, officer, agent or other representative, except that if such agreement, dealing, relationship or arrangement was with a Shareholder or Shareholders the authorization or ratification shall be by a majority vote of disinterested Shareholders at a meeting.

                         Shares of Beneficial Interest

   28. Number; Nonassessable. The entire beneficial interest in the Trust estate and in all business conducted by the Company and all profits earned by it shall be, and during the continuance of this trust shall remain, in the owners from time to time of transferable shares of beneficial interest. The shares of beneficial interest shall consist of (i) 100,000,000 common shares all of the same class and each with a par value of one dollar ($1.00), and (ii) 10,000,000 preferred shares, each with a par value of one dollar ($1.00) and may be issued from time to time by the Trustees without the necessity of obtaining the consent of the Shareholders. Subject to the limitations prescribed by law and the provisions of this declaration of trust, the Trustees are authorized to issue the preferred shares from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Trustees in a resolution or resolutions providing for the issue of such preferred shares. Subject to the powers, preferences and rights of any preferred shares, including any series thereof, having any preference or priority over, or rights superior to, the common shares and except as otherwise provided by law, the holders of the common shares shall have and possess all powers and voting and other rights pertaining to the shares of this Company and each common share shall be entitled to one vote. All shares issued and to be issued shall be fully paid and nonassessable except to the extent otherwise specifically provided in the certificates representing such shares. In any issue of common shares, fractional shares may be issued if authorized by the Trustees; and in lieu thereof the Trustees may issue transferable or nontransferable instruments representing or relating to fractional interests (on such terms and in such form as the Trustees shall determine) and may appoint an exchange agent or exchange agents to assist Shareholders in buying or selling such fractional interests.

   29. Shares Personal Property; Trust Only. Shares shall be personal property entitling the holders only to the rights and interest in the Trust estate set forth in these presents, and it is expressly declared and agreed by and between the Shareholders, Trustees and officers of the Company that a trust and not a partnership is deemed to be created by this instrument and that irrespective of whether any different status may be held to exist as far as others are concerned, nevertheless as between the said Shareholders, Trustees and officers the Shareholders shall be deemed to hold only the relationship of cestuis que trustent to the Trustees, with only such rights as are conferred upon them as such cestuis que trustent hereunder.

   30. Rights of Shareholders; Limitation on Rights of Action. No Shareholder shall have or acquire at any time any interest in any specific property, real or personal, at any time forming part of the Trust estate, or any right to any division or partition thereof or any other rights with reference thereto, except to have said property dealt with as herein provided, to receive dividends therefrom, as herein provided, and to share in the distribution of the cash proceeds thereof, or distributions in kind, or both, upon the termination of the trust, as herein provided. No action may be brought by a Shareholder on behalf of the Company unless a prior demand regarding such matter has been made on the Trustees and the Shareholders of the Company.

   31. Additional Shares. Additional common shares may be authorized from time to time by a majority vote of the Shareholders at a meeting. Such additional common shares shall rank equally and be in all respects identical with the common shares originally authorized and may be issued from time to time by the Trustees without the necessity of obtaining the consent of the Shareholders.

   32. Preferred Shares. Additional preferred shares may be authorized from time to time by vote, at a meeting duly called and held, of the holders of two-thirds of the shares outstanding and entitled to vote thereon, and such additional shares may be issued in one or more classes and in one or more series within a class and shall have such voting powers, full or limited, or no voting powers, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined in the vote authorizing them or by the Trustees pursuant to authority granted to it by such vote or as provided in Article 29.

   33. All Other Changes in Shares. Any authorized shares, whether issued or unissued, may, by vote, at a meeting duly called and held, of the holders of a majority of the shares outstanding and entitled to vote thereon, be changed by increasing or decreasing their par value, be reduced in number, be changed into the same or a different number of shares of any class or classes with or without par value, or be classified or reclassified. In connection with any of the foregoing, the Trustees may increase, decrease or adjust the capital accounts of the Company.

   34. Consideration for Issue. Unless otherwise prescribed by vote of the Shareholders, all shares may be issued for money, services or property (including other shares of the Company at the time outstanding), or as a distribution to Shareholders, and upon such terms as to valuation of shares, services or property and otherwise, as the Trustees may in their absolute discretion determine.

   35. No Preemptive or Preferential Rights of Subscription. No holder of shares of any class and no holder of other securities of the Company, convertible or otherwise, shall have any preemptive or preferential right of subscription to, or purchase of, any securities of the Company.

   36. Treasury Shares. Shares in the Company acquired by the Company may be canceled and the number of shares issued may thereby be reduced, or such shares may be held in the treasury and be disposed of by the Company, when authorized by the Trustees, as the Trustees may from time to time determine; but such shares while so held in the treasury shall not be entitled to any voting rights or to any dividends and shall not be deemed outstanding in computing proportions or percentages of shares hereunder or for any other purpose hereof. Shares canceled pursuant to this Article 36 shall have the status of authorized but unissued shares.

   37. Transfer Books. A register or registers shall be kept under the direction of the Trustees, which shall contain the names and addresses of the Shareholders and the number and kind of shares held by them respectively and a record of all transfers thereof. No Shareholder shall be entitled to receive payment of any dividend declared, nor to have any notice given to him or her as herein provided, until he or she has given his or her address to the transfer agent, or such other officer or agent of the Company as shall keep the said register, for entry thereon.

   38. Transfer Agent. The Company, when authorized by the Trustees, may employ in the City of Boston or in any other cities the Trustees may designate a transfer agent or transfer agents and a registrar or registrars. The transfer agent or transfer agents shall keep the said registers and record therein the transfers of any of the said shares and countersign certificates of shares issued to the persons entitled to the same. The transfer agents and registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, except as modified by the Trustees.

   39. Share Certificates. No certificates certifying the ownership of shares need be issued unless the Trustees otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of share certificates, the form thereof, and similar matters.

   40. Lost, Stolen or Destroyed Share Certificates. In the event the Trustees authorize the issuance of share certificates, a new certificate may be issued to replace any certificate previously issued, on satisfactory evidence that the said certificate previously issued has been worn out, mutilated, lost or destroyed and on such terms, if any, as to indemnity and otherwise, as the Trustees shall deem proper.

   41. Transfer of Shares. Every transfer of any certificated shares (otherwise than by operation of law) shall be signed by the transferor or by his or her agent thereunto duly authorized in writing, and upon delivery thereof to the Company or a transfer agent of the Company, accompanied by the existing certificate for such shares and such evidence of the genuineness of such transfer, authorization and other matters as may reasonably be required, shall be recorded in the register, and a new certificate therefor shall be issued to the transferee, and in case of a transfer of only a part of the shares represented by any certificate a new certificate for the residue thereof shall be issued to the transferor. A Shareholder of record shall be deemed to be the holder of the share or shares represented thereby for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Company shall be affected by any notice of a transfer until due presentment of the certificate for such share or shares for registration of transfer. The Trustees may determine from time to time procedures for the transfer of uncertificated shares.

   42. Transfers by Operation of Law. Any person becoming entitled to any shares in consequence of the death, bankruptcy or insolvency of any Shareholder, or otherwise by operation of law, shall be recorded in the register as the holder of the said shares, and receive a new certificate for the same, upon production of the proper evidence thereof and delivery of the existing certificate to the Company or a transfer agent of the Company. Until such production of evidence and delivery of the existing certificate, the Shareholder of record shall be deemed to be the holder of such shares for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Company shall be affected by any notice of such death, bankruptcy, insolvency or other event. The Trustees may determine from time to time procedures for the transfer by operation of law of uncertificated shares.

   43. Joint Owners. Any two or more persons in whose names any share is registered shall be treated as joint owners of the entire interest therein, and no entry shall be made in the register or in any certificate that any person is entitled to any future, limited or contingent interest in any share. However, any person registered as a holder of any share may, subject to the provisions hereinafter contained, be described in the register or in any certificate as a trustee or fiduciary of any kind, and appropriate words may be added to the description to identify such trust.

   44. No Duty to Examine into Trusts, Pledges, etc., to Which Shares Are Subject. The Company shall not, nor shall the Trustees or the Shareholders or any officer of the Company or any transfer agent or other agents of the Company, or the Trustees, be bound to take notice or be affected by notice of any trust, whether express, implied or constructive, or of any charge, pledge or equity to which any of the said shares or the interest of any of the Shareholders in this trust may be subject, or to ascertain or inquire whether any sale or transfer of any such shares or interest by any such Shareholder or his or her personal representatives is authorized by such trust, charge, pledge or equity, or to recognize any person as having any interest therein, except the persons registered as such Shareholders. The receipt of the person in whose name any share is registered, or, if such share is registered in the names of more than one person, the receipt of any one of such persons, or the receipt of the duly authorized agent of any such person, shall be a sufficient discharge for all dividends and other money and for all shares, bonds, obligations and other property payable, issuable or deliverable in respect of such share and from all liability to see to the application thereof.

                            Meetings of Shareholders

   45. Annual Meeting. An annual meeting of the Shareholders shall be held on the last Tuesday of April in every year, or on such other date as the Trustees or the chairman or the president may from time to time fix, at the principal office of the Company or at such other place in Massachusetts as may be designated by the Trustees, the chairman or the president, for the purpose of electing Trustees and for such other purposes as may be prescribed by law and hereby or as may be specified in the notice by the Trustees or by the chairman or by the president of the Company. If such annual meeting is omitted on the day herein provided for, a special meeting may be held in lieu thereof, and any business transacted or election held at such special meeting shall have the same effect as if transacted or held at such annual meeting.

   46. Special Meetings. The Trustees, chairman or president of the Company may, whenever any of them think fit, call or direct any officer of the Company to call a special meeting of the Shareholders to be held at the principal office of the Company or, in their discretion, at any other place in Massachusetts, and such special meeting shall be so called by the clerk, or in the case of the death, incapacity or refusal of the clerk, by another officer, upon written application of one or more Shareholders who hold at least forty percent in interest of the shares entitled to vote at such special meeting.

   47. Presiding Officer. The chairman or, if there is no chairman or the chairman is absent, the president shall preside at every meeting of the Shareholders, but if neither the chairman nor the president is present at the commencement of the meeting or, being present, shall not be willing to preside, the Shareholders present in person or by proxy shall choose the chairman of such meeting.

   48. Business to be Transacted. At any annual or special meeting of Shareholders, no business shall be transacted other than such as is referred to in the notice of the meeting.

   49. Notices. A written or printed notice of each meeting of the Shareholders, whether annual or special, specifying the time, place and purposes thereof, shall be given as hereinafter provided by the clerk or any assistant clerk or by an officer designated by the Trustees to each of the Shareholders entitled to vote thereat at least seven (7) days (including Sundays and holidays) before such meeting. Every notice to any Shareholder required or provided for herein may be given to him or her personally or by mailing it to him or her, postage prepaid, at his or her address specified in the records of the Company. Notice shall be deemed to have been given at the time when it is so mailed. In respect of any share held jointly by several persons, notice so given to any one of them shall be sufficient notice to all of them. Any notice so sent to the address of any Shareholder shall be deemed to have been duly sent in respect of any such share whether held by him or her solely or jointly with others, notwithstanding he or she be then deceased or be bankrupt or insolvent or legally incompetent, and whether the Trustees or any person sending such notice have knowledge or not of his or her death, bankruptcy or insolvency or legal incompetence, until some other person or persons shall be registered as holders. The certificate of the person or persons giving such notice shall be sufficient evidence thereof, and shall protect all persons acting in good faith in reliance on such certificate. Whenever notice of meeting is required to be given to a Shareholder under any provision of Massachusetts law applicable to the Company or of this declaration of trust, a written waiver thereof, executed before or after the meeting by such Shareholder or Shareholder's attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

   50. Voting; Quorum. At all meetings every Shareholder shall, subject to the provisions of Article 53, have one vote for each share held by him or her and may vote at any meeting or any adjournment or adjournments thereof in person or by proxy in writing dated not more than six months before the meeting named therein, which proxies shall be filed with the clerk or other person responsible to record the proceedings of the meeting before being voted; and, except as otherwise provided herein, the holders of a majority of all the shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business. The delivery of a proxy on behalf of a Shareholder consistent with telephonic or electronically transmitted instructions obtained pursuant to procedures of the Company reasonably designed to verify that such instructions have been authorized by such Shareholder, shall constitute execution and delivery of the proxy by or on behalf of the Shareholder. Shares owned directly or indirectly by the Company, if any, shall not be deemed outstanding for this purpose, and the Company shall not, directly or indirectly, vote any share of its own shares. When any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such share. If the holder of any share is a minor or a person of unsound mind, or subject to guardianship or to the legal control of any other person as regards the charge or management of such share, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. No ballot shall be required for any election unless requested by a Shareholder present or represented at the meeting and entitled to vote in the election.

   51. Adjournment of Meeting. Any meeting (or portion thereof) may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting (or portion thereof) may be held as adjourned without further notice.

   52. Requisite Vote to Act. Except as otherwise herein provided, when a quorum is present at any meeting, a plurality of votes properly cast for election to any office shall elect to such office, and a majority of the shares represented at the meeting and entitled to vote upon any question properly brought before the meeting shall decide such question. Provisions hereunder for a majority vote of Shareholders at a meeting mean a vote of the holders of a majority of those shares entitled to vote thereon which are represented in person or by proxy at such meeting.

   53. Record Date for Voting, Dividends and Offerings. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution or offering, the trustees may from time to time fix in advance a time, which shall be not more than sixty (60) days before the date of any meeting of Shareholders or the date for the payment of any dividend or of any other distribution or the date of the offering, as the record date for determining the Shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution or such offering, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Company after the record date; or without fixing such record date the Trustees may for any of such purposes close the register or transfer books for all or any part of such period. If no record date is fixed and the transfer books are not closed, (i) the record date for determining Shareholders having the right to notice of or to vote at a meeting of Shareholders shall be at the close of business on the date next preceding the day on which notice is given, and (ii) the record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the Trustees acts with respect thereto.

                       Duration and Termination of Trust;
                            Combination; Amendments

   54. Duration of Trust. Unless terminated as provided in Article 8(o) or
Article 56, this trust shall continue without limitation of time.

   55. Death of Shareholder or Trustee Not to Terminate Trust. The death of a Trustee hereunder or of a Shareholder or the dissolution of a Shareholder hereunder during the continuance of this trust shall not operate to terminate this trust, nor shall it entitle the legal representatives of any such Trustee or Shareholder to an accounting or to take any action in the courts or otherwise.

   56. Termination; Combination; Affiliation.   Except as provided in Article
57 below, the Trustees may terminate this trust at any time, or may cause the Company to be merged, combined, consolidated or otherwise affiliated with another trust, association, corporation, limited liability company, or other company or entity, if such termination, merger, combination, consolidation, or affiliation has been authorized by vote, at a meeting duly called and held, of the holders of two-thirds of the shares outstanding and entitled to vote thereon or has been authorized pursuant to Article 8(o). Such termination, merger, combination, consolidation or affiliation shall become effective only upon presentation to the Trustees, as required by Article 59, of the counterpart of the certificate referred to in said Article 59, or at such later time as may be specified in the vote effecting such action.

   57. Certain Transactions.

   A. Higher Vote for Certain Business Transactions. In addition to any affirmative vote required by law or otherwise in this declaration of trust, and except as otherwise expressly provided in Section C of this Article 57:

     (1) any merger or consolidation of the Company or any Subsidiary (as hereinafter defined) with (a) any Interested Shareholder (as hereinafter defined) or (b) any other company (whether or not itself an Interested Shareholder) which is or after such merger or consolidation would be an Affiliate (as hereinafter defined) or Associate (as hereinafter defined) of an Interested Shareholder; or

     (2) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder involving any assets or securities of the Company, any Subsidiary or any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder having an aggregate Fair Market Value (as hereinafter defined) in excess of 5% of the total consolidated book value of the total assets of the Company and its Subsidiaries as of the end of the Company's most recent fiscal year prior to the time the determination is made; or

     (3) the adoption of any plan or proposal for the termination, liquidation or dissolution of the Company proposed by or on behalf of an Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

     (4) any reclassification of securities (including any reverse stock split) or recapitalization of the Company or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Shareholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock (as hereinafter defined), or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

     (5) any tender offer or exchange offer made by the Company for shares of Capital Stock which may have the effect of increasing an Interested Shareholder's percentage beneficial ownership (as hereinafter defined) so that following the completion of the tender offer or exchange offer the Interested Shareholder's percentage beneficial ownership of the outstanding Capital Stock may exceed 110% of the Interested Shareholder's percentage beneficial ownership immediately prior to the commencement of such tender offer or exchange offer; or

     (6) any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (1) to (5);

shall require the affirmative vote of the holders of Voting Shares (as hereinafter defined) representing shares equal to the sum of (i) a majority of the then outstanding Voting Shares, excluding Voting Shares of which such Interested Shareholder is the beneficial owner, plus (ii) the number of Voting Shares of which such Interested Shareholder is the beneficial owner, voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or any agreement with any national securities exchange or otherwise.

   B. Definition of "Business Transaction". For the purposes of this Article 57 the term "Business Transaction" shall mean any transaction that is referred to in any one or more of clauses (1) through (6) of Section A of this Article 57.

   C. When Higher Vote is Not Required. The provisions of Section A of this
Article 57 shall not be applicable to any direct or indirect purchase or other acquisition by the Company or any Subsidiary of any shares of Capital Stock from an Interested Shareholder. The provisions of Section A of this Article 57 shall also not be applicable to any particular Business Transaction involving an Interested Shareholder, and such Business Transaction shall require only such affirmative vote, if any, as is required by law or by any other provision of this declaration of trust if the Business Transaction shall have been approved by a majority of the Disinterested Trustees (whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Shares that caused the Interested Shareholder to become an Interested Shareholder).

   D. Certain Definitions. For purposes of this Article 57:

   (1) The term "Capital Stock" shall mean all the shares of beneficial interest of the Company authorized to be issued from time to time under Article 28 of this declaration of trust.

     (2) The term "person" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

     (3) The term "Interested Shareholder" shall mean any person (other than the Company or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which (a) is the beneficial owner of Voting Shares representing 5% or more of the votes entitled to be cast by the holders of all then outstanding Voting Shares; or (b) is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Shares representing 5% or more of the votes entitled to be cast by the holders of all the outstanding Voting Shares.

     (4) A person shall be a "beneficial owner" of any Capital Stock (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, (ii) the right to vote pursuant to any agreement, arrangement or understanding, or (iii) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is an Interested Shareholder pursuant to Paragraph (3) above, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph (4), but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (5) An "Affiliate" of a specified person is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     (6) The term "Associate" used to indicate a relationship with any person means (a) any company (other than the Company or any Subsidiary) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (c) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a Trustee or officer of the Company or any of its parents or subsidiaries.

     (7) The term "Subsidiary" means any company of which a majority of any class of equity security is beneficially owned by the Company, provided, however, that for the purposes of the definition of Interested Shareholder set forth in Paragraph (3) above and the definition of Associate set forth in Paragraph (6) above, the term "Subsidiary" shall mean only a company of which a majority of each class of equity security is beneficially owned by the Company.

     (8) The term "Disinterested Trustee" means any Trustee who is not an Affiliate or Associate or representative of the Interested Shareholder and was a Trustee prior to the time that the Interested Shareholder became an Interested Shareholder, and any Trustee who is a successor of a Disinterested Trustee, is not an Affiliate or Associate or representative of the Interested Shareholder and is recommended or elected to succeed the Disinterested Trustee by a majority of the Disinterested Trustees.

     (9) The term "Fair Market Value" means (a) in the case of cash, the amount of such cash, (b) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period immediately preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system then in use, or if no such quotation is available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Trustees in good faith; and (c) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Disinterested Trustees.

     (10) The term "Voting Shares" means all Capital Stock which by its terms may be voted generally in the election of Trustees of the Company.

   E. Powers of the Disinterested Trustees. A majority of the Disinterested Trustees shall have the power and duty to determine for purposes of this
Article 57, on the basis of information known to them after reasonable inquiry,
(1) whether a person is an Interested Shareholder, (2) the number of shares of Capital Stock or other securities beneficially owned by any person, (3) whether a person is an Affiliate or Associate of another, and (4) whether the assets that are the subject of any Business Transaction have, or the consideration to be received for the issuance or transfer of securities by the Company or any Subsidiary in any Business Transaction has, an aggregate Fair Market Value in excess of the amount set forth in clause (2) of Section A of this Article 57. Any such determination made in good faith shall be binding and conclusive for all the purposes of this Article 57.

   F. No Effect on Fiduciary Obligations of Interested Shareholders. Nothing contained in this Article 57 shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

   G. Alteration, Amendment, Repeal. Notwithstanding any other provisions of this Declaration of Trust (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or this Declaration of Trust), the affirmative vote of the holders of 80% of the then outstanding Voting Shares shall be required to alter, amend or repeal this Article 57; provided, however, that this Section G shall not apply to, and such 80% vote shall not be required for, any alteration, amendment or repeal recommended by a majority of the Disinterested Trustees.

   58. Amendments. This Declaration of Trust may be altered, amended, added to or rescinded by an instrument in writing signed by a majority of the Trustees, if the same has been authorized by majority vote of the Shareholders at a meeting, and such other vote, if any, as may be required by the rights or preferences relating to any class or series of shares; provided that if such alteration, amendment, addition or rescission shall in the judgment of the Trustees be of a fundamental character it shall require authorization by vote, at such a meeting, of the holders of a majority of the shares outstanding and entitled to vote thereon; and provided further that any alteration, amendment, addition or rescission of any provision requiring a vote of the holders of a specified percentage of the shares shall be only by vote of the holders of such percentage; and provided further that the provisions of Articles 3 and 4 exempting from personal liability the Shareholders, Trustees, officers, agents and other representatives of the Company may be amended only by unanimous vote of the holders of all shares entitled to vote at the time such vote is taken and such amendment shall take effect only prospectively. Such alteration, amendment, addition or rescission shall become effective at such time as may be specified in the vote effecting such action. Notwithstanding anything preceding in this Article to the contrary but subject to the provisions of Article 57, the vote of the holders of 80% of the shares issued and outstanding and entitled to vote generally in the election of Trustees shall be required for any alteration, amendment or repeal of Articles 9 and 10; provided, however, that such 80% vote shall not be required for any alteration, amendment or repeal adopted or recommended by 80% of the Trustees then in office. Amendments for the purpose of changing the name of the Company or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in this declaration of trust shall not require authorization by vote of the Shareholders.

   59. Certificate of Termination or Amendment. In case this trust shall be terminated or any merger, combination, consolidation or affiliation shall be effected, or any of the terms, powers and provisions herein contained shall be altered, amended, added to or rescinded, pursuant to the provisions of Article 8(o), Article 56 or Article 58 or other authority, a certificate in any number of counterparts deemed desirable, setting forth such termination, alteration, amendment, addition or rescission or the terms of such merger, combination, consolidation or affiliation and either that the Shareholders have authorized the same in accordance with the provisions of said Article 8(o), Article 56 or
Article 58, or the other authority pursuant to which the same has been made, shall be signed by the chairman or president and by the clerk or any assistant clerk and shall be acknowledged by either the chairman or president signing the same and shall be recorded or filed in the various public offices, if any, in which this Declaration of Trust is then recorded or filed and at the principal office of the Company and in such places as may be required by law, but failure to record or file any such vote or resolution shall not affect the validity thereof.

   60. Disposition of Trust Estate on Termination. Upon the termination of this trust, the Trustees shall, upon such terms as shall be determined by the Trustees, sell and convert into money or into shares, bonds or other securities or obligations, whether of the purchaser or otherwise, the whole or any part of the Trust estate and shall apportion the proceeds thereof and any property forming part of the Trust estate excepted from such sale among all the Shareholders in accordance with their respective rights ratably according to the number and kind of shares held by them respectively. In making any sale under this provision the Trustees shall have power to sell by public auction or private contract and to buy in or rescind or vary any contract of sale and to resell, without being answerable for loss, and for the said purposes to execute or cause to be executed all proper deeds and instruments and to do all proper things. The Trustees may, after the distribution of the full amounts of money, if any, due upon liquidation or termination on any preferred shares of any class or series which may be outstanding, divide the whole or any part of the remaining Trust estate in its actual state of investment among the Shareholders in accordance with their respective rights ratably according to the number and kind of shares held by them respectively, and for such purposes the Trustees shall have power to determine the values of the property comprising said remaining Trust estate.

                                 Miscellaneous

   61. Filing. This instrument and any amendment hereto shall be filed with the Secretary of The Commonwealth of Massachusetts and in such other places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless any such amendment sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing with the Secretary of The Commonwealth of Massachusetts. A restated declaration of trust, integrating into a single instrument all of the provisions of this instrument which are then in effect and operative, may be executed from time to time by the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of this instrument and the various amendments thereto.

   62. Protection of Company, Stock of Which Held by Trust. No corporation, trust, association or body politic shall be affected by notice that any of its shares or bonds or other securities or obligations are subject to this trust or be bound to see to the execution of this trust or to ascertain or inquire whether any transfer of any such shares, bonds or securities or obligations by the Company is authorized, notwithstanding such authority may be disputed by some other person, firm, association, trust or corporation.

   63. Authority of the Trustees to Construe Terms Hereof. The Trustees shall have the authority to construe any of the terms, powers and provisions herein contained and to act on any such construction, and its construction of the same and any action taken pursuant thereto by the Trustees, or any committee, officer or agent in good faith shall be final and conclusive.

   64. Effect of Captions and Table of Contents. The captions and Table of Contents are inserted for convenience of reference, and are not to be taken as any part of this instrument or to control or affect the meaning, construction or effect of the same.

   65. Counterparts. This instrument may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

   66. Governing Law. This instrument is executed by the original Trustees and delivered in The Commonwealth of Massachusetts, and with reference to the statutes and law thereof, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the statutes and law of said Commonwealth.

   67. Provisions in Conflict with Law or Regulations. The provisions of this instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions would be inconsistent with any of the conditions necessary for qualification of the Company as an exempted holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations thereunder or is inconsistent with other applicable laws and regulations, such provision shall be deemed never to have constituted a part of this instrument, provided that such determination shall not affect any of the remaining provisions of this instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this instrument in any jurisdiction.

             [the rest of this page has been intentionally left blank]

   IN WITNESS WHEREOF we have hereunto set our hands and seals at Boston in The Commonwealth of Massachusetts on the date first above mentioned.

                                          /s/ Thomas J. May
[SEAL]                                    _____________________________________
                                          Thomas J. May

                                          /s/ Russell D. Wright
[SEAL]                                    _____________________________________
                                          Russell D. Wright


COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK, SS.

April 20, 1999

   Then personally appeared before me the above-named Thomas J. May and acknowledged the foregoing instrument to be his free act and deed.

WITNESS MY HAND and official seal at Boston, Massachusetts.

                                          /s/ Theodora S. Convisser
NOTARIAL SEAL                             _____________________________________

My commission expires March 10, 2000

Notary Public in and for The Commonwealth of Massachusetts

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK, SS.

April 20, 1999

   Then personally appeared before me the above-named Russell D. Wright and acknowledged the foregoing instrument to be his free act and deed.

WITNESS MY HAND and official seal at Boston, Massachusetts.

                                          /s/ Richard J. Morrison
NOTARIAL SEAL                             _____________________________________

My commission expires September 23, 1999

Notary Public in and for The Commonwealth of Massachusetts

                                                                        ANNEX E

                                                                Bylaws of NSTAR

                                    BYLAWS

                                      OF

                                     NSTAR

                        Section 1. DECLARATION OF TRUST

   1.1 Declaration of Trust. References herein to the Declaration of Trust shall apply to the Declaration of Trust establishing NSTAR (the "Company"), dated April 20, 1999, as the same shall be amended from time to time. These Bylaws and all matters concerning the conduct and regulation of the business and affairs of the Company shall be subject to such provisions in regard thereto, if any, as are set forth in the Declaration of Trust as from time to time in effect.

                              Section 2. TRUSTEES

   2.1. Nominations. Nominations for the election of Trustees at an annual meeting may be made by the Trustees or a committee appointed by the Trustees or by any Shareholder entitled to vote generally in the election of Trustees; however, any Shareholder entitled to vote generally in the election of Trustees may nominate one or more persons for election as Trustees at an annual meeting only if written notice of such Shareholder's intent to make such nomination or nominations has been given, postage prepaid, to the clerk not later than forty-five days prior to the anniversary of the date of the immediately preceding annual meeting. Each such notice shall set forth: (a) the name and address of the Shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the Shareholder is a holder of record of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholder; (d) such other information regarding each nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a Trustee if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

   2.2 Action by Trustees. The action of the Trustees in respect of any matter shall be by vote passed by the Trustees at a meeting or by a written vote without a meeting (with or without notice to the other Trustees) signed by at least a majority of the Trustees.

   2.3. Regular Meetings. Regular meetings of the Trustees may be held at such places and at such times as the Trustees may by vote from time to time determine, and if so determined no notice thereof need be given, provided, however, that notice of the first regular meeting following any such determination shall be given to absent Trustees. A regular meeting of the Trustees may be held without notice immediately after and at the same place as the annual meeting of the Shareholders or a special meeting of the Shareholders held in lieu of such annual meeting.

   2.4. Special Meetings. A special meeting of the Trustees may be held at any time and at any place when called by the chairman, president, clerk or three or more Trustees, by giving to each of the Trustees reasonable notice thereof.

   2.5. Notice. Without implied limitation, a notice thereof, mailed prepaid, addressed to any Trustee, at his or her usual address, and posted in the City of Boston, or where the principal office of the Company is situated, at least forty-eight (48) hours before such meeting, or a notice given by telephone or telefax at least twenty-four (24) hours before such meeting, shall be deemed sufficient notice to such Trustee, whether the same be received by him or her or not. It shall not be necessary to give notice of any such meeting to any Trustee who is present at the meeting, or who executes, before or after the meeting, a written waiver of such notice; and if under the foregoing provisions there is no Trustee to whom notice of a meeting need be given, such meeting may be held without call at any time and at any place.

   2.6. Minutes of Meetings. The Trustees shall cause to be kept minutes of all meetings of the Trustees and minutes of all meetings of the Shareholders, and all such minutes, if signed or certified by the clerk or any assistant or temporary clerk, shall be conclusive evidence of the matters therein stated.

   2.7. Presence Through Communications Equipment. Unless otherwise prohibited by law, members of the Trustees may participate in a meeting by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

   2.8. Committees. The Trustees shall, by a vote of the majority of the Trustees then in office, elect from their number an executive committee which shall include the chairman of the Trustees, if any, and the president, and which shall have and exercise all powers of the Trustees which may lawfully be delegated in the intervals between the meetings of the Trustees. The Trustees may also from time to time appoint such other committees as it may determine and such committees shall have such powers as shall be specified by vote of the Trustees. Except as the Trustees may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Trustees or such rules, its business shall be conducted as nearly as may be in the same manner as is provided by the Declaration of Trust for the conduct of business by the Trustees.

                         Section 3. OFFICERS AND AGENTS

   3.1. Enumeration; Qualification. The officers of the Company shall be a president, a treasurer and a clerk and any other officers, including a chairman of the Trustees, as the Trustees may from time to time in their discretion elect or appoint. The Trustees may likewise from time to time appoint or employ or authorize the appointment or employment of agents, employees or representatives of the Company, may fix their compensation, term of employment, duties and powers, or authorize the same to be fixed, and may remove them or terminate their employment or authorize the same to be done. The clerk shall be a resident of Massachusetts unless the Company has a resident agent appointed for the purpose of service of process. Any action taken and any obligations entered into by such officers or agents on behalf of the Company pursuant to authority granted to them shall be binding upon the Trust estate. The Trustees may fix the compensation and duties and powers of the officers or authorize the same to be fixed. Any officer may be but need not be a Shareholder or

Trustee and any two or more offices may be held by the same person. Any officer may be required by the Trustees to give bond for the faithful performance of his or her duties to the Company in such amounts and with such sureties as the Trustees may determine.

   3.2 Resignation and Removals. Any officer may resign at any time by delivering his or her resignation in writing to the chairman of the Trustees, if any, the president, the treasurer or the clerk or to a meeting of the Trustees. Such resignation shall be effective upon its receipt unless specified to be effective at some other time. The Trustees may remove any officer elected or appointed by them with or without cause by the vote of a majority of the Trustees then in office. An officer may be removed for cause only after reasonable notice and opportunity to be heard before the Trustees. Except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the Company, no officer resigning or removed shall have any right to any compensation as such officer for any period following his or her resignation or removal, or any right to damages on account of such removal, whether his or her compensation be by the month or by the year or otherwise, unless the Trustees shall in their discretion provide for compensation.

   3.3. Powers. Subject to law, to the Declaration of Trust, and the other provisions of these Bylaws, unless and until the Trustees otherwise determine, the several officers shall have the authority and perform the duties usually incident to their respective offices in the case of corporations and such other duties and powers as the Trustees may from time to time designate.

   3.4. Election. The chairman of the Trustees, if any, and the president, treasurer and clerk shall be elected annually by the Trustees at their first meeting following the annual meeting of the Shareholders. Other officers, if any, may be elected or appointed by the Trustees at said meeting or at any other time. If the office of the president or the treasurer or clerk becomes vacant, the Trustees may elect a successor by vote of a majority of the Trustees then in office. If the office of any other officer becomes vacant, the Trustees may elect a successor by vote of a majority of the Trustees present. Each such successor shall hold office until his or her successor is chosen and qualified, or until such officer sooner dies, resigns, is removed or becomes disqualified.

   3.5. Tenure. The chairman of the trustees, the president, the treasurer and the clerk shall continue in office until the first meeting of the Trustees following the next succeeding annual meeting of the Shareholders or the special meeting of the Shareholders held in lieu of such annual meeting, and until his or her successor, if any, is chosen and qualified, and other officers shall hold office until any such officer sooner dies, resigns, is removed or becomes disqualified. Each agent shall retain his or her authority at the pleasure of the Trustees.

   3.6. Chief Executive Officer, Chairman of the Trustees, President and Vice Presidents. The Trustees shall designate either the chairman of the Trustees or the president as the chief executive officer of the Company who shall have general charge and supervision of the business of the Company, subject to the control of the Trustees.

   The president, if not designated as the chief executive officer, and any vice presidents shall have the duties and powers as shall be designated by the Trustees from time to time or by the chief executive officer of the Company.

   3.7. Treasurer and Assistant Treasurers. The treasurer shall be in charge of the Company's funds and valuable papers, books of account and accounting records and shall have such other duties and powers as may be designated from time to time by the Trustees or by the chief executive officer of the Company.

   Any assistant treasurer shall have such duties and powers as shall be designated from time to time by the Trustees or the chief executive officer of the Company.

   3.8. Clerk and Assistant Clerks. The clerk shall record all proceedings of the stockholders in a book or series of books to be kept therefor, which book or books shall be kept in the principal office of the Company or at the office of its transfer agent or of its clerk and shall be open at all reasonable times to the inspection of any Shareholder. In the absence of the clerk from any meeting of Shareholders, an assistant clerk, or if there be none or the assistant clerk be absent, a temporary clerk chosen at the meeting, shall record the proceedings thereof in the aforesaid book. Unless a transfer agent has been appointed, the clerk shall keep or cause to be kept the stock and transfer records of the Company, which shall contain the names and record addresses of all the Shareholders and the amount of stock held by each. The clerk shall keep a true record of the proceedings of all meetings of the Trustees and in the clerk's absence from any such meeting an assistant clerk, or if there be none or the assistant clerk is absent, a temporary clerk chosen at the meeting, shall record the proceedings thereof.

   Any assistant clerk shall have such duties and powers as shall be designated from time to time by the Trustees or the chief executive officer of the Company.

                            Section 4. CAPITAL STOCK

   4.1. Stock Certificates. Every Shareholder shall be entitled to receive a certificate or certificates specifying the number and kind of shares held by such Shareholder, with such description, if any, as may be necessary to distinguish them from other shares to which different rights are attached. Such certificates shall be signed by the chairman, the president or a vice president and by the treasurer or an assistant treasurer of the Company and countersigned by the transfer agent, if any, and registered by or on behalf of the Trustees or by a registrar, if any, and a notation of such registration shall be endorsed thereon. Such signatures may be facsimiles if the certificate is signed by a transfer agent or by a registrar other than a Trustee, officer or employee of the Company. Even though any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the Company.

   Notwithstanding the foregoing, in lieu of issuing share certificates, the Trustees or the transfer agent may either issue receipts therefor or keep accounts upon the books of the Company for the record holders of such shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof.

   4.2. Lost, Stolen or Destroyed Share Certificates. In the event the Trustees authorized the issuance of share certificates, subject to Section 4.1, a new certificate may be issued to replace any certificate previously issued, on satisfactory evidence that the certificate previously issued has been worn out, mutilated, lost or destroyed and on such terms, if any, as to indemnity and otherwise, as the Trustees shall deem proper.

                             Section 5. COMMON SEAL

   The seal of the Company shall, subject to alteration by the Trustees, consist of a flat-faced circular die with the word "Massachusetts," together with the name of the trust and its year of organization, cut or engraved thereon.

                         Section 6. EXECUTION OF PAPERS

   Except as the Trustees may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts, and other obligations made, accepted or endorsed on behalf of the Company shall be signed by the chairman of the Trustees, if any, or by the president or by one or more of the vice presidents or the treasurer.

                             Section 7. FISCAL YEAR

   Until the Trustees shall change it, the fiscal year shall end on the last day of December in each year.

                     Section 8. CONTROL SHARE ACQUISITIONS

   The provisions of Massachusetts General Laws Chapter 110D as in effect from time to time shall not apply to control share acquisitions of the Company.

                             Section 9. AMENDMENTS

   These Bylaws may be altered, amended or repealed by vote of the majority of the Trustees then in office, except with respect to any provision which by law or by a provision of the Declaration of Trust requires action by the Shareholders.